UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2008

Date of reporting period: June 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Shares Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED SHARES PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Shares Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$884.71	$3.80	0.81%
Hypothetical (5% return before expenses)	$1,000	$1,020.84	$4.07	0.81%

Class B
Actual	$1,000	$883.62	$4.96	1.06%
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.32	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

BALANCED SHARES PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association (Bonds & Preferred Stock)	$7,859,799	5.8%
Exxon Mobil Corp.	4,741,394	3.5
ConocoPhillips	4,474,086	3.3
Total SA (Sponsored) (ADR)	3,751,880	2.8
Chevron Corp.	3,469,550	2.6
Eli Lilly & Co.	3,369,680	2.5
ACE Ltd.	3,354,981	2.5
Merck & Co., Inc.	3,294,106	2.5
Lockheed Martin Corp.	3,226,182	2.4
JPMorgan Chase & Co. (Bonds & Common Stock)	2,821,397	2.1

	$40,363,055	30.0%

SECURITY TYPE BREAKDOWN

June 30, 2008 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$98,275,994	72.9%
Corporate-Investment Grades	14,577,056	10.8
Mortgage Pass Throughs	7,937,811	5.9
Commercial Mortgage-Backed Securities	5,596,545	4.2
Governments-Treasuries	2,385,194	1.8
Asset-Backed Securities	1,294,253	1.0
Non-Convertible-Preferred Stocks	976,171	0.7
Corporate-Non-Investment Grades	960,909	0.7
Governments-Sovereign Bonds	542,917	0.4
Agencies	435,473	0.3
Quasi-Sovereigns	383,332	0.3
CMOS	284,346	0.2
Other*	453,066	0.3
Short-Term Investments	675,000	0.5

Total Investments	$134,778,067	100.0%

*	“Other” represents less than 0.2% weightings in the following types: Inflation-Linked Securities and Governments-Sovereign Agencies.

2

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–73.0%

ENERGY–14.4%
ENERGY EQUIPMENT & SERVICES–0.0%
Baker Hughes, Inc.	10	$873

OIL, GAS & CONSUMABLE FUELS–14.4%
Chevron Corp.	35,000	3,469,550
ConocoPhillips	47,400	4,474,086
Exxon Mobil Corp.	53,800	4,741,394
Marathon Oil Corp.	21,000	1,089,270
Noble Energy, Inc.	17,900	1,800,024
Total SA (Sponsored) (ADR)	44,000	3,751,880

		19,326,204

		19,327,077

FINANCIALS–13.5%
CAPITAL MARKETS–1.8%
Bank of New York Mellon Corp.	15,120	571,990
Franklin Resources, Inc.	1,600	146,640
The Goldman Sachs Group, Inc.	8,100	1,416,690
Lehman Brothers Holdings, Inc.	12,900	255,549

		2,390,869

COMMERCIAL BANKS–0.5%
Wells Fargo & Co.	29,500	700,625

DIVERSIFIED FINANCIAL SERVICES–2.8%
Bank of America Corp.	36,600	873,642
Citigroup, Inc.	26,100	437,436
JP Morgan Chase & Co.	74,400	2,552,664

		3,863,742

INSURANCE–7.2%
ACE Ltd.	60,900	3,354,981
American International Group, Inc.	18,700	494,802
Axis Capital Holdings Ltd.	78,400	2,337,104
Chubb Corp.	6,200	303,862
Hartford Financial Services Group, Inc.	36,200	2,337,434
MetLife, Inc.	9,100	480,207
Prudential Financial, Inc.	5,200	310,648
Willis Group Holdings Ltd.	2,000	62,740

		9,681,778

THRIFTS & MORTGAGE FINANCE–1.2%
Federal National Mortgage Association	80,900	1,578,359

		18,215,373

HEALTH CARE–11.8%
HEALTH CARE PROVIDERS & SERVICES–3.3%
Aetna, Inc.	39,300	1,592,829

Company	Shares	U.S. $ Value

UnitedHealth Group, Inc.	32,400	$850,500
WellPoint, Inc.(a)	41,800	1,992,188

		4,435,517

PHARMACEUTICALS–8.5%
Eli Lilly & Co.	73,000	3,369,680
Johnson & Johnson	25,410	1,634,879
Merck & Co., Inc.	87,400	3,294,106
Schering-Plough Corp.	107,300	2,112,737
Wyeth	22,500	1,079,100

		11,490,502

		15,926,019

INDUSTRIALS–8.9%
AEROSPACE & DEFENSE–7.1%
Honeywell International, Inc.	47,300	2,378,244
Lockheed Martin Corp.	32,700	3,226,182
Raytheon Co.	29,890	1,682,209
United Technologies Corp.	37,300	2,301,410

		9,588,045

ELECTRICAL EQUIPMENT–1.1%
Cooper Industries Ltd.–Class A	12,740	503,230
Emerson Electric Co.	19,670	972,681

		1,475,911

INDUSTRIAL CONGLOMERATES–0.7%
General Electric Co.	35,240	940,556

		12,004,512

INFORMATION TECHNOLOGY–7.6%
COMMUNICATIONS EQUIPMENT–0.5%
Cisco Systems, Inc.(a)	29,200	679,192

COMPUTERS & PERIPHERALS–2.3%
Hewlett-Packard Co.	9,400	415,574
International Business Machines Corp.	10,100	1,197,153
Sun Microsystems, Inc.(a)	130,025	1,414,672

		3,027,399

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.9%
Tyco Electronics Ltd.	35,600	1,275,192

IT SERVICES–1.2%
Accenture Ltd.–Class A	41,200	1,677,664

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.7%
Integrated Device Technology, Inc.(a)	44,100	438,354
Intel Corp.	15,000	322,200
Nvidia Corp.(a)	10,300	192,816

		953,370

3

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SOFTWARE–2.0%
Adobe Systems, Inc.(a)	13,200	$519,948
Microsoft Corp.	78,200	2,151,282

		2,671,230

		10,284,047

CONSUMER STAPLES–5.8%
FOOD & STAPLES RETAILING–2.1%
BJ’s Wholesale Club, Inc.(a)	26,900	1,041,030
Safeway, Inc.	62,200	1,775,810

		2,816,840

HOUSEHOLD PRODUCTS–1.2%
Procter & Gamble Co.	26,000	1,581,060

TOBACCO–2.5%
Altria Group, Inc.	26,300	540,728
Lorillard, Inc.(a)	23,300	1,611,428
Philip Morris International, Inc.	25,000	1,234,750

		3,386,906

		7,784,806

CONSUMER DISCRETIONARY–4.9%
HOUSEHOLD DURABLES–0.1%
Garmin Ltd.	2,300	98,532

INTERNET & CATALOG RETAIL–0.1%
Expedia, Inc.(a)	7,900	145,202

MEDIA–4.7%
The DIRECTV Group, Inc.(a)	39,100	1,013,081
EW Scripps Co.–Class A	6,700	278,318
Gannett Co., Inc.	22,400	485,408
Omnicom Group, Inc.	11,000	493,680
Time Warner, Inc.	88,400	1,308,320
Viacom, Inc.–Class B(a)	58,990	1,801,555
The Walt Disney Co.	30,500	951,600

		6,331,962

		6,575,696

TELECOMMUNICATION SERVICES–4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.6%
AT&T, Inc.	72,500	2,442,525
CenturyTel, Inc.	56,900	2,025,071
Verizon Communications, Inc.	48,000	1,699,200

		6,166,796

MATERIALS–1.5%
CHEMICALS–1.5%
Dow Chemical Co.	46,400	1,619,824
Eastman Chemical Co.	5,400	371,844

		1,991,668

Total Common Stocks (cost $100,125,210)		98,275,994

Company	Principal Amount (000)	U.S. $ Value

CORPORATES– INVESTMENT GRADES–10.8%
FINANCIAL INSTITUTIONS–5.1%
BANKING–2.0%
Bank of America Corp. 4.50%, 8/01/10	$145	$144,946
BankAmerica Capital II Series 2 8.00%, 12/15/26	44	43,951
Barclays Bank PLC 8.55%, 6/15/11(b)(c)	50	48,594
The Bear Stearns Co., Inc. 5.55%, 1/22/17	115	106,286
7.625%, 12/07/09	95	98,204
Citicorp, Inc. Series MTNF 6.375%, 11/15/08	20	20,147
Citigroup, Inc. 2.817%, 6/09/09(d)	40	39,555
3.625%, 2/09/09	105	104,847
4.625%, 8/03/10	100	99,585
5.50%, 4/11/13	65	63,439
Fleet National Bank 5.75%, 1/15/09	250	252,491
JP Morgan Chase & Co. 6.00%, 1/15/09–2/15/09	200	201,268
6.75%, 2/01/11	65	67,465
Morgan JP & Co., Inc. 6.25%, 1/15/09	94	94,902
North Fork Bancorporation, Inc. 5.875%, 8/15/12	100	95,073
RBS Capital Trust III 5.512%, 9/30/14(c)(e)	125	108,637
Regions Financial Corp. 6.375%, 5/15/12	95	93,607
Sovereign Bancorp, Inc. 4.80%, 9/01/10	155	137,551
UBS Preferred Funding Trust II 7.247%, 6/26/11(c)	250	249,189
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(b)(c)	330	338,361
Union Planters Corp. 7.75%, 3/01/11	63	64,400
Wachovia Corp. 5.50%, 5/01/13	90	86,139
6.15%, 3/15/09	100	100,298
Washington Mutual, Inc. 4.20%, 1/15/10	8	6,960
Wells Fargo & Co. 4.20%, 1/15/10	50	50,146

		2,716,041

4

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

BROKERAGE–0.7%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	$81	$81,003
4.75%, 7/15/13	45	43,286
5.125%, 1/15/15	40	38,288
7.35%, 10/01/09	24	24,648
Lazard Group 6.85%, 6/15/17	160	141,119
Lehman Brothers Holdings, Inc. 6.50%, 7/19/17	70	64,758
7.875%, 11/01/09–8/15/10	195	199,762
Merrill Lynch & Co., Inc. 4.125%, 1/15/09	32	31,634
6.00%, 2/17/09	100	99,634
Series MTNC 4.125%, 9/10/09	105	103,746
Morgan Stanley 5.05%, 1/21/11	100	98,859

		926,737

FINANCE–1.0%
American General Finance Corp. 4.875%, 7/15/12	45	41,330
5.85%, 6/01/13	100	88,192
Capital One Bank 6.50%, 6/13/13	90	88,131
Capital One Financial Corp. 5.50%, 6/01/15	13	11,689
CIT Group Funding Co. of Canada 5.20%, 6/01/15	120	82,654
CIT Group, Inc. 3.375%, 4/01/09	100	94,630
5.00%, 2/01/15	105	72,603
7.625%, 11/30/12	100	83,118
Countrywide Financial Corp. Series MTN 5.80%, 6/07/12	41	38,778
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	7	6,373
General Electric Capital Corp. 4.80%, 5/01/13	90	88,170
5.875%, 2/15/12	185	191,934
HSBC Finance Corp. 7.00%, 5/15/12	40	41,432
International Lease Finance Corp. 6.375%, 3/15/09	60	59,710
iStar Financial, Inc. 5.15%, 3/01/12	30	24,750
5.65%, 9/15/11	50	42,750
6.00%, 12/15/10	200	170,500
Series B 5.95%, 10/15/13	65	53,300

Company	Principal Amount (000)	U.S. $ Value

SLM Corp. 5.375%, 1/15/13	$125	$110,096

		1,390,140

INSURANCE–1.1%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	60	56,156
American RE Corp. Series B 7.45%, 12/15/26	140	140,228
Assurant, Inc. 5.625%, 2/15/14	100	94,786
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	65	65,834
Genworth Financial, Inc. 4.75%, 6/15/09	38	37,806
5.231%, 5/16/09	35	35,171
6.515%, 5/22/18	90	84,247
Hartford Financial Services Group, Inc. 6.375%, 11/01/08	125	125,804
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	130	125,491
7.80%, 3/15/37(b)	65	51,894
North Front Pass Through Trust 5.81%, 12/15/14(b)(c)	500	465,152
Prudential Financial, Inc. 5.15%, 1/15/13	60	58,480
UnitedHealth Group, Inc. 5.25%, 3/15/11	70	69,676
WellPoint, Inc. 5.25%, 1/15/16	50	46,995

		1,457,720

REITS–0.3%
ERP Operating LP 5.25%, 9/15/14	105	97,592
HCP, Inc. 5.95%, 9/15/11	155	150,500
Simon Property Group LP 5.00%, 3/01/12	90	87,693

		335,785

		6,826,423

INDUSTRIAL–4.5%
BASIC–0.7%
ArcelorMittal 6.125%, 6/01/18(b)	95	92,839
6.50%, 4/15/14	45	45,622
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	68	73,697
The Dow Chemical Co. 7.375%, 11/01/29	10	10,606
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	40	42,050
8.375%, 4/01/17	40	42,200

5

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Inco Ltd. 7.75%, 5/15/12	$80	$85,413
International Paper Co. 4.25%, 1/15/09	43	42,859
5.30%, 4/01/15	70	61,700
7.95%, 6/15/18	55	54,694
Noranda, Inc. 6.00%, 10/15/15	135	129,997
PPG Industries, Inc. 5.75%, 3/15/13	85	86,425
United States Steel Corp. 5.65%, 6/01/13	85	82,761
Weyerhaeuser Co. 7.375%, 3/15/32	110	109,106

		959,969

CAPITAL GOODS–0.4%
Hanson Australia Funding Ltd. 5.25%, 3/15/13	120	117,134
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(b)	100	101,328
John Deere Capital Corp. 4.875%, 3/16/09	100	100,498
Lafarge SA 6.15%, 7/15/11	77	77,449
Tyco International Group SA 6.00%, 11/15/13	115	110,965
Vulcan Materials Co. 5.60%, 11/30/12	90	89,363

		596,737

COMMUNICATIONS– MEDIA–0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	100	101,516
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	85	82,267
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	50	60,449
Comcast Corp. 5.30%, 1/15/14	55	53,314
5.50%, 3/15/11	70	70,053
RR Donnelley & Sons Co. 5.50%, 5/15/15	120	114,403
Time Warner Entertainment Co. 8.375%, 3/15/23	80	86,209
WPP Finance Corp. 5.875%, 6/15/14	125	120,076

		688,287

COMMUNICATIONS– TELECOMMUNICATIONS–0.9%
AT&T Corp. 7.30%, 11/15/11	85	90,532
BellSouth Corp. 5.20%, 9/15/14	94	92,634

Company	Principal Amount (000)	U.S. $ Value

Embarq Corp. 7.082%, 6/01/16	$138	$131,066
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	65	69,203
8.75%, 3/01/31	40	47,463
Qwest Corp. 7.50%, 10/01/14	110	105,875
7.875%, 9/01/11	115	115,000
Telefonos de Mexico SAB de CV 4.50%, 11/19/08	139	139,341
Telus Corp. 8.00%, 6/01/11	65	69,788
Verizon Communications, Inc. 4.90%, 9/15/15	40	37,953
5.25%, 4/15/13	55	54,684
Vodafone Group PLC 7.75%, 2/15/10	85	88,822
7.875%, 2/15/30	100	109,865

		1,152,226

CONSUMER CYCLICAL–AUTOMOTIVE–0.0%
Daimler Finance North America LLC 4.875%, 6/15/10	45	45,270

CONSUMER CYCLICAL– OTHER–0.2%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	91	89,959
7.875%, 5/01/12	63	64,106
Toll Brothers Finance Corp. 5.15%, 5/15/15	20	17,320
6.875%, 11/15/12	95	92,026
Wyndham Worldwide Corp. 6.00%, 12/01/16	70	61,815

		325,226

CONSUMER CYCLICAL– RETAILERS–0.3%
CVS Corp. 6.125%, 8/15/16	100	100,850
Macys Retail Holdings, Inc. 4.80%, 7/15/09	100	98,001
6.30%, 4/01/09	100	99,607
Wal-Mart Stores, Inc. 4.25%, 4/15/13	40	39,776

		338,234

CONSUMER NON– CYCLICAL–0.6%
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	60	58,990
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	125	119,627

6

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Fisher Scientific International, Inc. 6.125%, 7/01/15	$92	$91,205
Fortune Brands, Inc. 4.875%, 12/01/13	95	91,044
Kraft Foods, Inc. 5.25%, 10/01/13	100	97,302
The Kroger Co. 7.25%, 6/01/09	70	71,866
Reynolds American, Inc. 7.25%, 6/01/12	84	86,616
7.625%, 6/01/16	105	109,391
Safeway, Inc. 4.95%, 8/16/10	90	90,582
Wyeth 5.50%, 2/01/14	50	50,404

		867,027

ENERGY–0.4%
Canadian Natural Resources Ltd. 5.15%, 2/01/13	30	30,052
Gaz Capital SA 6.212%, 11/22/16(b)	195	180,931
The Premcor Refining Group, Inc. 7.50%, 6/15/15	74	76,344
Statoilhydro Asa 6.36%, 1/15/09	45	45,765
Valero Energy Corp. 4.75%, 6/15/13	80	76,158
6.875%, 4/15/12	65	67,473
Weatherford International Ltd. 5.15%, 3/15/13	35	34,796
6.00%, 3/15/18	15	14,804

		526,323

SERVICES–0.1%
The Western Union Co. 5.93%, 10/01/16	90	88,269

TECHNOLOGY–0.3%
Computer Sciences Corp. 5.50%, 3/15/13 (b)	50	49,304
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	90	92,436
Motorola, Inc. 6.50%, 9/01/25	105	78,405
7.50%, 5/15/25	20	18,707
7.625%, 11/15/10	44	44,853
Oracle Corp. 4.95%, 4/15/13	44	44,425
Xerox Corp. 7.625%, 6/15/13	25	25,960

		354,090

Company	Principal Amount (000)	U.S. $ Value

TRANSPORTATION– AIRLINES–0.1%
Southwest Airlines Co. 5.25%, 10/01/14	$92	$84,542

TRANSPORTATION– RAILROADS–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	25	24,768
CSX Corp. 5.50%, 8/01/13	35	34,280

		59,048

TRANSPORTATION– SERVICES–0.0%
FedEx Corp. 3.50%, 4/01/09	23	22,922

		6,108,170

UTILITY–1.2%
ELECTRIC–0.8%
Carolina Power & Light Co. 6.50%, 7/15/12	70	73,437
FirstEnergy Corp. Series B 6.45%, 11/15/11	115	118,001
Series C 7.375%, 11/15/31	80	86,992
FPL Group Capital, Inc. 6.35%, 10/01/66(c)	55	48,000
6.65%, 6/15/67(c)	170	150,282
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	40	41,141
Nisource Finance Corp. 6.80%, 1/15/19	95	93,162
Pacific Gas & Electric Co. 3.60%, 3/01/09	100	99,919
Public Service Company of Colorado Series 10 7.875%, 10/01/12	40	44,610
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	250	251,836

		1,007,380

NATURAL GAS–0.4%
Enterprise Products Operating LP Series B 5.60%, 10/15/14	100	97,960
Texas Eastern Transmission Corp. 7.30%, 12/01/10	350	373,644
TransCanada Pipelines Ltd. 6.35%, 5/15/67(c)	120	103,616

		575,220

7

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

OTHER UTILITY–0.0%
Veolia Environnement 6.00%, 6/01/18	$60	$59,863

		1,642,463

Total Corporates–Investment Grades (cost $15,131,623)		14,577,056

MORTGAGE PASS-THRU’S–5.9%
AGENCY FIXED RATE 30-YEAR–5.9%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 8/01/36	548	574,875
Federal National Mortgage Association Series 2004 6.00%, 11/01/34	362	366,286
Series 2006 5.00%, 2/01/36	1,168	1,123,301
6.50%, 9/01/36	296	305,388
Series 2007 4.50%, 1/01/36	1,474	1,371,325
Series 2008 5.50%, 8/01/37	3,550	3,510,194
6.50%, 12/01/37	666	686,442

Total Mortgage Pass-Thru’s (cost $8,127,452)		7,937,811

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.2%
NON-AGENCY FIXED RATE CMBS–4.2%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	896	904,918
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.902%, 9/11/38	150	146,273
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 6.01%, 12/10/49	190	181,850
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38	185	181,458
Series 2006-C5, Class A3 5.311%, 12/15/39	155	145,564

Company	Principal Amount (000)	U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39	$195	$181,700
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39	185	183,456
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44	95	91,020
Series 2006-CB15, Class A4 5.814%, 6/12/43	180	175,597
Series 2006-CB16, Class A4 5.552%, 5/12/45	135	129,172
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	270	254,094
Series 2006-C6, Class A4 5.372%, 9/15/39	330	312,229
Series 2006-C7, Class A3 5.347%, 11/15/38	195	183,832
Series 2007-C7, Class A3 5.866%, 9/15/45	325	310,049
Series 2008-C1, Class A2 6.317%, 4/15/41	310	303,443
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46	200	189,695
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42	1,035	998,395
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	190	184,101
Series 2007-C31, Class A4 5.509%, 4/15/47	190	176,998
Series 2007-C32, Class A2 5.924%, 6/15/49	185	182,418
Series 2007-C32, Class A3 5.929%, 6/15/49	190	180,283

Total Commercial Mortgage-Backed Securities (cost $5,780,171)		5,596,545

GOVERNMENTS– TREASURIES–1.8%
TREASURIES–1.8%
U.S. Treasury Bonds 4.50%, 2/15/36	1,470	1,459,550
U.S. Treasury Notes 3.625%, 12/31/12	625	634,521
4.25%, 11/15/17	285	291,123

Total Governments–Treasuries (cost $2,330,725)		2,385,194

8

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–1.0%
HOME EQUITY LOANS– FLOATING RATE–0.6%
Household Home Equity Loan Trust Series 2007-1, Class M1 2.862%, 3/20/36(d)	$365	$217,850
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 2.613%, 4/25/37(d)	284	258,859
Option One Mortgage Loan Trust Series 2007-2, Class M1 2.843%, 3/25/37(d)	125	14,350
RAAC Series Series 2006-SP3, Class A1 2.563%, 8/25/36(d)	40	37,978
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 2.612%, 7/25/37(d)	300	245,719

		774,756

HOME EQUITY LOANS– FIXED RATE–0.4%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	370	282,302
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.95%, 1/25/33(e)	184	157,869
Series 2005-CB7, Class AF2 5.147%, 11/25/35(e)	46	43,099
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	38	36,227

		519,497

Total Asset-Backed Securities (cost $1,704,336)		1,294,253

	Share
NON-CONVERTIBLE– PREFERRED STOCKS–0.7%
UTILITY–0.4%
OTHER UTILITY–0.4%
Dte Energy Trust I 7.80%	20,000	502,200

INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Centaur Funding Corp. 9.08%(b)	200	197,312

Company	Shares	U.S. $ Value

FINANCIAL INSTITUTIONS–0.1%
BANKING–0.1%
Royal Bank of Scotland Group PLC 5.75%	10,000	$161,200

NON CORPORATE SECTORS–0.1%
AGENCIES–GOVERNMENT SPONSORED–0.1%
Federal Home Loan Mortgage Corp. Series Z 8.375%(c)	2,225	54,068
Federal National Mortgage Association 8.25%	2,675	61,391

		115,459

Total Non-Convertible–Preferred Stocks (cost $1,105,116)		976,171

	Principal Amount (000)
CORPORATES–NON- INVESTMENT GRADES–0.7%
INDUSTRIAL–0.4%
CAPITAL GOODS–0.0%
Owens Corning, Inc. 6.50%, 12/01/16	$63	57,360

COMMUNICATIONS– MEDIA–0.1%
Clear Channel Communications, Inc. 5.50%, 9/15/14	100	60,000
Echostar DBS Corp. 6.625%, 10/01/14	13	12,025
7.125%, 2/01/16	32	29,520

		101,545

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
Nextel Communications, Inc. Series F 5.95%, 3/15/14	165	132,412
Sprint Capital Corp. 7.625%, 1/30/11	90	88,425

		220,837

CONSUMER CYCLICAL–OTHER–0.1%
Harrah’s Operating Co., Inc. 5.625%, 6/01/15	76	40,850
5.75%, 10/01/17	5	2,625
6.50%, 6/01/16	24	13,080
MGM Mirage 6.75%, 9/01/12	40	35,900

		92,455

9

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

CONSUMER NON-CYCLICAL–0.0%
Tyson Foods, Inc. 6.85%, 4/01/16	$40	$36,350

		508,547

FINANCIAL INSTITUTIONS–0.2%
BANKING–0.2%
Northern Rock PLC 5.60%, 4/30/14(b)(c)	445	255,875

FINANCE–0.0%
Countrywide Financial Corp. 6.25%, 5/15/16	92	81,912

		337,787

UTILITY–0.1%
ELECTRIC–0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16	45	43,650
Edison Mission Energy 7.00%, 5/15/17	35	32,725
NRG Energy, Inc. 7.25%, 2/01/14	40	38,200

		114,575

Total Corporates–Non-Investment Grades (cost $1,279,782)		960,909

GOVERNMENTS–SOVEREIGN BONDS–0.4%
Republic of Brazil 8.25%, 1/20/34	45	55,350
Russian Federation 7.50%, 3/31/30(b)(e)	330	370,349
United Mexican States 5.625%, 1/15/17	116	117,218

Total Governments–Sovereign Bonds (cost $548,867)		542,917

AGENCIES–0.3%
AGENCY DEBENTURES–0.3%
Federal National Mortgage Association 6.25%, 5/15/29	280	316,767
6.625%, 11/15/30	100	118,706

Total Agencies (cost $450,481)		435,473

QUASI-SOVEREIGNS–0.3%
QUASI-SOVEREIGN BONDS–0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)	100	89,332
7.75%, 5/29/18(b)	300	294,000

Total Quasi-Sovereigns (cost $394,744)		383,332

Company	Principal Amount (000)	U.S. $ Value

CMOS–0.2%
NON-AGENCY ARMS–0.1%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 6.176%, 5/25/36(c)	$206	$146,485

NON-AGENCY FIXED RATE–0.1%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.087%, 6/26/35(b)	118	117,293

NON-AGENCY FLOATING RATE–0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 2.793%, 4/25/47(d)(f)	110	20,568

Total CMOs (cost $434,530)		284,346

INFLATION-LINKED SECURITIES–0.2%
U.S. Treasury Notes 2.375%, 4/15/11 (TIPS) (cost $235,445)	238	252,250

GOVERNMENTS–SOVEREIGN AGENCIES–0.1%
Korea Development Bank 5.75%, 9/10/13 (cost $199,548)	200	200,816

SHORT-TERM INVESTMENTS–0.5%
TIME DEPOSIT–0.5%
Bank of New York 1.00%, 7/01/08 (cost $675,000)	675	675,000

TOTAL INVESTMENTS–100.1% (cost $138,523,030)		134,778,067
Other assets less liabilities–(0.1)%		(187,978)

NET ASSETS–100.0%		$134,590,089

10

AllianceBernstein Variable Products Series Fund

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate market value of these securities amounted to $3,231,785 or 2.4% of net assets.

(c)	Variable rate coupon, rate shown as of June 30, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at June 30, 2008.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2008.

(f)	Illiquid security, valued at fair value. (See Note A)

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of June 30, 2008, the fund’s total exposure to subprime investments was 1.09%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

ADR—American Depositary Receipt

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

11

BALANCED SHARES PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities	Other Financial Instruments*
Level 1	$98,275,994	$–0	–
Level 2	34,291,225	–0	–
Level 3	2,210,848	–0	–

Total	$134,778,067	$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities	Other Financial Instruments
Balance as of 12/31/07	$6,187,085	$–0	–
Accrued discounts/premiums	(3,616)	–0	–
Realized gain (loss)	1,823	–0	–*
Change in unrealized appreciation/depreciation	(309,162)	–0	–
Net purchases (sales)	(3,576,942)	–0	–
Net transfers in and/or out of Level 3	(88,340)	–0	–

Balance as of 6/30/08	$2,210,848	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$(293,390)	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

12

BALANCED SHARES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $138,523,030)	$134,778,067
Cash	15,470
Receivable for investment securities sold	1,140,505
Dividends and interest receivable	495,375
Receivable for capital stock sold	2,379

Total assets	136,431,796

LIABILITIES
Payable for investment securities purchased	1,417,528
Printing fee payable	159,208
Payable for capital stock redeemed	114,121
Advisory fee payable	63,599
Administrative fee payable	25,103
Distribution fee payable	6,825
Transfer Agent fee payable	85
Accrued expenses	55,238

Total liabilities	1,841,707

NET ASSETS	$134,590,089

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,809
Additional paid-in capital	135,801,685
Undistributed net investment income	1,675,335
Accumulated net realized gain on investment transactions	849,223
Net unrealized depreciation of investments	(3,744,963)

$134,590,089

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$102,702,257	6,713,038	$15.30
B	$31,887,832	2,096,279	$15.21

See notes to financial statements.

13

BALANCED SHARES PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $11,257)	$1,217,439
Interest	1,191,446

Total investment income	2,408,885

EXPENSES
Advisory fee (see Note B)	414,002
Distribution fee—Class B	43,712
Transfer agency—Class A	902
Transfer agency—Class B	271
Printing	122,212
Custodian	68,999
Administrative	46,100
Audit	4,804
Legal	7,218
Directors’ fees	884
Miscellaneous	1,895

Total expenses	710,999

Net investment income	1,697,886

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	994,549
Net change in unrealized appreciation/depreciation of investments	(21,503,606)

Net loss on investment transactions	(20,509,057)

Contribution from Adviser (see Note B)	11,758

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(18,799,413)

See notes to financial statements.

14

BALANCED SHARES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,697,886	$4,739,207
Net realized gain on investment transactions	994,549	14,787,087
Net change in unrealized appreciation/depreciation of investments	(21,503,606)	(13,736,973)
Contribution from Adviser	11,758	352,186

Net increase (decrease) in net assets from operations	(18,799,413)	6,141,507
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,707,840)	(4,174,710)
Class B	(1,033,940)	(1,026,872)
Net realized gain on investment transactions
Class A	(11,184,205)	(3,457,536)
Class B	(3,433,427)	(940,614)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	2,282,264	(34,292,453)

Total decrease	(35,876,561)	(37,750,678)
NET ASSETS
Beginning of period	170,466,650	208,217,328

End of period (including undistributed net investment income of $1,675,335 and $4,719,229, respectively)	$134,590,089	$170,466,650

See notes to financial statements.

15

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Shares Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek to achieve a high return through a combination of current income and capital appreciation. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

16

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums or accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2007, and in response to the Independent Directors’ request, the Adviser made a payment of $352,186 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

During the six months ended June 30, 2008 the Adviser made a payment of $11,758 to the Portfolio in connection with a trading error.

17

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008 amounted to $60,407, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$68,132,941	$74,588,908
U.S. government securities	33,424,793	37,054,224

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,842,097
Gross unrealized depreciation	(12,587,060)

Net unrealized depreciation	$(3,744,963)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

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AllianceBernstein Variable Products Series Fund

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2008, the Portfolio did not participate in dollar roll transactions.

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

19

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	48,362	225,484	$852,105	$4,649,008
Shares issued in reinvestment of dividends and distributions	924,972	378,584	14,892,045	7,632,246
Shares redeemed	(866,729)	(2,052,043)	(15,415,017)	(41,503,596)

Net increase (decrease)	106,605	(1,447,975)	$329,133	$(29,222,342)

Class B
Shares sold	37,302	94,706	$696,620	$1,901,488
Shares issued in reinvestment of dividends and distributions	278,862	98,129	4,467,367	1,967,486
Shares redeemed	(180,349)	(443,051)	(3,210,856)	(8,939,085)

Net increase (decrease)	135,815	(250,216)	$1,953,131	$(5,070,111)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

20

AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$5,614,509	$5,352,104
Long-term capital gains	3,985,223	5,478,478

Total taxable distributions	9,599,732	10,830,582

Total distributions paid	$9,599,732	$10,830,582

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,062,699
Undistributed long-term capital gains	14,240,172
Unrealized appreciation/(depreciation)	17,647,307	(a)

Total accumulated earnings/(deficit)	$36,950,178

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the

21

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

NOTE K: Acquisition of AllianceBernstein Balanced Shares Portfolio by AllianceBernstein Balanced Wealth Strategy Portfolio

On June 11, 2008, the Board of Directors of the Fund approved the acquisition of the Portfolio by AllianceBernstein Variable Products Series Fund, Inc.—AllianceBernstein Balanced Wealth Strategy Portfolio (the “Acquisition”). The Acquisition does not require approval by the Portfolio’s shareholders. The Acquisition is expected to become effective late in the third quarter of 2008. As a result of the acquisition, shareholders of the Portfolio will receive shares of AllianceBernstein Balanced Wealth Strategy Portfolio equivalent to the aggregate net asset value of the shares they held in the Portfolio.

22

BALANCED SHARES PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004		2003
Net asset value, beginning of period	$19.93		$20.31	$19.18		$18.94		$17.76		$15.30

Income From Investment Operations
Net investment income (a)	.20		.51	.49		.43		.46	(b)	.42
Net realized and unrealized gain (loss) on investment transactions	(2.38)		.08	1.66		.30		1.12		2.47
Contribution from Adviser	.00	(c)	.04	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(2.18)		.63	2.15		.73		1.58		2.89

Less: Dividends and Distributions
Dividends from net investment income	(.61)		(.55)	(.49)		(.49)		(.40)		(.43)
Distributions from net realized gain on investment transactions	(1.84)		(.46)	(.53)		–0	–	–0	–	–0	–

Total dividends and distributions	(2.45)		(1.01)	(1.02)		(.49)		(.40)		(.43)

Net asset value, end of period	$15.30		$19.93	$20.31		$19.18		$18.94		$17.76

Total Return
Total investment return based on net asset value (d)	(11.53	)%*	3.05%**	11.79%		3.91%		9.07%		19.05%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102,702		$131,663	$163,608		$175,005		$193,600		$197,334
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.81	%(e)(f)	.73%	.73	%(e)	.71%		.71%		.79%
Expenses, before waivers and reimbursements	.81	%(e)(f)	.73%	.73	%(e)	.71%		.76%		.79%
Net investment income	2.39	%(e)(f)	2.51%	2.53	%(e)	2.29%		2.57	%(b)	2.60%
Portfolio turnover rate	68%		67%	40%		52%		60%		81%

See footnote summary on page 24.

23

BALANCED SHARES PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004		2003
Net asset value, beginning of period	$19.79		$20.18	$19.05		$18.83		$17.69		$15.27

Income From Investment Operations
Net investment income (a)	.18		.46	.44		.38		.43	(b)	.36
Net realized and unrealized gain (loss) on investment transactions	(2.36)		.07	1.66		.29		1.10		2.48
Contribution from Adviser	.00	(c)	.04	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(2.18)		.57	2.10		.67		1.53		2.84

Less: Dividends and Distributions
Dividends from net investment income	(.56)		(.50)	(.44)		(.45)		(.39)		(.42)
Distributions from net realized gain on investment transactions	(1.84)		(.46)	(.53)		–0	–	–0	–	–0	–

Total dividends and distributions	(2.40)		(.96)	(.97)		(.45)		(.39)		(.42)

Net asset value, end of period	$15.21		$19.79	$20.18		$19.05		$18.83		$17.69

Total Return
Total investment return based on net asset value (d)	(11.64	)%*	2.75%**	11.56%		3.61%		8.79%		18.78%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,888		$38,804	$44,609		$45,493		$45,047		$23,417
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.06	%(e)(f)	.98%	.98	%(e)	.96%		.96%		1.05%
Expenses, before waivers and reimbursements	1.06	%(e)(f)	.98%	.98	%(e)	.96%		1.01%		1.05%
Net investment income	2.14	%(e)(f)	2.26%	2.28	%(e)	2.04%		2.35	%(b)	2.29%
Portfolio turnover rate	68%		67%	40%		52%		60%		81%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2008 by 0.07%.

**	Includes the impact of proceeds received and credited to the Portfolio by the Adviser resulting from the Dynegy class action settlement, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.16% (see Note B).

24

BALANCED SHARES PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Shares Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

25

BALANCED SHARES PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index (60% Russell 1000 Value Index/40% Lehman Brothers Government/Credit Index) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (December 1992 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period, 5th quintile of the Performance Group and Performance Universe for the 3-year period, 4th quintile of the Performance Group and Performance Universe for the 5-year period and 1st quintile of the Performance Group and Performance Universe for the 10-year period, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity and fixed income securities). The directors noted that the advisory fee schedule for the Portfolio has higher rates and breakpoint levels than the fee schedule applicable to its Corresponding Fund (which was organized many years before the Portfolio).

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio

26

AllianceBernstein Variable Products Series Fund

information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 5 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

27

BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Shares Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$153.8	Balanced Shares Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.05 % of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Balanced Shares Portfolio	Class A 0.73%	December 31
Class B 0.98%

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

28

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Balanced Shares, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Shares, Inc.:4

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Advisory Fee (%)
Balanced Shares Portfolio	Balanced Shares, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance	0.600	0.550

The Adviser represented that it does not sub-advise any registered investment company with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Portfolio.6

4	Although AllianceBernstein Balanced Shares, Inc. was affected by the settlement between the Adviser and the NYAG, the fund’s fee schedule was not amended since the fund already had lower breakpoints than the NYAG related master fee schedule.

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

29

BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/ objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[7]	Lipper Group Median	Rank
Balanced Shares Portfolio	0.550	0.638	3/18

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Shares Portfolio	0.731	0.747	6/18	0.747	15/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $105,170 (or 0.25% of the Portfolio’s average net assets) in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $537,703 on behalf of the Portfolio to ABI.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $786 from the Portfolio.10

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,11 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 12 study on advisory fees and various fund characteristics. The independent consultant first revisited with the Board of Directors the results of his previous two dimensional comparison analysis (fund size and family size). In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile of their comparable peers. 13 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

10	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

11	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

12	The Deli study was originally published in 2002 based on 1997 data.

13	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

31

BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended January 31, 2008.16

	Portfolio Return		PG Median	PU Median	PG Rank	PU Rank
1 year	–	1.64	0.16	0.86	14/18	71/84
3 year		5.01	6.71	7.01	14/16	46/52
5 year		8.64	10.12	10.24	11/16	35/44
10 year		6.68	4.62	5.04	2/16	5/37

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)

Balanced Shares Portfolio	–	1.64	5.01	8.64	6.68	8.65
60% Russell 1000 Value Index / 40% Lehman Brothers Government/Credit Index		0.26	7.16	10.50	7.14	9.88
Russell 1000 Value Index	–	5.38	8.48	14.25	7.40	11.65
Lehman Brothers Government/Credit Bond Index		8.81	4.92	4.75	6.01	6.53
Inception Date: December 28, 1992

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund may have had a different investment classification/objective at a different point in time.

17	The performance returns shown in the table are for the Class A shares of the Portfolio.

32

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Wealth Strategy Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$915.39	$3.57	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.13	$3.77	0.75%

Class B
Actual	$1,000	$913.23	$4.76	1.00%
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$5.02	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association (Common Stock and Bonds)	$20,754,673	8.0%
U.S. Treasury Bonds & Notes	18,537,212	7.2
Federal Home Loan Mortgage Corp. (Common Stock and Bonds)	5,966,409	2.3
JPMorgan Chase (Common Stock and Bonds)	4,051,797	1.6
Federal Home Loan Bank	3,662,471	1.4
Apple, Inc.	3,280,150	1.3
Google, Inc.—Class A	3,279,597	1.3
Exxon Mobil Corp.	3,022,859	1.2
LB UBS Commercial Mortgage Trust	2,637,527	1.0
Hewlett-Packard Co.	2,431,550	0.9

	$67,624,245	26.2%

SECURITY TYPE BREAKDOWN

June 30, 2008 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$158,680,947	62.0%
Corporates—Investment Grades	20,443,832	8.0
Governments—Treasuries	18,537,212	7.2
Mortgage Pass-Thru’s	18,395,893	7.2
Commercial Mortgage-Backed Securities	13,582,058	5.3
Agencies	11,637,538	4.6
Corporates—Non-Investment Grades	1,313,324	0.5
CMOs	1,120,594	0.4
Asset-Backed Securities	924,787	0.4
Quasi-Sovereigns	884,697	0.3
Non-Convertible—Preferred Stocks	218,137	0.1
Government-Related—Non-U.S. Issuers	209,842	0.1
Other**	322,184	0.1
Short-Term Investments	9,704,000	3.8

Total Investments	$255,975,045	100.0%

*	Long-term investments.

**	“Other” represents less than 0.1% weightings in the following security types: Governments—Sovereign Bonds, Rights and Supranationals.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–61.5%

FINANCIALS–18.8%
CAPITAL MARKETS–2.4%
3i Group PLC	10,080	$164,889
Ameriprise Financial, Inc.	2,800	113,876
The Blackstone Group LP	10,175	185,287
Credit Suisse Group AG	9,547	434,551
Deutsche Bank AG	5,500	471,152
Franklin Resources, Inc.	8,995	824,392
The Goldman Sachs Group, Inc.	7,575	1,324,867
ICAP PLC	19,640	210,369
Julius Baer Holding AG	7,268	487,414
Lehman Brothers Holdings, Inc.	2,800	55,468
Macquarie Group Ltd.	3,156	146,929
Man Group PLC	59,469	734,639
Merrill Lynch & Co., Inc.	17,600	558,096
Morgan Stanley	13,600	490,552

		6,202,481

COMMERCIAL BANKS–1.8%
Banco Santander Central Hispano SA	27,071	493,887
Barclays PLC	51,100	289,914
BNP Paribas SA	3,100	279,053
Comerica, Inc.	3,800	97,394
Credit Agricole SA	21,348	433,374
Fifth Third Bancorp	5,400	54,972
Hana Financial Group, Inc.	3,100	119,287
HBOS PLC	80,890	442,857
Keycorp	4,100	45,018
Kookmin Bank	1,200	70,527
National City Corp.	2,200	10,494
Royal Bank of Scotland Group PLC (London Virt-X)	97,031	413,074
Societe Generale	3,825	331,625
Standard Chartered PLC	13,035	369,144
Sumitomo Mitsui Financial Group, Inc.	30	225,606
SunTrust Banks, Inc.	5,100	184,722
U.S. Bancorp	4,600	128,294
Wachovia Corp.	21,100	327,683
Wells Fargo & Co.	9,200	218,500

		4,535,425

CONSUMER FINANCE–0.2%
Discover Financial Services	16,600	218,622
ORIX Corp.	1,820	260,673

		479,295

DIVERSIFIED FINANCIAL SERVICES–2.4%
Bank of America Corp.	45,200	1,078,924
Citigroup, Inc.	56,600	948,616
CME Group, Inc.–Class A	4,610	1,766,506
Deutsche Boerse AG	1,601	181,003
Fortis (Euronext Brussels)	16,666	264,731
ING Groep NV	16,600	524,854

Company	Shares	U.S. $ Value

JP Morgan Chase & Co.	34,000	$1,166,540
NYSE Euronext	5,800	293,828

		6,225,002

INSURANCE–2.4%
ACE Ltd.	6,100	336,049
Allianz SE	3,400	597,591
Allstate Corp.	8,800	401,192
American International Group, Inc.	26,500	701,190
Aviva PLC	15,154	150,238
Chubb Corp.	6,700	328,367
Everest Re Group Ltd.	1,900	151,449
Fairfax Financial Holdings Ltd.	200	51,192
Fidelity National Financial, Inc.–Class A	6,200	78,120
Fondiaria-Sai SpA (ordinary shares)	1,700	56,025
Fondiaria-Sai SpA (saving shares)	700	15,576
Genworth Financial, Inc.–Class A	17,600	313,456
Hartford Financial Services Group, Inc.	6,200	400,334
MetLife, Inc.	6,500	343,005
Muenchener Rueckversicherungs AG	1,700	298,197
Old Republic International Corp.	7,900	93,536
PartnerRe Ltd.	3,600	248,868
The Progressive Corp.	17,700	331,344
Prudential PLC	14,577	153,754
QBE Insurance Group Ltd.	8,904	191,447
Safeco Corp.	2,400	161,184
The Travelers Co.,Inc.	9,300	403,620
Unum Group	9,900	202,455
XL Capital Ltd.–Class A	5,700	117,192

		6,125,381

PROPERTY–CASUALTY INSURANCE–0.0%
RenaissanceRe Holdings Ltd.	3,300	147,411

REAL ESTATE INVESTMENT TRUSTS (REITs)–6.7%
Alexandria Real Estate Equities, Inc.	2,625	255,518
Allied Properties Real Estate Investment Trust	8,496	168,304
Apartment Investment & Management Co.–Class A	5,402	183,992
Ascendas Real Estate Investment Trust	256,000	415,068
Ashford Hospitality Trust, Inc.	23,600	109,032
AvalonBay Communities, Inc.	1,300	115,908
BioMed Realty Trust, Inc.	6,100	149,633
Boardwalk Real Estate Investment Trust	2,687	100,529

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Boston Properties, Inc.	2,500	$225,550
British Land Co. PLC	20,544	288,899
Canadian Real Estate Investment Trust	8,470	243,127
CapitaMall Trust	179,600	396,132
CBL & Associates Properties, Inc.	4,300	98,212
Cominar Real Estate Investment Trust	7,129	153,459
Corio NV	1,500	116,835
DB RREEF Trust	277,831	367,803
Derwent Valley Holdings PLC	5,750	114,954
DiamondRock Hospitality Co.	18,700	203,643
Digital Realty Trust, Inc.	9,100	372,281
Dundee Real Estate Investment Trust	4,400	134,714
Entertainment Properties Trust	6,150	304,056
Equity Residential	7,550	288,938
Essex Property Trust, Inc.	1,225	130,462
Extra Space Storage, Inc.	7,700	118,272
Federal Realty Investment Trust	1,850	127,650
Fonciere Des Murs	4,300	155,031
General Growth Properties, Inc.	9,500	332,785
Great Portland Estates PLC	15,400	103,342
H&R Real Estate Investment	1	16
Hammerson PLC	5,950	105,388
HCP, Inc.	6,300	200,403
Health Care REIT, Inc.	7,600	338,200
Highwoods Properties, Inc.	3,800	119,396
Home Properties, Inc.	3,400	163,404
Host Hotels & Resorts, Inc.	15,029	205,146
ING Office Fund	152,100	167,855
Japan Real Estate Investment Corp.–Class A	38	401,355
Kimco Realty Corp.	7,950	274,434
Klepierre	16,349	819,632
Land Securities Group PLC	15,082	368,045
Liberty International PLC	6,300	107,521
Macerich Co.	2,750	170,857
Macquarie CountryWide Trust	94,200	81,271
Mercialys SA	2,600	114,262
Mid-America Apartment Communities, Inc.	3,250	165,880
Morguard Real Estate Investment Trust	10,700	140,610
National Retail Properties, Inc.	8,900	186,010
Nationwide Health Properties, Inc.	7,450	234,600
Nippon Building Fund, Inc.–Class A	21	247,646
Nomura Real Estate Office Fund, Inc.–Class A	12	90,376
Omega Healthcare Investors, Inc.	11,800	196,470
Plum Creek Timber Co., Inc. (REIT)	3,200	136,672
Primaris Retail Real Estate Investment Trust	10,283	184,649
Prologis	13,875	754,106

Company	Shares	U.S. $ Value

Public Storage	3,800	$307,002
Rayonier, Inc.	4,000	169,840
Regency Centers Corp.	2,400	141,888
RioCan Real Estate Investment Trust	1,400	27,267
RioCan Real Estate Investment Trust (UIT)	5,688	110,774
Segro PLC	7,769	60,747
Simon Property Group, Inc.	10,050	903,395
SL Green Realty Corp.	1,900	157,168
Stockland	20,532	106,167
Strategic Hotels & Resorts, Inc.	7,600	71,212
Sunstone Hotel Investors, Inc.	13,000	215,800
Tanger Factory Outlet Centers	6,650	238,935
Taubman Centers, Inc.	6,400	311,360
UDR, Inc.	5,200	116,376
Unibail	5,078	1,169,350
Ventas, Inc.	7,200	306,504
Vornado Realty Trust	4,700	413,600
Wereldhave NV	1,500	157,554
Westfield Group	38,289	598,291
Westfield Group–New(a)	1,104	17,061

		17,348,624

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.6%
Brookfield Properties Corp.	14,725	261,958
Castellum AB	25,900	245,742
Citycon Oyj	31,442	158,089
Forest City Enterprises, Inc.–Class A	4,100	132,102
Hang Lung Properties Ltd.	157,000	504,028
Henderson Land Development Co., Ltd.	81,000	506,432
Hufvudstaden AB–Class A	12,000	115,196
Kerry Properties Ltd.	101,131	531,857
Lend Lease Corp. Ltd.	55,200	505,763
Mitsubishi Estate Co., Ltd.	26,000	595,260
Mitsui Fudosan Co., Ltd.	27,100	580,021
New World Development Co., Ltd.	216,051	441,302
Norwegian Property ASA	28,300	131,536
NTT Urban Development Corp.(b)	533	698,753
Sumitomo Realty & Development	9,000	179,038
Sun Hung Kai Properties Ltd.	62,700	852,348
Tokyu Land Corp.	43,000	244,851

		6,684,276

THRIFTS & MORTGAGE FINANCE–0.3%
Federal Home Loan Mortgage Corp.	12,000	196,800
Federal National Mortgage Association	30,500	595,055
Washington Mutual, Inc.	6,600	32,538

		824,393

		48,572,288

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–8.0%
ENERGY EQUIPMENT & SERVICES–1.6%
Baker Hughes, Inc.	3,250	$283,855
Cameron International Corp.(a)	7,850	434,497
National Oilwell Varco, Inc.(a)	5,500	487,960
Schlumberger Ltd.	18,300	1,965,969
Technip SA	2,774	255,984
Transocean, Inc.(a)	4,425	674,326

		4,102,591

OIL, GAS & CONSUMABLE FUELS–6.4%
Anadarko Petroleum Corp.	6,200	464,008
Apache Corp.	6,000	834,000
BG Group PLC	7,890	205,041
BP PLC	5,300	61,430
Chevron Corp.	17,700	1,754,601
China Petroleum & Chemical Corp.–Class H	308,000	287,894
ConocoPhillips	14,500	1,368,655
Devon Energy Corp.	5,600	672,896
ENI SpA	9,800	364,074
EOG Resources, Inc.	10,350	1,357,920
Exxon Mobil Corp.	34,300	3,022,859
Gazprom OAO (Sponsored) (ADR)(c)	6,159	357,222
LUKOIL (Sponsored) (ADR)	2,900	284,780
Marathon Oil Corp.	5,200	269,724
Occidental Petroleum Corp.	2,800	251,608
Petro-Canada	5,700	319,238
Petroleo Brasileiro SA (ADR)	7,700	545,391
Repsol YPF SA	1,600	62,791
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	9,327	382,327
Royal Dutch Shell PLC (London Virt-X)–Class A	23,300	952,807
StatoilHydro ASA	25,185	939,647
Sunoco, Inc.	3,300	134,277
Total SA	15,614	1,329,042
Valero Energy Corp.	6,100	251,198

		16,473,430

		20,576,021

INFORMATION TECHNOLOGY–7.6%
COMMUNICATIONS EQUIPMENT–1.6%
Cisco Systems, Inc.(a)	61,050	1,420,023
Motorola, Inc.	17,800	130,652
Nokia OYJ (Sponsored)–Class A (ADR)	10,000	245,000
QUALCOMM, Inc.	12,400	550,188
Research In Motion Ltd.(a)	14,125	1,651,212

		3,997,075

Company	Shares	U.S. $ Value

COMPUTERS & PERIPHERALS–2.7%
Apple, Inc.(a)	19,590	$3,280,150
Asustek Computer, Inc.	61,000	165,687
Compal Electronics, Inc.	56,280	60,724
Fujitsu Ltd.	47,000	349,013
Hewlett-Packard Co.	55,000	2,431,550
International Business Machines Corp.	1,000	118,530
Lexmark International, Inc.–Class A(a)	4,100	137,063
Toshiba Corp.	26,000	191,816
Western Digital Corp.(a)	9,200	317,676

		7,052,209

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.3%
Arrow Electronics, Inc.(a)	7,000	215,040
Avnet, Inc.(a)	8,800	240,064
Flextronics International Ltd.(a)	1,300	12,220
Ingram Micro, Inc.–Class A(a)	9,100	161,525
Sanmina-SCI Corp.(a)	9,400	12,032
Tech Data Corp.(a)	2,600	88,114
Tyco Electronics Ltd.	1,250	44,775
Vishay Intertechnology, Inc.(a)	7,900	70,073

		843,843

INTERNET SOFTWARE & SERVICES–1.3%
Google, Inc.–Class A(a)	6,230	3,279,597

IT SERVICES–0.1%
Electronic Data Systems Corp.	12,200	300,608

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.0%
Broadcom Corp.–Class A(a)	9,100	248,339
Hynix Semiconductor, Inc.(a)	7,400	176,567
Intel Corp.	7,400	158,952
MEMC Electronic Materials, Inc.(a)	14,700	904,638
Nvidia Corp.(a)	33,725	631,332
Samsung Electronics Co., Ltd.	140	83,641
Texas Instruments, Inc.	6,300	177,408
United Microelectronics Corp.	398,207	210,473

		2,591,350

SOFTWARE–0.6%
Electronic Arts, Inc.(a)	4,200	186,606
Microsoft Corp.	6,100	167,811
Nintendo Co. Ltd.	1,100	623,781
Salesforce.com, Inc.(a)	4,600	313,858
VMware, Inc.–Class A(a)	5,350	288,151

		1,580,207

		19,644,889

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–6.2%
BIOTECHNOLOGY–1.8%
Amgen, Inc.(a)	13,800	$650,808
Celgene Corp.(a)	19,750	1,261,432
CSL Ltd./Australia	4,832	165,404
Genentech, Inc.(a)	10,300	781,770
Gilead Sciences, Inc.(a)	34,250	1,813,538

		4,672,952

HEALTH CARE EQUIPMENT & SUPPLIES–1.0%
Alcon, Inc.	8,725	1,420,343
Baxter International, Inc.	8,200	524,308
Becton Dickinson & Co.	5,200	422,760
Essilor International SA	3,708	226,186

		2,593,597

HEALTH CARE PROVIDERS & SERVICES–0.8%
AmerisourceBergen Corp.–Class A	5,000	199,950
Cardinal Health, Inc.	5,300	273,374
Celesio AG	3,300	119,243
McKesson Corp.	3,200	178,912
Medco Health Solutions, Inc.(a)	23,450	1,106,840

		1,878,319

PHARMACEUTICALS–2.6%
Abbott Laboratories	18,200	964,054
GlaxoSmithKline PLC	13,900	307,270
Johnson & Johnson	12,100	778,514
Merck & Co., Inc.	18,600	701,034
Novartis AG	4,134	227,503
Novo Nordisk A/S–Class B	2,695	177,413
Pfizer, Inc.	64,700	1,130,309
Sanofi-Aventis SA	4,100	272,441
Schering-Plough Corp.	12,200	240,218
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	33,650	1,541,170
Wyeth	8,900	426,844

		6,766,770

		15,911,638

MATERIALS–5.1%
CHEMICALS–2.4%
Air Products & Chemicals, Inc.	7,400	731,564
Ashland, Inc.	3,500	168,700
BASF SE	10,200	699,952
Bayer AG	5,316	446,276
Dow Chemical Co.	13,200	460,812
E.I. Du Pont de Nemours & Co.	8,700	373,143
Incitec Pivot Ltd.	1,187	210,183
Koninklijke Dsm NV	3,700	216,864
Mitsubishi Chemical Holdings Corp.	36,000	209,628
Mitsui Chemicals, Inc.(b)	12,400	61,234
Monsanto Co.	15,810	1,999,016
Nova Chemicals Corp.	1,900	46,768
Potash Corp. of Saskatchewan	1,196	273,370

Company	Shares	U.S. $ Value

Solvay SA–Class A	1,400	$182,393
Syngenta AG	517	167,494

		6,247,397

CONTAINERS & PACKAGING–0.2%
Amcor Ltd.	17,300	83,810
Ball Corp.	5,000	238,700
Bemis, Inc.	6,100	136,762
Owens-Illinois, Inc.(a)	3,300	137,577
Smurfit-Stone Container Corp.(a)	7,000	28,490

		625,339

METALS & MINING–2.4%
Alcoa, Inc.	11,900	423,878
Anglo American PLC	5,146	361,422
Antofagasta PLC	11,100	144,330
ArcelorMittal	3,568	352,227
Barrick Gold Corp.	1,000	45,710
BHP Billiton PLC	12,702	487,121
Cia Vale do Rio Doce (ADR)	11,100	397,602
Cia Vale do Rio Doce (Sponsored) (ADR)	6,100	182,024
Inmet Mining Corp.	1,200	79,647
JFE Holdings, Inc.	10,000	504,182
Kazakhmys PLC	2,800	88,284
MMC Norilsk Nickel (ADR)	10,550	265,860
Norsk Hydro ASA	12,600	183,726
Rio Tinto PLC	8,375	1,008,575
Rio Tinto PLC (Sponsored) (ADR)	885	438,075
Sumitomo Metal Mining Co. Ltd.	9,000	137,667
Xstrata PLC	11,960	952,738

		6,053,068

PAPER & FOREST PRODUCTS–0.1%
Stora Enso Oyj–Class R	11,300	105,279
Svenska Cellulosa AB–Class B	4,600	64,725

		170,004

		13,095,808

INDUSTRIALS–4.5%
AEROSPACE & DEFENSE–0.8%
BAE Systems PLC	39,746	348,863
Honeywell International, Inc.	24,625	1,238,145
Lockheed Martin Corp.	1,000	98,660
Northrop Grumman Corp.	5,500	367,950

		2,053,618

AIRLINES–0.2%
Air France-KLM	3,200	76,329
Deutsche Lufthansa AG	8,400	180,985
Qantas Airways Ltd.	40,200	117,148
UAL Corp.	6,300	32,886

		407,348

COMMERCIAL SERVICES & SUPPLIES–0.1%
Allied Waste Industries, Inc.(a)	21,000	265,020

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSTRUCTION & ENGINEERING–0.3%
Fluor Corp.	2,975	$553,588
Foster Wheeler Ltd.(a)	2,600	190,190

		743,778

ELECTRICAL EQUIPMENT–0.4%
ABB Ltd.	24,464	692,474
Emerson Electric Co.	4,250	210,163
First Solar, Inc.(a)	190	51,836

		954,473

INDUSTRIAL CONGLOMERATES–1.0%
3M Co.	1,800	125,262
General Electric Co.	61,000	1,628,090
Textron, Inc.	9,800	469,714
Tyco International Ltd.	8,100	324,324

		2,547,390

MACHINERY–0.8%
Atlas Copco AB–Class A	13,241	193,654
Caterpillar, Inc.	2,900	214,078
Crane Co.	3,200	123,296
Cummins, Inc.	2,800	183,456
Deere & Co.	9,600	692,448
Dover Corp.	5,800	280,546
Illinois Tool Works, Inc.	1,700	80,767
Parker Hannifin Corp.	4,000	285,280

		2,053,525

MARINE–0.1%
Mitsui OSK Lines Ltd.	14,000	199,667
Nippon Yusen KK(b)	16,000	154,109

		353,776

ROAD & RAIL–0.2%
Avis Budget Group, Inc.(a)	3,600	30,132
East Japan Railway Co.	23	187,342
Ryder System, Inc.	3,200	220,416
Union Pacific Corp.	1,900	143,450

		581,340

TRADING COMPANIES & DISTRIBUTORS–0.6%
Mitsubishi Corp.	16,900	556,867
Mitsui & Co. Ltd.	40,000	882,844
WW Grainger, Inc.	1,400	114,520

		1,554,231

TRANSPORTATION INFRASTRUCTURE–0.0%
Macquarie Infrastructure Group	39,900	88,778

		11,603,277

CONSUMER STAPLES–4.5%
BEVERAGES–0.7%
The Coca-Cola Co.	9,700	504,206
Coca-Cola Enterprises, Inc.	15,900	275,070
Molson Coors Brewing Co.–Class B	3,800	206,454

Company	Shares	U.S. $ Value

Pepsi Bottling Group, Inc.	9,600	$268,032
PepsiCo, Inc.	8,750	556,412

		1,810,174

FOOD & STAPLES RETAILING–1.0%
Costco Wholesale Corp.	10,150	711,921
Koninklijke Ahold NV	21,260	285,004
The Kroger Co.	5,200	150,124
Safeway, Inc.	11,100	316,905
Supervalu, Inc.	8,700	268,743
Tesco PLC	60,625	443,429
Wal-Mart Stores, Inc.	9,500	533,900

		2,710,026

FOOD PRODUCTS–1.3%
Archer-Daniels-Midland Co.	11,300	381,375
Associated British Foods PLC	9,400	141,591
ConAgra Foods, Inc.	4,100	79,048
Del Monte Foods Co.	9,100	64,610
General Mills, Inc.	2,425	147,367
Kraft Foods, Inc.–Class A	2,300	65,435
Nestle SA	15,310	689,940
Sara Lee Corp.	12,700	155,575
Tyson Foods, Inc.–Class A	12,100	180,774
Unilever PLC	12,251	348,074
WM Wrigley Jr Co.	15,250	1,186,145

		3,439,934

HOUSEHOLD PRODUCTS–0.8%
Colgate-Palmolive Co.	6,700	462,970
Procter & Gamble Co.	17,200	1,045,932
Reckitt Benckiser PLC	8,706	439,723

		1,948,625

TOBACCO–0.7%
Altria Group, Inc.	16,300	335,128
British American Tobacco PLC	12,116	417,927
Philip Morris International, Inc.	13,600	671,704
Reynolds American, Inc.	5,700	266,019

		1,690,778

		11,599,537

CONSUMER DISCRETIONARY–3.1%
AUTO COMPONENTS–0.2%
Autoliv, Inc.	4,200	195,804
Compagnie Generale des Etablissements Michelin–Class B	1,700	121,560
Hyundai Mobis	2,250	182,130
Lear Corp.(a)	3,100	43,958
TRW Automotive Holdings Corp.(a)	1,900	35,093

		578,545

AUTOMOBILES–0.6%
General Motors Corp.	11,100	127,650
Honda Motor Co. Ltd.	6,200	211,586
Nissan Motor Co. Ltd.	57,700	479,226

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Porsche Automobil Holding SE	703	$108,048
Renault SA	4,500	366,240
Toyota Motor Corp.	5,100	240,741

		1,533,491

HOTELS, RESTAURANTS & LEISURE–0.4%
Marriott International, Inc.–Class A	5,000	131,200
McDonald’s Corp.	6,300	354,186
Starbucks Corp.(a)	12,900	203,046
Starwood Hotels & Resorts Worldwide, Inc.	2,600	104,182
TUI AG	3,900	90,285
TUI Travel PLC	19,000	77,211
Yum! Brands, Inc.	3,650	128,078

		1,088,188

HOUSEHOLD DURABLES–0.2%
Black & Decker Corp.	1,400	80,514
Centex Corp.	7,100	94,927
KB Home	5,000	84,650
Newell Rubbermaid, Inc.	1,900	31,901
Sharp Corp.	11,000	179,314

		471,306

LEISURE EQUIPMENT & PRODUCTS–0.0%
Brunswick Corp.	6,200	65,720
Namco Bandai Holdings, Inc.	4,200	47,624

		113,344

MEDIA–0.9%
CBS Corp.–Class B	7,800	152,022
Gannett Co., Inc.	10,000	216,700
ITV PLC	76,560	67,791
Lagardere SCA	2,900	164,049
News Corp.–Class A	19,800	297,792
SES SA (FDR)(a)	7,084	176,987
Time Warner, Inc.	41,300	611,240
Viacom, Inc.–Class B(a)	4,700	143,538
The Walt Disney Co.	11,400	355,680

		2,185,799

MULTILINE RETAIL–0.3%
Dollar Tree, Inc.(a)	900	29,421
Family Dollar Stores, Inc.	4,800	95,712
Kohl’s Corp.(a)	7,325	293,293
Macy’s, Inc.	14,900	289,358
New World Department Store China Ltd.(a)	872	769
Target Corp.	2,450	113,901

		822,454

SPECIALTY RETAIL–0.3%
AutoNation, Inc.(a)	11,700	117,234
Esprit Holdings Ltd.	16,500	171,806
The Gap, Inc.	8,400	140,028

Company	Shares	U.S. $ Value

Home Depot, Inc.	14,100	$330,222
Lowe’s Cos, Inc.	5,800	120,350

		879,640

TEXTILES, APPAREL & LUXURY GOODS–0.2%
Jones Apparel Group, Inc.	12,600	173,250
Nike, Inc.–Class B	4,600	274,206

		447,456

		8,120,223

TELECOMMUNICATION SERVICES–2.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.6%
AT&T, Inc.	47,200	1,590,168
China Netcom Group Corp. Ltd.	59,000	160,467
Deutsche Telekom AG–Class W	12,500	205,272
France Telecom SA	6,200	181,828
Nippon Telegraph & Telephone Corp.(b)	50	246,714
Tele2 AB–Class B	6,600	128,348
Telecom Italia SpA	97,500	195,010
Telefonica SA	18,730	495,668
Verizon Communications, Inc.	25,500	902,700

		4,106,175

WIRELESS TELECOMMUNICATION SERVICES–0.9%
America Movil SAB de CV Series L (ADR)	12,800	675,200
Sprint Nextel Corp.	53,600	509,200
Vodafone Group PLC	361,814	1,066,016

		2,250,416

		6,356,591

UTILITIES–1.2%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	5,300	213,219
CEZ	1,908	169,453
E.ON AG	4,395	885,374
Entergy Corp.	900	108,432
Pinnacle West Capital Corp.	5,700	175,389
The Tokyo Electric Power Co. Inc	12,000	308,981

		1,860,848

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.2%
Iberdrola Renovables SA(a)	25,867	199,284
International Power PLC	29,628	253,814

		453,098

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTI-UTILITIES–0.3%
A2A SpA	36,700	$133,997
Ameren Corp.	4,100	173,143
CMS Energy Corp.	3,000	44,700
Suez SA	6,323	428,622
Wisconsin Energy Corp.	2,350	106,267

		886,729

		3,200,675

Total Common Stocks (cost $166,618,522)		158,680,947

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–7.9%
FINANCIAL INSTITUTIONS–3.6%
BANKING–1.4%
Bank of America Corp. 3.375%, 2/17/09	$70	69,714
4.50%, 8/01/10	100	99,963
BankAmerica Capital II Series 2 8.00%, 12/15/26	50	49,944
Citicorp, Inc. Series MTNF 6.375%, 11/15/08	31	31,228
Citigroup, Inc. 2.817%, 6/09/09(d)	20	19,778
3.625%, 2/09/09	135	134,804
4.625%, 8/03/10	75	74,689
5.50%, 4/11/13	125	121,997
Compass Bank 5.50%, 4/01/20	215	185,942
JP Morgan Chase & Co. 6.00%, 2/15/09	170	170,996
6.75%, 2/01/11	80	83,034
JPM Chase Capital XXV Series Y 6.80%, 10/01/37	51	45,777
M&I Marshall & Ilsley Bank 4.85%, 6/16/15	250	203,005
5.00%, 1/17/17	205	167,717
Mellon Funding Corp. 3.25%, 4/01/09	105	103,923
Morgan JP & Co., Inc. 6.25%, 1/15/09	157	158,506
National City Bank of Ohio 6.25%, 3/15/11	250	227,193
Regions Financial Corp. 6.375%, 5/15/12	180	177,361
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	108	109,427
SouthTrust Corp. 5.80%, 6/15/14	175	177,475

Company	Principal Amount (000)	U.S. $ Value

UBS Preferred Funding Trust I 8.622%, 10/01/10	$40	$40,194
Union Bank of California 5.95%, 5/11/16	250	237,149
Union Planters Corp. 7.75%, 3/01/11	120	122,667
US Bancorp 5.30%, 4/28/09	185	186,109
Wachovia Corp. 5.50%, 5/01/13	200	191,420
5.625%, 12/15/08	46	45,973
Washington Mutual, Inc. 4.20%, 1/15/10	14	12,180
Wells Fargo & Co. 3.125%, 4/01/09	190	189,142
4.20%, 1/15/10	35	35,102
Zions Bancorporation 5.50%, 11/16/15	35	27,877

		3,500,286

BROKERAGE–0.6%
The Bear Stearns Co., Inc. 5.55%, 1/22/17	165	152,497
5.70%, 11/15/14	145	140,130
7.625%, 12/07/09	98	101,306
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	134	134,004
4.75%, 7/15/13	115	110,619
6.65%, 5/15/09	105	107,066
7.35%, 10/01/09	36	36,972
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11	60	58,179
6.20%, 9/26/14	33	31,497
6.50%, 7/19/17	54	49,956
7.875%, 11/01/09	175	178,456
Series MTNG 4.80%, 3/13/14	42	37,710
Merrill Lynch & Co., Inc. 4.125%, 1/15/09	52	51,405
4.79%, 8/04/10	105	102,084
6.00%, 2/17/09	167	166,389
6.05%, 5/16/16	245	226,012

		1,684,282

FINANCE–0.9%
American General Finance Corp. 4.625%, 5/15/09	191	189,467
Capital One Bank 4.25%, 12/01/08	160	159,706
6.50%, 6/13/13	65	63,650
Capital One Financial Corp. 4.80%, 2/21/12	155	144,121
5.50%, 6/01/15	20	17,983
6.75%, 9/15/17	43	42,606
CIT Group, Inc. 5.00%, 2/01/15	75	51,860
5.85%, 9/15/16	150	103,496
7.625%, 11/30/12	135	112,209

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series MTN 5.125%, 9/30/14	$40	$28,650
Countrywide Financial Corp. Series MTN 5.80%, 6/07/12	55	52,019
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	52	47,340
General Electric Capital Corp. 4.375%, 11/21/11	25	25,055
4.80%, 5/01/13	210	205,730
6.75%, 3/15/32	255	256,772
Household Finance Corp. 4.125%, 12/15/08	90	89,860
HSBC Finance Corp. 6.50%, 11/15/08	80	80,640
7.00%, 5/15/12	85	88,043
iStar Financial, Inc. 5.15%, 3/01/12	105	86,625
5.65%, 9/15/11	95	81,225
SLM Corp. 5.375%, 1/15/13–5/15/14	375	329,818

		2,256,875

INSURANCE–0.4%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	75	70,195
The Allstate Corp. 6.125%, 5/15/37	210	190,533
Assurant, Inc. 5.625%, 2/15/14	35	33,175
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	50	50,642
Genworth Financial, Inc. 4.75%, 6/15/09	70	69,643
5.231%, 5/16/09	62	62,302
6.515%, 5/22/18	210	196,577
Liberty Mutual Group, Inc. 5.75%, 3/15/14(c)	35	33,786
Prudential Financial, Inc. 5.15%, 1/15/13	110	107,214
UnitedHealth Group, Inc. 4.125%, 8/15/09	67	66,393
5.25%, 3/15/11	165	164,236
WellPoint, Inc. 4.25%, 12/15/09	80	79,195

		1,123,891

REITS–0.3%
HCP, Inc. 5.95%, 9/15/11	185	179,630
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	101	89,416
8.125%, 5/01/11	175	180,140
Mack-Cali Realty LP 7.25%, 3/15/09	35	35,388

Company	Principal Amount (000)	U.S. $ Value

Nationwide Health Properties, Inc. 6.50%, 7/15/11	$180	$182,284
Simon Property Group LP 5.625%, 8/15/14	139	134,407

		801,265

		9,366,599

INDUSTRIAL–3.5%
BASIC–0.6%
ArcelorMittal 6.125%, 6/01/18(c)	220	214,996
6.50%, 4/15/14	60	60,829
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	135	146,309
The Dow Chemical Co. 7.375%, 11/01/29	10	10,606
International Paper Co. 4.25%, 1/15/09	75	74,755
5.30%, 4/01/15	149	131,333
7.95%, 6/15/18	125	124,304
Lubrizol Corp. 4.625%, 10/01/09	20	19,906
Packaging Corp. of America 5.75%, 8/01/13	30	29,311
PPG Industries, Inc. 5.75%, 3/15/13	165	167,765
Stora Enso Oyj 7.375%, 5/15/11	175	172,283
United States Steel Corp. 5.65%, 6/01/13	166	161,628
6.05%, 6/01/17	10	9,340
Weyerhaeuser Co. 5.95%, 11/01/08	96	96,695

		1,420,060

CAPITAL GOODS–0.3%
Boeing Capital Corp. 4.75%, 8/25/08	35	35,133
Caterpillar Financial Services 4.50%, 6/15/09	46	46,301
John Deere Capital Corp. 4.875%, 3/16/09	185	185,921
Lafarge SA 6.15%, 7/15/11	95	95,554
Mohawk Industries, Inc. 6.125%, 1/15/16	195	186,422
Tyco International Group SA 6.00%, 11/15/13	85	82,018
Waste Management, Inc. 6.875%, 5/15/09	40	40,789

		672,138

COMMUNICATIONS– MEDIA–0.4%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	180	182,729
8.20%, 7/15/09	20	20,642

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

BSKYB Finance UK PLC 5.625%, 10/15/15(c)	$59	$57,103
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	115	139,033
Comcast Cable Communications, Inc. 6.20%, 11/15/08	66	66,242
6.875%, 6/15/09	50	51,349
Comcast Corp. 5.30%, 1/15/14	135	130,861
5.50%, 3/15/11	50	50,038
News America Holdings, Inc. 6.55%, 3/15/33	45	44,025
9.25%, 2/01/13	59	67,600
RR Donnelley & Sons Co. 4.95%, 4/01/14	25	22,909
Time Warner Entertainment Co. 8.375%, 3/15/23	226	243,539
WPP Finance Corp. 5.875%, 6/15/14	25	24,015

		1,100,085

COMMUNICATIONS– TELECOMMUNICATIONS–0.8%
AT&T Corp. 7.30%, 11/15/11	40	42,603
8.00%, 11/15/31	15	17,220
British Telecommunications PLC 8.625%, 12/15/10	100	107,375
Embarq Corp. 6.738%, 6/01/13	5	4,824
7.082%, 6/01/16	335	318,168
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	210	223,578
8.75%, 3/01/31	105	124,591
Qwest Corp. 5.625%, 11/15/08	110	109,725
7.875%, 9/01/11	150	150,000
8.875%, 3/15/12	110	112,200
Telecom Italia Capital SA 4.00%, 1/15/10	120	118,387
6.00%, 9/30/34	65	55,628
Telefonos de Mexico SAB de CV 4.50%, 11/19/08	157	157,385
US Cellular Corp. 6.70%, 12/15/33	60	53,752
Verizon Communications, Inc. 4.90%, 9/15/15	78	74,008
5.25%, 4/15/13	105	104,396
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	109	110,519
Vodafone Group PLC 5.50%, 6/15/11	60	60,589

		1,944,948

Company	Principal Amount (000)	U.S. $ Value

CONSUMER CYCLICAL–AUTOMOTIVE–0.0%
Daimler Finance North America LLC 4.875%, 6/15/10	$25	$25,150

CONSUMER CYCLICAL– OTHER–0.1%
MDC Holdings, Inc. 5.50%, 5/15/13	140	134,846
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	81	80,074
7.875%, 5/01/12	84	85,474
Toll Brothers Finance Corp. 5.15%, 5/15/15	20	17,320
6.875%, 11/15/12	40	38,748

		356,462

CONSUMER CYCLICAL– RETAILERS–0.0%
Limited Brands, Inc. 6.90%, 7/15/17	25	22,716
Wal-Mart Stores, Inc. 4.25%, 4/15/13	85	84,524

		107,240

CONSUMER NON- CYCLICAL–0.5%
Abbott Laboratories 3.50%, 2/17/09	185	185,250
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	69	62,755
5.875%, 5/15/13	120	117,979
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)	135	129,197
ConAgra Foods, Inc. 7.875%, 9/15/10	19	20,085
Fisher Scientific International, Inc. 6.125%, 7/01/15	94	93,188
6.75%, 8/15/14	29	29,707
Kraft Foods, Inc. 4.125%, 11/12/09	115	114,827
5.25%, 10/01/13	69	67,138
The Kroger Co. 7.25%, 6/01/09	180	184,797
Reynolds American, Inc. 7.25%, 6/01/13	150	155,060
7.625%, 6/01/16	145	151,063
Safeway, Inc. 4.125%, 11/01/08	18	18,012
6.50%, 3/01/11	15	15,514
Wyeth 5.50%, 2/01/14	40	40,323

		1,384,895

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

ENERGY–0.5%
Amerada Hess Corp. 7.875%, 10/01/29	$55	$63,080
Canadian Natural Resources Ltd. 5.15%, 2/01/13	55	55,095
Conoco, Inc. 6.95%, 4/15/29	66	72,386
ConocoPhillips 6.375%, 3/30/09	180	183,439
Gaz Capital SA 6.212%, 11/22/16(c)	315	292,274
The Premcor Refining Group, Inc. 7.50%, 6/15/15	87	89,756
Texaco Capital, Inc. 5.50%, 1/15/09	185	186,421
Valero Energy Corp. 6.875%, 4/15/12	200	207,609
Weatherford International Ltd. 5.15%, 3/15/13	70	69,592
6.00%, 3/15/18	35	34,542

		1,254,194

TECHNOLOGY–0.3%
Computer Sciences Corp. 5.50%, 3/15/13(c)	100	98,608
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	235	241,361
International Business Machines Corp. 4.375%, 6/01/09	20	20,239
Motorola, Inc. 6.50%, 9/01/25	70	52,270
7.50%, 5/15/25	15	14,031
7.625%, 11/15/10	5	5,097
Oracle Corp. 4.95%, 4/15/13	88	88,850
Xerox Corp. 7.625%, 6/15/13	30	31,152
9.75%, 1/15/09	111	114,260

		665,868

TRANSPORTATION– AIRLINES–0.0%
United Air Lines, Inc. 6.636%, 7/02/22	83	67,251

TRANSPORTATION– RAILROADS–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	50	49,537

TRANSPORTATION– SERVICES–0.0%
FedEx Corp. 3.50%, 4/01/09	28	27,905

		9,075,733

Company	Principal Amount (000)	U.S. $ Value

UTILITY–0.8%
ELECTRIC–0.6%
Carolina Power & Light Co. 6.50%, 7/15/12	$185	$194,083
Exelon Corp. 6.75%, 5/01/11	25	25,683
FirstEnergy Corp. Series B 6.45%, 11/15/11	170	174,437
Series C 7.375%, 11/15/31	165	179,421
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	100	102,854
Nisource Finance Corp. 6.80%, 1/15/19	225	220,646
7.875%, 11/15/10	40	41,481
Pacific Gas & Electric Co. 3.60%, 3/01/09	190	189,846
4.80%, 3/01/14	65	63,337
6.05%, 3/01/34	38	36,641
Progress Energy, Inc. 7.10%, 3/01/11	19	19,992
Public Service Company of Colorado Series 10 7.875%, 10/01/12	90	100,372
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)	238	239,748

		1,588,541

NATURAL GAS–0.1%
Duke Energy Field Services Corp. 7.875%, 8/16/10	15	15,742
Enterprise Products Operating LP
Series B 5.60%, 10/15/14	25	24,490
Sempra Energy 4.75%, 5/15/09	185	185,660
Williams Co., Inc. 7.875%, 9/01/21	40	42,400

		268,292

OTHER UTILITY–0.1%
Veolia Environnement 6.00%, 6/01/18	145	144,667

		2,001,500

Total Corporates–Investment Grades (cost $21,055,852)		20,443,832

GOVERNMENTS– TREASURIES–7.2%
TREASURIES–7.2%
U.S. Treasury Bonds 4.50%, 2/15/36	3,420	3,395,687
U.S. Treasury Notes 2.125%, 1/31/10	3,280	3,263,089

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

2.625%, 5/31/10	$6,270	$6,273,919
3.625%, 12/31/12	4,030	4,091,393
4.25%, 11/15/17	1,481	1,513,124

Total Governments–Treasuries (cost $18,473,886)		18,537,212

MORTGAGE PASS-THRU’S–7.1%
AGENCY FIXED RATE 30-YEAR–7.1%
Federal Gold Loan Mortgage Corp.
Series 2005 4.50%, 8/01/35	231	214,056
Series 2007 5.50%, 7/01/35	239	237,411
7.00%, 2/01/37	116	122,194
Federal Home Loan Mortgage Corp.
Series 2007 7.00%, 2/01/37	477	501,030
Federal National Mortgage Association
Series 2003 5.00%, 11/01/33	655	632,113
Series 2004 5.50%, 2/01/34–11/01/34	1,006	996,948
6.00%, 9/01/34	527	534,135
Series 2005 4.50%, 8/01/35–9/01/35	1,743	1,617,401
Series 2006 5.00%, 2/01/36	1,623	1,561,547
6.50%, 9/01/36	2,086	2,150,364
Series 2007 4.50%, 9/01/35–8/01/37	1,681	1,560,039
5.00%, 11/01/35–7/01/36	706	679,592
5.50%, 11/01/36–8/01/37	4,695	4,647,110
Series 2008 5.50%, 3/01/37	2,298	2,271,806
6.50%, 1/01/38	541	558,089

		18,283,835

AGENCY ARMS–0.0%
Federal National Mortgage Association Series 2006 5.849%, 11/01/36(d)	109	112,058

Total Mortgage Pass-Thru’s (cost $18,361,431)		18,395,893

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.3%
NON-AGENCY FIXED RATE CMBS–5.3%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	162	163,258

Company	Principal Amount (000)	U.S. $ Value

Series 2004-4, Class A3 4.128%, 7/10/42	$200	$200,000
Series 2004-6, Class A2 4.161%, 12/10/42	140	139,010
Series 2005-6, Class A4 5.352%, 9/10/47	315	302,768
Series 2006-5, Class A4 5.414%, 9/10/47	355	337,167
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.902%, 9/11/38	100	97,515
Series 2007-PW18, Class A4 5.70%, 6/11/50	365	343,726
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.529%, 4/15/40	110	108,239
Series 2008-C7, Class A4 6.299%, 12/10/49	440	429,727
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 6.01%, 12/10/49	460	440,268
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	6	6,367
Series 2004-C1, Class A4 4.75%, 1/15/37	70	67,821
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38	435	426,671
Series 2006-C4, Class A3 5.467%, 9/15/39	235	223,383
Series 2006-C5, Class A3 5.311%, 12/15/39	190	178,434
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	360	358,308
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A2 5.381%, 3/10/39	520	508,576
Series 2007-GG9, Class A4 5.444%, 3/10/39	475	442,602
GS Mortgage Securities Corp. II Series 2001-ROCK, Class C 6.878%, 5/03/18(c)	605	619,130
Series 2004-GG2, Class A6 5.396%, 8/10/38	80	78,343
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	60	58,253

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2005-CB11, Class A4 5.335%, 8/12/37	$170	$165,009
Series 2005-LDP3, Class A2 4.851%, 8/15/42	100	99,290
Series 2005-LDP4, Class A2 4.79%, 10/15/42	198	197,060
Series 2005-LDP5, Class A2 5.198%, 12/15/44	60	59,803
Series 2006-CB14, Class A4 5.481%, 12/12/44	220	210,782
Series 2006-CB15, Class A4 5.814%, 6/12/43	415	404,849
Series 2006-CB16, Class A4 5.552%, 5/12/45	200	191,366
Series 2006-CB17, Class A4 5.429%, 12/12/43	350	331,521
Series 2007-CB18, Class A4 5.44%, 6/12/47	445	413,894
Series 2007-CB19, Class A4 5.937%, 2/12/49	475	453,625
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32	150	143,810
Series 2004-C4, Class A4 5.295%, 6/15/29	40	39,460
Series 2004-C8, Class A2 4.201%, 12/15/29	125	124,070
Series 2005-C1, Class A4 4.742%, 2/15/30	120	113,154
Series 2005-C7, Class A4 5.197%, 11/15/30	50	48,046
Series 2006-C1, Class A4 5.156%, 2/15/31	825	776,399
Series 2006-C3, Class A4 5.661%, 3/15/39	285	276,236
Series 2006-C4, Class A4 6.08%, 6/15/38	275	270,803
Series 2006-C6, Class A4 5.372%, 9/15/39	330	312,229
Series 2007-C6, Class A4 5.858%, 7/15/40	210	200,510
Series 2008-C1, Class A2 6.317%, 4/15/41	340	332,809
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.416%, 11/12/37	40	38,608
Series 2005-MKB2, Class A2 4.806%, 9/12/42	320	319,588
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	110	108,371
Series 2006-3, Class A4 5.414%, 7/12/46	280	265,574
Series 2007-9, Class A4 5.70%, 9/12/17	440	414,303

Company	Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40	$190	$184,802
Series 2007-T27, Class A4 5.803%, 6/13/42	210	199,055
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	440	426,339
Series 2007-C32, Class A2 5.924%, 6/15/49	455	448,649
Series 2007-C32, Class A3 5.929%, 6/15/49	435	412,752

		13,512,332

NON-AGENCY FLOATING RATE CMBS–0.0%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.89%, 3/06/20(c)(d)	75	69,726

Total Commercial Mortgage-Backed Securities (cost $13,992,219)		13,582,058

AGENCIES–4.5%
AGENCY DEBENTURES–4.5%
Federal Home Loan Bank 4.625%, 10/10/12	470	481,385
5.00%, 11/17/17	3,120	3,181,087
Federal Home Loan Mortgage Corp. 4.125%, 12/21/12	1,660	1,665,732
5.125%, 11/17/17	2,670	2,743,059
5.50%, 8/23/17	755	798,431
Federal National Mortgage Association 3.25%, 4/09/13	1,660	1,597,368
6.25%, 5/15/29	740	837,169
6.625%, 11/15/30	110	130,576
Series 2005 3.875%, 2/15/10	200	202,731

Total Agencies (cost $11,800,623)		11,637,538

CORPORATES– NON-INVESTMENT GRADES–0.5%
INDUSTRIAL–0.4%
BASIC–0.0%
Ineos Group Holdings PLC 8.50%, 2/15/16(c)	75	49,313
Westvaco Corp. 8.20%, 1/15/30	15	14,521

		63,834

CAPITAL GOODS–0.0%
Owens Corning, Inc. 6.50%, 12/01/16	115	104,705

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

COMMUNICATIONS– MEDIA–0.1%
Cablevision Systems Corp. Series B 8.00%, 4/15/12	$45	$42,525
Clear Channel Communications, Inc. 5.50%, 9/15/14	85	51,000
DirecTV Holdings LLC 6.375%, 6/15/15	40	37,500
Echostar DBS Corp. 6.625%, 10/01/14	17	15,725
7.125%, 2/01/16	48	44,280

		191,030

COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Nextel Communications, Inc. Series E 6.875%, 10/31/13	45	38,025
Qwest Communications International, Inc. 7.50%, 2/15/14	25	23,750
Series B 7.50%, 2/15/14	15	14,250
Sprint Capital Corp. 8.375%, 3/15/12	120	118,800

		194,825

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
Ford Motor Credit Co. 7.375%, 10/28/09	160	145,725
General Motors Corp. 8.25%, 7/15/23	70	40,775

		186,500

CONSUMER CYCLICAL– OTHER–0.1%
Centex Corp. 5.45%, 8/15/12	134	111,555
Harrah’s Operating Co., Inc. 5.625%, 6/01/15	30	16,125
5.75%, 10/01/17	11	5,775
6.50%, 6/01/16	39	21,255
MGM Mirage 8.375%, 2/01/11	40	38,600

		193,310

CONSUMER NON- CYCLICAL–0.0%
Tyson Foods, Inc. 6.85%, 4/01/16	96	87,239

TRANSPORTATION– SERVICES–0.0%
Hertz Corp. 8.875%, 1/01/14	35	32,025

		1,053,468

Company	Principal Amount (000)	U.S. $ Value

UTILITY–0.1%
ELECTRIC–0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16	$70	$67,900
Edison Mission Energy 7.00%, 5/15/17	60	56,100
NRG Energy, Inc. 7.25%, 2/01/14	65	62,075
7.375%, 2/01/16	35	32,944

		219,019

FINANCIAL INSTITUTIONS–0.0%
REITS–0.0%
Icahn Enterprises 7.125%, 2/15/13	45	40,837

Total Corporates–Non-Investment Grades (cost $1,501,653)		1,313,324

CMOS–0.4%
NON-AGENCY ARMS–0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.381%, 2/25/36(e)	203	162,601
Series 2006-3, Class 22A1 6.176%, 5/25/36(e)	57	40,565
Series 2007-1, Class 21A1 5.72%, 1/25/47(e)	63	48,652
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.113%, 5/25/35(e)	127	120,088
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(d)	134	120,429
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.214%, 5/25/36(e)	81	66,101
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.24%, 8/25/35(e)	130	124,803

		683,239

NON-AGENCY FLOATING RATE–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 4.528%, 12/25/35(d)	56	42,945
Series 2006-OA14, Class 3A1 4.378%, 11/25/46(d)	188	124,351
Series 2007-OA3, Class M1 2.793%, 4/25/47(d)(f)	75	14,024
Lehman XS Trust Series 2007-4N, Class M1 2.933%, 3/25/47(d)(f)	265	50,359

		231,679

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

NON-AGENCY FIXED RATE–0.1%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.087%, 6/26/35(c)	$116	$115,305
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	98	90,371

		205,676

Total CMOs (cost $1,587,259)		1,120,594

ASSET-BACKED SECURITIES–0.4%
HOME EQUITY LOANS–FLOATING RATE–0.3%
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1 2.933%, 4/25/37(d)	100	12,360
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(g)	49	45,792
Home Equity Asset Trust Series 2007-3, Class M1 2.833%, 8/25/37(d)	275	44,729
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 2.563%, 1/25/36(d)	2	2,253
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 2.593%, 11/25/36(d)	295	270,248
IXIS Real Estate Capital Trust Series 2006-HE3, Class A2 2.583%, 1/25/37(d)	195	183,053
RAAC Series Series 2006-SP3, Class A1 2.563%, 8/25/36(d)	84	79,753
Residential Asset Securities Corp. Series 2003-KS3, Class A2 3.083%, 5/25/33(d)	2	1,812
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2A 2.563%, 12/25/36(d)	0	161

		640,161

HOME EQUITY LOANS–FIXED RATE–0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	271	207,022

Company	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.95%, 1/25/33	$35	$30,472
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	20	18,603
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	29	28,529

		284,626

Total Asset-Backed Securities (cost $1,351,738)		924,787

QUASI-SOVEREIGNS–0.3%
QUASI-SOVEREIGN BONDS–0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(c)	195	174,197
7.75%, 5/29/18(c)	725	710,500

Total Quasi-Sovereigns (cost $910,712)		884,697

	Shares
NON-CONVERTIBLE– PREFERRED STOCKS–0.1%
NON CORPORATE SECTORS–0.1%
AGENCIES–GOVERNMENT SPONSORED–0.1%
Federal Home Loan Mortgage Corp. Series Z 8.375%(e)	2,525	61,358
Federal National Mortgage Association 8.25%	3,075	70,571

		131,929

INFORMATION TECHNOLOGY–0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.0%
Samsung Electronics Co., Ltd.	200	86,208

Total Non-Convertible–Preferred Stocks (cost $232,993)		218,137

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED–NON–U.S. ISSUERS–0.1%
Russian Federation
7.50%, 3/31/30(b)(c) (cost $205,308)	$187	$209,842

SUPRANATIONALS–0.1%
European Investment Bank
5.125%, 5/30/17 (cost $180,309)	175	183,629

GOVERNMENTS– SOVEREIGN BONDS–0.0%
NON CORPORATE SECTORS–0.0%
SOVEREIGN–0.0%
Republic of Brazil
8.25%, 1/20/34 (cost $132,845)	105	129,150

	Shares
RIGHTS–0.0%
FINANCIALS–0.0%
COMMERCIAL BANKS–0.0%
Barclays PLC(a)	10,950	2,072
HBOS PLC(a)	32,356	6,928

		9,000

Company	Shares	U.S. $ Value

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
Norwegian Property ASA(a)	25,797	$405

Total Rights (cost $0)		9,405

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.8%
TIME DEPOSIT–3.8%
Bank of New York 1.00%, 7/01/08 (cost $9,704,000)	$9,704	9,704,000

TOTAL INVESTMENTS–99.2% (cost $266,109,350)		255,975,045
Other assets less liabilities–0.8%		1,984,945

NET ASSETS—100.0%		$257,959,990

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index	2	September 2008	$112,577	$106,433	$(6,144)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Polish Zloty settling 7/09/08	1,834	$830,904	$859,917	$29,013
Sale Contracts:
Polish Zloty settling 7/09/08	1,834	831,808	859,916	(28,108)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,370,652.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate market value of these securities amounted to $3,370,947 or 1.3% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at June 30, 2008.

(e)	Variable rate coupon, rate shown as of June 30, 2008.

(f)	Illiquid security, valued at fair value. (See Note A)

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2008.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of June 30, 2008, the fund’s total exposure to subprime investments was 0.70%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

ADR—American Depositary Receipt

FDR— Fiduciary Depositary Receipt

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$107,062,098	$(6,144)
Level 2	146,487,967	905
Level 3	2,424,980	–0	–

Total	$255,975,045	$(5,239)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/2007	$6,201,501		$–0	–
Accrued discounts /premiums	5,151		–0	–
Realized gain (loss)	150,176		–0	–*
Change in unrealized appreciation/depreciation	(673,029)		–0	–
Net purchases (sales)	(3,258,819)		–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$2,424,980		$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$(641,166)		$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $266,109,350)	$255,975,045
Foreign cash, at value (cost $792,188)	808,328 (a)
Unrealized appreciation of forward currency exchange contracts	29,013
Receivable for investment securities sold	2,653,201
Receivable for capital stock sold	1,401,468
Dividends and interest receivable	997,978

Total assets	261,865,033

LIABILITIES
Due to custodian	10,941
Unrealized depreciation of forward currency exchange contracts	28,108
Payable for investment securities purchased and foreign currency contracts	3,505,409
Advisory fee payable	63,311
Payable for capital stock redeemed	52,902
Distribution fee payable	52,307
Administrative fee payable	21,381
Payable for variation margin on futures contracts	441
Transfer Agent fee payable	85
Accrued expenses	170,158

Total liabilities	3,905,043

NET ASSETS	$257,959,990

COMPOSITION OF NET ASSETS
Capital stock, at par	$22,641
Additional paid-in capital	267,698,500
Undistributed net investment income	1,735,831
Accumulated net realized loss on investment and foreign currency transactions	(1,365,658)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(10,131,324)

$257,959,990

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$8,772	765	$11.47
B	$257,951,218	22,640,033	$11.39

(a)	An amount equivalent to U.S. $8,798 has been segregated to collateralize margin requirements for the open futures contracts outstanding at June 30, 2008.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,998,712
Dividends (net of foreign taxes withheld of $137,628)	1,905,357

Total investment income	3,904,069

EXPENSES
Advisory fee (see Note B)	622,625
Distribution fee—Class B	283,000
Transfer agency—Class B	859
Custodian	109,416
Printing	106,560
Administrative	46,100
Audit	25,000
Legal	6,602
Directors’ fees	884
Miscellaneous	7,469

Total expenses	1,208,515
Less: expenses waived and reimbursed by the Adviser (see Note B)	(76,482)

Net expenses	1,132,033

Net investment income	2,772,036

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,096,736)
Futures	(74,171)
Foreign currency transactions	190,577
Net change in unrealized appreciation/depreciation of:
Investments	(22,600,044)
Futures	(8,564)
Foreign currency denominated assets and liabilities	(61,627)

Net loss on investment and foreign currency transactions	(23,650,565)

Contribution from Adviser (see Note B)	6

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(20,878,523)

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,772,036	$3,613,764
Net realized gain (loss) on investment and foreign currency transactions	(980,330)	6,009,612
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,670,235)	(2,159,527)
Contribution from Adviser	6	–0	–

Net increase (decrease) in net assets from operations	(20,878,523)	7,463,849
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(167)	(272,718)
Class B	(3,718,891)	(3,511,139)
Net realized gain on investment and foreign currency transactions
Class A	(217)	(188,141)
Class B	(5,342,366)	(2,585,906)
CAPITAL STOCK TRANSACTIONS
Net increase	76,449,733	74,441,052

Total increase	46,509,569	75,346,997
NET ASSETS
Beginning of period	211,450,421	136,103,424

End of period (including undistributed net investment income of $1,735,831 and $2,682,853, respectively)	$257,959,990	$211,450,421

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

AllianceBernstein Variable Products Series Fund

During the six months ended June 30, 2008 the Adviser made a payment of $6 to the Portfolio in connection with a trading error.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2008 the Adviser waived advisory fees in the amount of $51,763.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the six months ended June 30, 2008 the total amount of such fees was $46,100. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for a portion of such services in the amount of $24,719.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $67,637, of which $207 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$103,442,350	$46,365,879
U.S. government securities	39,447,244	25,644,189

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$12,482,988
Gross unrealized depreciation	(22,617,293)

Net unrealized depreciation	$(10,134,305)

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

AllianceBernstein Variable Products Series Fund

4. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2008, the Portfolio did not participate in dollar roll transactions.

5. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007
Class A
Shares issued in reinvestment of dividends and distributions	–0	–	35,342	$–0	–	$460,859
Shares redeemed	–0	–	(897,608)	–0	–	(11,568,083)

Net decrease	–0	–	(862,266)	$–0	–	$(11,107,224)

Class B
Shares sold	6,265,147		7,204,056	$75,714,066		$94,036,364
Shares issued in reinvestment of dividends and distributions	753,222		470,089	9,061,257		6,097,045
Shares redeemed	(686,808)		(1,125,031)	(8,325,590)		(14,585,133)

Net increase	6,331,561		6,549,114	$76,449,733		$85,548,276

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$3,822,032	$692,438
Net long-term capital gains	2,735,872	–0	–

Total distributions paid	$6,557,904	$692,438

NOTE I: Component of Accumulated Earnings (Deficit)

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,672,316
Undistributed long-term capital gains	5,287,377
Unrealized appreciation/(depreciation)	11,219,326	(a)

Total accumulated earnings/(deficit)	$20,179,019

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies and the tax treatment of certain derivative instruments.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by

AllianceBernstein Variable Products Series Fund

participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

NOTE L: Acquisition of Balanced Shares Portfolio by Balanced Wealth Strategy Portfolio

On June 11, 2008, the Board of Directors of the Fund approved the acquisition of AllianceBernstein Variable Products Series Fund, Inc.—AllianceBernstein Balanced Shares Portfolio by the Portfolio (the “Acquisition”). The Acquisition does not require approval by the Portfolio’s shareholders. The Acquisition is expected to become effective late in the third quarter of 2008.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2007	2006	2005
Net asset value, beginning of period	$13.05	$12.87	$11.39	$10.69	$10.00

Income From Investment Operations
Net investment income (b)(c)	.16	.31	.25	.18	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.24)	.41	1.32	.60	.62
Contribution from Adviser	.00	(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.08)	.72	1.57	.78	.69

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.32)	(.09)	(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.28)	(.22)	–0	–	(.03)	–0	–

Total dividends and distributions	(.50)	(.54)	(.09)	(.08)	–0	–

Net asset value, end of period	$11.47	$13.05	$12.87	$11.39	$10.69

Total Return
Total investment return based on net asset value (e)	(8.46)%	5.55%	13.92%	7.30%	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10	$11,111	$9,746	$9,089
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.75	%(f)(g)	.76%	.99	%(f)	1.20%	1.20	%(g)
Expenses, before waivers and reimbursements	.81	%(f)(g)	.85%	1.07	%(f)	1.54%	2.87	%(g)
Net investment income (c)	2.68	%(f)(g)	2.33%	2.08	%(f)	1.64%	1.36	%(g)
Portfolio turnover rate	33%	77%	203%	139%	44%

See footnote summary on page 31.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2007	2006	2005
Net asset value, beginning of period	$12.97	$12.81	$11.34	$10.67	$10.00

Income From Investment Operations
Net investment income (b)(c)	.15	.27	.22	.15	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.25)	.41	1.33	.60	.61
Contribution from Adviser	.00	(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.10)	.68	1.55	.75	.67

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.30)	(.08)	(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.28)	(.22)	–0	–	(.03)	–0	–

Total dividends and distributions	(.48)	(.52)	(.08)	(.08)	–0	–

Net asset value, end of period	$11.39	$12.97	$12.81	$11.34	$10.67

Total Return
Total investment return based on net asset value (e)	(8.68)%	5.26%	13.75%	7.01%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$257,951	$211,440	$124,992	$64,325	$17,866
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.00	%(f)(g)	1.01%	1.23	%(f)	1.45%	1.45	%(g)
Expenses, before waivers and reimbursements	1.07	%(f)(g)	1.07%	1.31	%(f)	1.77%	3.34	%(g)
Net investment income (c)	2.45	%(f)(g)	2.11%	1.84	%(f)	1.31%	1.49	%(g)
Portfolio turnover rate	33%	77%	203%	139%	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Annualized.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/07 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$174.1	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $86,750 (0.09% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. It

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Directors on July 31–August 2, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

AllianceBernstein Variable Products Series Fund

should be noted that the Portfolio’s expense cap was reduced effective February 12, 2007. Set forth below is the Portfolio’s expense caps before and after February 12, 2007 and gross expense ratio as of December 31, 2006:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (12/31/06)	Fiscal Year End
	Effective 02/12/07	Prior to 02/12/07
Balanced Wealth Strategy Portfolio	Class A 0.75%	1.20%	1.07%	December 31
	Class B 1.00%	1.45%	1.31%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio. However, the Senior Officer noted that the portfolio composition of certain series of the AllianceBernstein Retirement Strategies, managed by the Adviser, were somewhat similar to that of the Portfolio. The Adviser has an institutional product, Target Date (All Active), which is managed similarly as the AllianceBernstein Retirement Strategies. Set forth below is a comparison of the Portfolio’s advisory fee and what would have been the advisory fee of the Portfolio had the institutional advisory fee schedule been applicable to the Portfolio:

Portfolio	Net Assets 06/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Balanced Wealth Strategy	$174.1	Target Date – All Active 75 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 35 bp on the balance +Other operating expenses (capped) Minimum Account Size: $100M or plan assets of $500M	0.508%	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Balanced Wealth Strategy, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Wealth Strategy:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee
Balanced Wealth Strategy	Global Balanced Portfolio
	Class A6	1.40%
	Class I (Institutional)	0.70%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ACITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance (50% Global Bond/50% Global Equity)[7]	0.70%
	Alliance Global Balance (30% Global Bond/70% Global Equity)[7]	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

7	This ACITM fund is privately placed or institutional.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Balanced Wealth Strategy Portfolio	0.550	0.683	5/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. Since the Portfolio’s expense cap was reduced effective February 12, 2007, supplemental pro-forma information (shown in bold and italicized) is also provided.12

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy Portfolio	0.984	0.830	12/13	0.721	27/28
pro-forma	0.750	0.820	5/13	0.722	17/28

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and pro-forma total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $230,686 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $136,326 on behalf of the Portfolio to ABI.

10	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The Portfolios’ pro-forma expense medians and rankings were estimated by the Senior Officer using standard Lipper methodology.

13	Most recently completed fiscal year end Class A total expense ratio.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.14

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended April 30, 2007.17

Balanced Wealth Strategy	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	12.76	12.76	11.10	7/13	13/53

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

AllianceBernstein Variable Products Series Fund

Set forth below is the 1 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.

	Periods Ending April 30, 2007 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)[19]
Balanced Wealth Strategy Portfolio	12.76	11.52
S&P 500 Stock Index	15.23	13.46
Lehman Brothers Aggregate Bond Index	7.36	4.38
60% S&P 500 Stock Index / 40% Lehman Brothers Aggregate Bond Index	12.08	9.83
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

18	The performance returns shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Research Growth Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Research Growth Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$849.91	$5.52	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02	1.20%

Class B
Actual	$1,000	$849.39	$6.67	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.65	$7.27	1.45%

*	Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GLOBAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Wal-Mart Stores, Inc.	$445,054	3.5%
Rio Tinto PLC	383,198	3.0
EOG Resources, Inc.	342,432	2.7
Xstrata PLC	306,055	2.4
Baker Hughes, Inc.	295,646	2.3
Noble Energy, Inc.	271,110	2.1
Credit Suisse Group AG	244,517	1.9
Federal National Mortgage Association	243,875	1.9
Nestle SA	223,250	1.8
Air Products & Chemicals, Inc.	212,549	1.7

	$2,967,686	23.3%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$2,142,095	17.0%
Energy	1,749,297	13.9
Information Technology	1,699,735	13.5
Industrials	1,456,282	11.6
Materials	1,439,833	11.4
Consumer Staples	1,400,145	11.1
Health Care	1,247,897	9.9
Consumer Discretionary	931,056	7.4
Utilities	319,471	2.6
Telecommunication Services	204,648	1.6

Total Investments	$12,590,459	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GLOBAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U .S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$6,607,747	52.5%
United Kingdom	1,413,275	11.2
Switzerland	1,004,577	8.0
Japan	733,489	5.8
Brazil	397,067	3.1
Canada	306,773	2.4
Germany	249,990	2.0
France	200,244	1.6
Australia	194,227	1.5
Spain	185,855	1.5
Mexico	183,937	1.5
Norway	162,633	1.3
South Africa	148,527	1.2
Other *	802,118	6.4

Total Investments	$12,590,459	100.0%

*	“Other” country weightings represents 1.2% or less in the following countries: China, Hong Kong, India, Israel, Italy, Netherlands, Russia, Singapore, South Korea, Sweden and Taiwan.

3

GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.7%

FINANCIALS–16.5%
CAPITAL MARKETS–10.1%
3i Group PLC	3,973	$64,991
The Blackstone Group LP	10,150	184,831
Credit Suisse Group AG	5,372	244,517
Janus Capital Group, Inc.	2,800	74,116
Lehman Brothers Holdings, Inc.	8,780	173,932
Macquarie Group Ltd.	2,374	110,523
Man Group PLC	12,530	154,787
Merrill Lynch & Co., Inc.	3,715	117,803
MF Global Ltd.(a)	2,600	16,406
Morgan Stanley	1,000	36,070
UBS AG (Swiss Virt-X)	5,015	104,504

		1,282,480

COMMERCIAL BANKS–1.0%
Banco Itau Holding Financeira SA	3,612	73,024
Banco Santander Central Hispano SA	2,844	51,886

		124,910

DIVERSIFIED FINANCIAL SERVICES–2.2%
Bolsa De Mercadorias E Futuros	2,200	18,952
CME Group, Inc.–Class A	471	180,483
NYSE Euronext	1,600	81,056

		280,491

INSURANCE–1.3%
American International Group, Inc.	2,470	65,356
MBIA, Inc.	4,600	20,194
QBE Insurance Group Ltd.	3,893	83,704

		169,254

THRIFTS & MORTGAGE FINANCE–1.9%
Federal National Mortgage Association	12,500	243,875

		2,101,010

ENERGY–13.8%
ENERGY EQUIPMENT & SERVICES–5.1%
Baker Hughes, Inc.	3,385	295,646
Cameron International Corp.(a)	3,200	177,120
Technip SA	1,861	171,733

		644,499

OIL, GAS & CONSUMABLE FUELS–8.7%
Addax Petroleum Corp.	1,587	76,634
EOG Resources, Inc.	2,610	342,432
Noble Energy, Inc.	2,696	271,110
Petroleo Brasileiro SA (Sponsored) (ADR)	2,200	127,490
Sasol Ltd.	2,115	124,499
StatoilHydro ASA	4,359	162,633

		1,104,798

		1,749,297

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–13.4%
COMMUNICATIONS EQUIPMENT–2.6%
Cisco Systems, Inc.(a)	5,545	$128,977
Juniper Networks, Inc.(a)	1,905	42,253
QUALCOMM, Inc.	1,900	84,303
Research In Motion Ltd.(a)	600	70,140

		325,673

COMPUTERS & PERIPHERALS–2.6%
Apple, Inc.(a)	830	138,975
EMC Corp.(a)	1,753	25,752
International Business Machines Corp.	1,350	160,015

		324,742

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.9%
Amphenol Corp.–Class A	1,000	44,880
Tyco Electronics Ltd.	1,775	63,580

		108,460

INTERNET SOFTWARE & SERVICES–1.5%
Akamai Technologies, Inc.(a)	500	17,395
Google, Inc.–Class A(a)	335	176,351

		193,746

IT SERVICES–0.1%
Cap Gemini SA	307	17,999

OFFICE ELECTRONICS–0.1%
Konica Minolta Holdings, Inc.	1,000	16,939

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.3%
Analog Devices, Inc.	1,400	44,478
Applied Materials, Inc.	3,700	70,633
Broadcom Corp.–Class A(a)	1,530	41,754
Intel Corp.	5,950	127,806
Intersil Corp.–Class A	1,100	26,752
Lam Research Corp.(a)	400	14,460
Linear Technology Corp.	700	22,799
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	3,301	36,014
Tokyo Electron Ltd.	700	40,367

		425,063

SOFTWARE–2.3%
Adobe Systems, Inc.(a)	1,275	50,222
Nintendo Co. Ltd.	200	113,415
Red Hat, Inc.(a)	1,400	28,966
Salesforce.com, Inc.(a)	700	47,761
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	730	19,819
VMware, Inc.–Class A(a)	500	26,930

		287,113

		1,699,735

INDUSTRIALS–11.5%
AEROSPACE & DEFENSE–3.3%
BAE Systems PLC	18,007	158,053

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Honeywell International, Inc.	1,400	$70,392
Lockheed Martin Corp.	1,140	112,472
United Technologies Corp.	1,350	83,295

		424,212

AIR FREIGHT & LOGISTICS–0.5%
United Parcel Service, Inc. Class B	1,100	67,617

CONSTRUCTION & ENGINEERING–0.7%
Fluor Corp.	500	93,040

ELECTRICAL EQUIPMENT–1.9%
ABB Ltd.	3,215	91,003
Ametek, Inc.	400	18,888
Emerson Electric Co.	2,155	106,565
First Solar, Inc.(a)	70	19,098

		235,554

INDUSTRIAL CONGLOMERATES–1.1%
Siemens AG	852	93,917
Smiths Group PLC	1,774	38,224

		132,141

MACHINERY–1.0%
Atlas Copco AB–Class A	4,297	62,845
Danaher Corp.	840	64,932

		127,777

ROAD & RAIL–0.7%
Union Pacific Corp.	1,100	83,050

TRADING COMPANIES & DISTRIBUTORS–2.3%
Mitsubishi Corp.	4,200	138,393
Mitsui & Co. Ltd.	7,000	154,498

		292,891

		1,456,282

MATERIALS–11.3%
CHEMICALS–4.2%
Air Products & Chemicals, Inc.	2,150	212,549
Monsanto Co.	1,260	159,314
Potash Corp. of Saskatchewan	700	159,999

		531,862

METALS & MINING–7.1%
BHP Billiton PLC	131	5,024
Cia Vale do Rio Doce (ADR)	4,375	156,713
Cia Vale do Rio Doce (Sponsored) (ADR)	700	20,888
Rio Tinto PLC	3,182	383,198
Sterlite Industries India Ltd. (ADR)(a)	2,270	36,093
Xstrata PLC	3,842	306,055

		907,971

		1,439,833

CONSUMER STAPLES–11.0%
BEVERAGES–1.0%
Asahi Breweries Ltd.	3,800	71,036
The Coca-Cola Co.	1,200	62,376

		133,412

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–4.9%
Tesco PLC	19,300	$141,166
Wal-Mart de Mexico SAB de CV Series V	38,392	152,814
Wal-Mart Stores, Inc.	5,200	292,240
X 5 Retail Group NV (GDR)(a)(b)	968	32,449

		618,669

FOOD PRODUCTS–3.9%
Archer-Daniels-Midland Co.	1,650	55,688
Bunge Ltd.	1,325	142,689
Kellogg Co.	1,100	52,822
Nestle SA	4,954	223,250
Wilmar International Ltd.	6,000	22,295

		496,744

PERSONAL PRODUCTS–0.7%
The Estee Lauder Cos, Inc. Class A	1,100	51,095
Oriflame Cosmetics SA (SDR)	540	34,508

		85,603

TOBACCO–0.5%
ITC Ltd.	15,067	65,717

		1,400,145

HEALTH CARE–9.8%
BIOTECHNOLOGY–1.5%
Basilea Pharmaceutica(a)	110	17,865
Genentech, Inc. (a)	1,000	75,900
Gilead Sciences, Inc.(a)	1,950	103,252

		197,017

HEALTH CARE EQUIPMENT & SUPPLIES–2.8%
Alcon, Inc.	955	155,464
Baxter International, Inc.	2,000	127,880
Becton Dickinson & Co.	950	77,235

		360,579

HEALTH CARE PROVIDERS & SERVICES–1.5%
Aetna, Inc.	2,400	97,272
Medco Health Solutions, Inc.(a)	1,920	90,624

		187,896

PHARMACEUTICALS–4.0%
Allergan, Inc.	1,000	52,050
Eli Lilly & Co.	1,305	60,239
Merck & Co., Inc.	1,975	74,438
Novartis AG	599	32,964
Roche Holding AG	751	135,009
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	3,225	147,705

		502,405

		1,247,897

CONSUMER DISCRETIONARY–7.3%
AUTO COMPONENTS–0.5%
Denso Corp.	1,710	58,895

5

GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AUTOMOBILES–1.3%
Fiat SpA	4,480	$72,921
Honda Motor Co. Ltd.	2,600	88,729

		161,650

DISTRIBUTORS–0.6%
Li & Fung Ltd.	26,000	78,454

HOTELS, RESTAURANTS & LEISURE–0.8%
Ctrip.com International Ltd. (ADR)	200	9,156
Wyndham Worldwide Corp.	5,000	89,550

		98,706

HOUSEHOLD DURABLES–0.2%
Sony Corp.	700	30,684

MEDIA–0.6%
The DIRECTV Group, Inc. (a)	1,500	38,865
Eutelsat Communications	379	10,513
Viacom, Inc.–Class B (a)	800	24,432

		73,810

MULTILINE RETAIL–1.5%
Kohl’s Corp.(a)	2,985	119,519
Lotte Shopping Co. Ltd.	253	75,362

		194,881

SPECIALTY RETAIL–1.1%
Belle International Holdings Ltd.	52,000	46,918
Lowe’s Cos, Inc.	4,600	95,450

		142,368

TEXTILES, APPAREL & LUXURY GOODS–0.7%
Adidas AG	1,454	91,608

		931,056

UTILITIES–2.5%
ELECTRIC UTILITIES–0.5%
E.ON AG	320	64,464

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–2.0%
Iberdrola Renovables SA(a)	17,389	133,968
International Power PLC	14,129	121,039

		255,007

		319,471

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.4%
TW Telecom, Inc.–Class A(a)	1,600	$25,648
Vimpel-Communications (Sponsored) (ADR)	700	20,776

		46,424

WIRELESS TELECOMMUNICATION SERVICES–1.2%
America Movil SAB de CV Series L (ADR)	590	31,123
MTN Group Ltd.	1,518	24,028
NTT Docomo, Inc.	14	20,534
Sprint Nextel Corp.	4,400	41,800
Vodafone Group PLC	13,827	40,739

		158,224

		204,648

Total Common Stocks (cost $12,356,445)		12,549,374

WARRANTS–0.3%
FINANCIALS–0.3%
THRIFTS & MORTGAGE FINANCE–0.3%
Housing Development Finance Corp., expiring 1/18/11(a) (cost $46,604)	899	41,085

TOTAL INVESTMENTS–99.0% (cost $12,403,049)		12,590,459
Other assets less liabilities–1.0%		123,384

Net Assets–100.0%		$12,713,843

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the market value of this security amounted to $32,449 or 0.3% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

SDR—Swedish Depositary Receipt

See notes to financial statements.

6

GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1–quoted prices in active markets for identical investments
•	Level 2–other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$7,920,552	$–0	–
Level 2	4.628,822	–0	–
Level 3	41,085	–0	–

Total	$12,590,459	$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities		Other Financial Instruments
Balance as of 12/31/07	$198,716		$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain	17,886		–0	–*
Change in unrealized appreciation/depreciation	(69,819)		–0	–
Net purchases (sales)	(105,698)		–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$41,085		$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$(26,517)		$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

7

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $12,403,049)	$12,590,459
Cash	2,917
Foreign cash, at value (cost $17,369)	17,422
Receivable for investment securities sold	282,618
Dividends receivable	24,327
Receivable for capital stock sold	7,610

Total assets	12,925,353

LIABILITIES
Payable for investment securities purchased	96,046
Payable for capital stock redeemed	41,436
Custodian fee payable	29,392
Audit fee payable	20,712
Distribution fee payable	2,758
Advisory fee payable	2,472
Transfer Agent fee payable	85
Accrued expenses	18,609

Total liabilities	211,510

NET ASSETS	$12,713,843

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,107
Additional paid-in capital	12,924,636
Undistributed net investment income	29,180
Accumulated net realized loss on investment and foreign currency transactions	(429,575)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	188,495

$12,713,843

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$112,676	9,771	$11.53
B	$12,601,167	1,096,993	$11.49

See notes to financial statements.

8

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,932)	$121,075
Interest	3,164

Total investment income	124,239

EXPENSES
Advisory fee (see Note B)	48,026
Distribution fee—Class B	15,851
Transfer agency—Class A	12
Transfer agency—Class B	1,034
Custodian	61,972
Administrative	46,100
Audit	24,000
Legal	5,133
Printing	2,628
Directors’ fees	884
Miscellaneous	3,596

Total expenses	209,236
Less: expenses waived and reimbursed by the Adviser (see Note B)	(116,543)

Net expenses	92,693

Net investment income	31,546

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(350,368)
Foreign currency transactions	(3,437)
Net change in unrealized appreciation/depreciation of:
Investments	(1,818,506)
Foreign currency denominated assets and liabilities	1,406

Net loss on investment and foreign currency transactions	(2,170,905)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,139,359)

See notes to financial statements.

9

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$31,546	$1,452
Net realized gain (loss) on investment and foreign currency transactions	(353,805)	1,012,221
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,817,100)	65,716

Net increase (decrease) in net assets from operations	(2,139,359)	1,079,389
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(459)	(549)
Class B	(16,317)	(14,840)
Net realized gain on investment and foreign currency transactions
Class A	(10,621)	(5,328)
Class B	(1,043,344)	(370,285)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	2,851,925	(260,278)

Total increase (decrease)	(358,175)	428,109
NET ASSETS
Beginning of period	13,072,018	12,643,909

End of period (including undistributed net investment income of $29,180 and $14,410, respectively)	$12,713,843	$13,072,018

See notes to financial statements.

10

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Research Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 2, 2005. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2008, the Adviser waived fees in the amount of $70,443.

12

AllianceBernstein Variable Products Series Fund

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $46,100 for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $10,691, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,928,728		$5,843,005
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$1,677,994
Gross unrealized depreciation	(1,490,584)

Net unrealized appreciation	$187,410

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

13

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

14

AllianceBernstein Variable Products Series Fund

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares issued in reinvestment of dividends and distributions	–0–	416	$–0–	$5,877
Shares redeemed	–0–	(814)	–0–	(11,500)

Net decrease	–0–	(398)	$–0–	$(5,623)

Class B
Shares sold	236,947	433,686	$3,080,065	$6,201,245
Shares issued in reinvestment of dividends and distributions	78,335	27,353	972,927	385,125
Shares redeemed	(95,749)	(500,330)	(1,201,067)	(6,841,025)

Net increase (decrease)	219,533	(39,291)	$2,851,925	$(254,655)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

15

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$201,762	$151,146
Net long-term capital gains	189,240	–0	–

Total distributions paid	$391,002	$151,146

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$195,103
Undistributed long-term capital gains	869,277
Unrealized appreciation/(depreciation)	1,933,820	(a)

Total accumulated earnings/(deficit)	$2,998,200

(a)	The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recog-

16

AllianceBernstein Variable Products Series Fund

nized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

17

GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,			May 2, 2005(a) to December 31, 2005
			2007	2006
Net asset value, beginning of period	$14.80		$13.70	$12.11		$10.00

Income From Investment Operations
Net investment income (b)(c)	.05		.05	.05		.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.18)		1.62	1.74		2.10

Net increase (decrease) in net asset value from operations	(2.13)		1.67	1.79		2.11

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.05)	–0	–	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.09)		(.52)	(.20)		–0	–

Total dividends and distributions	(1.14)		(.57)	(.20)		–0	–

Net asset value, end of period	$11.53		$14.80	$13.70		$12.11

Total Return
Total investment return based on net asset value (d)	(15.01)%		12.45%	15.04%		21.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$113		$145	$139		$121
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20	%(e)	1.20%	1.20	%(f)	1.20	%(e)
Expenses, before waivers and reimbursements	3.05	%(e)	3.62%	4.61	%(f)	7.47	%(e)
Net investment income (c)	.71	%(e)	.33%	.41	%(f)	.13	%(e)
Portfolio turnover rate	47%		115%	64%		43%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,			May 2, 2005(a) to December 31, 2005
			2007	2006
Net asset value, beginning of period	$14.73		$13.64	$12.09		$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.03		.00 (g)	.02		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.16)		1.63	1.73		2.10

Net increase (decrease) in net asset value from operations	(2.13)		1.63	1.75		2.09

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.02)	–0	–	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.09)		(.52)	(.20)		–0	–

Total dividends and distributions	(1.11)		(.54)	(.20)		–0	–

Net asset value, end of period	$11.49		$14.73	$13.64		$12.09

Total Return
Total investment return based on net asset value (d)	(15.06)%		12.17%	14.73%		20.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,601		$12,927	$12,505		$7,063
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45	%(e)	1.45%	1.45	%(f)	1.45	%(e)
Expenses, before waivers and reimbursements	3.26	%(e)	3.80%	4.78	%(f)	7.73	%(e)
Net investment income (loss) (c)	.49	%(e)	.01%	.14	%(f)	(.14	)%(e)
Portfolio turnover rate	47%		115%	64%		43%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Amount is less than $0.005.

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GLOBAL RESEARCH GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Research Growth Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

20

AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2006 and 2007.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International (MSCI) World Growth Index (Net) (the “MSCI World Growth Index”) and the MSCI World Index (Net) (the “MSCI World Index”), in each case for the 1-year period ended January 31, 2008 and (in the case of the indices) the since inception period (May 2005 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, and that the Portfolio underperformed the MSCI World Growth Index in the 1-year period but outperformed that index in the since inception period and outperformed the MSCI World Index in both periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio but that the initial fee rate in the institutional fee schedule was higher than that for the Portfolio, so that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser is currently waiving its right to be reimbursed by the Portfolio for administrative expenses and that total compensation to the Adviser pursuant to the Portfolio’s Advisory Agreement would be at a higher rate than under the institutional fee schedule but for such waiver. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

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GLOBAL RESEARCH GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation undertaking by the Adviser. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 81 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and Expense Universe medians. The directors also noted the Portfolio’s relatively modest size (less than $13 million at February 29, 2008) and that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Research Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$12.4	Global Research Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was due to receive $94,000 (0.81% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio		Fiscal Year End
Global Research Growth Portfolio	Class A 1.20 Class B 1.45	% %	3.62 3.80	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are usually reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Global Research Growth Portfolio	$12.4	Global Research Growth Schedule 80 bp on 1st $25 m 60 bp on next $25 m 50 bp on next $50 m 40 bp on the balance Minimum account size $50 m	0.800	0.750

The Adviser also manages AllianceBernstein Global Research Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Research Growth Fund, Inc.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Mutual Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Advisory Fee (%)
Global Research Growth Portfolio	Global Research Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

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AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Global Growth Trends Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Growth Trends Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Fee[6]
Global Research Growth Portfolio	Alliance Global Research Growth[7]	0.30%[8]
	Alliance Global Growth Opportunities 1[7]	1.00%
	Alliance Global Growth Opportunities 2[7]	0.80%
	Alliance Global Growth Opportunities 3[7]	0.85%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM fund is privately placed or institutional.

8	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

25

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Global Research Growth Portfolio[12]	0.750	0.790	3/12

However, because Lipper had expanded the EG of the portfolio under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Research Growth Portfolio[16]	1.200	1.010	10/12	0.934	30/33

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for the Portfolio was considered not meaningful in percentage terms since revenues in 2007 and 2006 were negative.

Although the Adviser did not earn a profit for managing the Portfolio’s investments in 2007, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007,

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

12	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) Global Growth funds (“GLGE”), three VIP Large-Cap Core Funds (“GLCE”), and four VIP Global Value funds (“GLVE”).

13	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

14	Except for asset (size) compatibility, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

16	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE, GLCE and GLVE funds, excluding outliers.

26

AllianceBernstein Variable Products Series Fund

AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $28,598 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payment in the amount of $372,276 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.17

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their comparable peers.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

27

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended January 31, 2008.23

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.62	1.62	0.13	3/5	8/23

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	Since Inception (%)
Global Research Growth Portfolio	1.62	13.98
MSCI World Index (Net)	-0.47	11.95
MSCI World Growth (Net)	3.33	12.32

Inception Date: May 2, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

21	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the 1 year performance return of the Portfolio was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the 1 year performance return of the Portfolio, as reported by the Adviser, is provided instead of Lipper.

22	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

28

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Technology Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL TECHNOLOGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Technology Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$848.39	$4.23	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.29	$4.62	0.92%

Class B
Actual	$1,000	$846.88	$5.37	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.87	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GLOBAL TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
International Business Machines Corp.	$15,361,488	7.0%
Apple, Inc.	14,500,304	6.6
Intel Corp.	12,920,220	5.8
Google, Inc.—Class A	12,339,285	5.6
Cisco Systems, Inc.	10,294,876	4.7
Nintendo Co. Ltd.	9,867,078	4.5
QUALCOMM, Inc.	8,763,075	4.0
Research In Motion Ltd.	6,932,170	3.1
Applied Materials, Inc.	6,448,602	2.9
Tyco Electronics Ltd.	5,906,718	2.7

	$103,333,816	46.9%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology Hardware & Equipment	$78,269,830	36.3%
Software & Services	68,895,373	32.0
Semiconductors & Semiconductor Equipment	46,834,772	21.7
Telecommunication Services	12,468,600	5.8
Media	4,681,304	2.2
Capital Goods	2,089,572	1.0
Consumer Durables & Apparel	1,534,179	0.7
Consumer Services	590,562	0.3

Total Investments	$215,364,192	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

COUNTRY DIVERSIFICATION
GLOBAL TECHNOLOGY PORTFOLIO
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$172,002,576	79.9%
Japan	17,661,377	8.2
Canada	6,932,170	3.2
Taiwan	3,016,615	1.4
India	2,246,882	1.0
South Africa	2,091,803	1.0
China	2,032,227	1.0
Mexico	2,015,050	0.9
Germany	1,743,800	0.8
Russia	1,715,504	0.8
France	1,599,399	0.7
United Kingdom	1,197,127	0.6
Netherlands	1,109,662	0.5

Total Investments	$215,364,192	100.0%

3

GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%

TECHNOLOGY HARDWARE & EQUIPMENT–35.5%
COMMUNICATIONS EQUIPMENT–13.9%
Cisco Systems, Inc.(a)	442,600	$10,294,876
CommScope, Inc.(a)	12,600	664,902
F5 Networks, Inc.(a)	38,700	1,099,854
Juniper Networks, Inc.(a)	131,000	2,905,580
QUALCOMM, Inc.	197,500	8,763,075
Research In Motion Ltd.(a)	59,300	6,932,170

		30,660,457

COMPUTERS & PERIPHERALS–16.9%
Apple, Inc.(a)	86,600	14,500,304
EMC Corp.(a)	153,200	2,250,508
Hewlett-Packard Co.	114,400	5,057,624
International Business Machines Corp.	129,600	15,361,488

		37,169,924

ELECTRONIC EQUIPMENT & INSTRUMENTS–4.2%
Amphenol Corp.–Class A	74,200	3,330,096
Tyco Electronics Ltd.	164,900	5,906,718

		9,236,814

OFFICE ELECTRONICS–0.5%
Konica Minolta Holdings, Inc.	71,000	1,202,635

		78,269,830

SOFTWARE & SERVICES–31.3%
INTERNET SOFTWARE & SERVICES–7.2%
Akamai Technologies, Inc.(a)	81,600	2,838,864
Google, Inc.–Class A(a)	23,440	12,339,285
Omniture, Inc.(a)	39,500	733,515

		15,911,664

IT SERVICES–4.9%
Alliance Data Systems Corp.(a)	39,200	2,216,760
Cap Gemini SA	17,765	1,041,518
Global Payments, Inc.	39,600	1,845,360
Infosys Technologies Ltd. (Sponsored) (ADR)	51,700	2,246,882
Visa, Inc.–Class A	42,100	3,423,151

		10,773,671

SOFTWARE–19.2%
Activision, Inc.(a)	51,000	1,737,570
Adobe Systems, Inc.(a)	115,000	4,529,850
Concur Technologies, Inc.(a)	25,800	857,334
Electronic Arts, Inc.(a)	44,300	1,968,249
McAfee, Inc.(a)	61,500	2,092,845
Microsoft Corp.	164,800	4,533,648
Nintendo Co. Ltd.	17,400	9,867,078
Oracle Corp.(a)	156,500	3,286,500
Red Hat, Inc.(a)	130,300	2,695,907

Company	Shares	U.S. $ Value

Salesforce.com, Inc.(a)	65,000	$4,434,950
SAP AG	33,439	1,743,800
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	53,100	1,441,665
SuccessFactors, Inc.(a)	97,800	1,070,910
VMware, Inc.–Class A(a)	36,200	1,949,732

		42,210,038

		68,895,373

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–21.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–21.3%
Analog Devices, Inc.	111,900	3,555,063
Applied Materials, Inc.	337,800	6,448,602
ASML Holding NV	45,336	1,109,662
Broadcom Corp.–Class A(a)	136,150	3,715,534
Intel Corp.	601,500	12,920,220
Intersil Corp.–Class A	87,400	2,125,568
Lam Research Corp.(a)	38,300	1,384,545
Linear Technology Corp.	60,100	1,957,457
Marvell Technology Group Ltd.(a)	192,300	3,396,018
MEMC Electronic Materials, Inc.(a)	24,700	1,520,038
ON Semiconductor Corp.(a)	197,400	1,810,158
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	276,500	3,016,615
Tokyo Electron Ltd.	67,200	3,875,292

		46,834,772

TELECOMMUNICATION SERVICES–5.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.5%
Tw Telecom, Inc.–Class A(a)	95,800	1,535,674
Vimpel-Communications (Sponsored) (ADR)	57,800	1,715,504

		3,251,178

WIRELESS TELECOMMUNICATION SERVICES–4.2%
America Movil SAB de CV Series L (ADR)	38,200	2,015,050
MTN Group Ltd.	132,150	2,091,803
NTT Docomo, Inc.	806	1,182,192
Sprint Nextel Corp.	287,500	2,731,250
Vodafone Group PLC	406,314	1,197,127

		9,217,422

		12,468,600

MEDIA–2.1%
MEDIA–2.1%
The DIRECTV Group, Inc.(a)	127,700	3,308,707
Discovery Holding Co.–Class A(a)	37,100	814,716
Eutelsat Communications	20,111	557,881

		4,681,304

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CAPITAL GOODS–0.9%
ELECTRICAL EQUIPMENT–0.9%
Enersys(a)	19,600	$670,908
First Solar, Inc.(a)	5,200	1,418,664

		2,089,572

CONSUMER DURABLES & APPAREL–0.7%
HOUSEHOLD DURABLES–0.7%
Sony Corp.	35,000	1,534,179

CONSUMER SERVICES–0.3%
HOTELS RESTAURANTS & LEISURE–0.3%
Ctrip.com International Ltd. (ADR)	12,900	590,562

TOTAL INVESTMENTS–97.8% (cost $202,924,492)		215,364,192
Other assets less liabilities–2.2%		4,779,567

NET ASSETS–100.0%		$220,143,759

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1–quoted prices in active markets for identical investments
•	Level 2–other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities		Other Financial Instruments*
Level 1	$189,961,024		$–0	–
Level 2	25,403,168		–0	–
Level 3	–0	–	–0	–

Total	$215,364,192		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/2007	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

6

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $202,924,492)	$215,364,192
Foreign cash, at value (cost $3,416,994)	3,579,239
Receivable for investment securities sold	4,593,724
Receivable for capital stock sold	124,084
Dividends receivable	113,442

Total assets	223,774,681

LIABILITIES
Due to custodian	133,557
Payable for investment securities purchased and foreign currency contracts	2,641,188
Payable for capital stock redeemed	536,470
Advisory fee payable	145,908
Distribution fee payable	33,196
Administrative fee payable	25,532
Transfer Agent fee payable	85
Accrued expenses	114,986

Total liabilities	3,630,922

NET ASSETS	$220,143,759

COMPOSITION OF NET ASSETS
Capital stock, at par	$12,712
Additional paid-in capital	427,549,224
Accumulated net investment loss	(197,162)
Accumulated net realized loss on investment and foreign currency transactions	(219,822,240)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	12,601,225

$220,143,759

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$70,540,534	4,015,581	$17.57
B	$149,603,225	8,696,112	$17.20

See notes to financial statements.

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GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $34,876)	$1,053,406
Interest	47,318

Total investment income	1,100,724

EXPENSES
Advisory fee (see Note B)	881,950
Distribution fee—Class B	198,654
Transfer agency—Class A	609
Transfer agency—Class B	1,267
Custodian	76,810
Administrative	46,100
Printing	37,962
Audit	24,000
Legal	8,463
Directors’ fees	886
Miscellaneous	3,268

Total expenses	1,279,969

Net investment loss	(179,245)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(8,156,071)
Foreign currency transactions	(158,608)
Net change in unrealized appreciation/depreciation of:
Investments	(34,554,125)
Foreign currency denominated assets and liabilities	128,335

Net loss on investment and foreign currency transactions	(42,740,469)

Contribution from Adviser (see Note B)	2,781

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(42,916,933)

See notes to financial statements.

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GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(179,245)	$(853,115)
Net realized gain (loss) on investment and foreign currency transactions	(8,314,679)	48,858,319
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(34,425,790)	918,488
Contribution from Adviser	2,781	–0	–

Net increase (decrease) in net assets from operations	(42,916,933)	48,923,692
CAPITAL STOCK TRANSACTIONS
Net decrease	(22,332,273)	(27,699,246)

Total increase (decrease)	(65,249,206)	21,224,446
NET ASSETS
Beginning of period	285,392,965	264,168,519

End of period (including accumulated net investment loss of ($197,162) and ($17,917), respectively)	$220,143,759	$285,392,965

See notes to financial statements.

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GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Technology Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s objective was to seek growth of capital. Current income was incidental to the Portfolio’s objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases

10

AllianceBernstein Variable Products Series Fund

and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the six months ended June 30, 2008, the Adviser made a payment of $2,781 to the Portfolio in connection with a litigation settlement.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $329,020, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

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GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$150,785,032		$171,114,829
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$18,348,515
Gross unrealized depreciation	(5,908,815)

Net unrealized appreciation	$12,439,700

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

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AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	161,331	885,992	$2,897,318	$17,645,153
Shares redeemed	(680,376)	(1,390,586)	(12,270,826)	(26,007,511)

Net decrease	(519,045)	(504,594)	$(9,373,508)	$(8,362,358)

Class B
Shares sold	1,247,064	4,572,785	$21,998,269	$87,706,890
Shares redeemed	(1,979,296)	(5,616,216)	(34,957,034)	(107,043,778)

Net decrease	(732,232)	(1,043,431)	$(12,958,765)	$(19,336,888)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(209,521,476	)(a)
Unrealized appreciation/(depreciation)	45,023,013	(b)

Total accumulated earnings/(deficit)	$(164,498,463)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $209,503,559 of which $15,961,952 expires in the year 2009, $172,308,210 expires in the year 2010, and $21,233,397 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $49,209,557. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008, post October foreign currency losses of $17,917.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

14

AllianceBernstein Variable Products Series Fund

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

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GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.71	$17.23	$15.86	$15.27	$14.49	$10.05

Income From Investment Operations
Net investment income (loss) (a)	.00	(b)	(.03)	(.05)	(.05)	(.03	)(c)	(.11)
Net realized and unrealized gain (loss) on investment transactions	(3.14)	3.51	1.42	.64	.81	4.55
Contribution from Adviser	.00	(b)	–0	–	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(3.14)	3.48	1.37	.59	.78	4.44

Net asset value, end of period	$17.57	$20.71	$17.23	$15.86	$15.27	$14.49

Total Return
Total investment return based on net asset value (d)	(15.16)%	20.20%	8.64%	3.86%	5.38%	44.18%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,541	$93,919	$86,819	$99,781	$117,145	$130,127
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.92	%(e)	.93%	.92	%(f)	.92%	.88%	1.11%
Expenses, before waivers and reimbursements	.92	%(e)	.93%	.92	%(f)	.92%	1.06%	1.11%
Net investment income (loss)	.01	%(e)	(.15)%	(.30	)%(f)	(.32)%	(.22	)%(c)	(.86)%
Portfolio turnover rate	65%	132%	117%	98%	86%	90%

See footnote summary on page 17.

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AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.31	$16.94	$15.63	$15.08	$14.35	$ 9.98

Income From Investment Operations
Net investment loss (a)	(.02)	(.07)	(.09)	(.08)	(.07	)(c)	(.14)
Net realized and unrealized gain (loss) on investment transactions	(3.09)	3.44	1.40	.63	.80	4.51
Contribution from Adviser	.00	(b)	–0	–	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(3.11)	3.37	1.31	.55	.73	4.37

Net asset value, end of period	$17.20	$20.31	$16.94	$15.63	$15.08	$14.35

Total Return
Total investment return based on net asset value (d)	(15.31)%	19.89%	8.38%	3.65%	5.09%	43.79%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149,603	$191,474	$177,350	$148,075	$164,721	$187,319
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.17	%(e)	1.17%	1.18	%(f)	1.17%	1.13%	1.37%
Expenses, before waivers and reimbursements	1.17	%(e)	1.17%	1.18	%(f)	1.17%	1.31%	1.37%
Net investment loss	(.23	)%(e)	(.40)%	(.55	)%(f)	(.57)%	(.47	)%(c)	(1.11)%
Portfolio turnover rate	65%	132%	117%	98%	86%	90%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Net of expenses reimbursed or waived by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

17

GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Technology Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

18

AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International (MSCI) World Information Technology Index (Net) (the “MSCI World IT Index”) and the MSCI World Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008 and (in the case of the indices) the since inception period (January 1996 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1- and 3-year periods, 4th quintile of the Performance Group and Performance Universe for the 5-year period and 1st out of 1 of the Performance Group and 3rd out of 4 of the Performance Universe for the 10-year period, and that the Portfolio outperformed the MSCI World IT Index in the 1-, 3- and 10-year periods but underperformed that index in the 5-year and since inception periods and outperformed the MSCI World Index in the 1-year period but underperformed that index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper

19

GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 3 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was essentially the same as the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Technology Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion	$228.5	Global Technology
	65 bp on next $2.5 billion		Portfolio
	60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.03% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Technology Portfolio	Class A 0.93% Class B 1.17%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

21

GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Global Technology Fund, Inc. (“Global Technology Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Global Technology Fund, Inc.4 and what would have been the effective advisory fee of the Portfolio had the fee schedule of Global Technology Fund, Inc. been applicable to the Portfolio.

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Global Technology Portfolio[5]	Global Technology Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for International Technology Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

4	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

5	The advisory fees of AllianceBernstein Global Technology Fund, Inc. are based on the fund’s net assets at each quarter end and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

22

AllianceBernstein Variable Products Series Fund

Fund	Fee
International Technology Portfolio Class A Class I (Institutional)	1.95% 1.15%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Group Median	Rank
Global Technology Portfolio	0.750	0.775	4/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Technology Portfolio	0.925	0.909	6/10	0.970	7/17

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

23

GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $457,877 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $549,893 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.11

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

11	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2007.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

24

AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended January 31, 2008.17

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	0.80	1.24	1.50	6/10	12/17
3 year	7.36	8.48	9.93	6/10	10/15
5 year	12.21	13.11	13.51	8/10	11/15
10 year	5.19	5.19	6.69	1/1	3/4

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmarks.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

13	The Deli study was originally published in 2002 based on 1997 data.

14	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG and PU are identical to the Portfolio’s EG and EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Technology Portfolio	0.80	7.36	12.21	5.19	6.09	16.72	0.17	5
MSCI World IT Index (Net)[19]	0.48	7.06	12.37	3.39	7.28	15.18	0.18	5
MSCI World Index (Net)[19]	-0.47	10.64	15.83	5.86	7.36	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form
N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$858.58	$4.25	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.29	$4.62	0.92%

Class B
Actual	$1,000	$857.72	$5.40	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.87	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$7,333,031	4.9%
Cameron International Corp.	6,769,305	4.5
Apple, Inc.	6,602,829	4.4
Gilead Sciences, Inc.	5,975,408	4.0
Celgene Corp.	5,637,805	3.8
Medco Health Solutions, Inc.	5,411,008	3.6
Jacobs Engineering Group, Inc.	5,307,639	3.6
Danaher Corp.	4,653,460	3.1
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	4,636,792	3.1
Schlumberger Ltd.	4,568,998	3.1

	$56,896,275	38.1%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$49,986,866	33.6%
Health Care	33,011,676	22.2
Industrials	20,751,550	14.0
Energy	16,968,782	11.4
Financials	11,364,468	7.6
Consumer Discretionary	8,248,395	5.5
Materials	5,283,348	3.6
Utilities	1,573,920	1.1
Consumer Staples	711,477	0.5
Telecommunication Services	676,466	0.5

Total Investments	$148,576,948	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%
INFORMATION TECHNOLOGY–33.5%
COMMUNICATIONS EQUIPMENT–7.0%
Cisco Systems, Inc.(a)	122,660	$2,853,072
Juniper Networks, Inc.(a)	128,670	2,853,901
QUALCOMM, Inc.	74,420	3,302,015
Research In Motion Ltd.(a)	12,040	1,407,476

		10,416,464

COMPUTERS & PERIPHERALS–5.5%
Apple, Inc.(a)	39,434	6,602,829
International Business Machines Corp.	13,200	1,564,596

		8,167,425

ELECTRONIC EQUIPMENT & INSTRUMENTS–4.9%
Amphenol Corp.–Class A	80,250	3,601,620
Dolby Laboratories, Inc.–Class A(a)	90,790	3,658,837

		7,260,457

INTERNET SOFTWARE & SERVICES–4.9%
Google, Inc.–Class A(a)	13,930	7,333,031

IT SERVICES–1.6%
Iron Mountain, Inc.(a)	68,710	1,824,250
Visa, Inc.–Class A	6,800	552,908

		2,377,158

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.0%
Applied Materials, Inc.	20,900	398,981
Broadcom Corp.–Class A(a)	46,700	1,274,443
Intel Corp.	60,980	1,309,850
MEMC Electronic Materials, Inc.(a)	25,270	1,555,116

		4,538,390

SOFTWARE 6.6%
Adobe Systems, Inc.(a)	101,880	4,013,053
Salesforce.com, Inc.(a)	61,800	4,216,614
VMware, Inc.–Class A(a)	30,900	1,664,274

		9,893,941

		49,986,866

HEALTH CARE–22.1%
BIOTECHNOLOGY–10.5%
Celgene Corp.(a)	88,270	5,637,805
Cepheid, Inc.(a)	41,900	1,178,228
Genentech, Inc.(a)	37,620	2,855,358
Gilead Sciences, Inc.(a)	112,850	5,975,408

		15,646,799

Company	Shares	U.S. $ Value

HEALTH CARE EQUIPMENT & SUPPLIES–4.9%
Alcon, Inc.	25,670	$4,178,819
Baxter International, Inc.	29,700	1,899,018
Intuitive Surgical, Inc.(a)	4,600	1,239,240

		7,317,077

HEALTH CARE PROVIDERS & SERVICES–3.6%
Medco Health Solutions, Inc.(a)	114,640	5,411,008

PHARMACEUTICALS–3.1%
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	101,240	4,636,792

		33,011,676

INDUSTRIALS–13.9%
CONSTRUCTION & ENGINEERING–6.1%
Fluor Corp.	20,450	3,805,336
Jacobs Engineering Group, Inc.(a)	65,770	5,307,639

		9,112,975

ELECTRICAL EQUIPMENT–4.7%
Ametek, Inc.	84,410	3,985,840
Baldor Electric Co.	15,130	529,247
Emerson Electric Co.	49,950	2,470,028

		6,985,115

MACHINERY–3.1%
Danaher Corp.	60,200	4,653,460

		20,751,550

ENERGY–11.4%
ENERGY EQUIPMENT & SERVICES–11.4%
Cameron International Corp.(a)	122,300	6,769,305
FMC Technologies, Inc.(a)	37,900	2,915,647
National Oilwell Varco, Inc.(a)	30,600	2,714,832
Schlumberger Ltd.	42,530	4,568,998

		16,968,782

FINANCIALS–7.6%
CAPITAL MARKETS–4.4%
The Charles Schwab Corp.	77,490	1,591,645
The Goldman Sachs Group, Inc.	19,290	3,373,821
Greenhill & Co., Inc.	30,060	1,619,031

		6,584,497

DIVERSIFIED FINANCIAL SERVICES–3.2%
CME Group, Inc.–Class A	5,723	2,192,997
JP Morgan Chase & Co.	75,400	2,586,974

		4,779,971

		11,364,468

3

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–5.5%
DIVERSIFIED CONSUMER SERVICES–1.4%
Strayer Education, Inc.	10,120	$2,115,788

HOUSEHOLD DURABLES–0.9%
NVR, Inc.(a)	2,760	1,380,221

SPECIALTY RETAIL–2.1%
Dick’s Sporting Goods, Inc.(a)	93,080	1,651,239
J Crew Group, Inc.(a)	23,700	782,337
Tiffany & Co.	16,800	684,600

		3,118,176

TEXTILES, APPAREL & LUXURY GOODS–1.1%
Coach, Inc.(a)	17,720	511,754
Nike, Inc.–Class B	18,830	1,122,456

		1,634,210

		8,248,395

MATERIALS–3.5%
CHEMICALS–3.5%
Air Products & Chemicals, Inc.	17,200	1,700,392
Monsanto Co.	22,300	2,819,612
Praxair, Inc.	8,100	763,344

		5,283,348

Company	Shares	U.S. $ Value

UTILITIES–1.1%
ELECTRIC UTILITIES–1.1%
FPL Group, Inc.	24,000	$1,573,920

CONSUMER STAPLES– 0.5%
HOUSEHOLD PRODUCTS–0.5%
Procter & Gamble Co.	11,700	711,477

TELECOMMUNICATION SERVICES–0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.5%
Tw Telecom, Inc.-Class A(a)	42,200	676,466

TOTAL INVESTMENTS–99.6% (cost $128,061,672)		148,576,948
Other assets less liabilities–0.4%		631,561

NET ASSETS–100.0%		$149,208,509

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

GROWTH PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities		Other Financial Instruments*
Level 1	$148,576,948		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$148,576,948		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/2007	$–0	–	$–0	–
Accrued discounts/premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 06/30/2008	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 06/30/2008	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 06/30/2008 for other financial instruments was $0.

5

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $128,061,672)	$148,576,948
Cash	352,591
Receivable for investment securities sold	2,333,338
Dividends receivable	56,239
Receivable for capital stock sold	12,674

Total assets	151,331,790

LIABILITIES
Payable for investment securities purchased	1,699,110
Payable for capital stock redeemed	123,946
Advisory fee payable	97,102
Administrative fee payable	25,422
Distribution fee payable	19,827
Transfer Agent fee payable	82
Accrued expenses	157,792

Total liabilities	2,123,281

NET ASSETS	$149,208,509

COMPOSITION OF NET ASSETS
Capital stock, at par	$7,690
Additional paid-in capital	177,817,549
Accumulated net investment loss	(317,634)
Accumulated net realized loss on investment transactions	(48,814,372)
Net unrealized appreciation of investments	20,515,276

$149,208,509

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$58,074,819	2,951,909	$19.67
B	$91,133,690	4,738,276	$19.23

See notes to financial statements.

6

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $12,893)	$542,262
Interest	14,981

Total investment income	557,243

EXPENSES
Advisory fee (see Note B)	610,165
Distribution fee—Class B	125,507
Transfer agency—Class A	442
Transfer agency—Class B	713
Administrative	46,100
Custodian	43,627
Audit	24,000
Printing	12,941
Legal	7,110
Directors’ fees	750
Miscellaneous	3,522

Total expenses	874,877

Net investment loss	(317,634)

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(131,090)
Net change in unrealized appreciation/depreciation of investments	(26,979,179)

Net loss on investment transactions	(27,110,269)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(27,427,903)

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(317,634)	$(824,793)
Net realized gain (loss) on investment transactions	(131,090)	31,363,050
Net change in unrealized appreciation/depreciation of investments	(26,979,179)	(4,569,779)

Net increase (decrease) in net assets from operations	(27,427,903)	25,968,478
CAPITAL STOCK TRANSACTIONS
Net decrease	(20,719,016)	(53,409,240)

Total decrease	(48,146,919)	(27,440,762)
NET ASSETS
Beginning of period	197,355,428	224,796,190

End of period (including accumulated net investment loss of ($317,634) and $0, respectively)	$149,208,509	$197,355,428

See notes to financial statements.

8

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek to provide long-term growth of capital. Current income was incidental to the Portfolio’s objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

9

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $102,122, of which $916 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

10

AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$84,399,663		$102,642,050
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$26,534,693
Gross unrealized depreciation	(6,019,417)

Net unrealized appreciation	$20,515,276

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	57,118	185,625	$1,176,158	$4,112,743
Shares redeemed	(416,041)	(1,484,406)	(8,437,976)	(32,276,016)

Net decrease	(358,923)	(1,298,781)	$(7,261,818)	$(28,163,273)

Class B
Shares sold	55,989	261,088	$1,094,068	$5,551,562
Shares redeemed	(737,900)	(1,442,424)	(14,551,266)	(30,797,529)

Net decrease	(681,911)	(1,181,336)	$(13,457,198)	$(25,245,967)

12

AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(47,972,208	)(a)
Unrealized appreciation/(depreciation)	46,783,381	(b)

Total accumulated earnings/(deficit)	$(1,188,827)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $47,972,208 of which $33,056,736 expires in the year 2010 and $14,915,472 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $31,578,984.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

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GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005	2004	2003
Net asset value, beginning of period	$22.91		$20.27	$20.49		$18.30	$15.95	$11.81

Income From Investment Operations
Net investment loss (a)	(.02)		(.05)	(.04)		(.08)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(3.22)		2.69	(.18)		2.27	2.42	4.20

Net increase (decrease) in net asset value from operations	(3.24)		2.64	(.22)		2.19	2.35	4.14

Net asset value, end of period	$19.67		$22.91	$20.27		$20.49	$18.30	$15.95

Total Return
Total investment return based on net asset value (b)	(14.14)%		13.02%	(1.07)%		11.97%	14.73%	35.06%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,075		$75,834	$93,459		$123,535	$137,345	$141,809
Ratio to average net assets of:
Expenses	.92	%(c)	.90%	.90	%(d)	.88%	.88%	.89%
Net investment loss	(.24	)%(c)	(.23)%	(.22	)%(d)	(.43)%	(.43)%	(.43)%
Portfolio turnover rate	52%		60%	55%		49%	56%	49%

See footnote summary on page 16.

15

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005	2004	2003
Net asset value, beginning of period	$22.42		$19.90	$20.15		$18.05	$15.76	$11.70

Income From Investment Operations
Net investment loss (a)	(.05)		(.10)	(.09)		(.12)	(.11)	(.09)
Net realized and unrealized gain (loss) on investment transactions	(3.14)		2.62	(.16)		2.22	2.40	4.15

Net increase (decrease) in net asset value from operations	(3.19)		2.52	(.25)		2.10	2.29	4.06

Net asset value, end of period	$19.23		$22.42	$19.90		$20.15	$18.05	$15.76

Total Return
Total investment return based on net asset value (b)	(14.23)%		12.66%	(1.24)%		11.64%	14.53%	34.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,134		$121,521	$131,337		$167,595	$152,899	$120,460
Ratio to average net assets of:
Expenses	1.17	%(c)	1.15%	1.15	%(d)	1.13%	1.13%	1.14%
Net investment loss	(.49	)%(c)	(.49)%	(.47	)%(d)	(.68)%	(.68)%	(.68)%
Portfolio turnover rate	52%		60%	55%		49%	56%	49%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

16

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

17

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(conitnued)	AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 3000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and Performance Universe for the 1-year period, 5th quintile of the Performance Group and Performance Universe for the 3-year period, 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 5-year period and 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 10-year period, and that the Portfolio underperformed the Index in the 1- and 3-year periods but outperformed the Index in the 5- and 10-year and since inception periods. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser (including the Adviser’s view that its “high conviction” and “pure” style of growth investing had been out of favor for several years), and of the enhancements to its investment process being implemented by the Adviser with a view to improving investment performance, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was understandable. The directors informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

18

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 4 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively modest size (less than $160 million at February 29, 2008) adversely affected the Portfolio’s expense ratio. For example, it resulted in administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$159.4	Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.04% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 0.90% Class B 1.15%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$159.4	U.S. Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.441%	0.750%

The Adviser also manages The AllianceBernstein Portfolios Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of the Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the Growth Fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee	Portfolio Adv. Fee
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.550%	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

21

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund Hedged/Unhedged	0.750
	AllianceBernstein U.S. Growth Stock Fund F/FVA[6]	0.700

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
Growth Portfolio	0.750	0.778	5/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth Portfolio	0.900	0.882	8/14	0.815	38/54

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

6	This ITM fund is privately placed or institutional.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, ABI received $320,421 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $292,023 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

23

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2008.18

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–2.88	0.81	1.58	10/14	47/62
3 year	4.75	8.00	7.33	9/11	42/47
5 year	11.51	12.15	12.44	7/10	34/42
10 year	2.99	4.56	4.71	7/7	20/26

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmark.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	–2.88	4.75	11.51	2.99	9.09	20.31	0.07	10
Russell 3000 Growth Index[20]	0.07	6.94	11.13	2.72	8.29	18.94	0.04	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth & Income Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$830.67	$2.73	0.60%
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.02	0.60%

Class B
Actual	$1,000	$829.93	$3.87	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.27	0.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$67,199,125	4.1%
Total SA (Sponsored) (ADR)	58,154,140	3.5
ACE Ltd.	57,425,816	3.5
Honeywell International, Inc.	57,082,884	3.5
Lockheed Martin Corp.	53,740,102	3.2
Schering-Plough Corp.	49,260,442	3.0
Axis Capital Holdings Ltd.	47,067,009	2.8
Safeway, Inc.	45,899,835	2.8
Raytheon Co.	43,887,144	2.7
Eli Lilly & Co.	41,816,344	2.5

	$521,532,841	31.6%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Energy	$270,003,639	16.2%
Financials	264,064,709	15.8
Industrials	245,113,862	14.7
Health Care	240,310,838	14.4
Information Technology	198,866,423	11.9
Consumer Discretionary	174,629,455	10.4
Consumer Staples	139,015,798	8.3
Telecommunication Services	84,835,103	5.1
Materials	27,632,079	1.6
Utilities	2,874,700	0.2
Short-Term Investments	23,065,000	1.4

Total Investments	$1,670,411,606	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.9%

ENERGY–16.4%
OIL, GAS & CONSUMABLE FUELS–16.4%
Anadarko Petroleum Corp.	36,800	$2,754,112
Chevron Corp.	285,500	28,301,615
ConocoPhillips	348,900	32,932,671
Exxon Mobil Corp.	762,500	67,199,125
Marathon Oil Corp.	410,000	21,266,700
Occidental Petroleum Corp.	318,800	28,647,368
StatoilHydro ASA (ADR)	725,300	27,111,714
Total SA (Sponsored) (ADR)	682,000	58,154,140
Valero Energy Corp.	88,300	3,636,194

		270,003,639

FINANCIALS–16.0%
CAPITAL MARKETS–2.4%
Bank of New York Mellon Corp.	71,700	2,712,411
Franklin Resources, Inc.	85,000	7,790,250
Lehman Brothers Holdings, Inc.	1,051,900	20,838,139
Morgan Stanley	229,800	8,288,886

		39,629,686

COMMERCIAL BANKS–0.1%
Zions Bancorporation	80,500	2,534,945

DIVERSIFIED FINANCIAL SERVICES–2.3%
Bank of America Corp.	456,600	10,899,042
Citigroup, Inc.	750,000	12,570,000
JP Morgan Chase & Co.	412,700	14,159,737

		37,628,779

INSURANCE–9.0%
ACE Ltd.	1,042,400	57,425,816
American International Group, Inc.	455,500	12,052,530
Axis Capital Holdings Ltd.	1,578,900	47,067,009
Hartford Financial Services Group, Inc.	182,500	11,784,025
MetLife, Inc.	289,300	15,266,361
Prudential Financial, Inc.	76,700	4,582,058

		148,177,799

THRIFTS & MORTGAGE FINANCE–2.2%
Federal National Mortgage Association	1,850,000	36,093,500

		264,064,709

INDUSTRIALS–14.9%
AEROSPACE & DEFENSE–11.8%
Honeywell International, Inc.	1,135,300	57,082,884
L-3 Communications Holdings, Inc.–Class 3	159,500	14,493,765
Lockheed Martin Corp.	544,700	53,740,102

Company	Shares	U.S. $ Value

Raytheon Co.	779,800	$43,887,144
United Technologies Corp.	410,000	25,297,000

		194,500,895

AIRLINES–0.2%
Continental Airlines, Inc.–Class B(a)	372,600	3,766,986

ELECTRICAL EQUIPMENT–1.8%
Emerson Electric Co.	522,300	25,827,735
Enersys(a)	120,100	4,111,023

		29,938,758

INDUSTRIAL CONGLOMERATES–0.8%
General Electric Co.	457,100	12,199,999

MACHINERY–0.3%
Dover Corp.	59,900	2,897,363
Eaton Corp.	21,300	1,809,861

		4,707,224

		245,113,862

HEALTH CARE–14.6%
HEALTH CARE PROVIDERS & SERVICES–1.6%
Aetna, Inc.	362,600	14,696,178
UnitedHealth Group, Inc.	461,100	12,103,875

		26,800,053

LIFE SCIENCES TOOLS & SERVICES–0.3%
Thermo Fisher Scientific, Inc.(a)	68,700	3,828,651

PHARMACEUTICALS–12.7%
Bristol-Myers Squibb Co.	724,600	14,876,038
Eli Lilly & Co.	905,900	41,816,344
Johnson & Johnson	366,200	23,561,308
Merck & Co., Inc.	1,044,200	39,355,898
Schering-Plough Corp.	2,501,800	49,260,442
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	604,800	27,699,840
Wyeth	273,400	13,112,264

		209,682,134

		240,310,838

INFORMATION TECHNOLOGY–12.0%
COMMUNICATIONS EQUIPMENT–1.2%
Ciena Corp.(a)	117,000	2,710,890
Cisco Systems, Inc.(a)	525,000	12,211,500
Juniper Networks, Inc.(a)	228,700	5,072,566

		19,994,956

COMPUTERS & PERIPHERALS–2.0%
Hewlett-Packard Co.	252,900	11,180,709
Sun Microsystems, Inc.(a)	2,051,800	22,323,584

		33,504,293

3

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT & INSTRUMENTS–1.9%
Tyco Electronics Ltd.	874,200	$31,313,844

INTERNET SOFTWARE & SERVICES–0.6%
Yahoo!, Inc.(a)	500,000	10,330,000

IT SERVICES–2.0%
Accenture Ltd.–Class A	820,900	33,427,048

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Analog Devices, Inc.	363,700	11,554,749
Broadcom Corp.–Class A(a)	319,200	8,710,968
Integrated Device Technology, Inc.(a)	460,000	4,572,400
Intersil Corp.–Class A	262,470	6,383,270
Nvidia Corp.(a)	203,000	3,800,160

		35,021,547

SOFTWARE–2.2%
Adobe Systems, Inc.(a)	286,500	11,285,235
Microsoft Corp.	450,000	12,379,500
Symantec Corp.(a)	600,000	11,610,000

		35,274,735

		198,866,423

CONSUMER DISCRETIONARY–10.6%
HOTELS, RESTAURANTS & LEISURE–0.1%
Wyndham Worldwide Corp.	141,800	2,539,638

HOUSEHOLD DURABLES–1.6%
Centex Corp.	458,700	6,132,819
DR Horton, Inc.	1,365,800	14,818,930
Pulte Homes, Inc.	589,600	5,677,848

		26,629,597

INTERNET & CATALOG RETAIL–0.7%
Expedia, Inc.(a)	587,500	10,798,250

MEDIA–8.2%
CBS Corp.–Class B	1,040,900	20,287,141
The DIRECTV Group, Inc.(a)	914,010	23,681,999
EW Scripps Co.–Class A	36,361	1,510,436
Gannett Co., Inc.	638,700	13,840,629
Omnicom Group, Inc.	700,000	31,416,000
Time Warner, Inc.	910,500	13,475,400
Viacom, Inc.–Class B(a)	997,065	30,450,365

		134,661,970

		174,629,455

Company	Shares	U.S. $ Value

CONSUMER STAPLES–8.4%
FOOD & STAPLES RETAILING–2.8%
Safeway, Inc.	1,607,700	$45,899,835

HOUSEHOLD PRODUCTS–1.3%
Procter & Gamble Co.	363,600	22,110,516

TOBACCO–4.3%
Altria Group, Inc.	675,000	13,878,000
Lorillard, Inc.(a)	372,539	25,764,797
Philip Morris International, Inc.	635,000	31,362,650

		71,005,447

		139,015,798

TELECOMMUNICATION SERVICES–5.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.1%
AT&T, Inc.	589,900	19,873,731
CenturyTel, Inc.	906,800	32,273,012
Verizon Communications, Inc.	923,400	32,688,360

		84,835,103

MATERIALS–1.7%
CHEMICALS–1.7%
Dow Chemical Co.	285,000	9,949,350
Eastman Chemical Co.	205,524	14,152,383
Lubrizol Corp.	76,200	3,530,346

		27,632,079

UTILITIES–0.2%
MULTI-UTILITIES–0.2%
NSTAR	85,000	2,874,700

Total Common Stocks (cost $1,765,686,919)		1,647,346,606

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.4%
TIME DEPOSIT–1.4%
Bank of New York 1.00%, 7/01/08 (cost $23,065,000)	$23,065	23,065,000

TOTAL INVESTMENTS–101.3% (cost $1,788,751,919)		1,670,411,606
Other assets less liabilities–(1.3)%		(22,122,239)

NET ASSETS–100.0%		$1,648,289,367

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

GROWTH & INCOME PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$1,647,346,606		$–0	–
Level 2	23,065,000		–0	–
Level 3	–0	–	–0	–

Total	$1,670,411,606		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/07	$–0	–	$–0	–
Accrued discounts/premiums	–0	–	–0	–
Realized gain	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $1,788,751,919)	$1,670,411,606
Cash	339
Receivable for investment securities sold	32,071,210
Dividends and interest receivable	2,832,905
Receivable for capital stock sold	776,299

Total assets	1,706,092,359

LIABILITIES
Payable for investment securities purchased	54,697,686
Payable for capital stock redeemed	1,753,977
Advisory fee payable	792,782
Distribution fee payable	286,710
Administrative fee payable	25,485
Transfer Agent fee payable	85
Accrued expenses	246,267

Total liabilities	57,802,992

NET ASSETS	$1,648,289,367

COMPOSITION OF NET ASSETS
Capital stock, at par	$90,647
Additional paid-in capital	1,731,172,542
Undistributed net investment income	11,166,080
Accumulated net realized gain on investment transactions	24,200,411
Net unrealized depreciation of investments	(118,340,313)

$1,648,289,367

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$338,340,327	18,465,356	$18.32
B	$1,309,949,040	72,181,389	$18.15

See notes to financial statements.

6

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $318,497)	$18,733,215
Interest	179,074

Total investment income	18,912,289

EXPENSES
Advisory fee (see Note B)	5,186,183
Distribution fee—Class B	1,874,174
Transfer agency—Class A	744
Transfer agency—Class B	2,883
Printing	214,758
Custodian	124,190
Administrative	46,100
Audit	24,000
Legal	18,716
Directors’ fees	872
Miscellaneous	15,434

Total expenses	7,508,054

Net investment income	11,404,235

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	33,335,063
Net change in unrealized appreciation/depreciation of investments	(403,991,831)

Net loss on investment transactions	(370,656,768)

Contribution from Adviser (see Note B)	11,869

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(359,240,664)

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,404,235	$29,698,091
Net realized gain on investment transactions	33,335,063	290,992,505
Net change in unrealized appreciation/depreciation of investments	(403,991,831)	(204,861,762)
Contribution from Adviser	11,869	5,490,338

Net increase (decrease) in net assets from operations	(359,240,664)	121,319,172
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(6,963,791)	(7,215,789)
Class B	(22,799,055)	(23,356,429)
Net realized gain on investment transactions
Class A	(59,285,909)	(24,491,029)
Class B	(235,239,159)	(96,075,101)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	117,449,405	(299,607,323)
CAPITAL CONTRIBUTIONS
Proceeds from third party regulatory settlement (see Note E)	–0	–	99,405

Total decrease	(566,079,173)	(329,327,094)
NET ASSETS
Beginning of period	2,214,368,540	2,543,695,634

End of period (including undistributed net investment income of $11,166,080 and $29,524,691, respectively)	$1,648,289,367	$2,214,368,540

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

9

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the period ended December 31, 2007, and in response to the Independent Directors’ request, the Adviser made a payment of $5,490,338 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

During the six months ended June 30, 2008 the Adviser made a payment of $11,869 to the portfolio in connection with a claim for class action settlement.

10

AllianceBernstein Variable Products Series Fund

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008 amounted to $2,324,236, of which $48,539 and $0, respectively was paid to Sanford C. Bernstein & Co. LLC and Sanford C Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,629,890,432		$1,797,228,494
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$73,053,380
Gross unrealized depreciation	(191,393,693)

Net unrealized depreciation	$(118,340,313)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

12

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	744,884	1,718,639	$17,608,931	$46,751,786
Shares issued in reinvestment of dividends and distributions	3,373,203	1,167,409	66,249,700	31,706,818
Shares redeemed	(2,663,157)	(5,359,346)	(61,748,743)	(146,319,071)

Net increase (decrease)	1,454,930	(2,473,298)	$22,109,888	$(67,860,467)

Class B
Shares sold	838,830	1,665,190	$18,949,960	$45,161,027
Shares issued in reinvestment of dividends and distributions	13,259,929	4,434,888	258,038,214	119,431,530
Shares redeemed	(8,133,947)	(14,662,672)	(181,648,657)	(396,339,413)

Net increase (decrease)	5,964,812	(8,562,594)	$95,339,517	$(231,746,856)

During the period ended December 31, 2007, the Portfolio received $99,405 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

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GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$38,271,652	$29,399,718
Net long-term capital gains	112,866,696	125,643,690

Total taxable distributions	151,138,348	155,043,408

Total distributions paid	$151,138,348	$155,043,408

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$69,586,813
Undistributed long-term capital gains	254,754,630
Unrealized appreciation/(depreciation)	276,225,182	(a)

Total accumulated earnings/(deficit)	$600,566,625

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the

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AllianceBernstein Variable Products Series Fund

Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

15

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004		2003
Net asset value, beginning of period	$26.82		$27.19	$24.88		$24.08		$21.80		$16.62

Income From Investment Operations
Net investment income (a)	.16		.39	.36		.31		.36	(b)	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.41)		.97	3.66		.85		2.12		5.15
Contribution from Adviser	.00	(c)	.06	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(4.25)		1.42	4.02		1.16		2.48		5.38

Less: Dividends and Distributions
Dividends from net investment income	(.45)		(.41)	(.37)		(.36)		(.20)		(.20)
Distributions from net realized gain on investment transactions	(3.80)		(1.38)	(1.34)		–0	–	–0	–	–0	–

Total dividends and distributions	(4.25)		(1.79)	(1.71)		(.36)		(.20)		(.20)

Net asset value, end of period	$18.32		$26.82	$27.19		$24.88		$24.08		$21.80

Total Return
Total investment return based on net asset value (d)	(16.93	)%*	5.12%**	17.29%		4.86%		11.46%		32.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$338,340		$456,159	$529,732		$571,372		$627,689		$603,673
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.60	%(e)	.59%	.61	%(f)	.59%		.60%		.66%
Expenses, before waivers and reimbursements	.60	%(e)	.59%	.61	%(f)	.59%		.65%		.66%
Net investment income	1.41	%(e)	1.43%	1.42	%(f)	1.29%		1.62	%(b)	1.25%
Portfolio turnover rate	87%		74%	60%		72%		50%		57%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004		2003
Net asset value, beginning of period	$26.55		$26.93	$24.65		$23.87		$21.62		$16.49

Income From Investment Operations
Net investment income (a)	.13		.32	.29		.25		.31	(b)	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.36)		.96	3.63		.83		2.10		5.11
Contribution from Adviser	.00	(c)	.06	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(4.23)		1.34	3.92		1.08		2.41		5.29

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.34)	(.30)		(.30)		(.16)		(.16)
Distributions from net realized gain on investment transactions	(3.80)		(1.38)	(1.34)		–0	–	–0	–	–0	–

Total dividends and distributions	(4.17)		(1.72)	(1.64)		(.30)		(.16)		(.16)

Net asset value, end of period	$18.15		$26.55	$26.93		$24.65		$23.87		$21.62

Total Return
Total investment return based on net asset value (d)	(17.01	)%*	4.86%**	16.98%		4.60%		11.22%		32.18%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,309,949		$1,758,210	$2,013,964		$2,073,693		$2,044,741		$1,671,671
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.85	%(e)	.84%	.86	%(f)	.85%		.85%		.91%
Expenses, before waivers and reimbursements	.85	%(e)	.84%	.86	%(f)	.85%		.90%		.91%
Net investment income	1.16	%(e)	1.18%	1.17	%(f)	1.05%		1.39	%(b)	.99%
Portfolio turnover rate	87%		74%	60%		72%		50%		57%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2008 by 0.01%.

**	Includes the impact of proceeds received and credited to the Portfolio by the Adviser resulting from the Dynegy class action settlement, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19% (see Note B).

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GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

18

AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (January 1991 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, 3rd quintile of the Performance Group and Performance Universe for the 5-year period and 2nd out of 4 of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 1- and 10-year periods but underperformed the Index in the 3- and 5-year and since inception periods. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, as well as the improvement in relative performance in the most recent year, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was satisfactory. The directors informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

19

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the less than 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was the same as the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,912.8	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.004% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.59%	December 31
Class B 0.84%

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Growth & Income Portfolio	$1,912.8	Relative Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.265	0.550

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of AllianceBernstein Growth & Income Fund, Inc.5 and what would have been the effective advisory fee of the Portfolio had the fee schedule of Growth & Income Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.750	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the following fees for each of these sub-advisory relationships:

Portfolio	Sub-Advised Fund	Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Growth & Income Portfolio	Client No. 1	0.30% on first $1 billion 0.25% on next $500 million 0.20% thereafter	0.265	0.550

	Client No.2[6]	0.30%	0.300	0.550

It is fair to note that the services the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
Growth & Income Portfolio[10]	0.550	0.567	8/20

6	The client is an affiliate of the Adviser.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	The Portfolio’s EG includes the Portfolio, seven other variable insurance product (“VIP”) Large-Cap Value funds (“LCVE”) and twelve VIP Large-Cap Core funds (“LCCE”).

23

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.11 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio[14]	0.613	0.613	11/20	0.802	19/105

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $4,811,927 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $1,621,722 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

11	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

14	The Portfolio’s EU includes the Portfolio, EG and all other VIP LCVE and LCCE funds, excluding outliers.

24

AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2008.21

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–2.77	–5.08	–3.58	2/8	20/44
3 year	6.97	6.97	8.23	4/7	30/40
5 year	12.73	12.59	12.99	3/7	21/36
10 year	7.96	6.09	5.59	2/4	3/14

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
Growth & Income Portfolio	–	2.77	6.97	12.73	7.96	10.87	15.68	0.33	10
Russell 1000 Value Index	–	5.38	8.48	14.25	7.40	12.81	13.93	0.32	10
Inception Date: January 14, 1991

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2007.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$927.84	$4.55	0.95%
Hypothetical (5% return before expenses)	$1,000	$1,020.14	$4.77	0.95%

Class B
Actual	$1,000	$926.96	$5.75	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02	1.20%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Rio Tinto PLC	$7,365,671	3.5%
Xstrata PLC	7,004,932	3.3
Sasol Ltd.	6,539,994	3.1
BHP Billiton PLC	4,981,088	2.3
Evraz Group SA (Sponsored) (GDR)	4,877,506	2.3
StatoilHyro ASA	4,790,536	2.3
Incitec Pivot Ltd.	4,734,333	2.2
Cia Vale Do Rio Doce (ADR and Sponsored ADR)	4,658,643	2.2
Gazprom OAO (Sponsored) (ADR)	4,574,170	2.1
Banco Santander Central Hispano SA	4,566,835	2.1

	$54,093,708	25.4%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$44,403,017	21.2%
Materials	39,556,636	18.9
Energy	29,043,860	13.8
Industrials	21,669,502	10.3
Telecommunication Services	14,273,726	6.8
Consumer Staples	13,054,635	6.2
Consumer Discretionary	12,997,860	6.2
Information Technology	11,558,411	5.5
Health Care	11,413,126	5.4
Utilities	5,596,341	2.7
Short-Term Investments	6,190,000	3.0

Total Investments	$209,757,114	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$48,733,254	23.2%
Switzerland	21,642,309	10.3
Japan	18,501,670	8.8
Australia	13,467,960	6.4
Russia	12,754,912	6.1
France	11,806,069	5.6
Brazil	10,224,794	4.9
South Africa	8,740,445	4.2
Germany	8,094,274	3.9
Spain	7,039,959	3.4
China	6,383,641	3.0
Canada	5,480,476	2.6
Other*	30,697,351	14.6
Short-Term Investments	6,190,000	3.0

Total Investments	$209,757,114	100.0%

*	“Other” country weightings represents 2.3% or less in the following countries: Argentina, Cayman Islands, Czech Republic, Finland, Greece, Hong Kong, India, Israel, Italy, Luxembourg, Mexico, Norway, Poland, Sweden, Taiwan, Thailand and Turkey.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.9%

FINANCIALS–20.0%
CAPITAL MARKETS–8.0%
Credit Suisse Group AG	39,722	$1,808,026
Gottex Fund Management Holdings Ltd.	38,391	1,109,999
ICAP PLC	167,709	1,796,370
Julius Baer Holding AG	67,971	4,558,338
Macquarie Group Ltd.	28,770	1,339,404
Man Group PLC	314,075	3,879,868
Partners Group Holding AG	18,418	2,534,075

		17,026,080

COMMERCIAL BANKS–9.8%
Banco Santander Central Hispano SA	250,318	4,566,836
Industrial & Commercial Bank of China Ltd.–Class H	5,613,000	3,837,757
Itausa-Investimentos Itau SA	531,005	3,371,986
National Bank of Greece SA	56,173	2,528,174
Powszechna Kasa Oszczednosci Bank Polski SA	85,403	1,835,245
Siam Commercial Bank PCL	804,000	1,863,616
Standard Chartered PLC	98,687	2,794,759

		20,798,373

DIVERSIFIED FINANCIAL SERVICES–1.0%
Deutsche Boerse AG	8,346	943,568
IG Group Holdings PLC	174,939	1,145,590

		2,089,158

INSURANCE–1.2%
Prudential PLC	236,964	2,499,433

		42,413,044

MATERIALS–18.6%
CHEMICALS–3.0%
Bayer AG	19,107	1,604,025
Incitec Pivot Ltd.	26,737	4,734,333

		6,338,358

METALS & MINING–15.6%
BHP Billiton PLC	129,885	4,981,088
Cia Vale do Rio Doce (ADR)	14,804	530,279
Cia Vale do Rio Doce (Sponsored) (ADR)	138,350	4,128,364
Equinox Minerals Ltd.(a)	381,448	1,660,909
Evraz Group SA (Sponsored) (GDR)(b)	41,867	4,877,506
Fortescue Metals Group Ltd.(a)	234,972	2,669,529
Rio Tinto PLC	61,163	7,365,671
Xstrata PLC	87,935	7,004,932

		33,218,278

		39,556,636

Company	Shares	U.S. $ Value

ENERGY–13.7%
ENERGY EQUIPMENT & SERVICES–3.1%
Tenaris SA (Sponsored) (ADR)	45,300	$3,374,850
WorleyParsons Ltd.	88,716	3,214,500

		6,589,350

MISCELLANEOUS–0.2%
SMA Solar Technology AG(a)	4,554	392,920

OIL, GAS & CONSUMABLE FUELS–10.4%
Addax Petroleum Corp.	48,002	2,317,955
Gazprom OAO (Sponsored) (ADR)(b)	78,865	4,574,170
Sasol Ltd.	111,102	6,539,994
StatoilHydro ASA	128,399	4,790,536
Total SA	45,101	3,838,935

		22,061,590

		29,043,860

INDUSTRIALS–10.2%
AEROSPACE & DEFENSE–1.4%
BAE Systems PLC	347,924	3,053,834

AIRLINES–0.2%
EasyJet PLC(a)	92,957	497,103

COMMERCIAL SERVICES & SUPPLIES–0.7%
Capita Group PLC	106,313	1,450,249

CONSTRUCTION & ENGINEERING–0.5%
China Communications Construction Co. Ltd.–Class H	576,000	987,474

ELECTRICAL EQUIPMENT–0.8%
ABB Ltd.	63,058	1,784,910

INDUSTRIAL CONGLOMERATES–2.0%
Barloworld Ltd.	62,527	637,068
Siemens AG	19,207	2,117,217
Smiths Group PLC	64,768	1,395,533

		4,149,818

MACHINERY–1.2%
Atlas Copco AB–Class A	86,123	1,259,580
Komatsu Ltd.	47,200	1,318,114

		2,577,694

ROAD & RAIL–0.7%
Central Japan Railway Co.	129	1,421,898

TRADING COMPANIES & DISTRIBUTORS–2.7%
Mitsubishi Corp.	90,000	2,965,565
Mitsui & Co. Ltd.	126,000	2,780,957

		5,746,522

		21,669,502

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–6.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.8%
Global Village Telecom Holding SA(a)	36,000	$874,680
Iliad SA	12,514	1,212,288
Telefonica SA	93,453	2,473,124
Vimpel-Communications (Sponsored) (ADR)	44,885	1,332,187

		5,892,279

WIRELESS TELECOMMUNICATION SERVICES–3.9%
America Movil SAB de CV Series L (ADR)	26,300	1,387,325
China Unicom Ltd	482,000	894,585
MTN Group Ltd.	98,767	1,563,385
NTT Docomo, Inc.	585	858,043
Vodafone Group PLC	1,248,378	3,678,109

		8,381,447

		14,273,726

CONSUMER STAPLES–6.2%
BEVERAGES–0.9%
Fomento Economico Mexicano SAB de CV (Sponsored) (ADR)	24,568	1,118,090
Pernod-Ricard SA	8,474	864,731

		1,982,821

FOOD & STAPLES RETAILING–1.7%
Tesco PLC	490,977	3,591,153

FOOD PRODUCTS–1.8%
Nestle SA	84,710	3,817,428

PERSONAL PRODUCTS–0.2%
L’Oreal SA	3,572	387,442

TOBACCO–1.6%
British American Tobacco PLC	57,795	1,993,570
ITC Ltd.	150,239	655,287
Japan Tobacco, Inc.	147	626,934

		3,275,791

		13,054,635

CONSUMER DISCRETIONARY–6.1%
AUTO COMPONENTS–0.6%
Denso Corp.	38,100	1,312,217

AUTOMOBILES–1.9%
Fiat SpA	95,357	1,552,123
Honda Motor Co. Ltd.	49,800	1,699,508
Porsche Automobil Holding SE	5,850	899,122

		4,150,753

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–1.1%
Ctrip.com International Ltd. (ADR)	11,600	$531,048
Ladbrokes PLC	114,723	582,909
OPAP, SA	33,905	1,186,301

		2,300,258

HOUSEHOLD DURABLES–0.3%
Sony Corp.	14,000	613,672

MEDIA–1.6%
Eutelsat Communications	73,158	2,029,411
SES SA	7,873	198,880
SES SA (FDR)(a)	43,720	1,092,300

		3,320,591

MULTILINE RETAIL–0.2%
Harvey Norman Holdings Ltd	167,182	494,764

SPECIALTY RETAIL–0.4%
Esprit Holdings Ltd.	77,369	805,605

		12,997,860

INFORMATION TECHNOLOGY–5.4%
COMMUNICATIONS EQUIPMENT–1.4%
Nokia OYJ	60,569	1,480,485
Research In Motion Ltd.(a)	12,793	1,501,613

		2,982,098

IT SERVICES–0.6%
Cap Gemini SA	21,365	1,252,577

OFFICE ELECTRONICS–0.4%
Konica Minolta Holdings, Inc.	60,000	1,016,311

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.1%
Advanced Semiconductor Engineering, Inc.	960,000	860,563
Elpida Memory, Inc.(a)	19,500	625,383
Tokyo Electron Ltd.	14,300	824,653

		2,310,599

SOFTWARE–1.9%
Nintendo Co. Ltd.	4,300	2,438,416
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	57,400	1,558,410

		3,996,826

		11,558,411

HEALTH CARE–5.4%
BIOTECHNOLOGY–0.6%
Basilea Pharmaceutica(a)	1,710	277,713
CSL Ltd./Australia	29,664	1,015,429

		1,293,142

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE EQUIPMENT & SUPPLIES–1.1%
Alcon, Inc.	3,800	$618,602
Essilor International SA	27,919	1,703,042

		2,321,644

HEALTH CARE PROVIDERS & SERVICES–0.8%
Fresenius Medical Care AG	20,486	1,126,142
Orpea(a)	10,491	517,642

		1,643,784

PHARMACEUTICALS–2.9%
Novartis AG	42,519	2,339,914
Roche Holding AG	15,538	2,793,302
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	22,300	1,021,340

		6,154,556

		11,413,126

UTILITIES–2.6%
ELECTRIC UTILITIES–2.1%
CEZ	25,463	2,261,414
Cia Energetica de Minas Gerais (Sponsored) (ADR)	52,976	1,300,561
E.ON AG	5,020	1,011,281

		4,573,256

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.5%
International Power PLC	119,426	1,023,085

		5,596,341

Total Common Stocks (cost $177,176,049)		201,577,141

Company	Shares	U.S. $ Value

WARRANTS–1.0%
FINANCIALS–1.0%
COMMERCIAL BANKS–1.0%
Sberbank, expiring 2/23/10(a) (cost $2,711,359)	625	$1,971,050

RIGHTS–0.0%
FINANCIALS–0.0%
COMMERCIAL BANKS–0.0%
Itausa-Investimentos Itau SA(a) (cost $14,595)	2,980	18,923

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.9%
TIME DEPOSIT–2.9%
Bank of New York 1.00%, 7/01/08 (cost $6,190,000)	$6,190	6,190,000

TOTAL INVESTMENTS–98.8% (cost $186,092,003)		209,757,114
Other assets less liabilities–1.2%		2,629,632

NET ASSETS–100.0%		$212,386,746

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate market value of these securities amounted to $9,451,676 or 4.5% of net assets.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

6

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities	Other Financial Instruments*
Level 1	$31,917,547	$–0	–
Level 2	174,004,901	–0	–
Level 3	3,834,666	–0	–

Total	$209,757,114	$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/2007	$857,664		$–0	–
Accrued discounts/premiums	–0	–	–0	–
Realized gain (loss)	(363,196)		–0	–*
Change in unrealized appreciation/depreciation	(1,096,943)		–0	–
Net purchases (sales)	1,829,667		–0	–
Net transfers in and/or out of Level 3	2,607,474		–0	–

Balance as of 6/30/08	$3,834,666		$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$(1,319,510)		$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $186,092,003)	$209,757,114
Cash	517,770
Foreign cash, at value (cost $1,269,878)	1,279,135
Dividends and interest receivable	785,533
Receivable for investment securities sold and foreign currency contracts	694,792
Receivable for capital stock sold	212,185

Total assets	213,246,529

LIABILITIES
Payable for investment securities purchased	336,994
Payable for capital stock redeemed	177,375
Advisory fee payable	133,153
Printing fee payable	95,623
Custody fee payable	68,276
Administrative fee payable	21,166
Distribution fee payable	13,857
Transfer Agent fee payable	85
Accrued expenses	13,254

Total liabilities	859,783

NET ASSETS	$212,386,746

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,373
Additional paid-in capital	190,945,597
Undistributed net investment income	2,559,861
Accumulated net realized loss on investment and foreign currency transactions	(4,839,587)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	23,711,502

$212,386,746

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$144,699,865	6,370,712	$22.71
B	$67,686,881	3,002,471	$22.54

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $279,967)	$3,567,598
Interest	57,012

Total investment income	3,624,610

EXPENSES
Advisory fee (see Note B)	786,292
Distribution fee—Class B	75,111
Transfer agency—Class A	1,199
Transfer agency—Class B	480
Custodian	95,085
Administrative	46,100
Printing	28,093
Audit	26,071
Legal	4,581
Directors’ fees	931
Miscellaneous	6,082

Total expenses	1,070,025

Net investment income	2,554,585

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(4,362,681)
Foreign currency transactions	(94,773)
Net change in unrealized appreciation/depreciation of:
Investments	(14,945,142	)(a)
Foreign currency denominated assets and liabilities	101,531

Net loss on investment and foreign currency transactions	(19,301,065)

Contribution from Adviser (see Note B)	13,762

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,732,718)

(a)	Net of accrued foreign capital gain taxes of $3,055.

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,554,585		$805,704
Net realized gain (loss) on investment and foreign currency transactions	(4,457,454)		33,503,642
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(14,843,611)		(16,023,325)
Contribution from Adviser	13,762		–0	–

Net increase (decrease) in net assets from operations	(16,732,718)		18,286,021
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,623,430)
Class B	–0	–	(541,864)
Net realized gain on investment and foreign currency transactions
Class A	(2,519,650)		(30,458,866)
Class B	(1,046,092)		(13,413,214)
CAPITAL STOCK TRANSACTIONS
Net increase	9,410,482		134,049,650

Total increase (decrease)	(10,887,978)		106,298,297
NET ASSETS
Beginning of period	223,274,724		116,976,427

End of period (including undistributed net investment income of $2,559,861 and $5,276, respectively)	$212,386,746		$223,274,724

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Pur- chases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the six months ended June 30, 2008 the Adviser made a payment of $13,762 to the Portfolio in connection with a trading error.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

12

AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $203,210, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$87,989,447		$77,122,911
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$35,607,256
Gross unrealized depreciation	(11,942,145)

Net unrealized appreciation	$23,665,111

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

14

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold .	515,870	1,016,139	$12,057,476	$31,451,472
Shares issued in reinvestment of dividends and distributions	106,991	1,204,872	2,519,650	32,082,296
Shares issued in connection with the acquisition of International Research Growth Portfolio	-0-	2,759,700	-0-	70,857,563
Shares redeemed	(908,211)	(1,013,182)	(20,848,965)	(30,677,501)

Net increase (decrease)	(285,350)	3,967,529	$(6,271,839)	$103,713,830

Class B
Shares sold .	996,314	523,872	$23,004,001	$15,467,703
Shares issued in reinvestment of dividends and distributions	44,724	527,837	1,046,092	13,955,078
Shares issued in connection with the acquisition of International Research Growth Portfolio	-0-	497,531	-0-	12,694,504
Shares redeemed	(368,830)	(388,549)	(8,367,772)	(11,781,465)

Net increase	672,208	1,160,691	$15,682,321	$30,335,820

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Acquisition of AllianceBernstein International Research Growth by AllianceBernstein International Growth (the “Portfolio”)

On December 7, 2007, the Portfolio acquired all the net assets and assumed all of the liabilities of AllianceBernstein International Research Growth, a series of AllianceBernstein Variable Products Series Fund, Inc. (“IRG”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation. The acquisition did not require approval by IRG shareholders. As a result of the acquisition, each IRG shareholder received the number of full and fractional shares of an equivalent class of shares of the Portfolio having an aggregate net asset value (“NAV”) that, on December 7, 2007, was equal to the aggregate NAV of the shareholder’s shares of IRG. On December 7, 2007, the acquisition was accomplished by a tax free exchange of 3,257,231

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

shares of the Portfolio for 4,004,846 shares of IRG. The aggregate net assets of the Portfolio and IRG immediately before the acquisition were $146,224,062 and $83,552,067 (including $23,068,175 of net unrealized appreciation of investment and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $229,776,129.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$9,637,168	$864,518
Long-term capital gains	36,400,206	608,374

Total taxable distributions	46,037,374	1,472,892

Total distributions paid	$46,037,374	$1,472,892

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,362,052
Undistributed long term capital gain	2,164,129
Unrealized appreciation/(depreciation)	38,217,817	(a)

Total accumulated earnings/(deficit)	$41,743,998

(a)	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of derivative investments.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

16

AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

17

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.89	$30.37	$24.27	$20.18	$16.28	$11.48

Income From Investment Operations
Net investment income (a)	.29	.20	.30	.25	.11	(b)	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.07)	5.16	6.18	3.94	3.83	4.91

Net increase (decrease) in net asset value from operations	(1.78)	5.36	6.48	4.19	3.94	4.95

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.56)	(.23)	(.10)	(.04)	(.15)
Distributions from net realized gain on investment and foreign currency transactions	(.40)	(10.28)	(.15)	–0	–	–0	–	–0	–

Total dividends and distributions	(.40)	(10.84)	(.38)	(.10)	(.04)	(.15)

Net asset value, end of period	$22.71	$24.89	$30.37	$24.27	$20.18	$16.28

Total Return
Total investment return based on net asset value (c)	(7.22)%	18.13%	27.04%	20.84%	24.27%	43.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144,700	$165,642	$81,655	$58,438	$41,198	$34,302
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.95	%(d)	1.21	%(e)	1.23	%(e)	1.41%	1.65%	2.17%
Expenses, before waivers and reimbursements	.95	%(d)	1.21	%(e)	1.23	%(e)	1.41%	1.81%	2.17%
Net investment income	2.49	%(d)	.66	%(e)	1.11	%(e)	1.16%	.65	%(b)	.34%
Portfolio turnover rate	38%	126%	74%	43%	60%	44%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.73	$30.20	$24.16	$20.11	$16.24	$11.47

Income From Investment Operations
Net investment income (a)	.26	.13	.22	.21	.07	(b)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.05)	5.11	6.16	3.91	3.82	4.88

Net increase (decrease) in net asset value from operations	(1.79)	5.24	6.38	4.12	3.89	4.90

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.43)	(.19)	(.07)	(.02)	(.13)
Distributions from net realized gain on investment and foreign currency transactions	(.40)	(10.28)	(.15)	–0	–	–0	–	–0	–

Total dividends and distributions	(.40)	(10.71)	(.34)	(.07)	(.02)	(.13)

Net asset value, end of period	$22.54	$24.73	$30.20	$24.16	$20.11	$16.24

Total Return
Total investment return based on net asset value (c)	(7.30)%	17.78%	26.70%	20.55%	23.97%	43.07%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,687	$57,633	$35,321	$25,215	$14,501	$7,376
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20	%(d)	1.45	%(e)	1.48	%(e)	1.66%	1.90%	2.41%
Expenses, before waivers and reimbursements	1.20	%(d)	1.45	%(e)	1.48	%(e)	1.66%	2.06%	2.41%
Net investment income	2.29	%(d)	.45	%(e)	.81	%(e)	.95%	.41	%(b)	.13%
Portfolio turnover rate	38%	126%	74%	43%	60%	44%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

19

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

20

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International (MSCI) All Country World (ex US) Index (Net) (the “MSCI All Country World Index”) and the MSCI World (ex US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008, except as noted below and (in the case of the MSCI World Index) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and Performance Universe for the 1- and 5-year periods, 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period and 1st quintile of the Performance Group and Performance Universe for the 10-year period, and that the Portfolio outperformed the MSCI All Country World Index in the 1-, 3- and 5-year periods (no information was available for the 10-year and since inception periods) and outperformed the MSCI World Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

21

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser to reflect the Portfolio’s acquisition of the Fund’s AllianceBernstein International Research Growth Portfolio effective December 7, 2007. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the 4 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s pro forma total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$207.9	International Growth Portfolio[4]

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.04% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 1.21% Class B 1.45%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

4	The Fund merged with the International Research Growth Portfolio on December 7, 2007.

23

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
International Growth Portfolio	$207.9	International Large Cap Growth Schedule[6] 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.496	0.750

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	Fees shown for the International Large Cap Growth Strategy, which is similar but more concentrated that the Portfolio’s strategy.

24

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Growth Fund, Inc.7 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
International Growth Portfolio	0.750	0.948	2/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that pro-forma information (shown in bold and italicized) is also provided to account for the projected expenses after the Portfolio’s December 2007 merger with AllianceBernstein Variable Series Products Series Fund, Inc.—International Research Growth Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	1.227	1.125	11/14	1.087	19/22
pro-forma	1.044	1.125	4/14	1.087	10/22

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

25

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $101,122 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payment in the amount of $528,334 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.13

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

26

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended January 31, 2008.19

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	5.51	2.71	2.88	5/14	12/31
3 year	18.57	16.03	15.50	4/13	5/26
5 year	24.69	19.32	19.68	3/13	5/24
10 year	12.08	7.67	7.67	1/11	2/15

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

16	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

27

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	5.51	18.57	24.69	12.08	12.17	13.30	1.48	5
MSCI All Country World ex US Index (Net)	4.97	16.56	22.39	N/A	N/A	N/A	N/A	5
MSCI World ex US Index (Net)	1.68	14.51	20.77	7.52	7.40	12.10	1.46	5
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

28

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Value Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$862.19	$3.70	0.80%
Hypothetical (5% return before expenses)	$1,000	$1,020.89	$4.02	0.80%

Class B
Actual	$1,000	$861.29	$4.81	1.04%
Hypothetical (5% return before expenses)	$1,000	$1,019.69	$5.22	1.04%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Royal Dutch Shell PLC—Class A	$130,923,069	4.6%
BASF SE	101,396,953	3.6
Total SA	93,936,917	3.3
JFE Holdings, Inc.	89,411,639	3.2
Nissan Motor Co., Ltd.	74,486,032	2.7
StatoilHydro ASA	68,664,884	2.4
Allianz SE	67,369,634	2.4
ING Groep N.V.	65,476,243	2.3
Eni SpA	65,143,248	2.3
Royal Bank of Scotland Group PLC	64,301,936	2.3

	$821,110,555	29.1%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$789,124,798	28.1%
Energy	490,055,252	17.4
Materials	453,236,419	16.1
Consumer Discretionary	251,982,729	9.0
Information Technology	212,437,025	7.6
Telecommunications Services	178,416,044	6.3
Industrials	143,303,241	5.1
Utilities	97,436,071	3.5
Health Care	87,633,467	3.1
Consumer Staples	67,273,070	2.4
Short-Term Investments	38,527,000	1.4

Total Investments	$2,809,425,116	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market.

These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$537,326,430	19.1%
France	408,849,050	14.6
United Kingdom	408,040,820	14.5
Germany	355,894,951	12.7
Netherlands	268,011,499	9.5
South Korea	108,113,203	3.8
Italy	106,068,227	3.8
China	77,418,958	2.8
Taiwan	76,568,051	2.7
Norway	68,664,884	2.4
Belgium	67,101,012	2.4
Luxembourg	53,942,099	1.9
Other*	234,898,932	8.4
Short-Term Investments	38,527,000	1.4

Total Investments	$2,809,425,116	100.0%

*	“Other” country weightings represents 1.7% or less in the following countries: Australia, Brazil, Canada, Finland, Russia, Sweden and Switzerland.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%

FINANCIALS–27.9%
CAPITAL MARKETS–3.8%
Credit Suisse Group AG	972,800	$44,278,939
Deutsche Bank AG	738,800	63,288,587

		107,567,526

COMMERCIAL BANKS–13.6%
Barclays PLC	7,983,900	45,296,391
BNP Paribas SA	570,620	51,365,592
Credit Agricole SA	2,678,057	54,365,788
Hana Financial Group, Inc.	374,500	14,410,648
HBOS PLC	10,246,190	56,095,895
Kookmin Bank	247,600	14,552,053
Royal Bank of Scotland Group PLC (London Virt-X)	15,104,528	64,301,936
Societe Generale	586,988	50,891,396
Sumitomo Mitsui Financial Group, Inc.	4,552	34,231,988

		385,511,687

CONSUMER FINANCE–1.5%
ORIX Corp.	285,120	40,836,866

DIVERSIFIED FINANCIAL SERVICES–3.8%
Fortis (Euronext Brussels)	2,623,332	41,670,246
ING Groep NV	2,070,871	65,476,243

		107,146,489

INSURANCE–5.2%
Allianz SE	383,300	67,369,634
Aviva PLC	2,515,285	24,936,768
Fondiaria-Sai SpA (ordinary shares)	339,737	11,196,290
Fondiaria-Sai SpA (saving shares)	51,100	1,137,048
Muenchener Rueckversicherungs AG	240,700	42,221,184

		146,860,924

		787,923,492

ENERGY–17.3%
OIL, GAS & CONSUMABLE FUELS–17.3%
BP PLC	641,400	7,434,197
China Petroleum & Chemical Corp.–Class H	50,538,000	47,238,844
ENI SpA	1,753,500	65,143,248
LUKOIL (Sponsored) (ADR)	355,050	34,865,910
Petro-Canada	747,200	41,848,183
Royal Dutch Shell PLC (London Virt-X)–Class A	3,201,600	130,923,069
StatoilHydro ASA	1,840,400	68,664,884
Total SA	1,103,600	93,936,917

		490,055,252

MATERIALS–16.0%
CHEMICALS–7.5%
BASF SE	1,477,600	101,396,953
Koninklijke Dsm NV	543,300	31,843,867

Company	Shares	U.S. $ Value

Mitsubishi Chemical Holdings Corp.	5,846,500	$34,044,213
Mitsui Chemicals, Inc.	2,457,000	12,133,178
Nova Chemicals Corp.	259,400	6,385,153
Solvay SA–Class A	195,200	25,430,766

		211,234,130

METALS & MINING–7.1%
Antofagasta PLC	864,300	11,238,253
Cia Vale do Rio Doce (Sponsored) (ADR)	1,028,300	30,684,472
JFE Holdings, Inc.	1,773,400	89,411,639
Kazakhmys PLC	785,100	24,754,069
MMC Norilsk Nickel (Sponsored) (ADR)	373,250	9,405,900
Xstrata PLC	448,760	35,748,371

		201,242,704

PAPER & FOREST PRODUCTS–1.4%
Stora Enso Oyj–Class R	1,675,300	15,608,247
Svenska Cellulosa AB–Class B	1,787,500	25,151,338

		40,759,585

		453,236,419

CONSUMER DISCRETIONARY–8.9%
AUTO COMPONENTS–1.9%
Compagnie Generale des Etablissements Michelin–Class B	395,100	28,252,096
Hyundai Mobis	313,312	25,361,506

		53,613,602

AUTOMOBILES–4.8%
Nissan Motor Co. Ltd.	8,968,300	74,486,032
Renault SA	656,000	53,389,695
Toyota Motor Corp.	141,500	6,679,367

		134,555,094

HOTELS, RESTAURANTS & LEISURE–0.4%
TUI Travel PLC	2,775,200	11,277,615

HOUSEHOLD DURABLES–1.0%
Sharp Corp.	1,807,000	29,456,403

MEDIA–0.8%
Lagardere SCA	408,000	23,080,015

		251,982,729

INFORMATION TECHNOLOGY–7.0%
COMPUTERS & PERIPHERALS–4.2%
Asustek Computer, Inc.	9,620,000	26,129,750
Compal Electronics, Inc. (GDR)(a)	2,174,835	11,750,851
Fujitsu Ltd.	6,977,000	51,809,936
Toshiba Corp.	4,103,000	30,270,043

		119,960,580

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.8%
Hynix Semiconductor, Inc.(b)	1,012,200	$24,151,517
Samsung Electronics Co., Ltd.	25,510	15,240,654
United Microelectronics Corp.	73,195,350	38,687,450

		78,079,621

		198,040,201

TELECOMMUNICATION SERVICES–6.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.5%
China Netcom Group Corp. Ltd.	11,096,500	30,180,115
Deutsche Telekom AG–Class W	823,000	13,515,126
Nippon Telegraph & Telephone Corp.	7,301	36,025,147
Tele2 AB–Class B	936,900	18,219,568
Telecom Italia SpA	14,295,100	28,591,640

		126,531,596

WIRELESS TELECOMMUNICATION SERVICES–1.8%
Vodafone Group PLC	17,609,975	51,884,448

		178,416,044

INDUSTRIALS–5.1%
AIRLINES–1.4%
Air France-KLM	515,700	12,300,905
Deutsche Lufthansa AG	898,200	19,352,486
Qantas Airways Ltd.	2,900,100	8,451,223

		40,104,614

MARINE–1.8%
Mitsui OSK Lines Ltd.	2,103,000	29,992,913
Nippon Yusen KK	2,000,000	19,263,615

		49,256,528

STEEL–1.9%
ArcelorMittal	546,424	53,942,099

		143,303,241

UTILITIES–3.5%
ELECTRIC UTILITIES–3.5%
E.ON AG	242,000	48,750,981
The Tokyo Electric Power Co. Inc	1,890,800	48,685,090

		97,436,071

Company	Shares	U.S. $ Value

HEALTH CARE–3.1%
PHARMACEUTICALS–3.1%
GlaxoSmithKline PLC	2,097,500	$46,366,820
Sanofi-Aventis SA	621,027	41,266,647

		87,633,467

CONSUMER STAPLES–2.4%
FOOD & STAPLES RETAILING–1.4%
Koninklijke Ahold NV	2,966,540	39,768,320

FOOD PRODUCTS–1.0%
Associated British Foods PLC	1,826,000	27,504,750

		67,273,070

Total Common Stocks (cost $2,965,676,305)		2,755,299,986

NON-CONVERTIBLE— PREFERRED STOCKS–0.5%

INFORMATION TECHNOLOGY–0.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.5%
Samsung Electronics Co., Ltd. (cost $15,192,945)	33,400	14,396,824

RIGHTS–0.0%

FINANCIALS–0.0%
COMMERCIAL BANKS–0.0%
Barclays PLC(b)	1,710,835	323,732
HBOS PLC(b)	4,098,476	877,574

Total Rights (cost $0)		1,201,306

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.4%
TIME DEPOSIT–1.4%
Bank of New York 1.00%, 7/01/08 (cost $38,527,000)	$38,527	38,527,000

TOTAL INVESTMENTS–99.4% (cost $3,019,396,250)		2,809,425,116
Other assets less liabilities–0.6%		15,826,488

NET ASSETS–100.0%		$2,825,251,604

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index	193	September 2008	$10,863,706	$10,270,806	$(592,900)
S&P/TSE 60 IX FUT	60	September 2008	10,337,055	10,193,586	(143,469)

					$(736,369)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the market value of this security amounted to $11,750,851 or 0.4% of net assets.

(b)	Non-income producing security.

Glossary:

ADR —American Depositary Receipt

GDR —Global Depositary Receipt

See notes to financial statements.

6

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities	Other Financial Instruments*
Level 1	$78,917,807	$(736,369)
Level 2	2,729,306,003	–0	–
Level 3	1,201,306	–0	–

Total	$2,809,425,116	$(736,369)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/07	$–0	–	$–0	–
Accrued discounts/premiums	–0	–	–0	–
Realized gain	–0	–	–0	– *
Change in unrealized appreciation/depreciation	1,201,306		–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$1,201,306		$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$1,201,306		$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

7

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $3,019,396,250)	$2,809,425,116
Cash	203,604
Foreign cash, at value (cost $8,855,776)	10,721,809	(a)
Dividends and interest receivable	5,551,280
Receivable for capital stock sold	5,292,678
Receivable for variation margin on futures contracts	58,664

Total assets	2,831,253,151

LIABILITIES
Payable for capital stock redeemed	2,250,534
Advisory fee payable	1,762,743
Payable for investment securities purchased and foreign currency contracts	1,195,598
Distribution fee payable	549,867
Administrative fee payable	25,306
Transfer Agent fee payable	85
Accrued expenses	217,414

Total liabilities	6,001,547

NET ASSETS	$2,825,251,604

COMPOSITION OF NET ASSETS
Capital stock, at par	$140,116
Additional paid-in capital	2,891,641,288
Undistributed net investment income	56,614,915
Accumulated net realized gain on investment and foreign currency transactions	86,931,230
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(210,075,945)

	$2,825,251,604

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$250,033,827	12,286,104	$20.35
B	$2,575,217,777	127,829,699	$20.15

(a)	An amount equivalent to U.S. $1,394,997 has been segregated to collateralize margin requirements for the open futures contracts outstanding as of June 30, 2008.

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $9,223,369)	$72,787,749
Interest	499,400

Total investment income	73,287,149

EXPENSES
Advisory fee (see Note B)	10,615,542
Distribution fee—Class B	3,326,575
Transfer agency—Class A	163
Transfer agency—Class B	1,948
Custodian	348,821
Printing	326,247
Administrative	46,100
Legal	26,420
Audit	24,000
Directors’ fees	887
Miscellaneous	49,165

Total expenses	14,765,868

Net investment income	58,521,281

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	92,628,106
Futures	(5,035,402)
Foreign currency transactions	(56,937)
Net change in unrealized appreciation/depreciation of:
Investments	(577,235,344)
Futures	(1,052,194)
Foreign currency denominated assets and liabilities	835,418

Net loss on investment and foreign currency transactions	(489,916,353)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(431,395,072)

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$58,521,281	$37,474,866
Net realized gain on investment and foreign currency transactions	87,535,767	159,223,959
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(577,452,120)	(89,091,817)

Net increase (decrease) in net assets from operations	(431,395,072)	107,607,008
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,216,163)	(2,121,228)
Class B	(20,468,604)	(24,321,058)
Net realized gain on investment and foreign currency transactions
Class A	(12,223,065)	(7,015,301)
Class B	(146,438,238)	(91,158,928)
CAPITAL STOCK TRANSACTIONS
Net increase	399,994,375	1,036,460,716

Total increase (decrease)	(212,746,767)	1,019,451,209
NET ASSETS
Beginning of period	3,037,998,371	2,018,547,162

End of period (including undistributed net investment income of $56,614,915 and $20,778,401, respectively)	$2,825,251,604	$3,037,998,371

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2008, there were no expenses waived by the Adviser.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $1,191,335, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

12

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$784,887,130		$458,482,090
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$288,886,641
Gross unrealized depreciation	(498,857,775)

Net unrealized depreciation	$(209,971,134)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

14

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	4,066,612	5,055,084	$88,992,739	$129,630,173
Shares issued in reinvestment of dividends and distributions	635,809	352,353	14,439,228	9,136,529
Shares redeemed	(1,155,742)	(1,869,224)	(25,909,404)	(47,870,603)

Net increase	3,546,679	3,538,213	$77,522,563	$90,896,099

Class B
Shares sold	12,368,198	35,264,989	$274,901,333	$901,580,223
Shares issued in reinvestment of dividends and distributions	7,421,380	4,493,385	166,906,842	115,479,986
Shares redeemed	(5,251,384)	(2,802,922)	(119,336,363)	(71,495,592)

Net increase	14,538,194	36,955,452	$322,471,812	$945,564,617

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$66,798,491	$22,004,118
Net long-term capital gains	57,818,024	19,021,129

Total distributions paid	$124,616,515	$41,025,247

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$52,259,355
Undistributed long-term capital gains	128,214,203
Unrealized appreciation/(depreciation)	365,737,784	(a)

Total accumulated earnings/(deficit)	$546,211,342

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of passive foreign investment companies.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the

16

AllianceBernstein Variable Products Series Fund

Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

17

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004		2003
Net asset value, beginning of period	$25.14		$24.96	$19.07		$16.70		$13.45		$9.35

Income From Investment Operations
Net investment income (a)	.48		.43	.38		.26	(b)	.20	(b)	.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.79)		1.07	6.21		2.49		3.16		4.01

Net increase (decrease) in net asset value from operations	(3.31)		1.50	6.59		2.75		3.36		4.14

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.31)	(.30)		(.10)		(.08)		(.04)
Distributions from net realized gain on investment and foreign currency transactions	(1.25)		(1.01)	(.40)		(.28)		(.03)		–0	–

Total dividends and distributions	(1.48)		(1.32)	(.70)		(.38)		(.11)		(.04)

Net asset value, end of period	$20.35		$25.14	$24.96		$19.07		$16.70		$13.45

Total Return
Total investment return based on net asset value (c)	(13.78)%		5.84%	35.36%		16.92%		25.12%		44.36%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$250,034		$219,691	$129,837		$56,692		$47,095		$31,628
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.80	%(d)	.81%	.85	%(e)	.86%		.95%		1.20%
Expenses, before waivers and reimbursements	.80	%(d)	.81%	.85	%(e)	.87%		1.13%		1.49%
Net investment income	4.37	%(d)	1.68%	1.75	%(e)	1.54	%(b)	1.42	%(b)	1.16	%(b)
Portfolio turnover rate	16%		23%	25%		18%		23%		14%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004		2003
Net asset value, beginning of period	$24.88		$24.74	$18.93		$16.61		$13.39		$9.33

Income From Investment Operations
Net investment income (a)	.45		.36	.33		.19	(b)	.15	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.75)		1.06	6.16		2.50		3.16		4.01

Net increase (decrease) in net asset value from operations	(3.30)		1.42	6.49		2.69		3.31		4.09

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.27)	(.28)		(.09)		(.06)		(.03)
Distributions from net realized gain on investment and foreign currency transactions	(1.25)		(1.01)	(.40)		(.28)		(.03)		–0	–

Total dividends and distributions	(1.43)		(1.28)	(.68)		(.37)		(.09)		(.03)

Net asset value, end of period	$20.15		$24.88	$24.74		$18.93		$16.61		$13.39

Total Return
Total investment return based on net asset value (c)	(13.87)%		5.58%	35.05%		16.58%		24.86%		43.95%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,575,218		$2,818,307	$1,888,710		$840,572		$284,443		$112,336
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.04	%(d)	1.06%	1.10	%(e)	1.11%		1.20%		1.45%
Expenses, before waivers and reimbursements	1.04	%(d)	1.06%	1.10	%(e)	1.12%		1.38%		1.74%
Net investment income	4.03	%(d)	1.41%	1.53	%(e)	1.08	%(b)	1.07	%(b)	.38	%(b)
Portfolio turnover rate	16%		23%	25%		18%		23%		14%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

19

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

20

AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (May 2001 inception). The directors noted that the Portfolio was 3rd out of 3 of the Performance Group and in the 4th quintile of the Performance Universe for the 1-year period, 1st out of 2 of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period and 1st out of 2 of the Performance Group and 1st quintile of the Performance Universe for the 5-year period, and that the Fund underperformed the Index in the 1-year period but outperformed the Index in the 3- and 5-year and since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

21

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 73.2 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 0.4 basis points. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints and that the Portfolio’s net assets were in excess of the first breakpoint level. Accordingly, the Portfolio’s current effective advisory fee rate reflected a reduction due to the effect of the breakpoints and would be further reduced to the extent the net assets of the Portfolio increase further. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

22

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$2,803.7	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.004% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20% Class B 1.45%	0.81% 1.06%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Portfolio	$2,803.7	International Strategic Value Schedule 90 bp on 1st $25m 70 bp on next $25m 60 bp on next $50m 50 bp on the balance Minimum account size $25m	0.507	0.739

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

24

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Value Fund.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.739	0.739

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee[6]
International Value Portfolio	AllianceBernstein Kokusai Value Stock[7]	0.70%

	Bernstein Kokusai Strategic Value[7]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the following sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.326	0.739

	Client # 2[8,9]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.525	0.739

	Client # 3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter	0.336	0.739

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM Fund is privately placed or institutional.

8	Assets are aggregated with other Specialty Equity Portfolios for purposes of calculating the investment advisory fee.

9	The client is an affiliate of the Adviser.

25

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
	Client # 4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.334		0.739

	Client # 5	0.55% on 1st $150 million 0.50% on next $150 million 0.45% thereafter	0.458		0.739

	Client # 6	0.50%	0.500		0.739

	Client # 7	0.30%	0.300		0.739

	Client # 8	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[10]	0.192	[11]	0.739

	Client # 9	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.264		0.739

	Client # 10	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.419		0.739

	Client # 11	0.40% on 1st $500 million 0.35% on next $1.5 billion 0.30% thereafter	0.345		0.739

	Client # 12	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.350		0.739

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

10	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60 of the base fee.

11	The calculation excludes the performance fee.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

26

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[14]	Lipper Group Median	Rank
International Value Portfolio[15]	0.732	0.732	7/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU16 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[17]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Value Portfolio[18]	0.855	0.893	5/12	0.975	10/53

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

15	The Portfolio’s EG includes the Portfolio, two other variable insurance product (“VIP”) International Value funds (“IFVE”) and nine VIP International Core funds (“IFCE”).

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE and IFCE funds, excluding outliers.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $6,083,687 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payment in the amount of $2,702,577 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.19

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees

19	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study was originally published in 2002 based on 1997 data.

22	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

28

AllianceBernstein Variable Products Series Fund

predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended January 31, 2008.25

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–3.46	1.32	0.42	3/3	14/18
3 year	15.49	14.38	13.27	1/2	5/15
5 year	22.81	20.53	19.73	1/2	3/15

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Portfolio	–3.46	15.49	22.81	15.16	12.79	1.42	5
MSCI EAFE Index (Net)	0.22	13.82	20.28	8.40	11.39	1.39	5
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

23	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

24	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Growth Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$883.37	$3.89	0.83%
Hypothetical (5% return before expenses)	$1,000	$1,020.74	$4.17	0.83%

Class B
Actual	$1,000	$882.18	$5.05	1.08%
Hypothetical (5% return before expenses)	$1,000	$1,019.49	$5.42	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$42,317,111	7.0%
Google, Inc.—Class A	41,747,738	6.9
Hewlett-Packard Co.	31,236,576	5.1
Schlumberger Ltd.	25,686,513	4.2
Monsanto Co.	25,055,983	4.1
Gilead Sciences, Inc.	23,917,515	3.9
CME Group, Inc.—Class A	22,882,191	3.8
EOG Resources, Inc.	20,270,400	3.3
Cisco Systems, Inc.	18,949,922	3.1
Research In Motion Ltd.	18,497,087	3.0

	$270,561,036	44.4%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$198,026,323	32.0%
Health Care	119,749,922	19.4
Energy	71,294,289	11.5
Financials	60,195,602	9.7
Consumer Staples	54,726,192	8.8
Industrials	47,286,962	7.6
Materials	41,158,826	6.7
Consumer Discretionary	15,775,133	2.6
Telecommunication Services	8,661,550	1.4
Short-Term Investments	1,776,000	0.3

Total Investments	$618,650,799	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–101.2%
INFORMATION TECHNOLOGY–32.5%
COMMUNICATIONS EQUIPMENT–7.7%
Cisco Systems, Inc.(a)	814,700	$18,949,922
Nokia OYJ (Sponsored)–Class A (ADR)	105,800	2,592,100
Nortel Networks Corp.(a)	37,071	304,724
QUALCOMM, Inc.	149,000	6,611,130
Research In Motion Ltd.(a)	158,230	18,497,087

		46,954,963

COMPUTERS & PERIPHERALS–12.1%
Apple, Inc.(a)	252,730	42,317,111
Hewlett-Packard Co.	706,550	31,236,576

		73,553,687

INTERNET SOFTWARE & SERVICES–6.8%
Google, Inc.–Class A(a)	79,305	41,747,738

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.0%
Broadcom Corp.–Class A(a)	84,350	2,301,911
Intel Corp.	91,500	1,965,420
MEMC Electronic Materials, Inc.(a)	189,400	11,655,676
Nvidia Corp.(a)	438,400	8,206,848

		24,129,855

SOFTWARE–1.9%
Electronic Arts, Inc.(a)	42,200	1,874,946
Microsoft Corp.	57,300	1,576,323
Salesforce.com, Inc.(a)	64,800	4,421,304
VMware, Inc.–Class A(a)	69,950	3,767,507

		11,640,080

		198,026,323

HEALTH CARE–19.6%
BIOTECHNOLOGY–8.3%
Celgene Corp.(a)	255,000	16,286,850
Genentech, Inc.(a)	137,600	10,443,840
Gilead Sciences, Inc.(a)	451,700	23,917,515

		50,648,205

HEALTH CARE EQUIPMENT & SUPPLIES–4.4%
Alcon, Inc.	91,700	14,927,843
Baxter International, Inc.	111,200	7,110,128
Becton Dickinson & Co.	62,500	5,081,250

		27,119,221

HEALTH CARE PROVIDERS & SERVICES–2.4%
Medco Health Solutions, Inc.(a)	307,200	14,499,840

PHARMACEUTICALS–4.5%
Abbott Laboratories	234,800	12,437,356

Company	Shares	U.S. $ Value

Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	328,500	$15,045,300

		27,482,656

		119,749,922

ENERGY–11.7%
ENERGY EQUIPMENT & SERVICES–8.4%
Baker Hughes, Inc.	47,150	4,118,081
Cameron International Corp.(a)	108,200	5,988,870
National Oilwell Varco, Inc.(a)	78,400	6,955,648
Schlumberger Ltd.	239,100	25,686,513
Transocean, Inc.(a)	54,300	8,274,777

		51,023,889

OIL, GAS & CONSUMABLE FUELS–3.3%
EOG Resources, Inc.	154,500	20,270,400

		71,294,289

FINANCIALS–9.9%
CAPITAL MARKETS–4.8%
The Blackstone Group LP	139,100	2,533,011
Franklin Resources, Inc.	118,200	10,833,030
The Goldman Sachs Group, Inc.	61,210	10,705,629
Merrill Lynch & Co., Inc.	162,800	5,162,388

		29,234,058

DIVERSIFIED FINANCIAL SERVICES–4.4%
CME Group, Inc.–Class A	59,715	22,882,191
NYSE Euronext	78,800	3,992,008

		26,874,199

THRIFTS & MORTGAGE FINANCE–0.7%
Federal National Mortgage Association	209,500	4,087,345

		60,195,602

CONSUMER STAPLES–9.0%
BEVERAGES–2.3%
The Coca-Cola Co.	120,500	6,263,590
PepsiCo, Inc.	120,300	7,649,877

		13,913,467

FOOD & STAPLES RETAILING–2.7%
Costco Wholesale Corp.	146,600	10,282,524
Wal-Mart Stores, Inc.	108,500	6,097,700

		16,380,224

FOOD PRODUCTS–2.4%
WM Wrigley Jr Co.	184,700	14,365,966

HOUSEHOLD PRODUCTS–1.2%
Colgate-Palmolive Co.	110,300	7,621,730

TOBACCO–0.4%
Philip Morris International, Inc.	49,500	2,444,805

		54,726,192

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–7.8%
AEROSPACE & DEFENSE–2.7%
Honeywell International, Inc.	327,550	$16,469,214

CONSTRUCTION & ENGINEERING–1.6%
Fluor Corp.	37,550	6,987,304
Foster Wheeler Ltd.(a)	39,400	2,882,110

		9,869,414

ELECTRICAL EQUIPMENT–0.6%
Emerson Electric Co.	53,100	2,625,795
First Solar, Inc.(a)	2,500	682,050

		3,307,845

INDUSTRIAL CONGLOMERATES–1.0%
Textron, Inc.	129,300	6,197,349

MACHINERY–1.6%
Deere & Co.	131,850	9,510,340

ROAD & RAIL–0.3%
Union Pacific Corp.	25,600	1,932,800

		47,286,962

MATERIALS–6.7%
CHEMICALS–5.7%
Air Products & Chemicals, Inc.	102,550	10,138,093
Monsanto Co.	198,165	25,055,983

		35,194,076

METALS & MINING–1.0%
Rio Tinto PLC (Sponsored) (ADR)	12,050	5,964,750

		41,158,826

CONSUMER DISCRETIONARY–2.6%
HOTELS, RESTAURANTS & LEISURE–1.3%
McDonald’s Corp.	93,400	5,250,948
Starbucks Corp.(a)	179,200	2,820,608

		8,071,556

MULTILINE RETAIL–0.7%
Kohl’s Corp.(a)	105,900	4,240,236

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.6%
Nike, Inc.–Class B	58,100	$3,463,341

		15,775,133

TELECOMMUNICATION SERVICES–1.4%
WIRELESS TELECOMMUNICATION SERVICES–1.4%
America Movil SAB de CV Series L (ADR)	164,200	8,661,550

Total Common Stocks (cost $548,090,641)		616,874,799

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.3%
TIME DEPOSIT–0.3%
Bank of New York 1.00%, 7/01/08 (cost $1,776,000)	$ 1,776	1,776,000

TOTAL INVESTMENTS–101.5% (cost $549,866,641)		618,650,799
Other assets less liabilities–(1.5)%		(9,207,690)

NET ASSETS–100.0%		$609,443,109

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities		Other Financial Instruments*
Level 1	$616,874,799		$–0	–
Level 2	1,776,000		–0	–
Level 3	–0	–	–0	–

Total	$618,650,799		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/2007	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 06/30/2008	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 06/30/2008	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 06/30/2008 for other financial instruments was $0.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $549,866,641)	$618,650,799
Cash	916
Receivable for investment securities sold	7,899,707
Dividends and interest receivable	408,208
Receivable for capital stock sold	23,964

Total assets	626,983,594

LIABILITIES
Payable for capital stock redeemed	9,762,165
Payable for investment securities purchased	7,109,134
Advisory fee payable	406,618
Distribution fee payable	68,057
Administrative fee payable	25,392
Transfer Agent fee payable	84
Accrued expenses	169,035

Total liabilities	17,540,485

NET ASSETS	$609,443,109

COMPOSITION OF NET ASSETS
Capital stock, at par	$22,806
Additional paid-in capital	1,006,168,137
Accumulated net investment loss	(186,836)
Accumulated net realized loss on investment transactions	(465,345,156)
Net unrealized appreciation of investments	68,784,158

$609,443,109

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$294,984,549	10,907,175	$27.04
B	$314,458,560	11,898,717	$26.43

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $207,449)	$3,015,023
Interest	16,684

Total investment income	3,031,707

EXPENSES
Advisory fee (see Note B)	2,541,387
Distribution fee—Class B	421,976
Transfer agency—Class A	2,160
Transfer agency—Class B	2,143
Custodian	91,649
Printing	71,763
Administrative	46,100
Audit	24,000
Legal	10,235
Directors’ fees	872
Miscellaneous	6,258

Total expenses	3,218,543

Net investment loss	(186,836)

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(1,898,580)
Net change in unrealized appreciation/depreciation of investments	(87,945,562)

Net loss on investment transactions	(89,844,142)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(90,030,978)

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(186,836)	$(1,268,145)
Net realized gain (loss) on investment transactions	(1,898,580)	104,546,740
Net change in unrealized appreciation/depreciation of investments	(87,945,562)	5,859,413

Net increase (decrease) in net assets from operations	(90,030,978)	109,138,008
CAPITAL STOCK TRANSACTIONS
Net decrease	(89,718,348)	(250,389,037)

Total decrease	(179,749,326)	(141,251,029)
NET ASSETS
Beginning of period	789,192,435	930,443,464

End of period (including net investment loss of ($186,836) and $0, respectively)	$609,443,109	$789,192,435

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $349,782, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

10

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$313,237,222		$404,047,990
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$105,297,625
Gross unrealized depreciation	(36,513,467)

Net unrealized appreciation	$68,784,158

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	226,552	1,666,056	$6,160,371	$48,013,927
Shares redeemed	(2,242,988)	(6,383,242)	(62,205,342)	(182,395,685)

Net decrease	(2,016,436)	(4,717,186)	$(56,044,971)	$(134,381,758)

Class B
Shares sold	397,645	808,324	$10,608,695	$22,865,431
Shares redeemed	(1,635,752)	(4,979,977)	(44,282,072)	(138,872,710)

Net decrease	(1,238,107)	(4,171,653)	$(33,673,377)	$(116,007,279)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which

12

AllianceBernstein Variable Products Series Fund

could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(461,094,562	)(a)
Unrealized appreciation/(depreciation)	154,377,706	(b)

Total accumulated earnings/(deficit)	$(306,716,856)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $461,094,562 of which $293,988,219 will expire in the year 2010 and $167,106,343 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $93,118,659.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

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LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005	2004		2003
Net asset value, beginning of period	$30.61		$26.87	$26.99		$23.44	$21.58		$17.45

Income From Investment Operations
Net investment income (loss) (a)	.01		(.01)	(.03)		(.07)	(.03	)(b)	(.05	)(b)
Net realized and unrealized gain (loss) on investment transactions	(3.58)		3.75	(.09)		3.62	1.89		4.18

Net increase (decrease) in net asset value from operations	(3.57)		3.74	(.12)		3.55	1.86		4.13

Net asset value, end of period	$27.04		$30.61	$26.87		$26.99	$23.44		$21.58

Total Return
Total investment return based on net asset value (c)	(11.66)%		13.92%*	(.44)%		15.15%	8.62%		23.67%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$294,984		$395,655	$474,069		$618,980	$656,544		$917,935
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.83	%(d)	.82%	.84	%(e)	.81%	.81%		1.04%
Expenses, before waivers and reimbursements	.83	%(d)	.82%	.84	%(e)	.81%	.98%		1.05%
Net investment income (loss)	.07	%(d)	(.03)%	(.12	)%(e)	(.28)%	(.13	)%(b)	(.24	)%(b)
Portfolio turnover rate	46%		92%	81%		54%	73%		79%

See footnote summary on page 16.

15

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005	2004		2003
Net asset value, beginning of period	$29.96		$26.37	$26.55		$23.11	$21.33		$17.29

Income From Investment Operations
Net investment loss (a)	(.02)		(.08)	(.09)		(.12)	(.08	)(b)	(.09	)(b)
Net realized and unrealized gain (loss) on investment transactions	(3.51)		3.67	(.09)		3.56	1.86		4.13

Net increase (decrease) in net asset value from operations	(3.53)		3.59	(.18)		3.44	1.78		4.04

Net asset value, end of period	$26.43		$29.96	$26.37		$26.55	$23.11		$21.33

Total Return
Total investment return based on net asset value (c)	(11.78)%		13.61%*	(.68)%		14.89%	8.34%		23.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$314,459		$393,537	$456,374		$624,453	$603,050		$693,764
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.08	%(d)	1.07%	1.08	%(e)	1.06%	1.06%		1.29%
Expenses, before waivers and reimbursements	1.08	%(d)	1.07%	1.08	%(e)	1.06%	1.24%		1.30%
Net investment loss	(.18	)%(d)	(.27)%	(.37	)%(e)	(.53)%	(.38	)%(b)	(.49	)%(b)
Portfolio turnover rate	46%		92%	81%		54%	73%		79%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.39%.

16

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

17

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (June 1992 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period and 4th quintile of the Performance Group and Performance Universe in all other periods reviewed, and that the Portfolio underperformed the Index in the 1-, 3- and 5-year periods but outperformed the Index in the 10-year and since inception periods. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser (including the Adviser’s view that its “high conviction” and “pure” style of growth investing had been out of favor for several years), and of the enhancements to its investment process being implemented by the Adviser with a view to improving investment performance, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was understandable. The directors informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

18

AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was higher than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$665.3	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.01% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.82%	December 31
Class B 1.07%

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	$665.3	Large Cap Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.299	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Large Cap Growth Fund, Inc.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Large Cap Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Large Cap Growth Fund, Inc.	AllianceBernstein U.S. Large Cap Growth Equity—Hedged/Non-Hedged	0.95%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Client #1[6,7]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.600	0.750

	Client #2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% thereafter	0.265	0.750

	Client #3	0.40% on first $200 million 0.35% on next $300 million 0.25% thereafter	0.365	0.750

	Client #4	0.35%	0.350	0.750

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	Assets are aggregated with other Specialty Equity Portfolios for purposes of calculating the investment advisory fee.

7	The client is an affiliate of the Adviser.

22

AllianceBernstein Variable Products Series Fund

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Large Cap Growth Portfolio	0.750	0.642	12/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.835	0.665	14/15	0.795	44/68

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

23

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,040,105 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $508,552 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2007.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

24

AllianceBernstein Variable Products Series Fund

comparable peers.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended January 31, 2008.19

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–0.22	0.45	0.56	13/15	56/88
3 year	6.60	6.91	7.08	11/15	52/85
5 year	9.94	11.06	10.76	12/15	51/76
10 year	3.42	4.16	4.20	8/10	24/38

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	–0.22	6.60	9.94	3.42	9.85	19.29	0.08	10
Russell 1000 Growth Index	0.51	6.98	10.84	2.69	8.41	18.75	0.04	10
Inception Date: June 26, 1992

16	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Real Estate Investment Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.86	$4.65	0.95%
Hypothetical (5% return before expenses)	$1,000	$1,020.14	$4.77	0.95%

Class B
Actual	$1,000	$967.54	$5.87	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02	1.20%

*	Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$6,076,564	10.0%
ProLogis	3,989,290	6.6
Digital Realty Trust, Inc.	3,276,891	5.4
Vornado Realty Trust	3,071,200	5.1
Ventas, Inc.	2,422,233	4.0
General Growth Properties, Inc.	2,280,453	3.8
Equity Residential	2,146,947	3.5
Rayonier, Inc.	2,139,984	3.5
Public Storage	2,068,224	3.4
Health Care REIT, Inc.	2,015,850	3.3

	$29,487,636	48.6%

INDUSTRY DIVERSIFICATION

June 30, 2008 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$12,908,696	21.4%
Regional Mall	11,368,473	18.9
Health Care	7,161,603	11.9
Multi-Family	6,596,760	11.0
Shopping Center/Other Retail	5,294,030	8.8
Lodging	4,963,017	8.3
Office	4,108,684	6.8
Industrial Warehouse Distribution	3,989,290	6.6
Self Storage	2,403,072	4.0
Real Estate—Other	1,387,760	2.3

Total Investments	$60,181,385	100.0%

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

2

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.1%

EQUITY: OTHER–35.3%
DIVERSIFIED/SPECIALTY–21.2%
Alexandria Real Estate Equities, Inc.	17,900	$1,742,386
BioMed Realty Trust, Inc.	32,000	784,960
Digital Realty Trust, Inc.	80,100	3,276,891
Entertainment Properties Trust	25,800	1,275,552
Forest City Enterprises, Inc.–Class A	8,700	280,314
Plum Creek Timber Co., Inc. (REIT)	7,900	337,409
Rayonier, Inc.	50,400	2,139,984
Vornado Realty Trust	34,900	3,071,200

		12,908,696

HEALTH CARE–11.8%
HCP, Inc.	19,200	610,752
Health Care REIT, Inc.	45,300	2,015,850
Nationwide Health Properties, Inc.	38,700	1,218,663
Omega Healthcare Investors, Inc.	53,700	894,105
Ventas, Inc.	56,900	2,422,233

		7,161,603

REAL ESTATE–OTHER–2.3%
National Retail Properties, Inc.	66,400	1,387,760

		21,458,059

RETAIL–27.4%

REGIONAL MALL–18.7%
CBL & Associates Properties, Inc.	12,700	290,068
General Growth Properties, Inc.	65,100	2,280,453
Macerich Co.	17,100	1,062,423
Simon Property Group, Inc.	67,600	6,076,564
Taubman Centers, Inc.	34,100	1,658,965

		11,368,473

SHOPPING CENTER/OTHER RETAIL–8.7%
Federal Realty Investment Trust	12,200	841,800
Kimco Realty Corp.	54,700	1,888,244
Regency Centers Corp.	9,700	573,464
Tanger Factory Outlet Centers	55,400	1,990,522

		5,294,030

		16,662,503

Company	Shares	U.S. $ Value

RESIDENTIAL–14.8%
MULTI-FAMILY–10.9%
Apartment Investment & Management Co.–Class A	22,017	$749,899
Equity Residential	56,100	2,146,947
Essex Property Trust, Inc.	5,700	607,050
Home Properties, Inc.	16,907	812,550
Mid-America Apartment Communities, Inc.	24,200	1,235,168
UDR, Inc.	46,700	1,045,146

		6,596,760

SELF STORAGE–3.9%
Extra Space Storage, Inc.	21,800	334,848
Public Storage	25,600	2,068,224

		2,403,072

		8,999,832

LODGING–8.2%
LODGING–8.2%
Ashford Hospitality Trust, Inc.	52,400	242,088
DiamondRock Hospitality Co.	110,800	1,206,612
Host Hotels & Resorts, Inc.	100,640	1,373,736
Marriott International, Inc.–Class A	19,700	516,928
Starwood Hotels & Resorts Worldwide, Inc.	10,200	408,714
Strategic Hotels & Resorts, Inc.	48,700	456,319
Sunstone Hotel Investors, Inc.	45,700	758,620

		4,963,017

OFFICE–6.8%
OFFICE–6.8%
Boston Properties, Inc.	17,300	1,560,806
Brookfield Properties Corp.	58,850	1,046,942
Highwoods Properties, Inc.	19,600	615,832
SL Green Realty Corp.	10,700	885,104

		4,108,684

INDUSTRIAL–6.6%
INDUSTRIAL WAREHOUSE DISTRIBUTION–6.6%
ProLogis	73,400	3,989,290

TOTAL INVESTMENTS–99.1% (cost $45,758,492)		60,181,385
Other assets less liabilities–0.9%		538,008

NET ASSETS–100.0%		$60,719,393

See notes to financial statements.

3

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1–quoted prices in active markets for identical investments
•	Level 2–other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$60,181,385		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$60,181,385		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/2007	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

4

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $45,758,492)	$60,181,385
Cash	484,990
Dividends receivable	188,838
Receivable for capital stock sold	32,040

Total assets	60,887,253

LIABILITIES
Payable for capital stock redeemed	41,112
Advisory fee payable	29,506
Custodian fee payable	25,175
Administrative fee payable	25,100
Audit fee payable	21,035
Printing fee payable	12,963
Distribution fee payable	4,238
Transfer Agent fee payable	85
Accrued expenses	8,646

Total liabilities	167,860

NET ASSETS	$60,719,393

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,128
Additional paid-in capital	45,156,602
Distributions in excess of net investment income	(295,702)
Accumulated net realized gain on investment transactions	1,430,472
Net unrealized appreciation of investments	14,422,893

$60,719,393

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$41,430,181	3,499,934	$11.84
B	$19,289,212	1,627,670	$11.85

See notes to financial statements.

5

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,631)	$19,524
Interest	7,145

Total investment income	26,669

EXPENSES
Advisory fee (see Note B)	182,150
Distribution fee—Class B	25,402
Transfer agency—Class A	786
Transfer agency—Class B	347
Administrative	46,100
Custodian	44,349
Audit	25,000
Printing	8,003
Legal	3,980
Directors’ fees	887
Miscellaneous	3,125

Total expenses	340,129

Net investment loss	(313,460)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	1,546,068
Net change in unrealized appreciation/depreciation of investments	(3,368,007)

Net loss on investment transactions	(1,821,939)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,135,399)

See notes to financial statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(313,460)	$975,288
Net realized gain on investment transactions	1,546,068	15,553,558
Net change in unrealized appreciation/depreciation of investments	(3,368,007)	(29,845,850)

Net decrease in net assets from operations	(2,135,399)	(13,317,004)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(713,047)	(931,803)
Class B	(234,778)	(356,998)
Net realized gain on investment transactions
Class A	(10,858,993)	(11,126,096)
Class B	(4,707,359)	(5,149,348)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	7,073,420	(10,601,127)

Total decrease	(11,576,156)	(41,482,376)
NET ASSETS
Beginning of period	72,295,549	113,777,925

End of period (including distributions in excess of net investment income and undistributed net investment income of ($295,702) and $965,583, respectively)	$60,719,393	$72,295,549

See notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. Prior to February 1, 2006, the Portfolio’s objective was to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008 amounted to $15,811, none of which was paid to Sanford C. Bernstein & Co. LLC, and Sanford C. Bernstein Limited, affiliates of the Adviser.

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U. S. government securities)	$14,083,434		$21,231,573
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$17,322,513
Gross unrealized depreciation	(2,899,620)

Net unrealized appreciation	$14,422,893

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

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AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	157,010	469,829	$2,366,768	$9,707,237
Shares issued in reinvestment of dividends and distributions	892,904	624,115	11,572,040	12,057,899
Shares redeemed	(631,552)	(1,530,559)	(9,570,586)	(30,880,909)

Net increase (decrease)	418,362	(436,615)	$4,368,222	$(9,115,773)

Class B
Shares sold	117,115	218,581	$1,568,334	$4,401,956
Shares issued in reinvestment of dividends and distributions	380,750	285,155	4,942,137	5,506,346
Shares redeemed	(245,290)	(596,277)	(3,805,273)	(11,393,656)

Net increase (decrease)	252,575	(92,541)	$2,705,198	$(1,485,354)

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$3,843,405	$2,994,315
Net long-term capital gains	13,720,840	12,026,697

Total taxable distributions	17,564,245	15,021,012

Total distributions paid	$17,564,245	$15,021,012

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,061,875
Undistributed long term capital gain	15,403,648
Unrealized appreciation/(depreciation)	17,741,716	(a)

Total accumulated earnings/(deficit)	$34,207,239

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the

12

AllianceBernstein Variable Products Series Fund

Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$16.23	$22.83	$19.98	$20.66	$15.62	$11.52

Income From Investment Operations
Net investment income (loss) (a)	(.06)	.22	.29	.32	.39	(b)	.46
Net realized and unrealized gain (loss) on investment transactions	(.08)	(2.91)	6.02	1.84	5.05	3.99

Net increase (decrease) in net asset value from operations	(.14)	(2.69)	6.31	2.16	5.44	4.45

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.30)	(.47)	(.68)	(.40)	(.35)
Distributions from net realized gain on investment transactions	(3.99)	(3.61)	(2.99)	(2.16)	–0	–	–0	–

Total dividends and distributions	(4.25)	(3.91)	(3.46)	(2.84)	(.40)	(.35)

Net asset value, end of period	$11.84	$16.23	$22.83	$19.98	$20.66	$15.62

Total Return
Total investment return based on net asset value (c)	(3.11)%	(14.53)%	35.22%	11.67%	35.63%	39.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,430	$50,015	$80,317	$67,161	$88,441	$68,717
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.95	%(d)	.85%	.83	%(e)	.83%	.77%	1.24%
Expenses, before waivers and reimbursements	.95	%(d)	.85%	.83	%(e)	.83%	.99%	1.24%
Net investment income (loss)	(.81	)%(d)	1.09%	1.33	%(e)	1.64%	2.26	%(b)	3.50%
Portfolio turnover rate	22%	51%	47%	46%	35%	23%

See footnote summary on page 15.

14

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$16.20	$22.80	$19.94	$20.54	$15.55	$11.48

Income From Investment Operations
Net investment income (loss) (a)	(.09)	.16	.22	.38	.34	(b)	.43
Net realized and unrealized gain (loss) on investment transactions	(.07)	(2.90)	6.03	1.72	5.03	3.98

Net increase (decrease) in net asset value from operations	(.16)	(2.74)	6.25	2.10	5.37	4.41

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.25)	(.40)	(.54)	(.38)	(.34)
Distributions from net realized gain on investment transactions	(3.99)	(3.61)	(2.99)	(2.16)	–0	–	–0	–

Total dividends and distributions	(4.19)	(3.86)	(3.39)	(2.70)	(.38)	(.34)

Net asset value, end of period	$11.85	$16.20	$22.80	$19.94	$20.54	$15.55

Total Return
Total investment return based on net asset value (c)	(3.25)%	(14.76)%	34.88%	11.40%	35.28%	39.02%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,289	$22,281	$33,461	$24,875	$67,457	$43,919
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20	%(d)	1.10%	1.08	%(e)	1.06%	1.02%	1.49%
Expenses, before waivers and reimbursements	1.20	%(d)	1.10%	1.08	%(e)	1.06%	1.24%	1.49%
Net investment income (loss)	(1.25	)%(d)	.80%	1.04	%(e)	2.11%	2.02	%(b)	3.22%
Portfolio turnover rate	22%	51%	47%	46%	35%	23%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

15

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

16

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the National Association of Real Estate Investment Trusts Equity Index (the “NAREIT Equity Index”) and the Standard & Poor’s 500 Stock Index (the “S&P 500 Stock Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008 and (in the case of the indices) the since inception period (January 1997 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and Performance Universe for the 1- and 5-year periods, 3rd quintile of the Performance Group and Performance Universe for the 3-year period and 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period, and that the Portfolio outperformed the NAREIT Equity Index in the 1-, 3- and 5-year and since inception periods but underperformed that index in the 10-year period and underperformed the S&P 500 Stock Index in the 1-year period but outperformed that index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the initial fee rates in the institutional fee schedule were higher, and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement prior to taking account of the administrative expense reimbursements made to the Adviser. The directors noted that adding the ten basis point administrative expense reimbursement to the Adviser resulted in a lower rate of total compensation to the Adviser under the institutional fee schedule than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the Adviser advises another AllianceBernstein fund with a substantially similar investment style as the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

17

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 10 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

18

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$64.3	Real Estate Investment Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.10% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.85%	December 31
Class B 1.10%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)[5]	Portfolio Advisory Fee (%)
Real Estate Investment Portfolio	$64.3	U.S. REIT Strategy Schedule 70 bp on 1st $25m 60 bp on next $25m 50 bp on next $25m negotiable on the balance Minimum account size $25m	0.617	0.550

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Real Estate Investment Fund, Inc.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Global Real Estate Investment Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Real Estate Investment Portfolio[7]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Assumes 50 bp on the balance.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

20

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Global Real Estate Securities Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio8. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Real Estate Investment Portfolio	0.550	0.842	1/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	0.832	0.907	3/14	0.879	6/21

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

8	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

21

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $73,972 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $154,379 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.14

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

22

AllianceBernstein Variable Products Series Fund

fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended January 31, 2008.20

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–22.31	–23.44	–23.71	4/14	6/23
3 year	11.80	11.75	11.90	7/14	12/21
5 year	19.71	19.46	19.45	3/11	4/16
10 year	10.35	10.55	10.35	4/6	5/9

16	The Deli study was originally published in 2002 based on 1997 data.

17	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	–22.31	11.80	19.71	10.35	11.33	15.41	0.47	10
NAREIT Equity Index[22]	–23.04	11.33	18.63	10.43	11.12	14.88	0.49	10
S&P 500 Stock Index	–2.31	7.28	12.04	5.14	7.29	N/A	N/A	N/A

Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$865.63	$5.80	1.25%
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.27	1.25%

Class B
Actual	$1,000	$865.05	$7.00	1.51%
Hypothetical (5% return before expenses)	$1,000	$1,017.35	$7.57	1.51%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Complete Production Services, Inc.	$1,318,404	2.0%
FTI Consulting, Inc.	1,218,588	1.9
Baldor Electric Co.	1,150,842	1.8
Strayer Education, Inc.	1,087,164	1.7
IDEX Corp.	1,085,122	1.7
ON Semiconductor Corp.	1,071,973	1.6
NuVasive, Inc.	1,071,840	1.6
Icon PLC (Sponsored) (ADR)	1,011,968	1.6
Hexcel Corp.	1,007,460	1.6
Chart Industries, Inc.	987,392	1.5

	$11,010,753	17.0%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$14,734,478	22.5%
Health Care	14,213,189	21.8
Industrials	12,784,288	19.6
Consumer Discretionary	11,782,383	18.0
Energy	7,815,108	12.0
Financials	2,631,290	4.0
Materials	364,856	0.6
Short-Term Investments	1,000,000	1.5

Total Investments	$65,325,592	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.1%

INFORMATION TECHNOLOGY–22.7%
COMMUNICATIONS EQUIPMENT–1.4%
F5 Networks, Inc.(a)	12,200	$346,724
Foundry Networks, Inc.(a)	39,800	470,436
Netgear, Inc.(a)	5,130	71,102

		888,262

COMPUTERS & PERIPHERALS–0.7%
3PAR, Inc.(a)	57,100	447,664

INTERNET SOFTWARE & SERVICES–4.9%
comScore, Inc.(a)	27,500	600,050
Constant Contact, Inc.(a)	28,300	533,455
DealerTrack Holdings, Inc.(a)	14,800	208,828
Omniture, Inc.(a)	5,800	107,706
VistaPrint Ltd.(a)	35,600	952,656
Websense, Inc.(a)	48,700	820,108

		3,222,803

IT SERVICES–1.1%
CyberSource Corp.(a)	44,400	742,812

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–9.9%
Cavium Networks, Inc.(a)	11,600	243,600
Hittite Microwave Corp.(a)	23,000	819,260
Integrated Device Technology, Inc.(a)	68,200	677,908
Intellon Corp.(a)	65,800	217,140
MKS Instruments, Inc.(a)	35,100	768,690
ON Semiconductor Corp.(a)	116,900	1,071,973
PMC–Sierra, Inc.(a)	85,500	654,075
Silicon Laboratories, Inc.(a)	15,800	570,222
Silicon Motion Technology Corp. (ADR)(a)	52,400	757,180
Verigy Ltd.(a)	27,500	624,525

		6,404,573

SOFTWARE–4.7%
Blackbaud, Inc.	20,720	443,408
Commvault Systems, Inc.(a)	41,500	690,560
Informatica Corp.(a)	24,310	365,622
MICROS Systems, Inc.(a)	7,700	234,773
SuccessFactors, Inc.(a)	38,500	421,575
Taleo Corp.–Class A(a)	5,700	111,663
THQ, Inc.(a)	37,550	760,763

		3,028,364

		14,734,478

HEALTH CARE–21.9%
BIOTECHNOLOGY–6.8%
Acorda Therapeutics, Inc.(a)	17,000	558,110
Alexion Pharmaceuticals, Inc.(a)	9,800	710,500
Allos Therapeutics, Inc.(a)	60,700	419,437
Cougar Biotechnology, Inc.(a)	12,000	285,960
Genomic Health, Inc.(a)	26,300	503,645
Incyte Corp. Ltd.(a)	21,200	161,332
OSI Pharmaceuticals, Inc.(a)	13,200	545,424
Pharmasset, Inc.(a)	11,100	209,568
Savient Pharmaceuticals, Inc.(a)	15,800	399,740

Company	Shares	U.S. $ Value

United Therapeutics Corp.(a)	6,200	$606,050

		4,399,766

HEALTH CARE EQUIPMENT & SUPPLIES–7.6%
Abaxis, Inc.(a)	23,200	559,816
ArthroCare Corp.(a)	15,500	632,555
Hansen Medical, Inc.(a)	41,620	695,887
Insulet Corp.(a)	40,800	641,784
Masimo Corp.(a)	20,600	707,610
Meridian Bioscience, Inc.	23,850	642,042
NuVasive, Inc.(a)	24,000	1,071,840

		4,951,534

HEALTH CARE PROVIDERS & SERVICES–2.4%
HealthExtras, Inc.(a)	27,100	816,794
LHC Group, Inc.(a)	32,000	744,000

		1,560,794

HEALTH CARE TECHNOLOGY–2.2%
MedAssets, Inc.(a)	42,000	716,100
Trizetto Group(a)	34,300	733,334

		1,449,434

LIFE SCIENCES TOOLS & SERVICES–2.4%
AMAG Pharmaceuticals, Inc.(a)	16,100	549,010
Icon PLC (Sponsored) (ADR)(a)	13,400	1,011,968

		1,560,978

PHARMACEUTICALS–0.5%
Alexza Pharmaceuticals, Inc.(a)	29,200	115,048
XenoPort, Inc.(a)	4,500	175,635

		290,683

		14,213,189

INDUSTRIALS–19.7%
AEROSPACE & DEFENSE–1.6%
Hexcel Corp.(a)	52,200	1,007,460

COMMERCIAL SERVICES & SUPPLIES–3.3%
Duff & Phelps Corp.–Class A(a)	13,300	220,248
FTI Consulting, Inc.(a)	17,800	1,218,588
Stericycle, Inc.(a)	13,280	686,576

		2,125,412

CONSTRUCTION & ENGINEERING–1.8%
Dycom Industries, Inc.(a)	29,800	432,696
Granite Construction, Inc.	23,400	737,802

		1,170,498

ELECTRICAL EQUIPMENT–3.4%
Baldor Electric Co.	32,900	1,150,842
EnerSys(a)	18,200	622,986
Polypore International, Inc.(a)	17,500	443,275

		2,217,103

MACHINERY–7.8%
Actuant Corp.–Class A	13,100	410,685
Astec Industries, Inc.(a)	15,800	507,812
Bucyrus International, Inc.–Class A	8,300	606,066
Chart Industries, Inc.(a)	20,300	987,392

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Colfax Corp.(a)	12,200	$306,098
IDEX Corp.	29,455	1,085,122
Kaydon Corp.	11,900	611,779
RBC Bearings, Inc.(a)	17,200	573,104

		5,088,058

MARINE–1.2%
Kirby Corp.(a)	16,500	792,000

TRADING COMPANIES & DISTRIBUTORS–0.6%
MSC Industrial Direct Co.– Class A	8,700	383,757

		12,784,288

CONSUMER DISCRETIONARY–18.2%
DISTRIBUTORS–1.2%
LKQ Corp.(a)	44,020	795,442

DIVERSIFIED CONSUMER SERVICES–3.8%
American Public Education, Inc.(a)	16,700	651,968
K12, Inc.(a)	33,610	720,262
Strayer Education, Inc.	5,200	1,087,164

		2,459,394

HOTELS, RESTAURANTS & LEISURE–4.1%
Buffalo Wild Wings, Inc.(a)	3,800	94,354
Great Wolf Resorts, Inc.(a)	68,400	298,908
Orient-Express Hotels Ltd.– Class A	15,500	673,320
Red Robin Gourmet Burgers, Inc.(a)	21,950	608,893
Sonic Corp.(a)	22,900	338,920
Texas Roadhouse, Inc.–Class A(a)	70,500	632,385

		2,646,780

INTERNET & CATALOG RETAIL–1.1%
NetFlix, Inc.(a)	27,000	703,890

MEDIA–3.1%
Morningstar, Inc.(a)	11,800	849,954
National CineMedia, Inc.	44,600	475,436
RHI Entertainment, Inc.(a)	52,400	680,676

		2,006,066

SPECIALTY RETAIL–3.8%
Citi Trends, Inc.(a)	42,200	956,252
Dick’s Sporting Goods, Inc.(a)	14,600	259,004
Hibbett Sports, Inc.(a)	34,000	717,400
J Crew Group, Inc.(a)	15,500	511,655

		2,444,311

TEXTILES, APPAREL & LUXURY GOODS–1.1%
Lululemon Athletica, Inc.(a)	25,000	726,500

		11,782,383

Company	Shares	U.S. $ Value

ENERGY–12.0%
ENERGY EQUIPMENT & SERVICES–7.7%
Complete Production Services, Inc.(a)	36,200	$1,318,404
Core Laboratories NV(a)	4,984	709,472
Dril-Quip, Inc.(a)	12,500	787,500
Oil States International, Inc.(a)	2,100	133,224
T-3 Energy Services, Inc.–Class 3(a)	8,400	667,548
Tesco Corp.(a)	21,500	686,925
W-H Energy Services, Inc.–Class H(a)	7,600	727,624

		5,030,697

OIL, GAS & CONSUMABLE FUELS–4.3%
Bill Barrett Corp.(a)	13,400	796,094
BPZ Resources, Inc.(a)	10,400	305,760
Carrizo Oil & Gas, Inc.(a)	6,500	442,585
EXCO Resources, Inc.(a)	15,000	553,650
Penn Virginia Corp.	9,100	686,322

		2,784,411

		7,815,108

FINANCIALS–4.0%
CAPITAL MARKETS–4.0%
Affiliated Managers Group, Inc.(a)	7,600	684,456
Greenhill & Co., Inc.	13,300	716,338
KBW, Inc.(a)	600	12,348
MF Global Ltd.(a)	43,600	275,116
optionsXpress Holdings, Inc.	26,280	587,095
Stifel Financial Corp.(a)	10,350	355,937

		2,631,290

MATERIALS–0.6%
CHEMICALS–0.6%
Calgon Carbon Corp.(a)	23,600	364,856

Total Common Stocks (cost $60,738,298)		64,325,592

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.6%
TIME DEPOSIT–1.6%
Bank of New York 1.00%, 7/01/08 (cost $1,000,000)	$1,000	1,000,000

TOTAL INVESTMENTS–100.7% (cost $61,738,298)		65,325,592
Other assets less liabilities–(0.7)%		(435,108)

NET ASSETS–100.0%		$64,890,484

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

SMALL CAP GROWTH PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities		Other Financial Instruments*
Level 1	$64,325,592		$–0	–
Level 2	1,000,000		–0	–
Level 3	–0	–	–0	–

Total	$65,325,592		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/2007	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $61,738,298)	$65,325,592
Cash	3,980
Receivable for investment securities sold	402,790
Receivable for capital stock sold	64,095
Dividends and interest receivable	3,070

Total assets	65,799,527

LIABILITIES
Payable for investment securities purchased	638,406
Payable for capital stock redeemed	113,768
Advisory fee payable	42,074
Administrative fee payable	25,392
Distribution fee payable	3,906
Transfer Agent fee payable	85
Accrued expenses	85,412

Total liabilities	909,043

NET ASSETS	$64,890,484

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,868
Additional paid-in capital	103,176,762
Accumulated net investment loss	(296,387)
Accumulated net realized loss on investment transactions	(41,582,053)
Net unrealized appreciation of investments	3,587,294

$64,890,484

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$46,795,158	3,490,963	$13.40
B	$18,095,326	1,376,939	$13.14

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends	$72,779
Interest	10,139

Total investment income	82,918

EXPENSES
Advisory fee (see Note B)	213,467
Distribution fee—Class B	23,254
Transfer agency—Class A	683
Transfer agency—Class B	349
Custodian	59,060
Administrative	46,100
Audit	24,000
Legal	5,387
Printing	4,946
Directors’ fees	872
Miscellaneous	1,187

Total expenses	379,305

Net investment loss	(296,387)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	287,544
Net change in unrealized appreciation/depreciation of investments	(8,820,128)

Net loss on investment transactions	(8,532,584)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(8,828,971)

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(296,387)	$(597,742)
Net realized gain on investment transactions	287,544	10,977,805
Net change in unrealized appreciation/depreciation of investments	(8,820,128)	(1,648,015)

Net increase (decrease) in net assets from operations	(8,828,971)	8,732,048
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	8,915,160	(14,495,834)

Total increase (decrease)	86,189	(5,763,786)
NET ASSETS
Beginning of period	64,804,295	70,568,081

End of period (including accumulated net investment loss of ($296,387) and $0, respectively)	$64,890,484	$64,804,295

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30,2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio’s objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Exchange, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008 amounted to $74,781, of which $132 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

10

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$41,034,234		$31,188,972
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,647,400
Gross unrealized depreciation	(5,060,106)

Net unrealized appreciation	$3,587,294

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	1,224,231	186,246	$16,659,215	$2,803,322
Shares redeemed	(308,712)	(1,184,120)	(4,177,958)	(17,508,568)

Net increase (decrease)	915,519	(997,874)	$12,481,257	$(14,705,246)

Class B
Shares sold	196,006	699,573	$2,599,577	$10,754,724
Shares redeemed	(460,260)	(710,933)	(6,165,674)	(10,545,312)

Net increase (decrease)	(264,254)	(11,360)	$(3,566,097)	$209,412

12

AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(41,301,360	)(a)
Unrealized appreciation/(depreciation)	11,839,185	(b)

Total accumulated earnings/(deficit)	$(29,462,175)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $41,301,360 of which $74,560 expires in 2008 and $41,226,800 expires in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio’s merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $10,747,638.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

14

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005	2004		2003
Net asset value, beginning of period	$15.48		$13.57	$12.26		$11.65	$10.17		$6.83

Income From Investment Operations
Net investment loss (a)	(.06)		(.12)	(.12)		(.11)	(.10	)(b)	(.09)
Net realized and unrealized gain (loss) on investment transactions	(2.02)		2.03	1.43		.72	1.58		3.43

Net increase (decrease) in net asset value from operations	(2.08)		1.91	1.31		.61	1.48		3.34

Net asset value, end of period	$13.40		$15.48	$13.57		$12.26	$11.65		$10.17

Total Return
Total investment return based on net asset value (c)	(13.44	)%*	14.08%	10.69%		5.24%	14.55%		48.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,795		$39,867	$48,498		$49,453	$61,661		$61,079
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.25	%(d)	1.20%	1.16	%(e)	1.18%	1.14%		1.36%
Expenses, before waivers and reimbursements	1.25	%(d)	1.20%	1.16	%(e)	1.18%	1.30%		1.36%
Net investment loss	(.95	)%(d)	(.81)%	(.90	)%(e)	(.93)%	(.93	)%(b)	(1.10)%
Portfolio turnover rate	55%		88%	76%		90%	92%		129%

See footnote summary on page 16.

15

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005	2004		2003
Net asset value, beginning of period	$15.19		$13.36	$12.09		$11.53	$10.08		$6.78

Income From Investment Operations
Net investment loss (a)	(.08)		(.15)	(.15)		(.13)	(.12	)(b)	(.11)
Net realized and unrealized gain (loss) on investment transactions	(1.97)		1.98	1.42		.69	1.57		3.41

Net increase (decrease) in net asset value from operations	(2.05)		1.83	1.27		.56	1.45		3.30

Net asset value, end of period	$13.14		$15.19	$13.36		$12.09	$11.53		$10.08

Total Return
Total investment return based on net asset value (c)	(13.50	)%*	13.70%	10.51%		4.86%	14.39%		48.67%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,095		$24,937	$22,070		$22,467	$24,448		$15,846
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.51	%(d)	1.44%	1.41	%(e)	1.43%	1.40%		1.61%
Expenses, before waivers and reimbursements	1.51	%(d)	1.44%	1.41	%(e)	1.43%	1.56%		1.61%
Net investment loss	(1.22	)%(d)	(1.05)%	(1.15	)%(e)	(1.18)%	(1.19	)%(b)	(1.37)%
Portfolio turnover rate	55%		88%	76%		90%	92%		129%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2008 by .06%.

16

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

17

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (August 1996 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and Performance Universe for the 1-year period, 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, 2nd quintile of the Performance Group and Performance Universe for the 5-year period and 5th quintile of the Performance Group and Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 1- and 5-year periods, matched the Index in the 3-year period and underperformed the Index in the 10-year and since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the institutional fee schedule provided for higher rates on the first $150 million of assets, and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement, even after taking into account the 14 basis point expense ratio impact of the administrative expense reimbursement provision in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee is a monthly fee based on average daily net assets and the Corresponding Fund’s fee is a quarterly fee based on net asset value at the end of each quarter.

18

AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the 14 basis point impact of the latest fiscal year administrative expense reimbursement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively modest size (approximately $50 million as of February 29, 2008) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Fund’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$49.2	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.14% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.20% Class B 1.44%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	$49.2	Small Cap Growth Schedule 100 bp on 1st $50m 85 bp on next $50m 75 bp on the balance Minimum account size $25m	1.000	0.750

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Cap Fund, Inc.—Small Cap Growth Portfolio been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Small Cap Growth Portfolio[6]	Cap Fund, Inc—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The advisory fees of the Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio, whose fees are based on the portfolio’s net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the Portfolio and the AllianceBernstein Mutual Fund.

21

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[7,8]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.600	0.750

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% thereafter	0.625	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Small Cap Growth Portfolio	0.750	0.900	2/17

7	This is a fee schedule of a Portfolio managed by an affiliate of the Adviser.

8	Assets are aggregated with other Specialty Equity Portfolios for purposes of calculating the Investment advisory fee.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

22

AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.160	1.017	14/17	0.999	36/41

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $55,818 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $434,976 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.14

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2007.

23

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

17	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended December 31, 2007.20

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–2.09	–2.09	–2.54	9/17	23/49
3 year	6.32	7.55	6.87	11/16	27/45
5 year	15.23	14.09	14.01	6/16	15/43
10 year	1.94	7.26	5.91	5/5	18/21

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	–2.09	6.32	15.23	1.94	3.99	23.04	0.04	10
Russell 2000 Growth Index	–4.55	6.32	14.91	3.46	4.75	25.45	0.12	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small/Mid Cap Value Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$929.35	$4.08	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.27	0.85%

Class B
Actual	$1,000	$928.33	$5.27	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.52	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Oil States International, Inc.	$8,710,312	2.1%
Arch Capital Group Ltd.	7,573,744	1.8
Molson Coors Brewing Co.–Class B	7,557,303	1.8
Rockwood Holdings, Inc.	7,523,760	1.8
Ruddick Corp.	7,290,875	1.8
Ryder System, Inc.	6,819,120	1.6
Commercial Metals Co.	6,721,910	1.6
Platinum Underwriters Holdings, Ltd.	6,489,390	1.6
PerkinElmer, Inc.	6,386,005	1.5
Hess Corp.	6,208,548	1.5

	$71,280,967	17.1%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$89,849,210	21.4%
Financials	75,783,111	18.1
Materials	49,505,299	11.8
Consumer Staples	37,857,510	9.0
Information Technology	36,538,564	8.7
Consumer Discretionary	30,853,756	7.4
Utilities	26,374,697	6.3
Health Care	25,805,494	6.1
Energy	22,491,416	5.4
Short-Term Investments	24,370,000	5.8

Total Investments	$419,429,057	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.7%
INDUSTRIALS–21.5%
AEROSPACE & DEFENSE–0.6%
Goodrich Corp.	50,600	$2,401,476

AIRLINES–1.0%
Alaska Air Group, Inc.(a)	109,700	1,682,798
Continental Airlines, Inc.–Class B(a)	94,700	957,417
Skywest, Inc.	131,900	1,668,535

		4,308,750

BUILDING PRODUCTS–0.4%
Quanex Building Products Corp.	126,700	1,882,762

COMMERCIAL SERVICES & SUPPLIES–3.2%
IKON Office Solutions, Inc.	447,500	5,047,800
Kelly Services, Inc.–Class A	244,200	4,720,386
United Stationers, Inc.(a)	98,795	3,650,475

		13,418,661

ELECTRICAL EQUIPMENT–3.7%
Acuity Brands, Inc.	72,500	3,485,800
Cooper Industries Ltd.–Class A	84,400	3,333,800
EnerSys(a)	86,600	2,964,318
Regal-Beloit Corp.	129,200	5,458,700

		15,242,618

MACHINERY–6.3%
AGCO Corp.(a)	73,700	3,862,617
Briggs & Stratton Corp.	199,000	2,523,320
Kennametal, Inc.	157,600	5,129,880
Mueller Industries, Inc.	159,200	5,126,240
SPX Corp.	45,200	5,954,196
Terex Corp.(a)	71,000	3,647,270

		26,243,523

ROAD & RAIL–4.8%
Arkansas Best Corp.	86,300	3,162,032
Avis Budget Group, Inc.(a)	280,600	2,348,622
Con-way, Inc.	70,700	3,341,282
Ryder System, Inc.	99,000	6,819,120
Werner Enterprises, Inc.	245,100	4,553,958

		20,225,014

TRADING COMPANIES & DISTRIBUTORS–1.5%
GATX Corp.	138,200	6,126,406

		89,849,210

FINANCIALS–18.2%
COMMERCIAL BANKS–4.2%
Central Pacific Financial Corp.	206,400	2,200,224
The South Financial Group, Inc.	321,200	1,259,104
Susquehanna Bancshares, Inc.	218,600	2,992,634
Trustmark Corp.	224,306	3,959,001
UnionBanCal Corp.	45,900	1,855,278
Webster Financial Corp.	171,600	3,191,760
Whitney Holding Corp.	116,500	2,131,950

		17,589,951

Company	Shares	U.S. $ Value

INSURANCE–8.1%
Arch Capital Group Ltd.(a)	114,200	$7,573,744
Aspen Insurance Holdings, Ltd.	229,400	5,429,898
Fidelity National Financial, Inc.–Class A	231,000	2,910,600
Old Republic International Corp.	286,875	3,396,600
PartnerRe Ltd.	17,700	1,223,601
Platinum Underwriters Holdings, Ltd.	199,000	6,489,390
Renaissancere Holdings Ltd.	33,600	1,500,912
StanCorp Financial Group, Inc.	107,400	5,043,504

		33,568,249

REAL ESTATE INVESTMENT TRUSTS (REITS)–3.4%
Ashford Hospitality Trust, Inc.	211,000	974,820
Digital Realty Trust, Inc.	104,800	4,287,368
Mid-America Apartment Communities, Inc.	60,000	3,062,400
Strategic Hotels & Resorts, Inc.	85,500	801,135
Sunstone Hotel Investors, Inc.	57,800	959,480
Tanger Factory Outlet Centers	63,600	2,285,148
Taubman Centers, Inc.	40,300	1,960,595

		14,330,946

THRIFTS & MORTGAGE FINANCE–2.5%
Astoria Financial Corp.	163,200	3,277,056
First Niagara Financial Group, Inc.	146,800	1,887,848
Provident Financial Services, Inc.	366,100	5,129,061

		10,293,965

		75,783,111

MATERIALS–11.9%
CHEMICALS–6.7%
Arch Chemicals, Inc	22,800	755,820
Ashland, Inc.	120,825	5,823,765
Chemtura Corp.	265,600	1,551,104
Cytec Industries, Inc.	104,700	5,712,432
Lubrizol Corp.	10,800	500,364
Methanex Corp.	112,700	3,157,854
Rockwood Holdings, Inc.(a)	216,200	7,523,760
Westlake Chemical Corp.	190,900	2,836,774

		27,861,873

CONTAINERS & PACKAGING–2.1%
Aptargroup, Inc.	75,900	3,184,005
Silgan Holdings, Inc.	68,400	3,470,616
Sonoco Products Co.	66,800	2,067,460

		8,722,081

METALS & MINING–3.1%
Commercial Metals Co.	178,300	6,721,910
Reliance Steel & Aluminum Co.	49,300	3,800,537
Steel Dynamics, Inc.	61,400	2,398,898

		12,921,345

		49,505,299

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–9.1%
BEVERAGES–1.8%
Molson Coors Brewing Co.–Class B	139,100	$7,557,303

FOOD & STAPLES RETAILING–2.9%
Ruddick Corp.	212,500	7,290,875
Supervalu, Inc.	152,400	4,707,636

		11,998,511

FOOD PRODUCTS–3.0%
Corn Products International, Inc.	35,000	1,718,850
Del Monte Foods Co.	482,200	3,423,620
Smithfield Foods, Inc.(a)	182,900	3,636,052
Tyson Foods, Inc.–Class A	261,200	3,902,328

		12,680,850

TOBACCO–1.4%
Universal Corp.	124,300	5,620,846

		37,857,510

INFORMATION TECHNOLOGY–8.7%
COMMUNICATIONS EQUIPMENT–1.3%
CommScope, Inc.(a)	104,700	5,525,019

COMPUTERS & PERIPHERALS–0.6%
Lexmark International, Inc.–Class A(a)	79,600	2,661,028

ELECTRONIC EQUIPMENT & INSTRUMENTS–4.6%
Arrow Electronics, Inc.(a)	143,200	4,399,104
Flextronics International Ltd.(a)	32,852	308,809
Ingram Micro, Inc.–Class A(a)	184,400	3,273,100
Insight Enterprises, Inc.(a)	239,400	2,808,162
Sanmina-SCI Corp.(a)	411,679	526,949
Tech Data Corp.(a)	112,200	3,802,458
Vishay Intertechnology, Inc.(a)	442,300	3,923,201

		19,041,783

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.2%
Amkor Technology, Inc.(a)	385,200	4,009,932
Spansion, Inc.–Class A(a)	240,000	540,000
Teradyne, Inc.(a)	159,600	1,766,772
Zoran Corp.(a)	255,900	2,994,030

		9,310,734

		36,538,564

CONSUMER DISCRETIONARY–7.4%
AUTO COMPONENTS–2.5%
ArvinMeritor, Inc.	333,200	4,158,336
Autoliv, Inc.	38,500	1,794,870
TRW Automotive Holdings Corp.(a)	245,100	4,526,997

		10,480,203

Company	Shares	U.S. $ Value

AUTOMOBILES–1.0%
Thor Industries, Inc.	205,600	$4,371,056

HOUSEHOLD DURABLES–0.8%
Furniture Brands International, Inc.	186,000	2,484,960
KB Home	52,000	880,360

		3,365,320

LEISURE, EQUIPMENT & PRODUCTS–1.3%
Brunswick Corp.	269,300	2,854,580
Callaway Golf Co.	209,200	2,474,836

		5,329,416

MULTILINE RETAIL–0.2%
Dillard’s, Inc.-Class A	79,100	915,187

SPECIALTY RETAIL–1.1%
AutoNation, Inc.(a)	215,849	2,162,807
Men’s Wearhouse, Inc.	104,800	1,707,192
Office Depot, Inc.(a)	55,000	601,700

		4,471,699

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Jones Apparel Group, Inc.	139,700	1,920,875

		30,853,756

UTILITIES–6.3%
ELECTRIC UTILITIES–1.7%
Allegheny Energy, Inc.	40,500	2,029,455
Northeast Utilities	204,300	5,215,779

		7,245,234

GAS UTILITIES–1.1%
Atmos Energy Corp.	158,800	4,378,116

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–2.0%
Constellation Energy Group, Inc.	36,600	3,004,860
Reliant Energy, Inc.(a)	255,700	5,438,739

		8,443,599

MULTI-UTILITIES–1.5%
Puget Energy, Inc.	81,600	1,957,584
Wisconsin Energy Corp.	96,200	4,350,164

		6,307,748

		26,374,697

HEALTH CARE–6.2%
HEALTH CARE PROVIDERS & SERVICES–4.7%
AMERIGROUP Corp.(a)	194,000	4,035,200
Apria Healthcare Group, Inc.(a)	98,100	1,902,159
LifePoint Hospitals, Inc.(a)	106,945	3,026,543
Molina Healthcare, Inc.(a)	162,925	3,965,595
Omnicare, Inc.	78,500	2,058,270
Universal Health Services, Inc.–Class B	70,100	4,431,722

		19,419,489

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

LIFE SCIENCES TOOLS & SERVICES–1.5%
PerkinElmer, Inc.	229,300	$6,386,005

		25,805,494

ENERGY–5.4%
ENERGY EQUIPMENT & SERVICES–3.9%
Exterran Holdings, Inc.(a)	26,300	1,880,187
Helmerich & Payne, Inc.	44,700	3,219,294
Oil States International, Inc.(a)	137,300	8,710,312
Rowan Cos., Inc.	52,900	2,473,075

		16,282,868

OIL, GAS & CONSUMABLE FUELS–1.5%
Hess Corp.	49,200	6,208,548

		22,491,416

Total Common Stocks (cost $420,873,692)		395,059,057

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–5.8%
TIME DEPOSIT–5.8%
Bank of New York 1.00%, 7/01/08 (cost $24,370,000)	$24,370	$24,370,000

TOTAL INVESTMENTS–100.5% (cost $445,243,692)		419,429,057
Other assets less liabilities–(0.5)%		(2,124,480)

NET ASSETS–100.0%		$417,304,577

(a)	Non-income producing security.

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$395,059,057		$–0	–
Level 2	24,370,000		–0	–
Level 3	–0	–	–0	–

Total	$419,429,057		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities		Other Financial Instruments
Balance as of 12/31/07	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $445,243,692)	$419,429,057
Cash	27,478
Receivable for capital stock sold	1,005,185
Dividends and interest receivable	310,467

Total assets	420,772,187

LIABILITIES
Payable for investment securities purchased	2,167,601
Payable for capital stock redeemed	878,974
Advisory fee payable	265,802
Distribution fee payable	59,768
Administrative fee payable	25,098
Transfer Agent fee payable	83
Accrued expenses	70,284

Total liabilities	3,467,610

NET ASSETS	$417,304,577

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,230
Additional paid-in capital	427,676,826
Undistributed net investment income	794,633
Accumulated net realized gain on investment transactions	14,618,523
Net unrealized depreciation of investments	(25,814,635)

$417,304,577

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$142,669,659	9,968,233	$14.31
B	$274,634,918	19,261,671	$14.26

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $4,987)	$2,887,415
Interest	63,585

Total investment income	2,951,000

EXPENSES
Advisory fee (see Note B)	1,561,402
Distribution fee—Class B	351,624
Transfer agency—Class A	1,045
Transfer agency—Class B	2,179
Custodian	67,148
Printing	51,625
Administrative	46,100
Audit	24,000
Legal	9,215
Directors’ fees	884
Miscellaneous	3,338

Total expenses	2,118,560

Net investment income	832,440

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	14,838,821
Net change in unrealized appreciation/depreciation of investments.	(48,716,827)

Net loss on investment transactions	(33,878,006)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(33,045,566)

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$832,440	$2,020,528
Net realized gain on investment transactions	14,838,821	39,210,437
Net change in unrealized appreciation/depreciation of investments	(48,716,827)	(37,944,019)

Net increase (decrease) in net assets from operations	(33,045,566)	3,286,946
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(886,590)	(1,546,634)
Class B	(1,131,047)	(2,098,492)
Net realized gain on investment transactions
Class A	(12,603,957)	(11,437,901)
Class B	(26,638,678)	(19,627,077)
CAPITAL STOCK TRANSACTIONS
Net increase	50,596,411	61,220,944

Total increase (decrease)	(23,709,427)	29,797,786
NET ASSETS
Beginning of period	441,014,004	411,216,218

End of period (including undistributed net investment income of $794,633 and $1,979,830, respectively)	$417,304,577	$441,014,004

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

10

AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2008, there were no expenses waived by the Adviser.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $124,687, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$78,736,568		$82,274,713
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$59,521,207
Gross unrealized depreciation	(85,335,842)

Net unrealized depreciation	$(25,814,635)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

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AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	1,814,120	2,402,324	$28,051,541	$45,953,766
Shares issued in reinvestment of dividends and distributions	888,120	671,730	13,490,547	12,984,535
Shares redeemed	(1,285,935)	(3,362,398)	(20,590,881)	(62,942,413)

Net increase (decrease)	1,416,305	(288,344)	$20,951,207	$(4,004,112)

Class B
Shares sold	2,371,327	5,080,121	$37,182,992	$96,210,635
Shares issued in reinvestment of dividends and distributions	1,834,196	1,128,015	27,769,725	21,725,569
Shares redeemed	(2,247,203)	(2,872,598)	(35,307,513)	(52,711,148)

Net increase	1,958,320	3,335,538	$29,645,204	$65,225,056

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$7,015,383	$5,332,956
Net long-term capital gains	27,694,721	20,509,356

Total taxable distributions	34,710,104	25,842,312

Total distributions paid	$34,710,104	$25,842,312

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,794,271
Undistributed long-term capital gains	31,283,487
Unrealized appreciation/(depreciation)	22,826,601	(a)

Total accumulated earnings/(deficit)	$63,904,359

(a)	The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act,

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AllianceBernstein Variable Products Series Fund

Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

15

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004		2003
Net asset value, beginning of period	$17.11		$18.08	$17.06		$16.84		$14.49		$10.46

Income From Investment Operations
Net investment income (a)	.04		.11	.20		.09	(b)	.14	(b)	.04	(b)
Net realized and unrealized gain (loss) on investment transactions	(1.15)		.36	2.14		1.02		2.60		4.23

Net increase (decrease) in net asset value from operations	(1.11)		.47	2.34		1.11		2.74		4.27

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.17)	(.08)		(.13)		(.03)		(.07)
Distributions from net realized gain on investment transactions	(1.58)		(1.27)	(1.24)		(.76)		(.36)		(.17)

Total dividends and distributions	(1.69)		(1.44)	(1.32)		(.89)		(.39)		(.24)

Net asset value, end of period	$14.31		$17.11	$18.08		$17.06		$16.84		$14.49

Total Return
Total investment return based on net asset value (c)	(7.07)%		1.71%	14.42%		6.91%		19.30%		41.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$142,670		$146,350	$159,804		$134,235		$118,981		$90,949
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.85	%(d)	.83%	.86	%(e)	.87%		.86%		1.20%
Expenses, before waivers and reimbursements	.85	%(d)	.83%	.86	%(e)	.87%		1.09%		1.28%
Net investment income	.55	%(d)	.59%	1.15	%(e)	.53	%(b)	.96	%(b)	.34	%(b)
Portfolio turnover rate	19%		32%	46%		33%		30%		21%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004		2003
Net asset value, beginning of period	$17.03		$18.00	$16.99		$16.79		$14.46		$10.46

Income From Investment Operations
Net investment income (a)	.03		.07	.16		.05	(b)	.11	(b)	.01	(b)
Net realized and unrealized gain (loss) on investment transactions	(1.15)		.37	2.13		1.01		2.59		4.22

Net increase (decrease) in net asset value from operations	(1.12)		.44	2.29		1.06		2.70		4.23

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.14)	(.04)		(.10)		(.01)		(.06)
Distributions from net realized gain on investment transactions	(1.58)		(1.27)	(1.24)		(.76)		(.36)		(.17)

Total dividends and distributions	(1.65)		(1.41)	(1.28)		(.86)		(.37)		(.23)

Net asset value, end of period	$14.26		$17.03	$18.00		$16.99		$16.79		$14.46

Total Return
Total investment return based on net asset value (c)	(7.17)%		1.53%	14.20%		6.63%		19.08%		40.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$274,635		$294,664	$251,412		$186,415		$142,516		$82,954
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.10	%(d)	1.08%	1.11	%(e)	1.12%		1.12%		1.45%
Expenses, before waivers and reimbursements	1.10	%(d)	1.08%	1.11	%(e)	1.12%		1.34%		1.53%
Net investment income	.33	%(d)	.35%	.91	%(e)	.29	%(b)	.75	%(b)	.05	%(b)
Portfolio turnover rate	19%		32%	46%		33%		30%		21%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

17

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

18

AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3- and 5-year periods ended January 31, 2008 and (in the case of the indices) the since inception period (May 2001 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and Performance Universe for the 1-year period, 3rd quintile of the Performance Group and Performance Universe for the 3-year period and 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period, and that the Portfolio outperformed the Russell 2500 Value Index in the 1- and 3-year and since inception periods but underperformed that index in the 5-year period and outperformed the Russell 2500 Index in the 1-year and since inception periods but underperformed that index in the 3- and 5-year periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

19

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was higher than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 2 basis points. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$403.3	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.02% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice.

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

21

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20%	0.83%	December 31
	Class B 1.45%	1.08%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$403.3	Small & Mid Cap Value Schedule 95 bp on 1st $25m 75 bp on next $25m 65 bp on next $50m 55 bp on the balance Minimum account size $25m	0.600%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Small/Mid Cap Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Small Mid/Cap Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee	Portfolio Adv. Fee
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Client #1	0.50%	0.500%	0.750%

	Client #2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% thereafter	0.536%	0.750%

	Client #3	0.80% on 1st $25 million 0.60% thereafter	0.612%	0.750%

	Client #4	0.613% on 1st $150 million 0.495% thereafter	0.539%	0.750%

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively Small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

23

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Group Median	Rank
Small/Mid Cap Value Portfolio	0.750	0.718	11/18

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.860	0.869	9/18	0.869	13/26

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $738,258 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payment in the amount of $549,986 on behalf of the Portfolio to ABI.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.11

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 13 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

11	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2007.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

13	The Deli study was originally published in 2002 based on 1997 data.

14	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended January 31, 2008.17

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–4.21	–6.23	–6.40	7/18	10/32
3 year	7.33	7.16	6.99	8/16	13/27
5 year	15.71	15.41	14.95	6/14	8/23

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	–4.21	7.33	15.71	11.77	12.03	1.00	5
Russell 2500 Value Index	–12.53	6.16	16.04	10.27	12.32	1.00	5
Russell 2500 Index	–7.32	7.34	16.15	8.18	N/A	N/A	5
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Utility Income Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

UTILITY INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Utility Income Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$964.33	$4.49	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.29	$4.62	0.92%

Class B
Actual	$1,000	$963.27	$5.71	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.87	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Entergy Corp. (Common and Preferred)	$2,802,116	3.7%
Williams Cos, Inc.	2,396,429	3.2
Sempra Energy	2,386,367	3.2
Exelon Corp.	2,293,980	3.1
Equitable Resources, Inc.	2,285,886	3.0
FirstEnergy Corp.	2,272,308	3.0
AES Tiete SA	2,265,878	3.0
PPL Corp.	1,960,125	2.6
NRG Energy, Inc.	1,934,790	2.6
FPL Group, Inc.	1,783,776	2.4

	$22,381,655	29.8%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Utilities	$56,791,936	74.9%
Telecommunication Services	10,444,926	13.8
Energy	5,189,184	6.8
Industrials	1,479,336	1.9
Other Instruments	860,200	1.1
Short-Term Investments	1,115,000	1.5

Total Investments	$75,880,582	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.4%

UTILITIES–73.5%
ELECTRIC UTILITIES–36.4%
Allegheny Energy, Inc.	35,350	$1,771,388
American Electric Power Co., Inc.	18,983	763,686
CEZ	6,200	550,633
CLP Holdings Ltd.	163,000	1,397,855
CPFL Energia SA (ADR)	9,400	642,584
Duke Energy Corp.	61,948	1,076,656
E.ON AG	6,400	1,289,282
Edison International	27,500	1,412,950
Electricite de France	8,000	757,849
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA–Class B	35,744	838,360
Enel SpA	70,750	671,165
Entergy Corp.	10,700	1,289,136
Exelon Corp.	25,500	2,293,980
FirstEnergy Corp.	27,600	2,272,308
Fortum Oyj	31,700	1,604,516
FPL Group, Inc.	27,200	1,783,776
ITC Holdings Corp.	29,300	1,497,523
PPL Corp.	37,500	1,960,125
Progress Energy, Inc.	24,800	1,037,384
Scottish & Southern Energy PLC	42,291	1,178,344
The Southern Co.	35,500	1,239,660

		27,329,160

GAS UTILITIES–10.1%
Equitable Resources, Inc.	33,100	2,285,886
Hong Kong & China Gas Co. Ltd.	514,250	1,223,692
New Jersey Resources Corp.	19,650	641,572
Oneok, Inc.	36,500	1,782,295
Questar Corp.	23,500	1,669,440

		7,602,885

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–11.8%
The AES Corp.(a)	47,400	910,554
AES Tiete SA	186,374	2,265,878
Constellation Energy Group, Inc.	12,400	1,018,040
Dynegy, Inc.–Class A(a)	117,663	1,006,019
NRG Energy, Inc.(a)	45,100	1,934,790
Ormat Technologies, Inc.	18,600	914,748
Tractebel Energia SA	56,500	842,337

		8,892,366

MULTI-UTILITIES–15.2%
Centerpoint Energy, Inc.	102,100	1,638,705
MDU Resources Group, Inc.	17,900	623,994
National Grid PLC (Sponsored) (ADR)	11,238	741,371
NSTAR	45,400	1,535,428
PG&E Corp.	16,600	658,854
Public Service Enterprise Group, Inc.	38,600	1,772,898
Sempra Energy	42,274	2,386,367

Company	Shares	U.S. $ Value

Suez SA	7,100	$481,293
Xcel Energy, Inc.	80,500	1,615,635

		11,454,545

		55,278,956

TELECOMMUNICATION SERVICES–13.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–9.7%
AT&T, Inc.	31,905	1,074,880
Chunghwa Telecom Co. Ltd. (ADR)	37,909	961,751
Telefonica SA	21,400	566,326
Tw Telecom, Inc.–Class A(a)	80,200	1,285,606
Verizon Communications, Inc.	43,600	1,543,440
Vimpel-Communications (Sponsored) (ADR)	38,900	1,154,552
Windstream Corp.	57,000	703,380

		7,289,935

WIRELESS TELECOMMUNICATION SERVICES–4.2%
America Movil SAB de CV Series L (ADR)	18,960	1,000,140
MTN Group Ltd.	45,000	712,305
Sprint Nextel Corp.	43,000	408,500
Vodafone Group PLC (ADR)	35,100	1,034,046

		3,154,991

		10,444,926

ENERGY–5.0%
OIL, GAS & CONSUMABLE FUELS–5.0%
China Shenhua Energy Co. Ltd.–Class H	141,500	556,900
Peabody Energy Corp.	4,800	422,640
Spectra Energy Corp	14,300	410,982
Williams Cos, Inc.	59,450	2,396,429

		3,786,951

INDUSTRIALS–2.0%
CONSTRUCTION & ENGINEERING–2.0%
Fluor Corp.	7,950	1,479,336

Total Common Stocks (cost $52,075,623)		70,990,169

CONVERTIBLE–PREFERRED STOCKS–2.0%
UTILITIES–2.0%
ELECTRIC UTILITIES–2.0%
Entergy Corp. 7.625% (cost $1,065,400)	21,400	1,512,980

3

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–1.9%
ENERGY–1.9%
OIL, GAS & CONSUMABLE FUELS–1.9%
Tortoise Energy Capital Corp. (cost $1,411,234)	55,534	$1,402,233

NON-CONVERTIBLE– PREFERRED STOCKS–1.1%
OTHER INSTRUMENTS–1.1%
Georgia Power Co. 6.00% (cost $861,200)	34,000	860,200

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.5%
TIME DEPOSIT–1.5%
Bank of New York 1.00%, 7/01/08 (cost $1,115,000)	$1,115	$1,115,000

TOTAL INVESTMENTS–100.9% (cost $56,528,457)		75,880,582
Other assets less liabilities–(0.9)%		(708,369)

NET ASSETS–100.0%		$75,172,213

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

UTILITY INCOME PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$61,402,243		$–0	–
Level 2	$14,478,339		–0	–
Level 3	–0	–	–0	–

Total	$75,880,582		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities		Other Financial Instruments
Balance as of 12/31/07	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

5

UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $56,528,457)	$75,880,582
Cash	13,801
Dividends and interest receivable	184,541
Receivable for capital stock sold	24,549

Total assets	76,103,473

LIABILITIES
Payable for investment securities purchased	596,434
Payable for capital stock redeemed	193,351
Advisory fee payable	34,540
Administrative fee payable	25,345
Distribution fee payable	3,174
Transfer Agent fee payable	85
Accrued expenses	78,331

Total liabilities	931,260

NET ASSETS	$75,172,213

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,017
Additional paid-in capital	52,085,343
Undistributed net investment income	966,180
Accumulated net realized gain on investment and foreign currency transactions	2,764,751
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	19,352,922

$75,172,213

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$59,940,787	2,403,152	$24.94
B	$15,231,426	614,009	$24.81

See notes to financial statements.

6

UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $29,749)	$1,335,166
Interest	12,110

Total investment income	1,347,276

EXPENSES
Advisory fee (see Note B)	212,831
Distribution fee—Class B	19,352
Transfer agency—Class A	945
Transfer agency—Class B	234
Custodian	50,455
Administrative	46,100
Audit	24,000
Printing	8,079
Legal	7,225
Directors’ fees	872
Miscellaneous	3,703

Total expenses	373,796

Net investment income	973,480

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,838,838
Foreign currency transactions	(14,536)
Net change in unrealized appreciation/depreciation of:
Investments	(7,408,705)
Foreign currency denominated assets and liabilities	543

Net loss on investment and foreign currency transactions	(4,583,860)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,610,380)

See notes to financial statements.

7

UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$973,480	$1,953,308
Net realized gain on investment and foreign currency transactions	2,824,302	8,218,893
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(7,408,162)	6,272,021

Net increase (decrease) in net assets from operations	(3,610,380)	16,444,222
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,577,599)	(1,533,201)
Class B	(353,633)	(318,889)
Net realized gain on investment and foreign currency transactions
Class A	(6,441,134)	(51,536)
Class B	(1,605,745)	(11,702)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	2,311,459	(7,465,877)

Total increase (decrease)	(11,277,032)	7,063,017
NET ASSETS
Beginning of period	86,449,245	79,386,228

End of period (including undistributed net investment income of $966,180 and $1,923,932, respectively)	$75,172,213	$86,449,245

See notes to financial statements.

8

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Utility Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is current income and long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

9

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008 amounted to $35,863, of which $348 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

10

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$14,256,860		$20,057,855
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$20,176,375
Gross unrealized depreciation	(824,250)

Net unrealized appreciation	$19,352,125

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

11

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	713,428	526,823	$18,258,136	$14,519,248
Shares issued in reinvestment of dividends and distributions	325,832	58,456	8,018,733	1,584,737
Shares redeemed	(951,268)	(905,371)	(24,254,994)	(24,466,121)

Net increase (decrease)	87,992	(320,092)	$2,021,875	$(8,362,136)

Class B
Shares sold	51,467	181,156	$1,361,308	$4,923,828
Shares issued in reinvestment of dividends and distributions	80,007	12,249	1,959,378	330,591
Shares redeemed	(113,604)	(159,441)	(3,031,102)	(4,358,160)

Net increase	17,870	33,964	$289,584	$896,259

12

AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$1,852,090	$1,728,067
Long-term capital gains	63,238	–0	–

Total taxable distributions	1,915,328	1,728,067

Total distributions paid	$1,915,328	$1,728,067

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,334,537
Undistributed long-term capital gains	7,619,942
Unrealized appreciation/(depreciation)	26,717,863	(a)

Total accumulated earnings/(deficit)	$36,672,342

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act,

13

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

14

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$29.73	$24.85	$20.64	$18.17	$14.95	$12.86

Income From Investment Operations
Net investment income (a)	.34	.65	.59	.53	.43	(b)	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.45)	4.85	4.20	2.35	3.13	2.18

Net increase (decrease) in net asset value from operations	(1.11)	5.50	4.79	2.88	3.56	2.53

Less: Dividends and Distributions
Dividends from net investment income	(.72)	(.60)	(.58)	(.41)	(.34)	(.44)
Distributions from net realized gain on investment and foreign currency transactions	(2.96)	(.02)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(3.68)	(.62)	(.58)	(.41)	(.34)	(.44)

Net asset value, end of period	$24.94	$29.73	$24.85	$20.64	$18.17	$14.95

Total Return
Total investment return based on net asset value (c)	(3.57	)%*	22.35	%*	23.76%	16.05%	24.33%	19.88%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,941	$68,833	$65,490	$58,468	$52,391	$43,323
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.92	%(d)	.90%	.95	%(e)	.97%	1.08%	1.48%
Expenses, before waivers and reimbursements	.92	%(d)	.90%	.95	%(e)	.97%	1.21%	1.48%
Net investment income	2.56	%(d)	2.39%	2.67	%(e)	2.72%	2.69	%(b)	2.60%
Portfolio turnover rate	19%	34%	48%	52%	48%	76%

See footnote summary on page 16.

15

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31 ,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$29.55	$24.72	$20.54	$18.10	$14.92	$12.86

Income From Investment Operations
Net investment income (a)	.30	.58	.53	.48	.38	(b)	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.43)	4.82	4.19	2.34	3.13	2.21

Net increase (decrease) in net asset value from operations	(1.13)	5.40	4.72	2.82	3.51	2.49

Less: Dividends and Distributions
Dividends from net investment income	(.65)	(.55)	(.54)	(.38)	(.33)	(.43)
Distributions from net realized gain on investment and foreign currency transactions	(2.96)	(.02)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(3.61)	(.57)	(.54)	(.38)	(.33)	(.43)

Net asset value, end of period	$24.81	$29.55	$24.72	$20.54	$18.10	$14.92

Total Return
Total investment return based on net asset value (c)	(3.67	)%*	22.04	%*	23.49%	15.76%	24.01%	19.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,231	$17,616	$13,896	$9,766	$6,517	$2,802
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.17	%(d)	1.16%	1.20	%(e)	1.22%	1.30%	1.73%
Expenses, before waivers and reimbursements	1.17	%(d)	1.16%	1.20	%(e)	1.22%	1.43%	1.73%
Net investment income	2.32	%(d)	2.14%	2.41	%(e)	2.45%	2.41	%(b)	2.07%
Portfolio turnover rate	19%	34%	48%	52%	48%	76%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2008 and the year ended December 31, 2007 by 0.03% and 0.27%, respectively.

16

UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Utility Income Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

17

UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Standard & Poor’s 500 GICS Utilities Composite (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (May 1994 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and Performance Universe for the 1-, 3- and 5-year periods and 2nd quintile of the Performance Group and Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

18

AllianceBernstein Variable Products Series Fund

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 11 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively modest size (less than $80 million as of February 29, 2008) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Utility Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$76.9	Utility Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.11% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Utility Income Portfolio	Class A 0.90%	December 31
Class B 1.16%

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Utility Income Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Utility Income Fund, Inc.4 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Utility Income Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Utility Income Portfolio	Utility Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

4	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

21

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Portfolio.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[7]	Lipper Group Median	Rank
Utility Income Portfolio	0.550	0.675	1/8

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Utility Income Portfolio	0.950	0.807	8/8	0.809	10/11

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $39,985 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $85,306 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.10

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,11 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 12 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their

10	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

11	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

12	The Deli study was originally published in 2002 based on 1997 data.

23

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

comparable peers.13 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended January 31, 3008.16

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	13.80	13.02	13.02	4/8	6/12
3 year	18.26	18.25	18.27	4/7	6/10
5 year	20.57	20.57	20.90	4/7	6/10
10 year	9.48	9.13	9.13	2/6	3/8

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Utility Income Portfolio	13.80	18.26	20.57	9.48	10.66
S&P 500 GICS Utility Composite	11.54	15.50	20.54	7.46	9.84
Inception Date: May 11, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

13	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each classes’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each classes’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Value Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$837.77	$2.92	0.64%
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.22	0.64%

Class B
Actual	$1,000	$836.22	$4.11	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.39	$4.52	0.90%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$20,243,461	6.9%
Chevron Corp.	12,302,033	4.2
AT&T, Inc.	11,201,925	3.8
General Electric Co.	9,800,568	3.4
ConocoPhillips	9,391,805	3.2
Pfizer, Inc.	7,529,570	2.6
JP Morgan Chase & Co.	7,143,342	2.4
Verizon Communications, Inc.	6,170,220	2.1
Procter & Gamble Co.	5,910,732	2.0
Bank of America Corp.	5,829,054	2.0

	$95,522,710	32.6%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$67,214,303	23.1%
Energy	59,826,409	20.6
Consumer Staples	28,120,186	9.7
Health Care	27,132,470	9.3
Telecommunication Services	21,554,453	7.4
Industrials	20,896,173	7.2
Consumer Discretionary	20,742,496	7.1
Materials	17,868,021	6.2
Information Technology	15,534,576	5.4
Utilities	3,767,800	1.3
Short-Term Investments	7,833,000	2.7

Total Investments	$290,489,887	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.6%

FINANCIALS–23.0%
CAPITAL MARKETS–2.1%
Deutsche Bank AG	12,100	$1,032,735
The Goldman Sachs Group, Inc.	3,600	629,640
Lehman Brothers Holdings, Inc.	18,100	358,561
Merrill Lynch & Co., Inc.	33,100	1,049,601
Morgan Stanley	84,500	3,047,915

		6,118,452

COMMERCIAL BANKS–2.7%
BB&T Corp.	13,500	307,395
Comerica, Inc.	33,800	866,294
Fifth Third Bancorp	35,900	365,462
Keycorp	37,200	408,456
National City Corp.	67,300	321,021
SunTrust Banks, Inc.	19,600	709,912
U.S. Bancorp	37,400	1,043,086
Wachovia Corp.	113,600	1,764,208
Wells Fargo & Co.	85,300	2,025,875

		7,811,709

CONSUMER FINANCE–0.6%
Discover Financial Services	144,000	1,896,480

DIVERSIFIED FINANCIAL SERVICES–6.2%
Bank of America Corp.	244,200	5,829,054
Citigroup, Inc.	302,800	5,074,928
JP Morgan Chase & Co.	208,200	7,143,342

		18,047,324

INSURANCE–9.7%
ACE Ltd.	42,100	2,319,289
Allstate Corp.	65,000	2,963,350
American International Group, Inc.	139,400	3,688,524
Chubb Corp.	51,200	2,509,312
Fidelity National Financial, Inc.–Class A	62,700	790,020
Genworth Financial, Inc.– Class A	91,100	1,622,491
Hartford Financial Services Group, Inc.	40,700	2,627,999
MetLife, Inc.	46,000	2,427,420
Old Republic International Corp.	70,300	832,352
PartnerRe Ltd.	4,300	297,259
RenaissanceRe Holdings Ltd.	16,300	728,121
Safeco Corp.	20,700	1,390,212
Torchmark Corp.	12,700	744,855
The Travelers Co., Inc.	63,600	2,760,240
Unum Group	95,000	1,942,750
XL Capital Ltd.–Class A	31,700	651,752

		28,295,946

THRIFTS & MORTGAGE FINANCE–1.7%
Federal Home Loan Mortgage Corp.	96,300	1,579,320
Federal National Mortgage Association	120,800	2,356,808

Company	Shares	U.S. $ Value

Washington Mutual, Inc. (Private Placement)(a)	163,600	$806,548
Washington Mutual, Inc.	61,200	301,716

		5,044,392

		67,214,303

ENERGY–20.4%
OIL, GAS & CONSUMABLE FUELS–20.4%
Anadarko Petroleum Corp.	46,900	3,509,996
Apache Corp.	16,500	2,293,500
BP PLC (Sponsored) (ADR)	24,800	1,725,336
Chevron Corp.	124,100	12,302,033
ConocoPhillips	99,500	9,391,805
Devon Energy Corp.	8,100	973,296
Exxon Mobil Corp.	229,700	20,243,461
Marathon Oil Corp.	35,600	1,846,572
Occidental Petroleum Corp.	16,900	1,518,634
Royal Dutch Shell PLC (ADR)	21,900	1,789,449
Sunoco, Inc.	14,900	606,281
Total SA (Sponsored) (ADR)	23,400	1,995,318
Valero Energy Corp.	39,600	1,630,728

		59,826,409

CONSUMER STAPLES–9.6%
BEVERAGES–1.6%
The Coca-Cola Co.	11,500	597,770
Coca-Cola Enterprises, Inc.	93,000	1,608,900
Molson Coors Brewing Co.–Class B	17,300	939,909
Pepsi Bottling Group, Inc.	54,000	1,507,680

		4,654,259

FOOD & STAPLES RETAILING–2.2%
The Kroger Co.	59,500	1,717,765
Safeway, Inc.	63,200	1,804,360
Supervalu, Inc.	68,100	2,103,609
Wal-Mart Stores, Inc.	14,500	814,900

		6,440,634

FOOD PRODUCTS–1.7%
ConAgra Foods, Inc.	53,000	1,021,840
Del Monte Foods Co.	76,600	543,860
Kraft Foods, Inc.–Class A	22,400	637,280
Sara Lee Corp.	119,800	1,467,550
Tyson Foods, Inc.–Class A	80,200	1,198,188

		4,868,718

HOUSEHOLD PRODUCTS–2.0%
Procter & Gamble Co.	97,200	5,910,732

TOBACCO–2.1%
Altria Group, Inc.	76,900	1,581,064
Philip Morris International, Inc.	66,100	3,264,679
Reynolds American, Inc.	30,000	1,400,100

		6,245,843

		28,120,186

3

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–9.3%
BIOTECHNOLOGY–0.6%
Amgen, Inc.(a)	37,800	$1,782,648

HEALTH CARE PROVIDERS & SERVICES–1.4%
AmerisourceBergen Corp.– Class A	16,600	663,834
Cardinal Health, Inc.	28,700	1,480,346
McKesson Corp.	31,800	1,777,938

		3,922,118

PHARMACEUTICALS–7.3%
GlaxoSmithKline PLC (Sponsored) (ADR)	34,500	1,525,590
Johnson & Johnson	53,500	3,442,190
Merck & Co., Inc.	92,300	3,478,787
Pfizer, Inc.	431,000	7,529,570
Sanofi-Aventis SA (ADR)	38,500	1,279,355
Schering-Plough Corp.	82,800	1,630,332
Wyeth	53,000	2,541,880

		21,427,704

		27,132,470

TELECOMMUNICATION SERVICES–7.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–6.0%
AT&T, Inc.	332,500	11,201,925
Verizon Communications, Inc.	174,300	6,170,220

		17,372,145

WIRELESS TELECOMMUNICATION SERVICES–1.4%
Sprint Nextel Corp.	254,800	2,420,600
Vodafone Group PLC Sponsored (ADR)	59,800	1,761,708

		4,182,308

		21,554,453

INDUSTRIALS–7.1%
AEROSPACE & DEFENSE–0.7%
Lockheed Martin Corp.	5,700	562,362
Northrop Grumman Corp.	25,000	1,672,500

		2,234,862

COMMERCIAL SERVICES & SUPPLIES–0.6%
Allied Waste Industries, Inc.(a)	137,100	1,730,202

INDUSTRIAL CONGLOMERATES–4.6%
3M Co.	12,500	869,875
General Electric Co.	367,200	9,800,568
Tyco International Ltd.	67,770	2,713,511

		13,383,954

Company	Shares	U.S. $ Value

MACHINERY–0.6%
Caterpillar, Inc.	22,500	$1,660,950

ROAD & RAIL–0.6%
Avis Budget Group, Inc.(a)	36,900	308,853
Ryder System, Inc.	22,900	1,577,352

		1,886,205

		20,896,173

CONSUMER DISCRETIONARY–7.1%
AUTO COMPONENTS–0.7%
Autoliv, Inc.	27,900	1,300,698
Magna International, Inc.– Class A	14,500	858,980

		2,159,678

AUTOMOBILES–0.3%
General Motors Corp.	80,700	928,050

HOTELS, RESTAURANTS & LEISURE–0.2%
McDonald’s Corp.	9,000	505,980

HOUSEHOLD DURABLES–0.6%
Black & Decker Corp.	13,500	776,385
Centex Corp.	29,600	395,752
KB Home	31,200	528,216
Newell Rubbermaid, Inc.	13,100	219,949

		1,920,302

LEISURE, EQUIPMENT & PRODUCTS–0.2%
Brunswick Corp.	53,500	567,100

MEDIA–2.1%
CBS Corp.–Class B	83,300	1,623,517
Gannett Co., Inc.	63,000	1,365,210
Time Warner, Inc.	91,800	1,358,640
Viacom, Inc.–Class B(a)	41,300	1,261,302
The Walt Disney Co.	13,500	421,200

		6,029,869

MULTILINE RETAIL–0.9%
Family Dollar Stores, Inc.	48,800	973,072
Macy’s, Inc.	79,700	1,547,774

		2,520,846

SPECIALTY RETAIL–1.6%
The Gap, Inc.	89,200	1,486,964
Home Depot, Inc.	86,100	2,016,462
Limited Brands, Inc.	39,500	665,575
Office Depot, Inc.(a)	43,000	470,420

		4,639,421

TEXTILES APPAREL & LUXURY GOODS–0.5%
Jones Apparel Group, Inc.	107,000	1,471,250

		20,742,496

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–6.1%
CHEMICALS–2.5%
Ashland, Inc.	22,300	$1,074,860
Dow Chemical Co.	91,600	3,197,756
E.I. Du Pont de Nemours & Co.	69,200	2,967,988

		7,240,604

CONTAINERS & PACKAGING–1.6%
Ball Corp.	38,300	1,828,442
Owens-Illinois, Inc.(a)	34,900	1,454,981
Smurfit-Stone Container Corp.(a)	82,700	336,589
Sonoco Products Co.	40,400	1,250,380

		4,870,392

METALS & MINING–2.0%
Alcoa, Inc.	81,800	2,913,716
ArcelorMittal	28,700	2,843,309

		5,757,025

		17,868,021

INFORMATION TECHNOLOGY–5.3%
COMMUNICATIONS EQUIPMENT–0.3%
Motorola, Inc.	124,500	913,830

COMPUTERS & PERIPHERALS–1.1%
International Business Machines Corp.	8,300	983,799
Lexmark International, Inc.–Class A(a)	36,100	1,206,823
Western Digital Corp.(a)	31,600	1,091,148

		3,281,770

ELECTRONIC EQUIPMENT & INSTRUMENTS–2.5%
Arrow Electronics, Inc.(a)	42,800	1,314,816
Avnet, Inc.(a)	55,600	1,516,768
Flextronics International Ltd.(a)	211,318	1,986,389
Ingram Micro, Inc.–Class A(a)	55,200	979,800
Sanmina-SCI Corp.(a)	111,000	142,080
Tech Data Corp.(a)	21,100	715,079
Vishay Intertechnology, Inc.(a)	66,500	589,855

		7,244,787

Company	Shares	U.S. $ Value

IT SERVICES–0.7%
Electronic Data Systems Corp.	81,900	$2,018,016

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	190,300	2,076,173

		15,534,576

UTILITIES–1.3%
ELECTRIC UTILITIES–0.7%
Entergy Corp.	9,400	1,132,512
Pinnacle West Capital Corp.	26,600	818,482

		1,950,994

MULTI-UTILITIES–0.6%
Dominion Resources, Inc.	35,400	1,681,146
Wisconsin Energy Corp.	3,000	135,660

		1,816,806

		3,767,800

Total Common Stocks (cost $320,237,810)		282,656,887

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.7%
TIME DEPOSIT–2.7%
Bank of New York 1.00%, 7/01/08 (cost $7,833,000)	$7,833	7,833,000

TOTAL INVESTMENTS–99.3% (cost $328,070,810)		290,489,887
Other assets less liabilities–0.7%		2,097,845

NET ASSETS–100.0%		$292,587,732

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

VALUE PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities	Other Financial Instruments*
Level 1	$281,850,339	$–0	–
Level 2	7,833,000	–0	–
Level 3	806,548	–0	–

Total	$290,489,887	$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/2007	$–0	–	$–0	–
Accrued discounts/premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	(624,952)		–0	–
Net purchases (sales)	1,431,500		–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 06/30/08	$806,548		$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$(624,952)		$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

6

VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $328,070,810)	$290,489,887
Cash	612
Receivable for investment securities sold	1,190,342
Receivable for capital stock sold	615,706
Dividends and interest receivable	588,494

Total assets	292,885,041

LIABILITIES
Advisory fee payable	140,411
Distribution fee payable	63,327
Custodian fee payable	31,240
Administrative fee payable	25,098
Audit fee payable	17,922
Payable for capital stock redeemed	5,093
Transfer Agent fee payable	84
Accrued expenses	14,134

Total liabilities	297,309

NET ASSETS	$292,587,732

COMPOSITION OF NET ASSETS
Capital stock, at par	$27,178
Additional paid-in capital	322,617,982
Undistributed net investment income	3,230,294
Accumulated net realized gain on investment transactions	4,293,201
Net unrealized depreciation of investments	(37,580,923)

$292,587,732

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,232,415	205,514	$10.86
B	$290,355,317	26,972,235	$10.76

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $42,612)	$4,657,319
Interest	61,248

Total investment income	4,718,567

EXPENSES
Advisory fee (see Note B)	875,318
Distribution fee—Class B	394,417
Transfer agency—Class A	17
Transfer agency—Class B	1,864
Custodian	51,925
Administrative	46,100
Audit	24,000
Printing	17,238
Legal	8,376
Directors’ fees	887
Miscellaneous	1,757

Total expenses	1,421,899

Net investment income	3,296,668

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	5,267,284
Net change in unrealized appreciation/depreciation of investments	(64,917,506)

Net loss on investment transactions	(59,650,222)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(56,353,554)

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,296,668	$6,065,733
Net realized gain on investment transactions	5,267,284	14,647,507
Net change in unrealized appreciation/depreciation of investments	(64,917,506)	(35,981,133)

Net decrease in net assets from operations	(56,353,554)	(15,267,893)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(57,044)	(49,063)
Class B	(6,041,578)	(3,942,894)
Net realized gain on investment transactions
Class A	(127,985)	(96,737)
Class B	(15,403,529)	(9,006,172)
CAPITAL STOCK TRANSACTIONS
Net increase	38,048,736	51,206,829

Total increase (decrease)	(39,934,954)	22,844,070
NET ASSETS
Beginning of period	332,522,686	309,678,616

End of period (including undistributed net investment income of $3,230,294 and $6,032,248, respectively)	$292,587,732	$332,522,686

See notes to financial statements.

9

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 1, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

10

AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2008, there were no such expenses waived by the Adviser.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $56,242, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$63,980,406		$45,926,462
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$34,558,787
Gross unrealized depreciation	(72,139,710)

Net unrealized depreciation	$(37,580,923)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

12

AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	12,049	206,091	$147,780	$3,225,348
Shares issued in reinvestment of dividends and distributions	15,317	9,376	185,029	145,800
Shares redeemed	(59,229)	(47,296)	(739,159)	(696,046)

Net increase (decrease)	(31,863)	168,171	$(406,350)	$2,675,102

Class B
Shares sold	2,702,027	5,790,699	$34,427,363	$86,474,219
Shares issued in reinvestment of dividends and distributions	1,790,076	839,758	21,445,107	12,949,066
Shares redeemed	(1,394,182)	(3,402,775)	(17,417,384)	(50,891,558)

Net increase	3,097,921	3,227,682	$38,455,086	$48,531,727

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$4,471,057	$2,470,139
Net long-term capital gains	8,623,809	6,241,661

Total distributions paid	$13,094,866	$8,711,800

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,980,701
Undistributed long-term capital gains	11,474,397
Accumulated capital and other losses	(861,183	)(a)
Unrealized appreciation/(depreciation)	27,332,347	(b)

Total accumulated earnings/(deficit)	$47,926,262

(a)	Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008, post October capital losses of $861,183.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged

14

AllianceBernstein Variable Products Series Fund

shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

15

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004(a)		2003
Net asset value, beginning of period	$13.92		$15.08	$12.94		$12.63		$11.20		$8.76

Income From Investment Operations
Net investment income (b)	.14		.32	.26		.22	(c)	.25	(c)	.16	(c)
Net realized and unrealized gain (loss) on investment transactions	(2.30)		(.85)	2.42		.49		1.18		2.36

Net increase (decrease) in net asset value from operations	(2.16)		(.53)	2.68		.71		1.43		2.52

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.21)	(.16)		(.18)		–0	–	(.08)
Distributions from net realized gain on investment transactions	(.62)		(.42)	(.38)		(.22)		–0	–	–0	–

Total dividends and distributions	(.90)		(.63)	(.54)		(.40)		–0	–	(.08)

Net asset value, end of period	$10.86		$13.92	$15.08		$12.94		$12.63		$11.20

Total Return
Total investment return based on net asset value (d)	(16.22)%		(3.95)%	21.32%		5.74%		12.77%		28.94%

Ratios/Supplemental Data
Net assets, end of period	$2,233		$3,305,460	$1,043,677		$290,673		$5,699		$239
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.64	%(e)	.65%	.69	%(f)	.73%		.79	%(e)	.99%
Expenses, before waivers and reimbursements	.64	%(e)	.65%	.69	%(f)	.74%		.98	%(e)	1.06%
Net investment income	2.30	%(e)	2.17%	1.89	%(f)	1.74	%(c)	2.02	%(c)(e)	1.51	%(c)
Portfolio turnover rate	15%		20%	17%		21%		27%		27%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005		2004		2003
Net asset value, beginning of period	$13.79		$14.95	$12.84		$12.54		$11.16		$8.75

Income From Investment Operations
Net investment income (b)	.13		.27	.22		.17	(c)	.17	(c)	.12	(c)
Net realized and unrealized gain (loss) on investment transactions	(2.30)		(.83)	2.40		.50		1.31		2.36

Net increase (decrease) in net asset value from operations	(2.17)		(.56)	2.62		.67		1.48		2.48

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.18)	(.13)		(.15)		(.10)		(.07)
Distributions from net realized gain on investment transactions	(.62)		(.42)	(.38)		(.22)		–0	–	–0	–

Total dividends and distributions	(.86)		(.60)	(.51)		(.37)		(.10)		(.07)

Net asset value, end of period	$10.76		$13.79	$14.95		$12.84		$12.54		$11.16

Total Return
Total investment return based on net asset value (d)	(16.38)%		(4.16)%	21.03%		5.48%		13.37%		28.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$290,355		$329,217	$308,635		$191,583		$151,793		$117,561
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.90	%(e)	.90%	.94	%(f)	.98%		.97%		1.24%
Expenses, before waivers and reimbursements	.90	%(e)	.90%	.94	%(f)	.99%		1.15%		1.33%
Net investment income	2.07	%(e)	1.82%	1.64	%(f)	1.38	%(c)	1.45	%(c)	1.29	%(c)
Portfolio turnover rate	15%		20%	17%		21%		27%		27%

(a)	There were no Class A shares outstanding for the period May 11, 2004 through October 3, 2004.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived or reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

17

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Value Portfolio (the “Portfolio”) at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2008 and (in the case of the Index) the since inception period (July 2002 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period and 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3- and 5-year periods, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The

19

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 3 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$313.7	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.03% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Portfolio and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Portfolios, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

21

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.65%	December 31
	Class B 1.45%	0.90%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Value Portfolio	$313.7	Diversified Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.342	0.550

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Value Portfolio	Value Fund	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
Value Portfolio	Client #1	0.25% on 1st $500 million 0.20% thereafter	0.250		0.550

	Client #2[6]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter	0.500		0.550

	Client #3	0.23% on 1st $300 million 0.20% thereafter	0.229		0.550

	Client #4	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter	0.271		0.550

	Client #6	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter	0.265		0.550

	Client #7	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[7]	0.150	[8]	0.550

	Client #8	0.35%	0.350		0.550

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

5	It should be noted that the AllianceBernstein Mutual Portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Portfolio.

6	This is the fee schedule of a Portfolio managed by an affiliate of the Adviser. Assets are aggregated with other General Equity Portfolios for purposes of calculating the investment advisory fee.

7	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from –50% to +50% of the base fee.

8	This calculation excludes the performance fee.

23

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Value Portfolio	0.550	0.750	3/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.688	0.800	3/15	0.806	7/30

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into

9	It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized Portfolios that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different Portfolios categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $825,695 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $703,976 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.14

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their

14	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2007.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

25

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

comparable peers.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended January 31, 2008.20

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–8.16	–4.50	–6.65	13/15	28/42
3 year	6.51	7.37	6.72	11/14	21/37
5 year	12.02	12.24	12.29	9/14	20/35

17	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a Portfolio from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Value Portfolio	–	8.16	6.51	12.02	12.17	9.41	0.91	5
Russell 1000 Value Index	–	5.38	8.48	14.25	13.87	9.28	1.13	5
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein U.S. Large Cap Blended Style Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Large Cap Blended Style	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$852.88	$5.53	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02	1.20%

Class B
Actual	$1,000	$851.30	$6.67	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.65	$7.27	1.45%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$475,902	3.5%
Apple, Inc.	471,344	3.5
Google, Inc.—Class A	463,250	3.4
Hewlett-Packard Co.	350,143	2.6
Chevron Corp.	302,347	2.2
AT&T, Inc.	282,996	2.1
Schlumberger Ltd.	282,004	2.1
Monsanto Co.	278,168	2.1
Gilead Sciences, Inc.	263,426	2.0
CME Group, Inc.—Class A	249,073	1.8

	$3,418,653	25.3%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$2,466,224	18.5%
Financials	2,321,428	17.4
Energy	2,210,432	16.6
Health Care	1,797,097	13.5
Consumer Staples	1,242,609	9.3
Industrials	912,244	6.8
Materials	865,543	6.5
Consumer Discretionary	724,005	5.4
Telecommunication Services	680,206	5.1
Utilities	124,321	0.9

Total Investments	$13,344,109	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.9%

INFORMATION TECHNOLOGY–18.3%
COMMUNICATIONS EQUIPMENT–4.2%
Cisco Systems, Inc.(a)	8,875	$206,433
Motorola, Inc.	6,600	48,444
Nokia OYJ (Sponsored)–Class A (ADR)	1,450	35,525
QUALCOMM, Inc.	1,625	72,101
Research In Motion Ltd.(a)	1,760	205,744

		568,247

COMPUTERS & PERIPHERALS–6.5%
Apple, Inc.(a)	2,815	471,344
Hewlett-Packard Co.	7,920	350,143
International Business Machines Corp.	200	23,706
Lexmark International, Inc.–Class A(a)	900	30,087

		875,280

ELECTRONIC EQUIPMENT & INSTRUMENTS–1.1%
Arrow Electronics, Inc.(a)	1,000	30,720
Avnet, Inc.(a)	1,200	32,736
Flextronics International Ltd.(a)	3,600	33,840
Ingram Micro, Inc.–Class A(a)	1,300	23,075
Sanmina-SCI Corp.(a)	3,000	3,840
Tech Data Corp.(a)	500	16,945

		141,156

INTERNET SOFTWARE & SERVICES–3.4%
Google, Inc.–Class A(a)	880	463,250

IT SERVICES–0.1%
Electronic Data Systems Corp.	500	12,320

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Broadcom Corp.–Class A(a)	1,337	36,486
Intel Corp.	1,100	23,628
MEMC Electronic Materials, Inc.(a)	2,170	133,542
Nvidia Corp.(a)	4,825	90,324

		283,980

SOFTWARE–0.9%
Electronic Arts, Inc.(a)	450	19,993
Microsoft Corp.	650	17,882
Salesforce.com, Inc.(a)	700	47,761
VMware, Inc.–Class A(a)	675	36,355

		121,991

		2,466,224

FINANCIALS–17.2%
CAPITAL MARKETS–3.6%
The Blackstone Group LP	1,675	30,502
Deutsche Bank AG	375	32,006

Company	Shares	U.S. $ Value

Franklin Resources, Inc.	1,315	$120,520
The Goldman Sachs Group, Inc.	675	118,057
Lehman Brothers Holdings, Inc.	500	9,905
Merrill Lynch & Co., Inc.	3,000	95,130
Morgan Stanley	2,000	72,140

		478,260

COMMERCIAL BANKS–1.5%
Comerica, Inc.	900	23,067
Fifth Third Bancorp	1,700	17,306
Keycorp	600	6,588
SunTrust Banks, Inc.	135	4,890
U.S. Bancorp	800	22,312
Wachovia Corp.	3,800	59,014
Wells Fargo & Co.	2,800	66,500

		199,677

CONSUMER FINANCE–0.3%
Discover Financial Services	3,400	44,778

DIVERSIFIED FINANCIAL SERVICES–5.5%
Bank of America Corp.	6,400	152,768
Citigroup, Inc.	7,600	127,376
CME Group, Inc.–Class A	650	249,073
JP Morgan Chase & Co.	5,100	174,981
NYSE Euronext	810	41,035

		745,233

INSURANCE–5.3%
ACE Ltd.	1,100	60,599
Allstate Corp.	1,500	68,385
American International Group, Inc.	3,300	87,318
Chubb Corp.	275	13,478
Everest Re Group Ltd.	475	37,862
Genworth Financial, Inc.–Class A	2,400	42,744
Hartford Financial Services Group, Inc.	900	58,113
MetLife, Inc.	1,500	79,155
Old Republic International Corp.	1,800	21,312
Renaissancere Holdings Ltd.	800	35,736
Safeco Corp.	500	33,580
Torchmark Corp.	600	35,190
The Travelers Co., Inc.	2,000	86,800
Unum Group	2,100	42,945
XL Capital Ltd.–Class A	600	12,336

		715,553

THRIFTS & MORTGAGE FINANCE–1.0%
Federal Home Loan Mortgage Corp.	2,100	34,440
Federal National Mortgage Association	4,900	95,599
Washington Mutual, Inc.	1,600	7,888

		137,927

		2,321,428

3

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–16.4%
ENERGY EQUIPMENT & SERVICES–4.2%
Baker Hughes, Inc.	525	$45,853
Cameron International Corp.(a)	1,200	66,420
National Oilwell Varco, Inc.(a)	850	75,412
Schlumberger Ltd.	2,625	282,004
Transocean, Inc.(a)	610	92,958

		562,647

OIL, GAS & CONSUMABLE FUELS–12.2%
Anadarko Petroleum Corp.	1,100	82,324
Apache Corp.	625	86,875
BP PLC (Sponsored) (ADR)	600	41,742
Chevron Corp.	3,050	302,347
ConocoPhillips	2,400	226,536
Devon Energy Corp.	200	24,032
EOG Resources, Inc.	1,475	193,520
Exxon Mobil Corp.	5,400	475,902
Marathon Oil Corp.	700	36,309
Occidental Petroleum Corp.	400	35,944
Royal Dutch Shell PLC (ADR)	500	40,855
Sunoco, Inc.	425	17,293
Total SA (Sponsored) (ADR)	600	51,162
Valero Energy Corp.	800	32,944

		1,647,785

		2,210,432

HEALTH CARE–13.3%
BIOTECHNOLOGY–4.4%
Amgen, Inc.(a)	700	33,012
Celgene Corp.(a)	2,950	188,416
Genentech, Inc.(a)	1,475	111,953
Gilead Sciences, Inc.(a)	4,975	263,426

		596,807

HEALTH CARE EQUIPMENT & SUPPLIES–2.2%
Alcon, Inc.	1,050	170,930
Baxter International, Inc.	1,150	73,531
Becton Dickinson & Co.	650	52,845

		297,306

HEALTH CARE PROVIDERS & SERVICES–1.4%
Cardinal Health, Inc.	600	30,948
Medco Health Solutions, Inc.(a)	3,400	160,480

		191,428

PHARMACEUTICALS–5.3%
Abbott Laboratories	2,600	137,722
Johnson & Johnson	1,200	77,208
Merck & Co., Inc.	2,000	75,380
Pfizer, Inc.	10,500	183,435
Sanofi-Aventis SA (ADR)	1,000	33,230
Schering-Plough Corp.	1,900	37,411
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	3,650	167,170

		711,556

		1,797,097

Company	Shares	U.S. $ Value

CONSUMER STAPLES–9.2%
BEVERAGES–1.7%
The Coca-Cola Co.	1,475	$76,671
Coca-Cola Enterprises, Inc.	2,100	36,330
Pepsi Bottling Group, Inc.	1,200	33,504
PepsiCo, Inc.	1,275	81,077

		227,582

FOOD & STAPLES RETAILING–2.6%
Costco Wholesale Corp.	1,600	112,224
The Kroger Co.	2,200	63,514
Safeway, Inc.	1,600	45,680
Supervalu, Inc.	1,800	55,602
Wal-Mart Stores, Inc.	1,450	81,490

		358,510

FOOD PRODUCTS–1.6%
Del Monte Foods Co.	1,800	12,780
Kraft Foods, Inc.–Class A	600	17,070
Tyson Foods, Inc.–Class A	2,000	29,880
WM Wrigley Jr Co.	2,025	157,504

		217,234

HOUSEHOLD PRODUCTS–1.9%
Colgate-Palmolive Co.	950	65,645
Procter & Gamble Co.	3,065	186,383

		252,028

TOBACCO–1.4%
Altria Group, Inc.	1,900	39,064
Philip Morris International, Inc.	2,150	106,188
Reynolds American, Inc.	900	42,003

		187,255

		1,242,609

INDUSTRIALS–6.8%
AEROSPACE & DEFENSE–1.7%
Honeywell International, Inc.	3,650	183,522
Northrop Grumman Corp.	600	40,140

		223,662

COMMERCIAL SERVICES & SUPPLIES–0.3%
Allied Waste Industries, Inc.(a)	3,500	44,170

CONSTRUCTION & ENGINEERING–0.9%
Fluor Corp.	470	87,458
Foster Wheeler Ltd.(a)	400	29,260

		116,718

ELECTRICAL EQUIPMENT–0.2%
Emerson Electric Co.	500	24,725
First Solar, Inc.(a)	30	8,185

		32,910

INDUSTRIAL CONGLOMERATES–2.4%
General Electric Co.	8,900	237,541
Textron, Inc.	1,450	69,498
Tyco International Ltd.	300	12,012

		319,051

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–1.1%
Caterpillar, Inc.	600	$44,292
Deere & Co.	1,430	103,146

		147,438

ROAD & RAIL–0.2%
Avis Budget Group, Inc.(a)	900	7,533
Union Pacific Corp.	275	20,762

		28,295

		912,244

MATERIALS–6.4%
CHEMICALS–4.1%
Air Products & Chemicals, Inc.	1,075	106,275
Ashland, Inc.	500	24,100
Dow Chemical Co.	2,200	76,802
E.I. Du Pont de Nemours & Co.	1,625	69,696
Monsanto Co.	2,200	278,168

		555,041

CONTAINERS & PACKAGING–0.9%
Ball Corp.	800	38,192
Owens-Illinois, Inc.(a)	1,000	41,690
Smurfit-Stone Container Corp.(a)	1,900	7,733
Sonoco Products Co.	900	27,855

		115,470

METALS & MINING–1.4%
Alcoa, Inc.	2,000	71,240
ArcelorMittal	600	59,442
Rio Tinto PLC (ADR)	130	64,350

		195,032

		865,543

CONSUMER DISCRETIONARY–5.4%
AUTO COMPONENTS–0.4%
Autoliv, Inc.	850	39,627
Magna International, Inc.–Class A	250	14,810

		54,437

AUTOMOBILES–0.2%
General Motors Corp.	2,200	25,300

HOTELS, RESTAURANTS & LEISURE–0.7%
McDonald’s Corp.	875	49,193
Starbucks Corp.(a)	1,800	28,332
Yum! Brands, Inc.	550	19,299

		96,824

HOUSEHOLD DURABLES–0.2%
Centex Corp.	900	12,033
KB Home	800	13,544

		25,577

Company	Shares	U.S. $ Value

LEISURE, EQUIPMENT & PRODUCTS–0.1%
Brunswick Corp.	1,300	$13,780

MEDIA–1.6%
CBS Corp.–Class B	2,375	46,289
Gannett Co., Inc.	1,400	30,338
Time Warner, Inc.	5,600	82,880
Viacom, Inc.–Class B(a)	1,000	30,540
The Walt Disney Co.	600	18,720

		208,767

MULTILINE RETAIL–0.9%
Family Dollar Stores, Inc.	1,100	21,934
Kohl’s Corp.(a)	1,110	44,444
Macy’s, Inc.	1,900	36,898
Target Corp.	375	17,434

		120,710

SPECIALTY RETAIL–0.8%
The Gap, Inc.	1,700	28,339
Home Depot, Inc.	2,200	51,524
Lowe’s Cos, Inc.	1,500	31,125

		110,988

TEXTILES APPAREL & LUXURY GOODS–0.5%
Jones Apparel Group, Inc.	2,100	28,875
Nike, Inc.–Class B	650	38,747

		67,622

		724,005

TELECOMMUNICATION SERVICES–5.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.4%
AT&T, Inc.	8,400	282,996
Verizon Communications, Inc.	4,900	173,460

		456,456

WIRELESS TELECOMMUNICATION SERVICES–1.6%
America Movil SAB de CV Series L (ADR)	1,875	98,906
Sprint Nextel Corp.	8,800	83,600
Vodafone Group PLC (ADR)	1,400	41,244

		223,750

		680,206

UTILITIES–0.9%
ELECTRIC UTILITIES–0.5%
American Electric Power Co., Inc.	1,400	56,322
Entergy Corp.	100	12,048

		68,370

5

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTI-UTILITIES–0.4%
Ameren Corp.	1,100	$46,453
Dominion Resources, Inc.	200	9,498

		55,951

		124,321

TOTAL INVESTMENTS–98.9% (cost $12,816,065)		13,344,109
Other assets less liabilities–1.1%		144,541

NET ASSETS–100.0%		$13,488,650

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

6

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO.157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$13,344,109		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$13,344,109		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/07	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

7

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $12,816,065)	$13,344,109
Cash	170,610
Receivable for investment securities sold	56,281
Receivable for capital stock sold	17,548
Dividends receivable	17,437

Total assets	13,605,985

LIABILITIES
Payable for investment securities purchased	46,085
Custodian fee payable	25,869
Audit fee payable	18,609
Printing fee payable	11,145
Legal fee payable	7,087
Distribution fee payable	2,931
Advisory fee payable	1,596
Transfer Agent fee payable	85
Payable for capital stock redeemed	82
Accrued expenses	3,846

Total liabilities	117,335

NET ASSETS	$13,488,650

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,289
Additional paid-in capital	13,167,889
Undistributed net investment income	34,421
Accumulated net realized loss on investment transactions	(242,993)
Net unrealized appreciation of investments	528,044

$13,488,650

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$9,413	887	$10.61
B	$13,479,237	1,288,189	$10.46

See notes to financial statements.

8

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,192)	$145,128
Interest	478

Total investment income	145,606

EXPENSES
Advisory fee (see Note B)	48,079
Distribution fee—Class B	18,478
Transfer agency—Class B	688
Custodian	46,871
Administrative	46,100
Audit	24,000
Legal	4,739
Printing	4,103
Directors’ fees	887
Miscellaneous	2,987

Total expenses	196,932
Less: expenses waived and reimbursed by the Adviser (see Note B)	(89,694)

Net expenses	107,238

Net investment income	38,368

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(198,607)
Net change in unrealized appreciation/depreciation of investments	(2,273,981)

Net loss on investment transactions	(2,472,588)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,434,220)

See notes to financial statements.

9

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$38,368	$52,884
Net realized gain (loss) on investment transactions	(198,607)	1,260,967
Net change in unrealized appreciation/depreciation of investments	(2,273,981)	(612,254)

Net increase (decrease) in net assets from operations	(2,434,220)	701,597
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(71)	(54)
Class B	(54,206)	(30,194)
Net realized gain on investment transactions
Class A	(935)	(596)
Class B	(1,269,640)	(792,875)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	462,619	(350,542)

Total decrease	(3,296,453)	(472,664)
NET ASSETS
Beginning of period	16,785,103	17,257,767

End of period (including undistributed net investment income of $34,421 and $50,330, respectively)	$13,488,650	$16,785,103

See notes to financial statements.

10

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

11

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2008, the Adviser waived fees in the amount of $43,594.

12

AllianceBernstein Variable Products Series Fund

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $46,100 for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $5,031, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,538,653		$5,437,503
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,477,692
Gross unrealized depreciation	(1,949,648)

Net unrealized appreciation	$528,044

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

13

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciation value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

14

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007
Class A
Shares issued in reinvestment of dividends and distributions	–0	–	46	$–0	–	$650

Net increase	–0	–	46	$–0	–	$650

Class B
Shares sold	37,163		205,555	$446,430		$2,796,494
Shares issued in reinvestment of dividends and distributions	116,947		59,342	1,323,846		823,069
Shares redeemed	(110,447)		(285,970)	(1,307,657)		(3,970,755)

Net increase (decrease)	43,663		(21,073)	$462,619		$(351,192)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.
NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$220,502	$155,188
Net long-term capital gains	603,217	564,540

Total taxable distributions	823,719	719,728

Total distributions paid	$823,719	$719,728

15

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$141,059
Undistributed long-term capital gains	1,173,343
Unrealized appreciation/(depreciation)	2,764,142

Total accumulated earnings/(deficit)	$4,078,544

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the

16

AllianceBernstein Variable Products Series Fund

Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

17

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,	June 6, 2003(a) to December 31, 2003
2007	2006	2005	2004
Net asset value, beginning of period	$13.67	$13.81	$13.13	$11.98	$10.96	$10.00

Income From Investment Operations
Net investment income (b)(c)	.05	.08	.06	.02	.06	.03
Net realized and unrealized gain (loss) on investment transactions	(1.98)	.55	1.21	1.19	.97	.93

Net increase (decrease) in net asset value from operations	(1.93)	.63	1.27	1.21	1.03	.96

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.06)	–0	–	(.06)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(1.05)	(.71)	(.59)	–0	–	–0	–	–0	–

Total dividends and distributions	(1.13)	(.77)	(.59)	(.06)	(.01)	–0	–

Net asset value, end of period	$10.61	$13.67	$13.81	$13.13	$11.98	$10.96

Total Return
Total investment return based on net asset value (d)	(14.71	)%*	4.43%	10.22%	10.13%	9.43%	9.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$12	$12	$11	$1,200	$1,096
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20	%(e)	1.20%	1.20	%(f)	1.19%	1.20%	1.20	%(e)
Expenses, before waivers and reimbursements	2.42	%(e)	2.32%	2.28	%(f)	2.29%	2.67%	6.65	%(e)
Net investment income (c)	.76	%(e)	.57%	.42	%(f)	.15%	.55%	.45	%(e)
Portfolio turnover rate	31%	67%	53%	80%	42%	13%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,	May 2, 2003(g) to December 31, 2003
2007	2006	2005	2004
Net asset value, beginning of period	$13.48	$13.63	$12.99	$11.89	$10.90	$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.03	.04	.02	(.01)	.04	.01
Net realized and unrealized gain (loss) on investment transactions	(1.95)	.55	1.21	1.14	.96	.89

Net increase (decrease) in net asset value from operations	(1.92)	.59	1.23	1.13	1.00	.90

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.03)	–0	–	(.03)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(1.05)	(.71)	(.59)	–0	–	–0	–	–0	–

Total dividends and distributions	(1.10)	(.74)	(.59)	(.03)	(.01)	–0	–

Net asset value, end of period	$10.46	$13.48	$13.63	$12.99	$11.89	$10.90

Total Return
Total investment return based on net asset value (d)	(14.87	)%*	4.15%	10.02%	9.57%	9.16%	9.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,479	$16,773	$17,246	$16,727	$15,485	$6,600
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45	%(e)	1.45%	1.45	%(f)	1.45%	1.45%	1.43	%(e)
Expenses, before waivers and reimbursements	2.66	%(e)	2.57%	2.53	%(f)	2.59%	2.95%	8.25	%(e)
Net investment income (loss) (c)	.52	%(e)	.31%	.17	%(f)	(.10)%	.37%	.27	%(e)
Portfolio turnover rate	31%	67%	53%	80%	42%	13%

(a)	Commencement of distribution.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of operations.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2008 by 0.01%.

19

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/07 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$16.1	U.S. Large Cap Blended Style Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $86,750 (0.53% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice.

Portfolio	Expense Cap Pursuant to Expense Limitations Undertaking	Gross Expense Ratio (12/31/06)	Fiscal Year End
U.S. Large	Class A 1.20%	1.99%	December 31
Cap Blended Style Portfolio	Class B 1.45%	2.25%

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Directors on July 31-August 2, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio4. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2007 net assets:

Portfolio	Net Assets 06/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Large Cap Blended Style Portfolio	$16.1	U.S. Style Blended Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on next $100m 30 bp on the balance Minimum account size $50m	0.800%	0.650%

The Adviser also manages AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio: 5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
U.S. Large Cap Blended Style Portfolio	U.S. Large Cap Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

21

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Blended Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Portfolio	American Blended Portfolio
	Class A6	1.50%
	Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
U.S. Large Cap Blended Style Portfolio	0.650	0.700	4/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Large Cap Blended Style Portfolio	1.207	0.889	12/12	0.801	68/68

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis. In addition, the Portfolio ranks last among its peers with respect to total expense ratio.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

III. COST TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s net revenues from providing investment advisory services to the Portfolio were negative during calendar years 2006 and 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $41,191 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $152,232 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio. 12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

23

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year performance rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)14 for the periods ended April 30, 2007.15

U.S. Large Cap Blended Style Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	9.91	9.90	8.92	5/11	27/80
3 year	12.07	9.61	9.52	1/10	10/76

Set forth below are the 1 and 3 year and since inception performance returns of the Portfolio (in bold)16 versus its benchmark.

	Periods Ending April 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)[17]
U.S. Large Cap Blended Style Portfolio	9.91	12.07	11.25
S&P 500 Stock Index	15.23	12.24	13.59
Inception Date: June 6, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive. In light of the Portfolio’s relatively high total expense ratio, the Senior Officer recommended that the Directors continue their discussion with the Advisor concerning its plan to reduce the Portfolio’s total expense ratio or expense cap.

Dated: August 22, 2007

13	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

14	The Portfolio’s PG is not identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

16	The performance returns shown in the table are for the Class A shares of the Portfolio.

17	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Wealth Appreciation Strategy Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

WEALTH APPRECIATION STRATEGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$863.43	$4.17	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.52	0.90%

Class B
Actual	$1,000	$862.01	$5.32	1.15%
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.77	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

WEALTH APPRECIATION STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$553,389	2.1%
Google, Inc.—Class A	547,477	2.1
Exxon Mobil Corp.	537,593	2.1
Hewlett-Packard Co.	415,574	1.6
Schlumberger Ltd.	338,404	1.3
Chevron Corp.	337,042	1.3
Monsanto Co.	328,112	1.3
AT&T, Inc.	313,317	1.2
Gilead Sciences, Inc.	305,786	1.2
CME Group, Inc.—Class A	296,972	1.1

	$3,973,666	15.3%

SECTOR DIVERSIFICATION

June 30, 2008 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$6,747,912	26.6%
Energy	3,569,111	14.0
Information Technology	3,417,881	13.5
Health Care	2,543,809	10.0
Materials	2,280,415	9.0
Consumer Staples	2,117,998	8.3
Industrials	1,786,178	7.0
Consumer Discretionary	1,337,075	5.3
Telecommunication Services	1,097,390	4.3
Utilities	500,910	2.0

Total Investments	$25,398,679	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%
FINANCIALS–26.0%
CAPITAL MARKETS–3.8%
3i Group PLC	1,755	$28,708
The Blackstone Group LP	1,586	28,881
Credit Suisse Group AG	1,585	72,144
Deutsche Bank AG	900	77,098
Franklin Resources, Inc.	1,575	144,349
The Goldman Sachs Group, Inc.	915	160,034
ICAP PLC	3,725	39,899
Julius Baer Holding AG	1,259	84,432
Macquarie Group Ltd.	573	26,676
Man Group PLC	10,345	127,795
Merrill Lynch & Co., Inc.	3,650	115,742
Morgan Stanley	2,500	90,175

		995,933

COMMERCIAL BANKS–3.3%
Banco Santander Central Hispano SA	4,851	88,502
Barclays PLC	10,100	57,302
BNP Paribas SA	900	81,015
Comerica, Inc.	900	23,067
Credit Agricole SA	3,061	62,140
Fifth Third Bancorp	2,100	21,378
HBOS PLC	12,590	68,928
Keycorp	500	5,490
Kookmin Bank	600	35,263
Royal Bank of Scotland Group PLC (London Virt-X)	19,212	81,788
Societe Generale	662	57,395
Standard Chartered PLC	2,285	64,710
Sumitomo Mitsui Financial Group, Inc.	6	45,121
SunTrust Banks, Inc.	425	15,394
U.S. Bancorp	800	22,312
Wachovia Corp.	4,400	68,332
Wells Fargo & Co.	2,600	61,750

		859,887

CONSUMER FINANCE–0.4%
Discover Financial Services	3,700	48,729
ORIX Corp.	360	51,562

		100,291

DIVERSIFIED FINANCIAL SERVICES–4.0%
Bank of America Corp.	6,800	162,316
Citigroup, Inc.	8,900	149,164
CME Group, Inc.–Class A	775	296,972
Deutsche Boerse AG	288	32,560
Fortis (Euronext Brussels)	3,232	51,339
ING Groep NV	2,900	91,691
JP Morgan Chase & Co.	5,700	195,567
NYSE Euronext	975	49,394

		1,029,003

INSURANCE–4.5%
ACE Ltd.	1,200	66,108
Allianz SE	500	87,881

Company	Shares	U.S. $ Value

Allstate Corp.	1,800	$82,062
American International Group, Inc.	3,800	100,548
Aviva PLC	4,170	41,342
Chubb Corp.	900	44,109
Everest Re Group Ltd.	225	17,935
Fondiaria–Sai SpA (ordinary shares)	600	19,773
Genworth Financial, Inc.–Class A	2,500	44,525
Hartford Financial Services Group, Inc.	1,175	75,870
MetLife, Inc.	1,600	84,432
Muenchener Rueckversicherungs AG	300	52,623
Old Republic International Corp.	3,000	35,520
PartnerRe Ltd.	500	34,565
The Progressive Corp.	3,400	63,648
Prudential Financial, Inc.	150	8,961
Prudential PLC	2,820	29,745
QBE Insurance Group Ltd.	1,555	33,434
RenaissanceRe Holdings Ltd.	700	31,269
Safeco Corp.	600	40,296
Torchmark Corp.	150	8,797
The Travelers Co., Inc.	2,100	91,140
Unum Group	2,700	55,215
XL Capital Ltd.–Class A	700	14,392

		1,164,190

REAL ESTATE INVESTMENT TRUSTS (REITs)–6.8%
Alexandria Real Estate Equities, Inc.	275	26,769
Allied Properties Real Estate Investment Trust	1,116	22,108
Apartment Investment & Management Co.–Class A	498	16,962
Ascendas Real Estate Investment Trust	24,000	38,913
Ashford Hospitality Trust, Inc.	1,800	8,316
BioMed Realty Trust, Inc.	700	17,171
Boardwalk Real Estate Investment Trust	340	12,720
Boston Properties, Inc.	250	22,555
British Land Co. PLC	2,476	34,819
Canadian Real Estate Investment Trust	993	28,504
CapitaMall Trust	17,800	39,260
CBL & Associates Properties, Inc.	250	5,710
Cominar Real Estate Investment Trust	676	14,552
Corio NV	150	11,683
DB RREEF Trust	40,902	54,148
Derwent Valley Holdings PLC	550	10,996
DiamondRock Hospitality Co.	1,700	18,513
Digital Realty Trust, Inc.	1,050	42,955
Dundee Real Estate Investment Trust	500	15,308

3

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Entertainment Properties Trust	650	$32,136
Equity Residential	775	29,659
Essex Property Trust, Inc.	145	15,442
Extra Space Storage, Inc.	800	12,288
Federal Realty Investment Trust	150	10,350
Fonciere Des Murs	500	18,027
General Growth Properties, Inc.	925	32,403
Great Portland Estates PLC	1,500	10,066
Hammerson PLC	750	13,284
HCP, Inc.	625	19,881
Health Care REIT, Inc.	750	33,375
Highwoods Properties, Inc.	400	12,568
Home Properties, Inc.	275	13,216
Host Hotels & Resorts, Inc.	1,366	18,646
ING Office Fund	17,300	19,092
Japan Real Estate Investment Corp.–Class A	3	31,686
Kimco Realty Corp.	725	25,027
Klepierre	1,593	79,863
Land Securities Group PLC	1,629	39,752
Liberty International PLC	725	12,373
Macquarie CountryWide Trust	9,400	8,110
Mercialys SA	300	13,184
Mid–America Apartment Communities, Inc.	350	17,864
Morguard Real Estate Investment Trust	1,000	13,141
National Retail Properties, Inc.	925	19,333
Nationwide Health Properties, Inc.	775	24,405
Nippon Building Fund, Inc.–Class A	2	23,585
Nomura Real Estate Office Fund, Inc.–Class A	1	7,531
Omega Healthcare Investors, Inc.	1,000	16,650
Plum Creek Timber Co., Inc. (REIT)	350	14,949
Primaris Retail Real Estate Investment Trust	1,081	19,411
Prologis	1,375	74,731
Public Storage	375	30,296
Rayonier, Inc.	450	19,107
Regency Centers Corp.	250	14,780
RioCan Real Estate Investment Trust	648	12,614
Segro PLC	930	7,272
Simon Property Group, Inc.	1,070	96,182
SL Green Realty Corp.	200	16,544
Stockland	2,212	11,438
Strategic Hotels & Resorts, Inc.	875	8,199
Sunstone Hotel Investors, Inc.	1,550	25,730
Tanger Factory Outlet Centers	725	26,049
Taubman Centers, Inc.	425	20,676
UDR, Inc.	600	13,428
Unibail	500	115,139
Ventas, Inc.	800	34,056
Vornado Realty Trust	500	44,000
Wereldhave NV	175	18,381
Westfield Group	4,919	76,863

Company	Shares	U.S. $ Value

Westfield Group (REIT)(a)	150	$2,318

		1,767,062

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.6%
Brookfield Properties Corp.	1,425	25,351
Castellum AB	2,450	23,246
Citycon Oyj	3,771	18,960
Forest City Enterprises, Inc.–Class A	350	11,277
Hang Lung Properties Ltd.	19,300	61,960
Henderson Land Development Co., Ltd.	8,000	50,018
Hufvudstaden AB–Class A	1,500	14,400
Kerry Properties Ltd.	11,949	62,841
Lend Lease Corp. Ltd.	5,200	47,644
Mitsubishi Estate Co., Ltd.	2,000	45,789
Mitsui Fudosan Co., Ltd.	2,900	62,069
New World Development Co., Ltd.	21,786	44,500
NTT Urban Development Corp.	52	68,171
Sumitomo Realty & Development	1,000	19,893
Sun Hung Kai Properties Ltd.	7,700	104,674
Tokyu Land Corp.	4,000	22,777

		683,570

THRIFTS & MORTGAGE FINANCE–0.6%
Federal Home Loan Mortgage Corp.	2,300	37,720
Federal National Mortgage Association	5,575	108,768

		146,488

		6,746,424

ENERGY–13.8%
ENERGY EQUIPMENT & SERVICES–2.8%
Baker Hughes, Inc.	625	54,587
Cameron International Corp.(a)	1,370	75,830
National Oilwell Varco, Inc.(a)	1,000	88,720
Schlumberger Ltd.	3,150	338,404
Technip SA	501	46,232
Transocean, Inc.(a)	700	106,673

		710,446

OIL, GAS & CONSUMABLE FUELS–11.0%
Anadarko Petroleum Corp.	1,200	89,808
Apache Corp.	900	125,100
BG Group PLC	1,427	37,084
Chevron Corp.	3,400	337,042
China Petroleum & Chemical Corp.–Class H	64,000	59,822
ConocoPhillips	2,800	264,292
Devon Energy Corp.	600	72,096
ENI SpA	2,200	81,731
EOG Resources, Inc.	1,790	234,848

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Exxon Mobil Corp.	6,100	$537,593
Gazprom OAO (Sponsored) (ADR)(b)	1,093	63,394
LUKOIL (Sponsored) (ADR)	500	49,100
Marathon Oil Corp.	900	46,683
Occidental Petroleum Corp.	500	44,930
Petro-Canada	900	50,406
Petroleo Brasileiro SA (ADR)	1,400	99,162
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,630	66,816
Royal Dutch Shell PLC (London Virt-X)–Class A	3,700	151,304
StatoilHydro ASA	4,706	175,580
Sunoco, Inc.	375	15,259
Total SA	2,531	215,435
Valero Energy Corp.	1,000	41,180

		2,858,665

		3,569,111

INFORMATION TECHNOLOGY–13.2%
COMMUNICATIONS EQUIPMENT–2.7%
Cisco Systems, Inc.(a)	10,700	248,882
Motorola, Inc.	8,000	58,720
Nokia OYJ (Sponsored)–Class A (ADR)	1,300	31,850
QUALCOMM, Inc.	2,000	88,740
Research In Motion Ltd.(a)	2,380	278,222

		706,414

COMPUTERS & PERIPHERALS–4.7%
Apple, Inc.(a)	3,305	553,389
Asustek Computer, Inc.	7,000	19,013
Fujitsu Ltd.	9,000	66,833
Hewlett-Packard Co.	9,400	415,574
International Business Machines Corp.	200	23,706
Lexmark International, Inc.–Class A(a)	1,000	33,430
Toshiba Corp.	6,000	44,265
Western Digital Corp.(a)	1,700	58,701

		1,214,911

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.7%
Arrow Electronics, Inc.(a)	1,350	41,472
Avnet, Inc.(a)	1,300	35,464
Flextronics International Ltd.(a)	2,100	19,740
Ingram Micro, Inc.–Class A(a)	1,400	24,850
Sanmina-SCI Corp.(a)	7,800	9,984
Tech Data Corp.(a)	500	16,945
Vishay Intertechnology, Inc.(a)	2,000	17,740

		166,195

INTERNET SOFTWARE & SERVICES–2.1%
Google, Inc.–Class A(a)	1,040	547,477

Company	Shares	U.S. $ Value

IT SERVICES–0.2%
Electronic Data Systems Corp.	1,800	$44,352

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.8%
Broadcom Corp.–Class A(a)	1,275	34,795
Hynix Semiconductor, Inc.(a)	1,400	33,405
Intel Corp.	800	17,184
MEMC Electronic Materials, Inc.(a)	2,585	159,081
Nvidia Corp.(a)	5,875	109,980
Samsung Electronics Co., Ltd.	80	47,795
Texas Instruments, Inc.	700	19,712
United Microelectronics Corp.	97,677	51,627

		473,579

SOFTWARE–1.0%
Electronic Arts, Inc.(a)	550	24,436
Microsoft Corp.	750	20,632
Nintendo Co. Ltd.	200	113,415
Salesforce.com, Inc.(a)	850	57,996
VMware, Inc.–Class A(a)	900	48,474

		264,953

		3,417,881

HEALTH CARE–9.8%
BIOTECHNOLOGY–2.9%
Amgen, Inc.(a)	1,600	75,456
Celgene Corp.(a)	3,325	212,368
CSL Ltd./Australia	849	29,062
Genentech, Inc.(a)	1,750	132,825
Gilead Sciences, Inc.(a)	5,775	305,786

		755,497

HEALTH CARE EQUIPMENT & SUPPLIES–1.7%
Alcon, Inc.	1,490	242,557
Baxter International, Inc.	1,400	89,516
Becton Dickinson & Co.	800	65,040
Essilor International SA	646	39,406

		436,519

HEALTH CARE PROVIDERS & SERVICES–0.9%
Cardinal Health, Inc.	800	41,264
Celesio AG	300	10,840
Medco Health Solutions, Inc.(a)	4,100	193,520

		245,624

PHARMACEUTICALS–4.3%
Abbott Laboratories	3,075	162,883
GlaxoSmithKline PLC	2,600	57,475
Johnson & Johnson	1,700	109,378
Merck & Co., Inc.	2,400	90,456
Novartis AG	717	39,458
Novo Nordisk A/S–Class B	477	31,401
Pfizer, Inc.	11,700	204,399
Sanofi-Aventis SA	800	53,159
Schering-Plough Corp.	2,000	39,380

5

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	5,900	$270,220
Wyeth	1,000	47,960

		1,106,169

		2,543,809

MATERIALS–8.8%
CHEMICALS–4.3%
Air Products & Chemicals, Inc.	1,310	129,507
Ashland, Inc.	600	28,920
BASF SE	1,800	123,521
Bayer AG	905	75,974
Dow Chemical Co.	2,300	80,293
E.I. Du Pont de Nemours & Co.	1,900	81,491
Incitec Pivot Ltd.	207	36,654
Koninklijke Dsm NV	400	23,445
Mitsubishi Chemical Holdings Corp.	6,500	37,849
Mitsui Chemicals, Inc.	8,500	41,975
Monsanto Co.	2,595	328,112
Nova Chemicals Corp.	350	8,615
Potash Corp. of Saskatchewan	210	48,000
Solvay SA–Class A	300	39,084
Syngenta AG	92	29,805

		1,113,245

CONTAINERS & PACKAGING–0.5%
Amcor Ltd.	2,500	12,111
Ball Corp.	900	42,966
Owens-Illinois, Inc.(a)	1,200	50,028
Smurfit-Stone Container Corp.(a)	2,800	11,396
Sonoco Products Co.	600	18,570

		135,071

METALS & MINING–3.8%
Alcoa, Inc.	2,400	85,488
Anglo American PLC	906	63,632
Antofagasta PLC	2,400	31,206
ArcelorMittal	678	66,931
BHP Billiton PLC	2,200	84,370
Cia Vale do Rio Doce (ADR)	1,940	69,491
Cia Vale do Rio Doce (Sponsored) (ADR)	1,400	41,776
JFE Holdings, Inc.	1,600	80,669
Kazakhmys PLC	1,100	34,683
Rio Tinto PLC	1,457	175,462
Rio Tinto PLC (Sponsored) (ADR)	160	79,200
Xstrata PLC	2,141	170,553

		983,461

PAPER & FOREST PRODUCTS–0.2%
Stora Enso Oyj–Class R	2,200	20,497
Svenska Cellulosa AB–Class B	2,000	28,141

		48,638

		2,280,415

Company	Shares	U.S. $ Value

CONSUMER STAPLES–8.2%
BEVERAGES–1.2%
The Coca-Cola Co.	1,975	$102,661
Coca-Cola Enterprises, Inc.	2,300	39,790
Molson Coors Brewing Co.–Class B	950	51,613
Pepsi Bottling Group, Inc.	1,300	36,296
PepsiCo, Inc.	1,425	90,616

		320,976

FOOD & STAPLES RETAILING–2.1%
Costco Wholesale Corp.	1,900	133,266
Koninklijke Ahold NV	3,800	50,941
The Kroger Co.	2,500	72,175
Safeway, Inc.	1,500	42,825
Supervalu, Inc.	1,700	52,513
Tesco PLC	10,675	78,080
Wal-Mart Stores, Inc.	1,900	106,780

		536,580

FOOD PRODUCTS–2.2%
Archer-Daniels-Midland Co.	1,900	64,125
Associated British Foods PLC	2,200	33,138
Del Monte Foods Co.	2,000	14,200
Kraft Foods, Inc.–Class A	600	17,070
Nestle SA	2,650	119,421
Sara Lee Corp.	3,400	41,650
Tyson Foods, Inc.–Class A	2,100	31,374
Unilever PLC	2,127	60,432
WM Wrigley Jr Co.	2,425	188,617

		570,027

HOUSEHOLD PRODUCTS–1.5%
Colgate-Palmolive Co.	1,150	79,465
Procter & Gamble Co.	3,725	226,517
Reckitt Benckiser PLC	1,489	75,207

		381,189

TOBACCO–1.2%
Altria Group, Inc.	3,200	65,792
British American Tobacco PLC	2,061	71,092
Philip Morris International, Inc.	2,450	121,005
Reynolds American, Inc.	1,100	51,337

		309,226

		2,117,998

INDUSTRIALS–6.9%
AEROSPACE & DEFENSE–1.3%
BAE Systems PLC	6,720	58,983
Honeywell International, Inc.	4,275	214,947
Northrop Grumman Corp.	1,100	73,590

		347,520

AIRLINES–0.2%
Air France-KLM	1,000	23,853
Deutsche Lufthansa AG	1,200	25,855
UAL Corp.	1,200	6,264

		55,972

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–0.2%
Allied Waste Industries, Inc.(a)	3,600	$45,432

CONSTRUCTION & ENGINEERING–0.5%
Fluor Corp.	485	90,249
Foster Wheeler Ltd.(a)	500	36,575

		126,824

ELECTRICAL EQUIPMENT–0.6%
ABB Ltd.	4,255	120,441
Emerson Electric Co.	650	32,143
First Solar, Inc.(a)	30	8,185

		160,769

INDUSTRIAL CONGLOMERATES–1.6%
3M Co.	325	22,617
General Electric Co.	10,700	285,583
Textron, Inc.	1,700	81,481
Tyco International Ltd.	450	18,018

		407,699

MACHINERY–1.1%
Atlas Copco AB–Class A	2,325	34,004
Caterpillar, Inc.	600	44,292
Crane Co.	600	23,118
Deere & Co.	1,680	121,178
Dover Corp.	1,100	53,207

		275,799

MARINE–0.3%
Mitsui OSK Lines Ltd.	3,000	42,786
Nippon Yusen KK	4,000	38,527

		81,313

ROAD & RAIL–0.1%
Avis Budget Group, Inc.(a)	1,000	8,370
Union Pacific Corp.	350	26,425

		34,795

TRADING COMPANIES & DISTRIBUTORS–1.0%
Mitsubishi Corp.	2,900	95,557
Mitsui & Co. Ltd.	7,000	154,498

		250,055

		1,786,178

CONSUMER DISCRETIONARY–5.2%
AUTO COMPONENTS–0.5%
Autoliv, Inc.	1,225	57,110
Compagnie Generale des Etablissements Michelin–Class B	500	35,753
Hyundai Mobis	460	37,235

		130,098

Company	Shares	U.S. $ Value

AUTOMOBILES–0.7%
Nissan Motor Co. Ltd.	10,000	$83,055
Porsche Automobil Holding SE	132	20,288
Renault SA	800	65,109

		168,452

HOTELS, RESTAURANTS & LEISURE–0.6%
Marriott International, Inc.–Class A	400	10,496
McDonald’s Corp.	1,075	60,436
Starbucks Corp.(a)	2,300	36,202
Starwood Hotels & Resorts Worldwide, Inc.	300	12,021
Yum! Brands, Inc.	650	22,809

		141,964

HOUSEHOLD DURABLES–0.4%
Black & Decker Corp.	800	46,008
Centex Corp.	1,000	13,370
KB Home	1,100	18,623
Sharp Corp.	2,000	32,603

		110,604

LEISURE, EQUIPMENT & PRODUCTS–0.1%
Brunswick Corp.	1,500	15,900
Namco Bandai Holdings, Inc.	800	9,071

		24,971

MEDIA–1.4%
CBS Corp.–Class B	3,075	59,932
Gannett Co., Inc.	1,600	34,672
Lagardere SCA	475	26,870
News Corp.–Class A	1,100	16,544
SES SA (FDR)(a)	1,209	30,205
Time Warner, Inc.	7,000	103,600
Viacom, Inc.–Class B(a)	1,200	36,648
The Walt Disney Co.	2,100	65,520

		373,991

MULTILINE RETAIL–0.6%
Family Dollar Stores, Inc.	1,900	37,886
Kohl’s Corp.(a)	1,350	54,054
Macy’s, Inc.	2,200	42,724
New World Department Store China Ltd.(a)	183	162
Target Corp.	425	19,758

		154,584

SPECIALTY RETAIL–0.6%
AutoNation, Inc.(a)	1,800	18,036
Esprit Holdings Ltd.	2,900	30,196
The Gap, Inc.	2,700	45,009
Home Depot, Inc.	2,400	56,208
Limited Brands, Inc.	475	8,004

		157,453

7

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Jones Apparel Group, Inc.	2,200	$30,250
Nike, Inc.–Class B	750	44,708

		74,958

		1,337,075

TELECOMMUNICATION SERVICES–4.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.7%
AT&T, Inc.	9,300	313,317
China Netcom Group Corp. Ltd.	15,500	42,157
Deutsche Telekom AG–Class W	1,600	26,275
Nippon Telegraph & Telephone Corp.	8	39,474
Tele2 AB–Class B	600	11,668
Telefonica SA	3,246	85,901
Verizon Communications, Inc.	5,100	180,540

		699,332

WIRELESS TELECOMMUNICATION SERVICES–1.5%
America Movil SAB de CV Series L (ADR)	2,250	118,688
Sprint Nextel Corp.	9,900	94,050
Vodafone Group PLC	62,899	185,320

		398,058

		1,097,390

UTILITIES–1.9%
ELECTRIC UTILITIES–1.1%
CEZ	339	30,107
E.ON AG	786	158,340
Pinnacle West Capital Corp.	1,100	33,847
The Tokyo Electric Power Co. Inc	2,300	59,221

		281,515

Company	Shares	U.S. $ Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.2%
Iberdrola Renovables SA(a)	3,137	$24,168
International Power PLC	5,168	44,273

		68,441

MULTI-UTILITIES–0.6%
CMS Energy Corp.	2,200	32,780
Suez SA	1,077	72,954
Wisconsin Energy Corp.	1,000	45,220

		150,954

		500,910

Total Common Stocks (cost $25,846,931)		25,397,191

RIGHTS–0.0%
FINANCIALS–0.0%
COMMERCIAL BANKS–0.0%
Barclays PLC(a)	2,164	410
HBOS PLC(a)	5,036	1,078

Total Rights (cost $0)		1,488

TOTAL INVESTMENTS–98.0% (cost $25,846,931)		25,398,679
Other assets less liabilities–2.0%		528,144

NET ASSETS–100.0%		$25,926,823

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the market value of this security amounted to $63,394 or 0.2% of net assets.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

See notes to financial statements.

8

WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$17,470,493	$–0	–
Level 2	7,926,698	–0	–
Level 3	1,488	–0	–

Total	$25,398,679	$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/2007	$–0	–	$–0	–
Accrued discounts/premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	1,488		–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$1,488		$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$1,488		$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

9

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $25,846,931)	$25,398,679
Cash	409,536
Foreign cash, at value (cost $78,778)	79,738
Receivable for capital stock sold	89,631
Receivable for investment securities sold	76,577
Dividends receivable	52,411

Total assets	26,106,572

LIABILITIES
Custodian fee payable	72,876
Payable for investment securities purchased and foreign currency contracts	61,409
Audit fee payable	14,430
Printing fee payable	10,646
Legal fee payable	9,889
Distribution fee payable	5,610
Advisory fee payable	2,607
Payable for capital stock redeemed	470
Transfer Agent fee payable	85
Accrued expenses	1,727

Total liabilities	179,749

NET ASSETS	$25,926,823

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,727
Additional paid-in capital	26,583,166
Distributions in excess of net investment income	(8,529)
Accumulated net realized loss on investment and foreign currency transactions	(204,443)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(446,098)

$25,926,823

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$7,353	770	$9.55
B	$25,919,470	2,726,022	$9.51

See notes to financial statements.

10

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $25,482)	$341,009
Interest	2,695

Total investment income	343,704

EXPENSES
Advisory fee (see Note B)	87,299
Distribution fee—Class B	33,566
Transfer agency—Class B	736
Custodian	97,281
Administrative	46,100
Audit	25,000
Printing	9,439
Legal	7,626
Directors’ fees	872
Miscellaneous	6,776

Total expenses	314,695
Less: expenses waived and reimbursed by the Adviser (see Note B)	(160,252)

Net expenses	154,443

Net investment income	189,261

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(93,733)
Futures	(2,105)
Foreign currency transactions	2,031
Net change in unrealized appreciation/depreciation of:
Investments	(4,163,725)
Futures	(761)
Foreign currency denominated assets and liabilities	605

Net loss on investment and foreign currency transactions	(4,257,688)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,068,427)

See notes to financial statements.

11

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$189,261	$284,235
Net realized gain (loss) on investment and foreign currency transactions	(93,807)	4,283,290
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,163,881)	(2,861,482)
Contribution from Adviser	–0	–	366

Net increase (decrease) in net assets from operations	(4,068,427)	1,706,409
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(113)	(158,013)
Class B	(265,360)	(507,869)
Net realized gain on investment and foreign currency transactions
Class A	(1,326)	(509,847)
Class B	(3,973,479)	(1,867,042)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	5,005,747	(6,653,103)

Total decrease	(3,302,958)	(7,989,465)
NET ASSETS
Beginning of period	29,229,781	37,219,246

End of period (including (distributions in excess of) and undistributed net investment income of ($8,529) and $67,683, respectively)	$25,926,823	$29,229,781

See notes to financial statements.

12

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

13

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

14

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.15% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2008 the Adviser waived fees and reimbursed expenses in the amount of $114,152.

During the year ended December 31, 2007, the Adviser reimbursed the Portfolio $366 for trading losses incurred due to a trading entry error.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $46,100 for the six months ended June 30, 2008.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2008, amounted to $11,308, of which $11 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$9,323,422		$8,587,158
U.S. government securities	–0	–	–0	–

15

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,066,637
Gross unrealized depreciation	(3,514,889)

Net unrealized depreciation	$(448,252)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

16

AllianceBernstein Variable Products Series Fund

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007		Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007
Class A
Shares sold	–0	–(a)	–0	–	$1		$–0	–
Shares issued in reinvestment of dividends and distributions	–0	–	49,878		–0	–	667,860
Shares redeemed	–0	–	(617,500)		–0	–	(8,068,342)

Net increase (decrease)	–0	–	(567,622)		$1		$(7,400,482)

Class B
Shares sold	205,701		270,018		$2,285,296		$3,644,988
Shares issued in reinvestment of dividends and distributions	411,538		178,029		4,238,839		2,374,911
Shares redeemed	(139,594)		(392,913)		(1,518,389)		(5,272,520)

Net increase	477,645		55,134		$5,005,746		$747,379

(a)	Share amount is less than one full share.

NOTE F: Risk Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign

17

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$856,669	$521,389
Net long-term capital gains	2,186,102	275,743

Total distributions paid	$3,042,771	$797,132

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$260,011
Undistributed long-term capital gain	3,967,630
Unrealized appreciation/(depreciation)	3,421,994	(a)

Total accumulated earnings/(deficit)	$7,649,635

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of foreign currency contracts, and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

18

AllianceBernstein Variable Products Series Fund

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

19

WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2007	2006	2005
Net asset value, beginning of period	$13.06	$13.53	$11.79	$10.69	$10.00

Income From Investment Operations
Net investment income (b)(c)	.09	.15	.09	.04	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.73)	.56	1.94	1.15	.68
Contribution from Adviser	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.64)	.71	2.03	1.19	.69

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.28)	(.02)	(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.72)	(.90)	(.27)	(.04)	–0	–

Total dividends and distributions	(1.87)	(1.18)	(.29)	(.09)	–0	–

Net asset value, end of period	$9.55	$13.06	$13.53	$11.79	$10.69

Total Return
Total investment return based on net asset value (e)	(13.66)%	5.00%	17.60%	11.22%	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7	$10	$7,688	$6,538	$5,877
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.90	%(f)	.96%	1.20	%(g)	1.20%	1.20	%(f)
Expenses, before waivers and reimbursements	2.11	%(f)	1.82%	1.99	%(g)	2.45%	4.33	%(f)
Net investment income (c)	1.62	%(f)	1.05%	.69	%(g)	.42%	.25	%(f)
Portfolio turnover rate	32%	61%	63%	61%	14%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2007	2006	2005
Net asset value, beginning of period	$13.00	$13.46	$11.74	$10.67	$10.00

Income From Investment Operations
Net investment income (b)(c)	.08	.11	.06	.02	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.73)	.57	1.93	1.13	.64
Contribution from Adviser	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.65)	.68	1.99	1.15	.67

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.24)	–0	–	(.04)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.72)	(.90)	(.27)	(.04)	–0	–

Total dividends and distributions	(1.84)	(1.14)	(.27)	(.08)	–0	–

Net asset value, end of period	$9.51	$13.00	$13.46	$11.74	$10.67

Total Return
Total investment return based on net asset value (e)	(13.80)%	4.84%	17.32%	10.93%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,920	$29,220	$29,531	$25,420	$10,416
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.15	%(f)	1.18%	1.45	%(g)	1.45%	1.45	%(f)
Expenses, before waivers and reimbursements	2.34	%(f)	2.15%	2.25	%(g)	2.70%	4.78	%(f)
Net investment income (c)	1.41	%(f)	.79%	.46	%(g)	.15%	.71	%(f)
Portfolio turnover rate	32%	61%	63%	61%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

21

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/07 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$36.4	Wealth Appreciation Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $86,750 (0.25% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Directors on July 31- August 2, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

22

AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. It should be noted that the Portfolios expense cap was reduced effective February 12, 2007. Set forth below are the Portfolios’ expense caps, before and after February 12, 2007, and gross expense ratios as of December 31, 2006:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (12/31/06)	Fiscal Year End
	Effective 02/12/07	Prior to 02/12/07
Wealth Appreciation	Class A 0.90%	1.20%	2.28%	December 31
Strategy Portfolio	Class B 1.15%	1.45%	2.53%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio. However, upon further consideration, the Senior Officer noted that the portfolio composition of certain series of the AllianceBernstein Retirement Strategies, managed by the Adviser, were substantially similar to that of the Portfolio. The Adviser has an institutional product, Target Date (All Active), which is managed similarly as the AllianceBernstein Retirement Strategies. Set forth below is a comparison of the Portfolio’s advisory fee and what would have been the advisory fee of the Portfolio had the institutional advisory fee schedule had been applicable to the Portfolio:

Portfolio	Net Assets 06/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Wealth Appreciation Strategy	$36.4	Target Date –All Active 75 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 35 bp on the balance +Other operating expenses (capped) Minimum Account Size: $100M or plan assets of $500M	0.703%	0.650%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

23

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Wealth Appreciation Strategy, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Wealth Appreciation Strategy:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Wealth Appreciation Strategy Portfolio	Wealth Appreciation Strategy	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Group Median	Rank
Wealth Appreciation Strategy Portfolio	0.650	0.875	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. Since the Portfolio’s expense cap was reduced effective February 12, 2007, supplemental pro-forma information (shown in bold and italicized) is also provided.10

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Wealth Appreciation Strategy Portfolio	1.200	1.005	10/12	0.897	19/22
pro-forma	0.900	0.963	6/12	0.900	12/22

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a pro-forma total expense ratio basis.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	The Portfolios’ pro-forma expense medians and rankings were estimated by the Senior Officer using standard Lipper methodology.

11	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s net revenues from providing investment advisory services to the Portfolio were negative during calendar years 2006 and 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $70,090 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $82,164 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio. 12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

25

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)14 for the periods ended April 30, 2007.15

Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
Wealth Appreciation Strategy Portfolio
1 year	13.86	15.14	14.49	9/12	13/20

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)16 versus its benchmark.

	Periods Ending April 30, 2007 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)[17]
Wealth Appreciation Strategy Portfolio	13.86	14.54
S&P 500 Stock Index	15.23	13.46
MSCI EAFE Index (Net)	19.81	25.15
70% S&P Stock Index / 30% MSCI EAFE Index (Net)	16.60	16.97
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

13	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

14	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

16	The performance returns shown in the table are for the Class A shares of the Portfolio.

17	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio (formerly U.S. Government/High Grade Securities Portfolio)

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$991.51	$3.27	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.32	0.66%

Class B
Actual	$1,000	$990.73	$4.50	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.34	$4.57	0.91%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Governments-Treasuries	$60,252,047	28.1%
Corporate-Investment Grades	48,067,967	22.4
Commercial Mortgage-Backed Securities	26,916,655	12.6
Mortgage Pass-Throughs	22,682,824	10.6
Corporate-Non-Investment Grades	15,178,888	7.1
Agencies	10,209,122	4.8
Governments-Sovereign Bonds	7,049,587	3.3
Government-Sovereign Agencies	4,627,880	2.2
CMO’s	2,546,013	1.2
Quasi-Sovereigns	2,462,943	1.1
Inflation-Linked Securities	2,095,714	1.0
Other*	2,859,336	1.3
Short-Term Investments	9,110,000	4.3

Total Investments	$214,058,976	100.0%

*	“Other” represents less than 1% weightings in the following security types: Asset-Backed Securities, Emerging Markets-Sovereigns, Emerging Markets-Corporate Bonds, Non-convertible - Preferred Stocks and Supranationals.

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENT– TREASURIES–28.7%
TREASURIES–28.7%
Republic of Colombia 12.00%, 10/22/15(a)	COP	700,000	$351,065
Government of Japan Ten Year Bond Series 252 1.00%, 6/20/13(a)	JPY	55,750	521,110
Series 268 1.50%, 3/20/15(a)		169,700	1,617,963
Series 288 1.70%, 9/20/17(a)		157,000	1,500,039
Kingdom of the Netherlands 3.75%, 7/15/14(a)	EUR	1,400	2,089,265
4.00%, 7/15/16(a)		1,506	2,248,733
U.S. Treasury Bonds 4.75%, 8/15/17(a)	US$	2,470	2,616,656
6.25%, 5/15/30(a)		4,850	5,969,666
U.S. Treasury Notes 2.125%, 1/31/10(a)		14,145	14,072,069
2.625%, 5/31/10(a)		9,040	9,045,650
3.625%, 12/31/12(a)		5,270	5,350,283
4.125%, 8/15/10(a)		4,923	5,072,226
4.625%, 11/15/16(a)		2,683	2,829,937
U.S. Treasury Strips Zero Coupon, 2/15/16(a)		2,400	1,787,938
Zero Coupon, 11/15/21(a)		9,640	5,179,447

Total Governments–Treasuries (cost $59,066,986)			60,252,047

CORPORATES–INVESTMENT GRADES–22.9%
INDUSTRIAL–11.1%
BASIC–2.4%
Alcoa, Inc. 6.50%, 6/01/11(a)		80	82,339
ArcelorMittal 6.125%, 6/01/18(a)(b)		555	542,377
6.50%, 4/15/14(a)		165	167,279
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)		407	441,095
Dow Chemical Co. 5.75%, 12/15/08(a)		220	221,659
5.97%, 1/15/09(a)		200	202,038
7.375%, 11/01/29(a)		20	21,212
ICI Wilmington, Inc. 4.375%, 12/01/08(a)		225	225,330
International Paper Co. 5.30%, 4/01/15(a)		190	167,471
7.95%, 6/15/18(a)		310	308,275
Lubrizol Corp. 4.625%, 10/01/09(a)		120	119,437
The Mosaic Co. 7.875%, 12/01/16(a)(b)(c)		290	308,850
Packaging Corp. of America 5.75%, 8/01/13(a)		155	151,437

	Principal Amount (000)		U.S. $ Value

PPG Industries, Inc. 5.75%, 3/15/13(a)	US$	455	$462,625
Southern Copper Corp. 7.50%, 7/27/35(a)		295	288,862
United States Steel Corp. 5.65%, 6/01/13(a)		495	481,963
7.00%, 2/01/18(a)		80	79,824
Vale Overseas Ltd. 6.875%, 11/21/36(a)		134	124,451
Weyerhaeuser Co. 5.95%, 11/01/08(a)		175	176,267
7.375%, 3/15/32(a)		450	446,342

			5,019,133

CAPITAL GOODS–1.0%
Brookfield Asset Management, Inc. 8.125%, 12/15/08(a)		215	216,539
Caterpillar Financial Services 4.50%, 6/15/09(a)		115	115,753
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(b)		185	187,457
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)		87	88,389
John Deere Capital Corp. 4.875%, 3/16/09(a)		225	226,120
6.00%, 2/15/09(a)		220	222,578
Mohawk Industries, Inc. 6.125%, 1/15/16(a)		550	525,806
Textron Financial Corp. 5.125%, 11/01/10(a)		100	101,372
Tyco International Group SA 6.00%, 11/15/13(a)		155	149,561
Waste Management, Inc. 6.875%, 5/15/09(a)		205	209,044

			2,042,619

COMMUNICATIONS– MEDIA–1.3%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)		100	101,516
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(b)		170	164,535
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)		280	338,514
Comcast Cable Communications, Inc. 6.875%, 6/15/09(a)		250	256,746
Comcast Corp. 5.30%, 1/15/14(a)		325	315,036
News America Holdings, Inc. 6.55%, 3/15/33(a)		210	205,451
9.25%, 2/01/13(a)		160	183,323

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	US$	65	$59,562
5.50%, 5/15/15(a)		185	176,372
TCI Communications, Inc. 7.875%, 2/15/26(a)		210	227,966
Time Warner Entertainment Co. 8.375%, 3/15/23(a)		550	592,683
WPP Finance Corp. 5.875%, 6/15/14(a)		120	115,273

			2,736,977

COMMUNICATIONS– TELECOMMUNICATIONS–1.9%
AT&T Corp. 8.00%, 11/15/31(a)		20	22,960
British Telecommunications PLC 8.625%, 12/15/10(a)		310	332,863
Embarq Corp. 6.738%, 6/01/13(a)		20	19,298
7.082%, 6/01/16(a)		855	812,040
New Cingular Wireless Services, Inc. 8.75%, 3/01/31(a)		250	296,645
Pacific Bell Telephone Co. 6.625%, 10/15/34(a)		280	270,649
Qwest Corp. 8.875%, 3/15/12(a)		365	372,300
Telecom Italia Capital SA 4.00%, 11/15/08–1/15/10(a)		500	494,873
6.375%, 11/15/33(a)		40	35,611
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)		203	203,498
US Cellular Corp. 6.70%, 12/15/33(a)		250	223,969
Verizon Communications, Inc. 4.90%, 9/15/15(a)		240	227,718
5.25%, 4/15/13(a)		290	288,331
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)		179	181,494
Vodafone Group PLC 5.50%, 6/15/11(a)		200	201,963

			3,984,212

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Daimler Finance North America LLC 4.875%, 6/15/10(a)		110	110,660
Toyota Motor Credit Corp. 5.50%, 12/15/08(a)		220	221,005

			331,665

	Principal Amount (000)			U.S. $ Value

CONSUMER CYCLICAL– OTHER–0.3%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	US$		379	$374,666
7.875%, 5/01/12(a)			187	190,282
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)			40	34,640
6.875%, 11/15/12(a)			95	92,026

				691,614

CONSUMER CYCLICAL–RETAILERS–0.2%
Limited Brands, Inc. 5.25%, 11/01/14(a)			133	112,503
6.90%, 7/15/17(a)			45	40,889
Wal-Mart Stores, Inc. 4.25%, 4/15/13(a)			225	223,741

				377,133

CONSUMER NON-CYCLICAL–1.9%
Abbott Laboratories 3.50%, 2/17/09(a)			109	109,147
5.375%, 5/15/09(a)			215	218,958
Bunge Ltd Finance Corp. 4.375%, 12/15/08(a)			225	225,342
5.10%, 7/15/15(a)			206	187,355
5.875%, 5/15/13(a)			350	344,107
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)			350	334,955
ConAgra Foods, Inc. 7.875%, 9/15/10(a)			102	107,823
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)			230	228,013
6.75%, 8/15/14(a)			171	175,167
Fortune Brands, Inc. 4.875%, 12/01/13(a)			230	220,423
5.125%, 1/15/11(a)			115	114,388
Kraft Foods, Inc. 4.125%, 11/12/09(a)			415	414,377
5.25%, 10/01/13(a)			220	214,065
The Kroger Co. 6.80%, 12/15/18(a)			75	78,244
Pfizer, Inc. Series INTL 1.80%, 2/22/16(a)		JPY	20,000	184,275
Reynolds American, Inc. 7.25%, 6/01/13(a)	US$		105	108,542
7.625%, 6/01/16(a)			395	411,516
Safeway, Inc. 4.125%, 11/01/08(a)			108	108,070
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)			84	80,640
Wyeth 5.50%, 2/01/14(a)			141	142,140

				4,007,547

4

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

ENERGY–1.0%
Amerada Hess Corp. 7.875%, 10/01/29(a)	US$	165	$189,240
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)		60	60,104
Conoco, Inc. 6.95%, 4/15/29(a)		155	169,996
ConocoPhillips 6.375%, 3/30/09(a)		95	96,815
Gaz Capital SA 6.212%, 11/22/16(a)(b)		460	426,813
6.51%, 3/07/22(a)(b)		200	179,500
Statoilhydro Asa 6.36%, 1/15/09(a)		66	67,121
Valero Energy Corp. 6.875%, 4/15/12(a)		515	534,592
Vastar Resources, Inc. 6.50%, 4/01/09(a)		215	219,746
Weatherford International Ltd. 5.15%, 3/15/13(a)		195	193,864
6.00%, 3/15/18(a)		35	34,543

			2,172,334

OTHER INDUSTRIAL–0.1%
Usiminas Commercial Ltd 7.25%, 1/18/18(a)(b)		124	127,100

TECHNOLOGY–0.8%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)		280	276,104
Electronic Data Systems Corp. Series B 6.50%, 8/01/13(a)		566	581,320
International Business Machines Corp. 4.375%, 6/01/09(a)		90	91,076
5.375%, 2/01/09(a)		98	98,958
Motorola, Inc. 6.50%, 9/01/25(a)		125	93,339
7.50%, 5/15/25(a)		25	23,384
7.625%, 11/15/10(a)		22	22,426
Oracle Corp. 4.95%, 4/15/13(a)		239	241,310
Xerox Corp. 7.625%, 6/15/13(a)		40	41,536
9.75%, 1/15/09(a)		146	150,288

			1,619,741

TRANSPORTATION–RAILROADS–0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18(a)		120	118,888
Norfolk Southern Corp. 6.20%, 4/15/09(a)		110	111,708

			230,596

			23,340,671

	Principal Amount (000)			U.S. $ Value

FINANCIAL INSTITUTIONS–9.4%
BANKING–3.3%
Bank of America Corp. 3.375%, 2/17/09(a)	US$		20	$19,918
5.875%, 2/15/09(a)			220	222,426
BankAmerica Capital II Series 2 8.00%, 12/15/26(a)			98	97,890
Barclays Bank PLC 5.75%, 9/14/26(a)		GBP	75	132,074
8.55%, 6/15/11(a)(b)(d)	US$		365	354,737
Citicorp, Inc. Series MTNF 6.375%, 11/15/08(a)			43	43,317
Citigroup, Inc. 3.625%, 2/09/09(a)			230	229,665
4.625%, 8/03/10(a)			107	106,556
5.50%, 4/11/13(a)			350	341,592
6.20%, 3/15/09(a)			180	181,502
Compass Bank 5.50%, 4/01/20(a)			250	216,212
Credit Suisse USA, Inc. 3.875%, 1/15/09(a)			195	194,701
Deutsche Bank Financial, Inc. 7.50%, 4/25/09(a)			215	219,451
Huntington National Bank 4.375%, 1/15/10(a)			250	232,211
JP Morgan Chase & Co. 6.00%, 1/15/09(a)			150	151,023
6.75%, 2/01/11(a)			285	295,807
M&I Marshall & Ilsley Bank 5.00%, 1/17/17(a)			175	143,173
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)			175	171,835
5.626%, 8/17/09(a)			105	104,376
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(d)			105	91,013
National City Bank of Ohio 6.25%, 3/15/11(a)			250	227,194
National Westminster Bank 6.50%, 9/07/21(a)		GBP	50	95,048
RBS Capital Trust III 5.512%, 9/30/14(a)(d)	US$		335	291,147
Regions Financial Corp. 6.375%, 5/15/12(a)			215	211,848
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(d)			135	124,660
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(a)			115	111,882
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(d)			100	80,247
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)			180	180,871
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)			240	252,130
Union Bank of California 5.95%, 5/11/16(a)			660	626,073

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Union Planters Corp. 7.75%, 3/01/11(a)	US$	143	$146,179
US Bancorp 5.30%, 4/28/09(a)		220	221,319
Wachovia Corp. 3.625%, 2/17/09(a)		225	222,450
5.50%, 5/01/13(a)		505	483,336
Washington Mutual, Inc. 4.20%, 1/15/10(a)		18	15,660
Zions Bancorporation 5.50%, 11/16/15(a)		105	83,631

			6,923,154

BROKERAGE–1.5%
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)		394	364,145
5.70%, 11/15/14(a)		450	434,888
7.625%, 12/07/09(a)		215	222,252
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)		230	230,007
4.75%, 7/15/13(a)		315	302,999
7.35%, 10/01/09(a)		95	97,564
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)		155	136,782
6.00%, 5/03/32(a)(d)		225	172,022
6.20%, 9/26/14(a)		75	71,585
6.50%, 7/19/17(a)		75	69,384
7.875%, 11/01/09(a)		43	43,849
Merrill Lynch & Co., Inc. 4.125%, 1/15/09(a)		66	65,245
6.00%, 2/17/09(a)		175	174,360
6.05%, 5/16/16(a)		535	493,536
6.11%, 1/29/37(a)		250	198,552

			3,077,170

FINANCE–2.8%
American Express Centurion 4.375%, 7/30/09(a)		250	248,970
American Express Co. 4.75%, 6/17/09(a)		98	97,634
American General Finance Corp. 4.625%, 5/15/09(a)		225	223,194
Capital One Bank 4.25%, 12/01/08(a)		225	224,587
5.00%, 6/15/09(a)		100	99,851
6.50%, 6/13/13(a)		140	137,092
Capital One Financial Corp. 4.80%, 2/21/12(a)		470	437,012
5.50%, 6/01/15(a)		42	37,765
6.75%, 9/15/17(a)		45	44,587
CIT Group, Inc. 5.00%, 2/01/15(a)		240	165,951
5.85%, 9/15/16(a)		360	248,389
7.625%, 11/30/12(a)		435	361,562
Series MTN 5.125%, 9/30/14(a)		195	139,668

	Principal Amount (000)			U.S. $ Value

Countrywide Financial Corp. Series MTN
5.80%, 6/07/12(a)	US$		229	$216,590
Countrywide Home Loans, Inc. Series MTNL
4.00%, 3/22/11(a)			4	3,641
General Electric Capital Corp. 4.375%, 11/21/11(a)			155	155,340
4.80%, 5/01/13(a)			435	426,156
6.75%, 3/15/32(a)			620	624,309
Household Finance Corp. 4.125%, 12/15/08(a)			45	44,930
HSBC Finance Corp. 7.00%, 5/15/12(a)			280	290,024
International Lease Finance Corp. 3.50%, 4/01/09(a)			350	341,009
6.375%, 3/15/09(a)			220	218,938
iStar Financial, Inc. 5.15%, 3/01/12(a)			320	264,000
SLM Corp. 5.375%, 1/15/13(a)			385	339,095
5.45%, 4/25/11(a)			235	214,613
Series MTNA 4.50%, 7/26/10(a)			90	83,278
VTB Capital SA
6.609%, 10/31/12(a)(b)			135	131,112

				5,819,297

INSURANCE–1.4%
The Allstate Corp.
6.125%, 5/15/37(a)			530	480,869
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09(a)			97	97,152
Genworth Financial, Inc. 1.60%, 6/20/11(a)		JPY	15,000	134,480
4.75%, 6/15/09(a)	US$		83	82,576
5.231%, 5/16/09(a)			225	226,097
6.515%, 5/22/18(a)			520	486,761
Hartford Financial Services Group, Inc. 6.10%, 10/01/41(a)			205	179,874
Humana, Inc. 6.30%, 8/01/18(a)			215	199,398
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)			145	139,971
7.80%, 3/15/37(a)(b)			80	63,869
Prudential Financial, Inc. 5.15%, 1/15/13(a)			325	316,768
UnitedHealth Group, Inc. 4.125%, 8/15/09(a)			82	81,257
5.25%, 3/15/11(a)			95	94,560
WellPoint, Inc. 4.25%, 12/15/09(a)			72	71,275
XL Capital Ltd. 5.25%, 9/15/14(a)			235	213,168
6.25%, 5/15/27(a)			200	166,864

				3,034,939

6

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

OTHER FINANCE–0.0%
Aiful Corp.
6.00%, 12/12/11(a)(b)	US$	125	$103,310

REITS–0.4%
HCP, Inc. 5.95%, 9/15/11(a)		225	218,468
Simon Property Group LP 5.00%, 3/01/12(a)		220	214,361
5.625%, 8/15/14(a)		420	406,122

			838,951

			19,796,821

UTILITY–2.1%
ELECTRIC–1.7%
Carolina Power & Light Co. 6.50%, 7/15/12(a)		480	503,567
Exelon Corp. 6.75%, 5/01/11(a)		95	97,596
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)		405	415,570
Series C 7.375%, 11/15/31(a)		420	456,707
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)		240	246,849
Nisource Finance Corp. 6.80%, 1/15/19(a)		550	539,357
7.875%, 11/15/10(a)		110	114,072
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)		215	209,500
6.05%, 3/01/34(a)		125	120,529
Progress Energy, Inc. 7.10%, 3/01/11(a)		73	76,813
Public Service Company of Colorado Series 10 7.875%, 10/01/12(a)		210	234,201
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(b)		235	236,726
Wisconsin Energy Corp. 6.25%, 5/15/67(a)(d)		204	175,469

			3,426,956

NATURAL GAS–0.2%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)		70	73,462
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)		95	93,062
TransCanada Pipelines Ltd. 6.35%, 5/15/67(a)(d)		235	202,916
Williams Co., Inc. 7.875%, 9/01/21(a)		105	111,300

			480,740

OTHER UTILITY–0.2%
Veolia Environnement 6.00%, 6/01/18(a)		350	349,197

			4,256,893

	Principal Amount (000)		U.S. $ Value

NON CORPORATE SECTORS–0.3%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.3%
Gaz Capital SA 6.51%, 3/07/22(a)(b)	US$	657	$578,962

FOREIGN LOCAL GOVERNMENT– MUNICIPAL–0.0%
TNK-BP Finance SA 7.50%, 7/18/16(a)(b)		100	94,620

			673,582

Total Corporates—Investment Grades (cost $48,865,773)			48,067,967

COMMERCIAL MORTGAGE-BACKED SECURITIES—12.8%
NON-AGENCY FIXED RATE CMBS–12.8%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)		319	321,852
Series 2004-4, Class A3 4.128%, 7/10/42(a)		410	410,000
Series 2004-6, Class A2 4.161%, 12/10/42(a)		525	521,286
Series 2005-6, Class A4 5.352%, 9/10/47(a)		470	451,750
Series 2006-5, Class A4 5.414%, 9/10/47(a)		455	432,144
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)		505	483,333
Series 2005-T18, Class A4 4.933%, 2/13/42(a)		530	501,442
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49(a)		1,090	1,060,382
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 6.01%, 12/10/49(a)		1,085	1,038,458
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)		51	50,934
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38(a)		1,095	1,074,034
Series 2006-C5, Class A3 5.311%, 12/15/39(a)		225	211,303
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)		455	452,862

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	US$	450	$420,597
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)		530	526,193
Series 2007-GG9, Class A2 5.381%, 3/10/39(a)		1,090	1,066,054
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)		1,115	1,038,949
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38(a)		300	293,788
Series 2006-GG8, Class A2 5.479%, 11/10/39(a)		1,070	1,061,071
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)		95	92,233
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)		550	525,385
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)		405	402,124
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)		440	436,347
Series 2005-LDP5, Class A2 5.198%, 12/15/44(a)		360	358,820
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)		545	522,165
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)		1,035	1,009,683
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)		420	397,825
Series 2007-C1, Class A4 5.716%, 11/15/17(a)		1,115	1,046,319
Series 2007-CB19, Class A4 5.937%, 2/12/49(a)		1,110	1,060,050
Series 2007-LD11, Class A4 6.007%, 6/15/49(a)		1,105	1,056,969
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)		430	412,257
Series 2004-C4, Class A4 5.295%, 6/15/29(a)		830	818,796
Series 2004-C8, Class A2 4.201%, 12/15/29(a)		420	416,875
Series 2005-C1, Class A4 4.742%, 2/15/30(a)		365	344,176
Series 2005-C7, Class A4 5.197%, 11/15/30(a)		340	326,710
Series 2006-C6, Class A4 5.372%, 9/15/39(a)		475	449,421
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/17(a)		1,105	1,040,467

	Principal Amount (000)		U.S. $ Value

Morgan Stanley Capital I Series 2005-T17, Class A5 4.78%, 12/13/41(a)	US$	655	$618,718
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45(a)		1,080	1,046,468
Series 2007-C31, Class A4 5.509%, 4/15/47(a)		1,100	1,024,727
Series 2007-C32, Class A2 5.924%, 6/15/49(a)		1,060	1,045,203
Series 2007-C32, Class A3 5.929%, 6/15/49(a)		1,105	1,048,485

Total Commercial Mortgage-Backed Securities (cost $27,623,707)			26,916,655

MORTGAGE PASS- THRU’S–10.8%
AGENCY FIXED RATE 30-YEAR—10.4%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35–10/01/35(a)		1,258	1,168,006
Series 2007 5.50%, 7/01/35(a)		321	318,675
Federal Home Loan Mortgage Corp. Series 2007 7.00%, 2/01/37(a)		883	926,562
Federal National Mortgage Association Series 2002 7.00%, 3/01/32(a)		37	38,645
Series 2003 5.00%, 11/01/33(a)		323	311,499
5.50%, 4/01/33–7/01/33(a)		1,329	1,317,688
Series 2004 5.50%, 4/01/34–11/01/34(a)		1,098	1,087,929
6.00%, 9/01/34(a)		632	639,616
Series 2005 4.50%, 8/01/35(a)		972	901,994
5.50%, 2/01/35(a)		1,316	1,304,713
Series 2006 5.00%, 2/01/36(a)		2,276	2,189,646
6.50%, 9/01/36(a)		1,298	1,338,492
Series 2007 4.50%, 9/01/35–8/01/37(a)		1,144	1,062,729
5.00%, 7/01/36(a)		355	341,972
5.50%, 11/01/36(a)		1,151	1,137,667
6.50%, 9/01/37(a)		876	903,098
Series 2008 5.50%, 3/01/37(a)		2,711	2,680,168
Government National Mortgage Association Series 1994 9.00%, 9/15/24(a)		6	6,349
Series 2006 6.00%, 7/15/36(a)		4,006	4,074,333

			21,749,781

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCY ARMS–0.4%
Federal Home Loan Mortgage Corp.
Series 2007 6.096%, 1/01/37(a)(e)	US$	243	$248,354
Federal National Mortgage Association
Series 2006 5.849%, 11/01/36(a)(e)		668	684,689

			933,043

Total Mortgage Pass-Thru’s (cost $22,633,810)			22,682,824

CORPORATES–NON-INVESTMENT GRADES–7.2%
INDUSTRIAL–4.5%
BASIC–0.4%
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)(b)		228	237,690
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)		179	117,692
Novelis, Inc. 7.25%, 2/15/15(a)		170	160,650
Peabody Energy Corp.
Series B 6.875%, 3/15/13(a)		190	190,475
Westvaco Corp. 8.20%, 1/15/30(a)		50	48,405

			754,912

CAPITAL GOODS–0.7%
Allied Waste North America, Inc. 6.375%, 4/15/11(a)		174	172,260
Bombardier, Inc. 6.30%, 5/01/14(a)(b)		270	257,850
8.00%, 11/15/14(a)(b)		225	230,625
Case Corp. 7.25%, 1/15/16(a)		170	165,750
Case New Holland, Inc. 7.125%, 3/01/14(a)		175	171,500
Crown Americas 7.625%, 11/15/13(a)		155	154,613
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)		205	205,000
Russell–Stanley Holdings, Inc. 9.00%, 11/30/08(f)(g)(h)		36	4,566
United Rentals North America, Inc. 7.75%, 11/15/13(a)		220	176,000

			1,538,164

COMMUNICATIONS– MEDIA–0.8%
CCH I Holdings LLC 11.75%, 5/15/14(a)(c)		420	256,200
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)		238	142,800

	Principal Amount (000)		U.S. $ Value

DirecTV Holdings LLC 6.375%, 6/15/15(a)	US$	216	$202,500
Echostar DBS Corp. 6.625%, 10/01/14(a)		255	235,875
Idearc, Inc. 8.00%, 11/15/16(a)		330	207,487
Quebecor Media, Inc. 7.75%, 3/15/16(a)		230	213,900
RH Donnelley Corp. 8.875%, 10/15/17(a)(b)		545	324,275
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)		70	52,500

			1,635,537

COMMUNICATIONS– TELECOMMUNICATIONS–0.8%
Alltel Corp. 7.875%, 7/01/32(a)		170	172,550
Citizens Communications Co. 6.25%, 1/15/13(a)		210	194,775
Digicel Ltd. 9.25%, 9/01/12(a)(b)		161	165,629
Inmarsat Finance PLC 10.375%, 11/15/12(a)(i)		155	156,550
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)		231	233,599
Nextel Communications, Inc.
Series D 7.375%, 8/01/15(a)		140	116,200
Sprint Capital Corp. 6.875%, 11/15/28(a)		235	195,637
8.375%, 3/15/12(a)		365	361,350
8.75%, 3/15/32(a)		75	71,437

			1,667,727

CONSUMER CYCLICAL– AUTOMOTIVE–0.6%
Affinia Group, Inc. 9.00%, 11/30/14(a)		85	68,850
Ford Motor Co. 7.45%, 7/16/31(a)		364	212,030
Ford Motor Credit Co. 5.46%, 1/13/12(a)(e)		240	170,587
7.00%, 10/01/13(a)		204	150,228
General Motors Corp. 8.25%, 7/15/23(a)		350	203,875
8.375%, 7/15/33(a)		320	189,600
Lear Corp.
Series B 8.75%, 12/01/16(a)		195	152,100
Visteon Corp. 7.00%, 3/10/14(a)		165	89,925

			1,237,195

CONSUMER CYCLICAL– OTHER–0.7%
Broder Brothers Co.
Series B 11.25%, 10/15/10(a)		77	52,168

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Greektown Holdings LLC 10.75%, 12/01/13(b)(h)	US$	90	$66,600
Harrah’s Operating Co., Inc. 6.50%, 6/01/16(a)		237	129,165
10.75%, 2/01/16(a)(b)		160	132,800
Host Hotels & Resorts LP
Series Q 6.75%, 6/01/16(a)		250	221,875
MGM Mirage 6.625%, 7/15/15(a)		302	242,355
8.375%, 2/01/11(a)		280	270,200
Universal City Florida Holding Co. 8.375%, 5/01/10(a)		60	59,400
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)		260	237,900

			1,412,463

CONSUMER CYCLICAL–RETAILERS–0.0%
Rite Aid Corp. 6.875%, 8/15/13(a)		160	96,000
9.375%, 12/15/15(a)		10	6,700

			102,700

CONSUMER NON- CYCLICAL–0.1%
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)		225	218,250
Tyson Foods, Inc. 6.85%, 4/01/16(a)		103	93,601

			311,851

ENERGY–0.1%
Chesapeake Energy Corp. 7.75%, 1/15/15(a)		210	217,875

SERVICES–0.0%
Travelport LLC 9.875%, 9/01/14(a)		35	31,063

TECHNOLOGY–0.3%
Amkor Technology, Inc. 9.25%, 6/01/16(a)		180	171,450
Avago Technologies Finance 10.125%, 12/01/13(a)		110	116,600
CA, Inc. 4.75%, 12/01/09(a)		110	108,573
Flextronics International Ltd. 6.50%, 5/15/13(a)		175	167,125

			563,748

TRANSPORTATION– AIRLINES–0.0%
Continental Airlines, Inc.
Series RJO3 7.875%, 7/02/18(a)		42	32,018

			9,505,253

	Principal Amount (000)		U.S. $ Value

NON CORPORATE SECTORS–1.7%
DERIVATIVES–RACERS -0.9%
Racers
Series 06-6-T 2.813%, 7/01/08(a)(b)(e)	US$	1,950	$1,779,771

DERIVATIVES–TOTAL RETURN SWAPS–0.8%
High Yield Total Return Trust
Series 2007-1 2.638%, 7/01/08(a)(b)(e)		1,950	1,746,264

			3,526,035

UTILITY–1.0%
ELECTRIC–0.8%
The AES Corp. 7.75%, 3/01/14(a)		250	246,563
Dynegy Holdings, Inc. 8.375%, 5/01/16(a)		205	198,850
Dynegy Roseton/Danskammer Pass Through Trust
Series B 7.67%, 11/08/16(a)		195	192,075
Edison Mission Energy 7.00%, 5/15/17(a)		255	238,425
7.50%, 6/15/13(a)		150	148,875
Mirant Americas Generation LLC 8.50%, 10/01/21(a)		175	163,187
NRG Energy, Inc. 7.375%, 2/01/16–1/15/17(a)		440	415,087
Reliant Energy, Inc. 7.875%, 6/15/17(a)		155	151,513

			1,754,575

NATURAL GAS–0.2%
Enterprise Products Operating LP 8.375%, 8/01/66(a)(d)		305	304,912

			2,059,487

FINANCIAL INSTITUTIONS—0.0%
INSURANCE–0.0%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)		95	88,113

Total Corporates–Non-Investment Grades (cost $17,586,637)			15,178,888

AGENCIES–4.9%
AGENCY DEBENTURES–4.9%
Federal Home Loan Mortgage Corp. 4.75%, 1/19/16(a)		1,810	1,832,020
5.50%, 8/23/17(a)		565	597,501
Federal National Mortgage Association 6.25%, 5/15/29(a)		325	367,676
6.625%, 11/15/30(a)		135	160,253
Series 2001 5.375%, 11/15/11(a)		5,000	5,262,530
Series 2004 4.125%, 4/15/14(a)		2,000	1,989,142

Total Agencies (cost $9,790,401)			10,209,122

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

GOVERNMENTS– SOVEREIGN BONDS–3.3%
Republic of Brazil 6.00%, 1/17/17(a)	US$		611	$623,220
7.125%, 1/20/37(a)			823	907,358
8.75%, 2/04/25(a)			126	157,689
8.875%, 10/14/19–4/15/24(a)			946	1,189,804
11.00%, 8/17/40(a)			141	186,472
Malaysia 7.50%, 7/15/11(a)			303	328,227
8.75%, 6/01/09(a)			180	187,762
United Mexican States 5.625%, 1/15/17(a)			256	258,688
11.375%, 9/15/16(a)			272	378,352
Series A 8.00%, 9/24/22(a)			1,158	1,409,286
Russian Federation 7.50%, 3/31/30(a)(b)(c)			699	784,919
11.00%, 7/24/18(a)(b)			240	336,000
Series VII 3.00%, 5/14/11(a)			160	152,000
Republic of South Africa 7.375%, 4/25/12(a)			142	149,810

Total Governments–Sovereign Bonds (cost $6,572,029)				7,049,587

GOVERNMENTS–SOVEREIGN AGENCIES–2.2%
Canada Housing Trust No 1 4.55%, 12/15/12 (a)(b)		CAD	2,400	2,412,945
Landwirtschaftliche Rentenbank 1.375%, 4/25/13(a)		JPY	229,000	2,141,741
5.125%, 2/01/17(a)	US$		70	73,194

Total Governments–Sovereign Agencies (cost $4,549,479)				4,627,880

CMOS–1.2%
NON-AGENCY ARMS–0.8%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1
6.176%, 5/25/36(a)(d)			162	114,934
Series 2007-1, Class 21A1 5.72%, 1/25/47(a)(d)			243	188,122
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.113%, 5/25/35(a)(d)			452	428,884
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(e)			519	465,440
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.214%, 5/25/36(a)(d)			225	183,281

	Principal Amount (000)			U.S. $ Value

Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.24%, 8/25/35(a)(d)	US$		292	$280,808

				1,661,469

NON-AGENCY FLOATING RATE–0.4%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 4.528%, 12/25/35(a)(e)			150	115,094
Series 2007-OA3, Class M1 2.793%, 4/25/47(e)(f)			145	27,112
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.069%, 7/25/36(a)(d)			452	342,084
Washington Mutual Mortgage Pass Through Series 2007-OA1, Class A1A 4.228%, 2/25/47(a)(e)			356	269,531
Series 2007-OA3, Class B1 2.933%, 4/25/47(e)(f)			449	90,511

				844,332

AGENCY FLOATING RATE–0.0%
Fannie Mae Grantor Trust
Series 2004-T5, Class AB4 2.574%, 5/28/35(a)(e)			50	40,212

Total CMOs (cost $3,490,376)				2,546,013

QUASI–SOVEREIGNS–1.2%
QUASI–SOVEREIGN BONDS–1.2%
Pemex Project Funding Master Trust 5.75%, 3/01/18(a)(b)			90	87,975
Petronas Capital Ltd. 7.00%, 5/22/12(a)(b)			426	460,387
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)(b)			377	336,781
7.75%, 5/29/18(a)(b)			1,610	1,577,800

Total Quasi–Sovereigns (cost $2,519,542)				2,462,943

INFLATION-LINKED SECURITIES–1.0%
Government of Canada 3.00%, 12/01/36(a)		CAD	67	89,178
U.S. Treasury Notes 2.375%, 4/15/11 (TIPS)	US$		1,894	2,006,536

Total Inflation-Linked Securities (cost $1,936,990)				2,095,714

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–1.0%
HOME EQUITY LOANS–FLOATING RATE–0.6%
Asset Backed Funding Certificates
Series 2003-WF1, Class A2 3.518%, 12/25/32(a)(e)	US$	136	$121,481
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(c)		75	70,035
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 2.653%, 12/25/35(a)(e)		147	142,343
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 2.742%, 1/20/35(a)(e)		153	126,922
Home Equity Asset Trust Series 2007-2, Class M1 2.913%, 7/25/37(a)(e)		475	57,760
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 2.593%, 11/25/36(a)(e)		490	448,886
Option One Mortgage Loan Trust Series 2007-2, Class M1 2.843%, 3/25/37(a)(e)		160	18,368
RAAC Series Series 2006-SP3, Class A1 2.563%, 8/25/36(a)(e)		65	62,030
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 2.653%, 3/25/35(a)(e)		50	44,244
Series 2005-RZ1, Class A2 2.683%, 4/25/35(a)(e)		108	95,702
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2A 2.563%, 12/25/36(a)(e)		1	669

			1,188,440

HOME EQUITY LOANS–FIXED RATE–0.4%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)		116	77,040
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(a)		468	357,583
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.95%, 1/25/33(a)(c)		252	216,611

		Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)	US$	63	$59,726
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)		48	47,548

			758,508

OTHER ABS–FIXED RATE–0.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(b)		100	86,000

Total Asset-Backed Securities (cost $2,900,422)			2,032,948

EMERGING MARKETS–SOVEREIGNS–0.1%
NON CORPORATE SECTORS–0.1%
SOVEREIGN–0.1%
Dominican Republic 8.625%, 4/20/27(a)(b)		100	102,440
Republic of Panama 9.375%, 4/01/29(a)		127	165,926

Total Emerging Markets– Sovereigns (cost $263,751)			268,366

EMERGING MARKETS–CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
CONSUMER CYCLICAL– OTHER–0.1%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		140	140,875

UTILITY–0.0%
OTHER UTILITY–0.0%
Mmg Fiduc (aes El Salv) 6.75%, 2/01/16(a)(b)		100	92,693

Total Emerging Markets– Corporate Bonds (cost $234,171)			233,568

		Shares
NON-CONVERTIBLE–PREFERRED STOCKS–0.1%
FINANCIAL INSTITUTIONS–0.1%
REITS–0.1%
Sovereign REIT 12.00%(a)(b)		93	90,210

NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal National Mortgage Association 8.25%(a)		2,950	67,702

Total Non-Convertible– Preferred Stocks (cost $161,409)			157,912

12

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SUPRANATIONALS–0.0%
European Investment Bank 4.875%, 2/15/36(a) (cost $109,785)	US$	110	$108,222

		Shares
PREFERRED STOCKS–0.0%
NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(a)(d) (cost $60,000)		2,400	58,320

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–4.3%
TIME DEPOSIT–4.3%
Bank of New York 1.00%, 7/01/08 (cost $9,110,000)	US$	9,110	$9,110,000

TOTAL INVESTMENTS–101.8% (cost $217,475,268)			214,058,976
Other assets less liabilities–(1.8)%			(3,829,159)

NET ASSETS–100.0%			$210,229,817

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$14,615	6/03/10	BMA	*	3.4440%	$(9,326)
Lehman Brothers	1,500	12/04/11	BMA	*	4.8504%	42,981
Lehman Brothers	1,000	3/02/16	BMA	*	5.0625%	49,035
Lehman Brothers	6,025	11/28/17	BMA	*	4.7225%	43,903

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2008	Unrealized Appreciation/ (Depreciation)
Sold Contracts
EURO-BOND FUTURE	16	September 2008	$2,819,208	$2,785,401	$33,807
JPN 10Y BOND (TSE)	4	September 2008	5,058,489	5,102,415	(43,926)

					$(10,119)

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Canadian Dollar settling 8/13/08	56	$55,073	$54,839	$(234)
Canadian Dollar settling 8/13/08	4,089	3,998,188	4,008,701	10,513
Euro settling 7/29/08	576	892,831	906,016	13,185
Euro settling 7/29/08	1,681	2,624,724	2,642,231	17,507
Great British Pound settling 8/11/08	395	775,793	783,925	8,132
Japanese Yen settling 7/17/08	58,912	546,977	555,350	8,373
New Zealand Dollar settling 7/08/08	253	191,081	192,563	1,482
Norwegian Krone settling 8/12/08	28,839	5,496,363	5,640,019	143,656
Singapore Dollar settling 8/01/08	205	150,212	150,698	486
Swedish Krona settling 9/08/08	5,302	871,751	877,291	5,540
Swedish Krona settling 9/08/08	31,951	5,264,572	5,286,923	22,351
Swiss Franc settling 7/10/08	2,713	2,652,039	2,656,276	4,237
Sale Contracts:
Canadian Dollar settling 8/13/08	323	320,988	317,071	3,917
Euro settling 7/29/08	2,031	3,184,224	3,192,583	(8,359)
Great British Pound settling 8/11/08	3,051	5,961,952	6,056,041	(94,089)
Japanese Yen settling 7/17/08	2,093	19,754	19,731	23
Japanese Yen settling 7/17/08	1,083,936	10,417,449	10,217,927	199,522
New Zealand Dollar settling 7/08/08	396	302,032	301,699	333
Norwegian Krone settling 8/12/08	81	15,647	15,873	(226)
Singapore Dollar settling 8/01/08	205	150,068	150,698	(630)
Swiss Franc settling 7/10/08	4,261	4,083,102	4,171,938	(88,836)
Swiss Franc settling 7/10/08	690	658,266	675,395	(17,129)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $202,753,651.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate market value of these securities amounted to $16,169,350 or 7.7% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2008.

(d)	Variable rate coupon, rate shown as of June 30, 2008.

(e)	Floating Rate Security. Stated interest rate was in effect at June 30, 2008.

(f)	Illiquid security, valued at fair value. (see Note A)

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of June 30, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08	11/09/01–6/06/05	$463,798	$4,566	0.00%

14

AllianceBernstein Variable Products Series Fund

(h)	Security is in default and is non-income producing.

(i)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of June 30, 2008, the fund’s total exposure to subprime investments was 1.98%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Currency Abbreviations:

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro Dollar

GBP—Great British Pound

JPY—Japanese Yen

Glossary:

BMA—Bond Market Association

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

15

INTERMEDIATE BOND PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$–0	–	$(10,120)
Level 2	196,051,932		364,860
Level 3	18,007,044		–0	–

Total	$214,058,976		$354,740

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$8,616,044	$–0	–
Accrued discounts/premiums	(1,349)	–0	–
Realized gain	403,115	–0	–*
Change in unrealized appreciation/depreciation	(1,964,401)	–0	–
Net purchases (sales)	(3,649,769)	–0	–
Net transfers in and/or out of Level 3	1,792,048	–0	–
Securities from Fund Acquisitions	12,811,356	–0	–

Balance as of 6/30/08	$18,007,044	$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$(1,964,401)	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

16

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $217,475,268)	$214,058,976
Cash	845,182
Foreign cash, at value (cost $554,100)	648,505	(a)
Unrealized appreciation of forward currency exchange contracts	439,257
Unrealized appreciation of interest rate swap contracts	181,234	(b)
Receivable for investment securities sold	5,415,160
Dividends and interest receivable	2,110,880
Receivable for capital stock sold	25,258
Receivable for variation margin on futures contracts	11,866

Total assets	223,736,318

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	209,503
Unrealized depreciation of interest rate swap contracts	9,326
Payable for investment securities purchased	11,861,974
Payable for capital stock redeemed	791,450
Advisory fee payable	78,690
Premium received on swap contracts	45,315
Administrative fee payable	25,098
Distribution fee payable	10,664
Transfer Agent fee payable	84
Accrued expenses	474,397

Total liabilities	13,506,501

NET ASSETS	$210,229,817

COMPOSITION OF NET ASSETS
Capital stock, at par	$18,949
Additional paid-in capital	209,249,192
Undistributed net investment income	2,840,486
Accumulated net realized gain on investment and foreign currency transactions	1,148,111
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(3,026,921)

	$210,229,817

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$158,693,644	14,275,597	$11.12
B	$51,536,173	4,672,927	$11.03

(a)	An amount equivalent to U.S. $96,693 has been segregated to collateralized margin requirements for the open futures contracts outstanding at June 30, 2008.

(b)	Includes swap premium of $45,315.

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $189)	$3,342,166
Dividends	4,108

Total investment income	3,346,274

EXPENSES
Advisory fee (see Note B)	296,011
Distribution fee—Class B	39,812
Transfer agency—Class A	897
Transfer agency—Class B	286
Custodian	58,015
Administrative	46,100
Audit	24,000
Printing	7,464
Legal	2,045
Directors’ fees	887
Miscellaneous	1,567

Total expenses	477,084

Net investment income	2,869,190

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	48,586
Futures	118,703
Swap contracts	29,550
Foreign currency transactions	1,345,120
Net change in unrealized appreciation/depreciation of:
Investments	(5,918,644)
Futures	(10,119)
Swap contracts	6,924
Foreign currency denominated assets and liabilities	227,582

Net loss on investment and foreign currency transactions	(4,152,298)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,283,108)

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,869,190	$4,112,881
Net realized gain on investment and foreign currency transactions	1,541,959	461,322
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,694,257)	(346,453)

Net increase (decrease) in net assets from operations	(1,283,108)	4,227,750
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,089,962)	(3,234,289)
Class B	(996,992)	(911,329)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	129,005,445	(7,482,382)

Total increase (decrease)	123,635,383	(7,400,250)
NET ASSETS
Beginning of period	86,594,434	93,994,684

End of period (including undistributed net investment income of $2,840,486 and $4,058,250, respectively)	$210,229,817	$86,594,434

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), formerly AllianceBernstein U.S. Government/High Grade Securities Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

20

AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$39,394,923	$55,814,043
U.S. government securities	55,916,718	32,738,316

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,404,188
Gross unrealized depreciation	(6,820,480)

Net unrealized depreciation	$(3,416,292)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as

22

AllianceBernstein Variable Products Series Fund

described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2008, the Portfolio had no transactions in written options.

4. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

In accordance with Financial Accounting Standards Board Statement No. 133, the Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

5. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

6. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2008, the Portfolio had no transactions in dollar rolls.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007		Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	257,163	781,021		$3,003,773	$9,157,740
Shares issued in reinvestment of dividends	275,397	284,709		3,089,962	3,234,289
Shares issued in connection with the acquisition of Global Dollar Government, High Yield, Americas Government Income and Global Bond Portfolios	9,547,574	–0	–	106,562,852	–0	–
Shares redeemed	(1,435,167)	(1,519,605)		(16,257,920)	(17,792,556)

Net increase (decrease)	8,644,967	(453,875)		$96,398,667	$(5,400,527)

Class B
Shares sold	304,859	338,391		$3,555,154	$3,902,927
Shares issued in reinvestment of dividends	89,496	80,863		996,992	911,329
Shares issued in connection with the acquisition of Global Dollar Government, High Yield, Americas Government Income and Global Bond Portfolios	3,110,268	–0	–	34,459,827	–0	–
Shares redeemed	(570,023)	(594,789)		(6,405,195)	(6,896,111)

Net increase (decrease)	2,934,600	(175,535)		$32,606,778	$(2,081,855)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for

24

AllianceBernstein Variable Products Series Fund

medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007		2006
Distributions paid from:
Ordinary income	$4,145,618		$3,988,426
Net long-term capital gains	–0	–	–0	–

Total taxable distributions	4,145,618		3,988,426

Total distributions paid	$4,145,618		$3,988,426

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,067,871
Accumulated capital and other losses	(357,884	)(a)
Unrealized appreciation/(depreciation)	(273,904	)(b)

Total accumulated earnings/(deficit)	$3,436,083

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $357,884, all of which expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2007, the Portfolio utilized $546,303 of capital loss carryforwards.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of gains/losses on certain derivative instruments.

NOTE I

Acquisition of AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Bond Portfolio by AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”)

On April 25, 2008, the Portfolio acquired all of the assets and assumed all of the liabilities of AllianceBernstein Global Dollar Government Portfolio (“Global Dollar Government”), AllianceBernstein High Yield Portfolio (“High Yield”),

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

AllianceBernstein Americas Government Income Portfolio (“Americas Government Income”) and AllianceBernstein Global Bond Portfolio (“Global Bond”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation.

As a result of the acquisition, stockholders of Global Dollar Government, High Yield, Americas Government Income and Global Bond received shares of the Portfolio equivalent to the aggregate net asset value of the shares they held in their respective Portfolios. Stockholders participating in Global Dollar Government, High Yield, Americas Government Income and Global Bond’s dividend reinvestment plan received full and fractional shares of the Portfolio. Other stockholders received cash in lieu of fractional shares. On April 25, 2008, the acquisition was accomplished by a tax-free exchange of 12,657,842 shares of the Portfolio for 1,938,390 shares of Global Dollar Government, 5,108,831 shares of High Yield, 3,392,239 shares of Americas Government Income and 3,898,401 shares of Global Bond. The aggregate net assets of the Portfolio, Global Dollar Government, High Yield, Americas Government Income and Global Bond immediately before the acquisition were $85,627,226, $23,506,474, $31,533,721, $40,523,058, and $45,459,426 (including $2,895,655 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $226,649,905.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected

26

AllianceBernstein Variable Products Series Fund

to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

27

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.78	$11.78	$11.82	$12.28	$12.56	$12.54

Income From Investment Operations
Net investment income (a)	.23	.54	.50	.41	.32	(b)	.26
Net realized and unrealized gain (loss) on investment transactions	(.32)	.01	(.06)	(.17)	.12	.23

Net increase (decrease) in net asset value from operations	(.09)	.55	.44	.24	.44	.49

Less: Dividends and Distributions
Dividends from net investment income	(.57)	(.55)	(.48)	(.36)	(.36)	(.37)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.34)	(.36)	(.10)

Total dividends and distributions	(.57)	(.55)	(.48)	(.70)	(.72)	(.47)

Net asset value, end of period	$11.12	$11.78	$11.78	$11.82	$12.28	$12.56

Total Return
Total investment return based on net asset value (c)	(.85	)%*	4.85%	3.93%	1.98%	3.77%	3.88%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$158,694	$66,305	$71,655	$83,329	$102,543	$129,194
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.66	%(d)	.78%	.77	%(e)	.71%	.68%	.77%
Expenses, before waivers and reimbursements	.66	%(d)	.78%	.77	%(e)	.71%	.78%	.77%
Net investment income	4.42	%(d)	4.58%	4.25	%(e)	3.37%	2.46	%(b)	2.10%
Portfolio turnover rate	69%	90%	327%	529%	662%	748%

See footnote summary on page 29.

28

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.67	$11.67	$11.72	$12.18	$12.47	$12.47

Income From Investment Operations
Net investment income (a)	.22	.50	.46	.38	.28	(b)	.24
Net realized and unrealized gain (loss) on investment transactions	(.32)	.02	(.06)	(.17)	.13	.21

Net increase (decrease) in net asset value from operations	(.10)	.52	.40	.21	.41	.45

Less: Dividends and Distributions
Dividends from net investment income	(.54)	(.52)	(.45)	(.33)	(.34)	(.35)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.34)	(.36)	(.10)

Total dividends and distributions	(.54)	(.52)	(.45)	(.67)	(.70)	(.45)

Net asset value, end of period	$11.03	$11.67	$11.67	$11.72	$12.18	$12.47

Total Return
Total investment return based on net asset value (c)	(.93	)%*	4.60%	3.59%	1.75%	3.52%	3.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,536	$20,289	$22,340	$24,716	$25,744	$21,982
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.91	%(d)	1.03%	1.02	%(e)	.96%	.93%	1.03%
Expenses, before waivers and reimbursements	.91	%(d)	1.03%	1.02	%(e)	.96%	1.03%	1.03%
Net investment income	4.17	%(d)	4.32%	4.01	%(e)	3.14%	2.19	%(b)	1.89%
Portfolio turnover rate	69%	90%	327%	529%	662%	748%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Including the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2008 by .09%.

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INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein U.S. Government/ High Grade Securities Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$90.0	U.S. Government / High Grade Securities Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.090% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
U.S. Government / High Grade Securities Portfolio	Class A 0.77% Class B 1.02%	December 31

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

30

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.4 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.5

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.6 An EG will typically consist of seven to twenty funds. However, because the Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser, at the request of the Senior Officer and the

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

31

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Adviser, Lipper expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[7]	Lipper Expense Group Median	Rank
U.S. Government / High Grade Securities Portfolio	0.450	0.500	3/13

Because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.8 A “normal” EU will include funds that have the same investment objective/classification as the subject fund.9 Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown:

Portfolio	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Government / High Grade Securities Portfolio	0.774	0.635	12/13	0.612	34/35

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $58,568 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $271,155 on behalf of the Portfolio to ABI.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

8	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

9	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year Class A share total expense ratio.

32

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).11 ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.12

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 14 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

11	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

12	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

33

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”)16 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2007.17

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.13	4.89	5.13	2/7	10/19
3 year	3.51	3.65	3.85	5/7	15/19
5 year	4.05	4.19	4.42	6/7	16/19
10 year	5.00	5.14	5.18	6/7	16/19

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.20

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
U.S. Government / High Grade Securities Portfolio	5.13	3.51	4.05	5.00	5.38	3.45	0.36	10
Lehman Brothers Government Bond Index	5.80	3.79	3.93	5.71	6.05	4.16	0.47	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

15	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU, as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2007. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

20	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

June 30, 2008

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.73	$4.90	0.98%
Hypothetical (5% return before expenses)	$1,000	$1,019.99	$4.92	0.98%

Class B
Actual	$1,000	$1,010.47	$6.15	1.23%
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.17	1.23%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–101.2%
COMMERCIAL PAPER–76.6%
AIG Funding Inc. 9/12/08	2.70%	$400	$397,826
AIG Inc. 7/24/08	2.48%–2.72%	980	978,373
American Express Credit 9/23/08	2.68%	800	795,035
Bank of America 9/18/08	2.71%	1,300	1,292,326
Bank of Montreal 8/22/08	2.55%	800	797,065
Bank of Nova Scotia 8/18/08	2.58%	800	797,259
Banque Et Caisse Espargne 9/15/08	2.67%	1,400	1,392,168
Barclays 8/22/08	2.70%	700	697,282
Barclays US Funding LLC 7/02/08	2.26%	400	399,975
Caisse Nationale Des Caisses D’Epargne 8/20/08	2.59%	800	797,144
Calyon North America 7/02/08	2.49%	800	799,945
CBA Finance 7/11/08	2.64%	400	399,709
9/10/08	2.72%	400	397,870
Citigroup Funding Inc. 8/11/08	2.53%–2.97%	1,400	1,395,747
Danske Corp. 7/14/08(a)	2.59%	800	799,255
Deutsche 7/01/08	2.15%	300	300,000
Dexia Delaware 7/08/08	2.70%	850	849,557
Eksportfinans Als 7/15/08(a)	2.49%	1,350	1,348,698
Fortis 8/25/08	2.70%	700	697,123
General Electric Capital Svcs 9/09/08	2.44%	1,400	1,393,412
HSBC USA Inc. 8/11/08	2.54%	800	797,700
Ing 9/24/08	2.71%	800	794,909
JP Morgan Chase & Co. 9/25/08	2.57%	750	745,431
7/21/08	2.62%	600	599,133
Lloyds Bank PLC 7/18/08	2.45%	1,300	1,298,502
Morgan Stanley 7/14/08	3.12%	400	399,555
8/07/08	3.12%	400	398,738

	Yield*	Principal Amount (000)	U.S. $ Value

Nordea 9/11/08	2.60%	$800	$795,872
Pfizer Inc. 8/08/08(a)	2.67%	750	747,918
7/07/08(a)	2.68%	750	749,669
Private Export Fund Corp. 7/01/08(a)	2.21%	1,400	1,400,000
Prudential PLC 8/08/08(a)	2.60%	800	797,821
Rabobank USA Fin Corp. 7/09/08	2.31%	1,000	999,487
Royal Bank of Canada 9/17/08	2.67%	800	795,407
San Paolo IMI US Finl Co. 7/08/08	2.53%	650	649,682
Santander Central Hispanano AM 9/16/08	2.77%	1,400	1,391,765
Societe Generale 8/04/08	2.66%	450	448,874
Svenska Handelsbank Inc. 7/11/08	2.75%	750	749,427
Toyota Motor Credit 8/29/08	2.41%	1,400	1,394,493
UBS Finance Delaware LLC 7/07/08	2.34%	850	849,669
Wells Fargo & Company 7/23/08	2.15%–2.31%	1,350	1,348,167

			34,877,988

CERTIFICATE OF DEPOSIT–18.2%
Banco Bilbao Vizcaya 8/15/08	2.60%	800	800,010
Depfa Bank PLC 7/28/08	3.12%	400	400,000
PNC Bank Series CD 7/25/08	3.19%	750	750,000
Royal Bank of Scotland NY 7/21/08	2.85%	1,400	1,400,000
Societe Generale 8/04/08	3.02%	400	400,000
Suntrust Bank of Atlanta 7/02/08	2.60%	1,000	1,000,000
Toronto Dominion Bank 7/22/08	2.35%	800	800,000
US Bank 9/22/08	2.60%	1,350	1,350,000
Wachovia Bank NA 9/08/08	2.37%	1,400	1,400,000

			8,300,010

2

AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–6.4%
Federal Home Loan Bank Discount Notes 7/25/08	2.80%	$1,500	$1,497,240
Freddie Mac Discount Notes 8/28/08	2.06%	1,400	1,395,376

			2,892,616

TOTAL INVESTMENTS–101.2% (cost $46,070,614)			46,070,614
Other assets less liabilities–(1.2)%			(551,259)

NET ASSETS–100.0%			$45,519,355

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate market value of these securities amounted to $5,843,361 or 12.8% of net assets.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

See notes to financial statements.

3

MONEY MARKET PORTFOLIO
FINANCIAL ACCOUNTING STANDARDS NO. 157
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities		Other Financial Instruments*
Level 1	$–0	–	$–0	–
Level 2	39,170,604		–0	–
Level 3	6,900,010		–0	–

Total	$46,070,614		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities		Other Financial Instruments
Balance as of 12/31/07	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	6,900,010		–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/08	$6,900,010		$–0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$–0	–	$–0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

4

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $46,070,614)	$46,070,614
Cash	84,334
Interest receivable	40,734
Receivable for capital stock sold	767

Total assets	46,196,449

LIABILITIES
Payable for capital stock redeemed	518,836
Dividends payable	51,847
Administrative fee payable	25,250
Advisory fee payable	17,585
Distribution fee payable	4,921
Transfer Agent fee payable	89
Accrued expenses	58,566

Total liabilities	677,094

NET ASSETS	$45,519,355

COMPOSITION OF NET ASSETS
Capital stock, at par	$45,536
Additional paid-in capital	45,474,252
Distributions in excess of net investment income	(26)
Accumulated net realized loss on investment transactions	(407)

$45,519,355

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$22,898,572	22,905,236	$1.00
B	$22,620,783	22,630,671	$1.00

See notes to financial statements.

5

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$805,221

EXPENSES
Advisory fee (see Note B)	108,670
Distribution fee—Class B	30,439
Transfer agency—Class A	620
Transfer agency—Class B	631
Administrative	46,100
Custodian	42,088
Audit	24,000
Printing	5,425
Legal	5,043
Directors’ fees	822
Miscellaneous	2,083

Total expenses	265,921

Net investment income	539,300

NET INCREASE IN NET ASSETS FROM OPERATIONS	$539,300

See notes to financial statements.

6

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$539,300		$2,128,169
Net realized gain on investment transactions	–0	–	44

Net increase in net assets from operations	539,300		2,128,213
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(281,426)		(1,143,530)
Class B	(257,874)		(984,665)
CAPITAL STOCK TRANSACTIONS
Net decrease	(1,936,917)		(4,168,132)

Total decrease	(1,936,917)		(4,168,114)
NET ASSETS
Beginning of period	47,456,272		51,624,386

End of period (including distributions in excess of net investment income of ($26) and ($26), respectively)	$45,519,355		$47,456,272

See notes to financial statements.

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $46,100 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2008.

8

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $439 for the six months ended June 30, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

At June 30, 2008, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

1. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

NOTE E: Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Class A
Shares sold	5,185,296	31,932,856	$5,185,296	$31,932,856
Shares issued in reinvestment of dividends	281,426	1,143,530	281,426	1,143,530
Shares redeemed	(6,178,543)	(36,553,183)	(6,178,543)	(36,553,183)

Net decrease	(711,821)	(3,476,797)	$(711,821)	$(3,476,797)

Class B
Shares sold	14,540,257	36,898,757	$14,540,257	$36,898,757
Shares issued in reinvestment of dividends	257,874	984,665	257,874	984,665
Shares redeemed	(16,023,227)	(38,574,757)	(16,023,227)	(38,574,757)

Net decrease	(1,225,096)	(691,335)	$(1,225,096)	$(691,335)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities

9

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

with longer maturities. Because the Portfolio invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$2,128,195	$2,359,258

Total distributions paid	$2,128,195	$2,359,258

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(407	)(a)

Total accumulated earnings/(deficit)	$(407)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $407, of which $198 expires in the year 2012, and $209 which expires in 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2007, the Portfolio utilized $44 of capital loss carryforward.

NOTE H: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a

10

AllianceBernstein Variable Products Series Fund

later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE I: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

11

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005	2004		2003
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00

Income From Investment Operations
Net investment income	.01		.04	.04		.02	.01	(a)	.01

Less: Dividends
Dividends from net investment income	(.01)		(.04)	(.04)		(.02)	(.01)		(.01)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00

Total Return
Total investment return based on net asset value (b)	1.17%		4.35%	4.22%		2.35%	.71%		.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,898		$23,610	$27,087		$30,370	$36,740		$54,847
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.98	%(c)	.99%	.93	%(d)	.93%	.69%		.66%
Expenses, before waivers and reimbursements	.98	%(c)	.99%	.93	%(d)	.93%	.73%		.66%
Net investment income	2.35	%(c)	4.28%	4.13	%(d)	2.30%	.68	%(a)	.55%

See footnote summary on page 13.

12

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31,
			2007	2006		2005	2004		2003
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00

Income From Investment Operations
Net investment income	.01		.04	.04		.02	–0	–(a)(e)	–0	–(e)

Less: Dividends
Dividends from net investment income	(.01)		(.04)	(.04)		(.02)	–0	–(e)	–0	–(e)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00

Total Return
Total investment return based on net asset value (b)	1.05%		4.08%	3.96%		2.10%	.46%		.28%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,621		$23,846	$24,537		$25,778	$28,287		$47,946
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.23	%(c)	1.24%	1.19	%(d)	1.19%	.94%		.91%
Expenses, before waivers and reimbursements	1.23	%(c)	1.24%	1.19	%(d)	1.19%	.98%		.91%
Net investment income	2.12	%(c)	4.00%	3.89	%(d)	2.06%	.41	%(a)	.29%

(a)	Net of expenses reimbursed or waived by the Adviser.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.01 per share.

13

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Money Market Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$49.2	Money Market Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.150% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Money Market Portfolio	Class A 0.93% Class B 1.19%	December 31

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

14

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.4 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Exchange Reserves, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Exchange Reserves been applicable to the Portfolio versus the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance	0.250%	0.450%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was not affected by the settlement between the Adviser and the NYAG since the fund had lower breakpoints than the NYAG related fee schedule.

15

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[6]
Money Market Portfolio	Short Maturity Dollar Class A	1.05% on the 1st €100 million[7] 1.00% on the next €100 million 0.95% in excess of €200 million

	Class I (Institutional)	0.50% on the 1st €100 million 0.45% on the next €100 million 0.40% in excess of €200 million

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Money Market Portfolio. Also shown is what would have been the effective advisory fee of Money Market Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2007 net assets and the Portfolio’s advisory fees:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Client # 1[8]	0.125% on first $100 million 0.10% on next $150 million 0.05% thereafter	0.125%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. 10 An EG will typically consist of seven to twenty funds.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

7	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on October 2, 2007 by Reuters was €1 per $1.4154. At that currency exchange rate, €100 million would be equivalent to approximately $141.5 million. €200 million would be equivalent to approximately $283.8 million.

8	This sub-advised fund has a more restrictive investment style than the Money Market Portfolio; the fund invests primarily in high-quality municipal short-term securities.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[11]	Lipper Expense Group Median	Rank
Money Market Portfolio	0.450	0.450	5/11

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Money Market Portfolio	0.935	0.655	11/11	0.502	50/51

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $64,785 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $46,496 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

17

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).14 ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 17 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) 19 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2007.20

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
(Net)
1 year	4.53	4.82	4.95	11/11	59/60
3 year	3.19	3.44	3.60	11/11	57/58
5 year	2.15	2.32	2.46	11/11	54/56
10 year	3.26	3.39	3.51	7/9	48/51

(Gross)
1 year	5.51	5.51	5.49	5/11	20/60
3 year	4.11	4.12	4.12	7/11	34/58
5 year	2.98	2.99	2.99	7/11	34/56
10 year	4.03	4.03	4.04	4/9	29/51

14	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

15	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

18

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Money Market Portfolio	4.53	3.19	2.15	3.26	N/A	0.55	–3.65	10
Lipper VA Money Market Average of funds	4.87	3.51	2.39	3.49	3.80	N/A	N/A	N/A
Inception Date: December 30, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2007. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

23	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

19

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	August 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	August 25, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 25, 2008